UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Penn Series
Funds, Inc.
■   2022 Annual Report
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I am very pleased to bring you the following 2022 capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it is a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.
The U.S. economy and financial markets have taken numerous unexpected twists and turns since the onset of the pandemic, and 2022 was no exception. Surging inflation and global central banks’ response to it were the predominant economic stories during the year. Inflation in the U.S. reached the highest levels since the early 1980s. Year-over-year inflation as measured by the Consumer Price Index peaked at 9% mid-year, but the question remains how quickly inflation will move close to the Federal Reserve’s (Fed) 2% target. History suggests a durable decline in inflation will require a material slowdown in economic growth and consumer demand. The U.S. consumer entered the year with record-strong balance sheets benefiting from the pandemic-driven government stimulus and full employment. However, broad-based strength in consumer spending in 2022 led to a significant drawdown in savings and the largest increase in credit card balances in more than 20 years. The savings rate in the U.S. recently moved to the lowest levels since the Global Financial Crisis. The tragic war in Ukraine and China’s “zero-COVID” policy also contributed to the challenging global growth and inflationary environments. European economies were particularly hard hit by the energy supply shock. Consumer discretionary spending was squeezed by high food and energy costs, forcing numerous countries to implement energy price caps.
Stocks experienced extreme volatility as the historic increase in interest rates weighed on valuations for all financial assets. The impact was most significant for the market-leading growth stocks. Growth stocks — with a longer-duration earnings profile — benefited for years from the prolonged low-interest-rate environment. After years of outperformance, growth gradually moved out of favor as investors shifted toward value stocks. The previously high-flying growth stocks yet to generate profits were particularly hard hit, with numerous names plunging more than 90%. In this very volatile environment, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -19.04% for the full twelve-month period ending December 31.
On a relative basis, mid-capitalization stocks provided better returns than large- and small-capitalization stocks during the year. Mid-capitalization stocks, as measured by the Russell Midcap Index returned -17.32%, while large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.13% and small-capitalization stocks, as measured by the Russell 2000 Index, returned -20.44%. From a style perspective, value stocks outperformed growth stocks for the full year in all market capitalizations. The widest disparity was witnessed in the large-capitalization space. For instance, large-capitalization value stocks, as measured by the Russell 1000 Value Index returned -7.54% while large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, returned -29.14%.
International markets were also challenged by tightening financial conditions and dollar strength. Looking ahead, the Russia-Ukraine conflict and slowing growth in China pose additional risks to an already uncertain global economic outlook. In this environment, emerging markets stocks ended the year with a -20.09% return, as measured by the MSCI Emerging Markets Index and developed international stocks returned -14.45%, as measured by the MSCI EAFE Index.
Fixed-income markets also experienced heightened volatility, after the relative calm of 2021. The Fed’s failure to recognize the durability and severity of the inflation spike forced the most aggressive monetary tightening since the early 1980s. After years of low and stable inflation, Fed policymakers became too focused on the full-employment side of its dual mandate. Chair Jerome Powell now recognizes failure is “not an option” in the Fed’s fight against inflation. Treasury yields moved materially higher and the yield curve shifted steadily deeper into inversion for the majority of the year. Ten-year Treasury yields peaked in late October near 4.25%, approximately 275 basis points above where they started the year. Signs that inflation had peaked brought buyers of long-duration bonds back during the fourth quarter, which is also when Treasury bill yields reached the highest point on the yield curve, as more points on the curve moved into inversion. In this environment, investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -13.01% (more than four times the previous record loss of 2.9% in 1994) and high-yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned -11.19%.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.
Sincerely,
Keith G. Huckerby
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund (the "Fund") returned -4.49% for the twelve-month period ending December 31, 2022, compared to the -3.69% return for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index (the "Index") for the same period.
After hovering near the zero-lower bound since the onset of the pandemic, short-term Treasury yields moved materially higher during 2022. Inflation running at the highest levels in more than four decades forced the Federal Reserve (Fed) to tighten aggressively, hiking interest rates by 425 basis points. The Fed also began the process of reducing its balance sheet holdings of government bonds. Economic growth stalled during the first half of 2022 but rebounded during the second half despite tighter monetary policy. Labor markets remain tight as job openings continue to be well above the number of workers seeking employment.
The Fund’s underweight stance to duration or interest rate risk benefited results during 2022 but was offset by spread widening for corporate and structured security holdings. We expect the end of the Fed’s tightening cycle during the first quarter of 2023, providing a more favorable environment for short-duration, high-quality fixed income assets.
We are currently maintaining our overweight to high-quality structured securities, while opportunistically managing credit risk within the corporate sector.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2012 would have grown to $11,123. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Government/Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Government/Credit 1–3 Year Bond Index on December 31, 2012 would have grown to $10,916.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	(4.49%)	1.12%	1.07%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	(3.69%)	0.92%	0.88%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Corporate Bonds	42.1%
Asset Backed Securities	30.0%
Residential Mortgage Backed Securities	14.6%
Commercial Mortgage Backed Securities	12.3%
U.S. Treasury Obligations	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund (the "Fund") returned -13.63% for the twelve-month period ending December 31, 2022, compared to -13.01% for its benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index") for the same time period.
The bond market suffered its steepest annual loss on record as surging inflation in the United States forced the Federal Reserve (Fed) to respond aggressively with tighter monetary policy. Inflation showed signs of peaking by the third quarter but remained well above the Fed’s 2% inflation target. As inflation surged, economic growth stalled during the first half of the year but surprised to the upside during the second half. Labor market conditions remained strong despite the Fed’s efforts to slow the economy. New job openings are running above the 10 million mark — more than 3 million higher than pre-pandemic levels.
Treasury yields moved materially higher and the yield curve shifted steadily deeper into inversion for the majority of the year. 10-year Treasury yields peaked in late October near 4.25%, approximately 275 basis points above where they started the year. Signs that inflation had peaked brought buyers of long duration bonds back during the fourth quarter. Fund performance benefited from conservative duration management but yield curve flattening detracted from results relative to the benchmark.
Spread widening among Fund holdings of corporate and structured securities also detracted from performance during the year. We remain focused on identifying higher quality credit sector opportunities that will be able to generate solid returns during periods of slowing economic growth. Current overweight positioning includes multi-family commercial mortgage-backed securities, high-quality collateralized loan obligations and investment-grade corporate bonds. We remain underweight agency residential mortgage-backed securities but are finding more attractive opportunities there as the Fed exits purchase activity in the sector.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Quality Bond Fund on December 31, 2012 would have grown to $11,332. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Quality Bond Fund	(13.63%)	0.30%	1.26%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Corporate Bonds	39.4%
Asset Backed Securities	20.1%
Residential Mortgage Backed Securities	19.6%
Commercial Mortgage Backed Securities	16.2%
U.S. Treasury Obligations	2.3%
Preferred Stocks	1.2%
Municipal Bonds	1.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund (the "Fund") returned -6.30% for the twelve-month period ending December 31, 2022, compared to -10.55% return for its benchmark, the CSFB High Yield Bond Index (the "Index") for the same time period.
2022 was a very weak year for fixed income assets driven largely by a dramatic rise in Treasury rates. The 2-year and 10-year Treasuries rose by approximately 370 basis points (bps) and 230 bps, respectively, as the Federal Reserve (Fed) rapidly raised short-term interest rates and reduced the size of its balance sheet (quantitative tightening). Supply chain issues from the re-opening of the economy, the onset of the war in Ukraine, and the massive monetary and fiscal stimulus all contributed to materially higher inflation levels and forced the Fed to respond aggressively as the year progressed. Credit spreads widened and were volatile in 2022 but the market remained orderly and liquidity adequate. BB credit outperformed lower-quality credit by over 350 bps as the market started to price in the likelihood of a recession in 2023. Fortunately, a benign maturity wall in 2023 and 2024, very limited new issue supply, and reasonably solid corporate balance sheets helped prevent credit spreads from approaching typical recessionary periods. Sector dispersion was evident with energy remaining a relative outperformer, while broadcast media, telecom/cable and retail were laggards.
The Fund entered 2022 underweight duration and spread duration versus the benchmark, which benefited performance during the first half of the year as rates rose and spreads widened. As the prospect of a much weaker growth and earnings outlook appeared, the Fund reduced its allocation to lower-quality credit. This positioning was largely maintained during the second half of 2022, although the Fund did make adjustments to individual credits and sector allocations, reducing exposure to the retail, telecom/cable and advertising sectors.
Entering 2023, the Fund is overweight the energy, gaming/leisure, airline and health care sectors. The Fund remains underweight lower-quality risk but we will selectively add risk as opportunities present themselves.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the High Yield Bond Fund on December 31, 2012 would have grown to $15,796. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2012 would have grown to $14,601.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
High Yield Bond Fund	(6.30%)	3.67%	4.68%
CSFB High Yield Bond Index	(10.55%)	2.07%	3.86%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
BB/B Rated	34.3%
BBB/BB Rated & Above	24.7%
BB Rated	16.1%
B/CCC Rated	8.9%
B Rated	8.8%
Not Rated	3.1%
CCC and Below	0.7%
Loan Agreements	3.4%
Equity Securities	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund (the "Fund") returned -12.12% for the twelve-month period ending December 31, 2022, compared to the -18.11% return of its benchmark, the S&P 500 Index (the "Index") for the same time period.
The Fund posted a negative return but strongly outperformed its all-equity S&P 500 Index in the 2022 calendar year. The Fund’s equity holdings posted a negative return but outpaced its S&P 500 Index benchmark. The Fund’s fixed income holdings posted a negative return during the one-year period, but strongly outperformed its benchmark, the Bloomberg U.S. Aggregate Index.
U.S. stocks fell sharply in 2022, with major indices posting their worst year since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, and the Federal Reserve’s (Fed) short-term interest rate increases starting in mid-March. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023. S&P 500 sector performance was mostly negative. The communication services, consumer discretionary and information technology sectors were the worst performers. On the other hand, energy stocks produced extraordinary gains, surging with oil and natural gas prices for much of the year as many nations sanctioned Russia and made efforts to reduce reliance on Russian energy exports because of its invasion of Ukraine.
As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.
Our overall fixed income weight increased compared to the beginning of the year. Our largest exposure remains in bank loans, which we think at current levels offer attractive risk-adjusted return profiles. We also like that bank loans are at the top of the capital structure and benefit from rising interest rates. Our second largest exposure is in U.S. Treasuries, which provide ballast, generate income, and are highly liquid should we decide to add to risk assets if further market stress arises. We also continue to have a meaningful weight in high yield, where we are focused on higher quality and/or idiosyncratic issues that offer attractive return/risk profiles.
Within equities, the consumer discretionary sector contributed to relative performance, owing primarily to security selection. Shares of Yum! Brands, the parent company of Taco Bell, KFC, and Pizza Hut, declined but strongly outperformed sector peers. Despite some pressure on international sales due to COVID-related lockdowns in China and suspended operations in Russia, the company posted strong same-store-sales in other regions, as well as better than expected new unit growth. Stock selection in information technology also lifted relative returns, driven by NXP Semiconductors, which outperformed sector peers on the back of solid growth in its core automotive division. An underweight allocation to the energy sector was a leading detractor from relative results. Energy was by far the best performing sector during the year, outperforming the overall S&P 500 Index by 84%. The sector surged with oil and natural gas prices in the early part of the year and benefited late in the period from progress in the post-pandemic economic reopening of China. The health care sector also weighed on relative returns due to stock picks, such as PerkinElmer. Shares of the company underperformed as investors appeared to cool on the life sciences and tools industry after a period of strong returns driven by the demand for equipment needed to test for COVID-19.
Not withstanding the year-end rally that pared earlier losses, U.S. equity markets suffered their worst decline in over a decade this calendar year. While myriad factors contributed to the global downturn, the linked pair of elevated inflation and rising interest rates were the primary culprits in the U.S. Even as the rate of inflation appeared to recede and the Fed began to moderate the pace of its rate hikes, markets pulled back on speculation of a seemingly inevitable tightening-induced recession. And a recession remains a realistic outcome, although we believe this scenario would produce an unusual environment as pockets of the market are already at trough levels.
At current levels, we have a more constructive outlook for markets, particularly over the intermediate-term where recent dislocation has created pockets of opportunity for long-term investors. The rally in equities that opened the quarter created compelling opportunities to pare certain positions on strength. However, we also bought shares of names with strong underlying

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
fundamentals that we believe have been oversold on near-term macroeconomic concerns. As a result, the Fund is positioned with a slight overweight to equities.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Flexibly Managed Fund on December 31, 2012 would have grown to $27,443. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2012 would have grown to $32,654.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Flexibly Managed Fund	(12.12%)	8.91%	10.62%
S&P 500 Index	(18.11%)	9.43%	12.56%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	22.6%
Technology	19.8%
Financial	15.8%
Industrial	11.1%
Government	9.6%
Consumer, Cyclical	8.3%
Communications	5.9%
Utilities	3.9%
Energy	1.8%
Basic Materials	1.0%
Asset Backed Securities	0.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund (the "Fund") returned -16.57% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the S&P 500 Index’s return of -18.11% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark, the S&P 500 Index, for the twelve-month period. The Fund’s fixed income allocation underperformed the Bloomberg U.S. Aggregate Bond Index for the same period.
The Quality Bond Fund’s conservative duration management benefited results, while yield curve positioning and credit spread widening for corporate and structured holdings detracted from performance.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Balanced Fund on December 31, 2012 would have grown to $20,905. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the
S&P 500 Index on December 31, 2012 would have grown to $32,654. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Balanced Fund	(16.57%)	5.55%	7.65%
S&P 500 Index	(18.11%)	9.42%	12.56%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/22
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund (the "Fund") returned -39.52% for the twelve-month period ending December 31, 2022, compared to the -29.14% return for its benchmark, the Russell 1000 Growth Index (the "Index") for the same time period.
Overall, both stock selection and sector allocation were responsible for relative underperformance. Communication services was the largest relative underperformer, followed by consumer discretionary. Health care was the only relative contributor.
Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve’s (Fed) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
In communication services, both stock selection and an overweight position detracted from relative results. Shares of Snap fell dramatically over the past year as it struggled to adapt to new policies around data tracking that affected its ability to target and measure ad performance. This, at a time where competition is intensifying, and an uncertain macro backdrop has led to tighter advertising spend. We eliminated the stock due to an impaired thesis and a loss of confidence in the company’s management team. Shares of Sea Ltd. traded lower due to a COVID-off environment impacting the Gaming business, India’s prohibition on the company’s most popular title due to Chinese investment, and an uncertain macro environment that has reduced the visibility for the company’s e-commerce segment. We believe Sea Ltd.’s platform is well positioned to gain share in South East Asia’s high margin online gaming market and expand its reach to additional emerging market countries, with additional growth supported by an underappreciated consumer to consumer (C2C) e-commerce marketplace with improving monetization trends.
In consumer discretionary, stock choices and an overweight position hindered relative returns. After a successful and well-received public offering, shares of electric vehicle (EV) upstart Rivian have significantly declined. The company is facing a challenging environment to try to ramp production given all the macro uncertainty, supply chain disruptions, and affordability coming under pressure. It’s been a rough ride since coming public, but we continue to like the name and have conviction that it can be one of the long-term winners in EV. Shares of Amazon.com traded lower in response to deceleration within both its e-commerce and Amazon Web Services (AWS) segments as consumer confidence and enterprise cloud spend softened due to macro concerns. The company also disappointed in terms of cost control efforts that fell short of targets, with its bloated logistics footprint continuing to weigh on profitability. Despite the disappointing near-term results, we still believe the long-term growth runways for both businesses are still very much intact, while the advertising business remains exceptionally well positioned in an otherwise shaky digital marketing landscape, thanks to its closed loop system. Amazon has three businesses (e-commerce, AWS, advertising) that are each levered to durable secular growth themes, attacking huge addressable markets, and have plenty of runway left for growth.
Conversely, stock selection in health care added value. Cigna has performed well on solid results, driven by strength in both its pharmacy-benefits and healthcare segments, including a better-than-expected medical-loss-ratio. We believe Cigna remains a source of steady growth at an attractive valuation and appreciate its significant exposure to commercial markets in which we think the company will be able to exercise pricing power in the near term. Managed care holdings UnitedHealth Group and Humana also performed well over the past year thanks to better-than-expected cost trends as utilization returns to normal in the wake of the pandemic.
Signs of cooling inflation are a welcomed sight, but labor markets remain tight, likely forcing the Fed to maintain a "higher-for-longer" posture. We expect continued volatility in 2023 as the effects of Fed actions take hold and they assess their course of action; however, with many of our companies already having taken their medicine in the form of earnings revisions, and an

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
eventual unwinding of economic tightening to come, the worst is likely behind us with better days ahead for growth stocks.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Large Growth Stock Fund on December 31, 2012 would have grown to $27,850. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2012 would have grown to $37,397.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Large Growth Stock Fund	(39.52%)	4.43%	10.79%
Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Technology	41.4%
Communications	19.3%
Consumer, Non-cyclical	17.3%
Consumer, Cyclical	10.7%
Financial	6.7%
Industrial	4.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund (the "Fund") returned -19.19% for the twelve-month period ending December 31, 2022, compared to the -29.14% return for its benchmark, the Russell 1000 Growth Index (the "Index") for the same time period.
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Federal Reserve (Fed) has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its yield curve control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Security selection and, to a lesser extent, an underweight position in the consumer discretionary sector contributed to performance relative to the Russell 1000 Growth Index. Within this sector, not owning shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com, and an overweight position in apparel retailer Ross Stores, boosted relative returns.
Stock selection in both the information technology and communication services sectors also aided relative results. Within the information technology sector, not owning shares of computer graphics processor maker NVIDIA and an overweight position in financial technology services provider Fiserv supported relative performance. Within the communication services sector, not owning shares of social networking service provider Meta Platforms further bolstered relative results.
Stocks in other sectors that supported relative performance included holdings of medical devices maker Boston Scientific and an overweight position in both risk management and human capital consulting services provider Aon and financial services provider Charles Schwab.
The Fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Stock selection in the industrials sectors weighed on relative performance. Within this sector, not owning shares of defense contractor Lockheed Martin and construction, agricultural machinery and heavy equipment manufacturer Deere & Company and mining equipment manufacturer Caterpillar weakened relative returns.
Avoiding the energy sector also held back relative returns. However, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund's largest relative detractors during the period.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Elsewhere, not owning shares of pharmaceutical companies Abbvie and Eli Lilly, health insurance and medicare/medicaid provider UnitedHealth Group, beverage maker Coca-Cola and biotechnology firm Amgen hampered relative performance. Additionally, the Fund’s position in sportswear and sports equipment manufacturer Adidas and an overweight position in technology company Alphabet further hindered relative returns.
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Large Cap Growth Fund on December 31, 2012 would have grown to $32,476. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2012 would have grown to $37,397.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Large Cap Growth Fund	(19.19%)	11.82%	12.50%
Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Technology	31.4%
Consumer, Non-cyclical	26.0%
Financial	12.9%
Industrial	10.2%
Consumer, Cyclical	9.8%
Communications	7.4%
Basic Materials	1.3%
Utilities	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund (the "Fund") returned -53.49% for the twelve-month period ending December 31, 2022, compared to the -29.14% return for its benchmark, the Russell 1000 Growth Index (the "Index") for the same time period.
Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.
The long-term investment horizon and conviction weighted, highly active investment approach embraced by Counterpoint Global can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Russell 1000 Growth Index this period primarily due to adverse stock selection; sector allocation detracted to a lesser extent.
Large cap growth equities, as measured by the Russell 1000 Growth Index, declined over the year. Outside of the energy sector’s significant outperformance and a small positive return from utilities, all other Index sectors had negative performance in the year. Communication services, consumer discretionary and information technology were the bottom performing sectors. Against this backdrop, Counterpoint Global continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund.
Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic resulted in overall greater market volatility and a sell-off in high growth equities. We believe this sell-off, which began in the fourth quarter of 2021, was driven by primarily non-fundamental factors. Fundamentals across fund holdings largely remained healthy and in line with our expectations. Despite market volatility, we continued to find many high quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets and multiple competitive advantages. While we opportunistically added to some positions and initiated new ones, overall we made few changes as we remain confident in the long-term prospects for the businesses we own.
Information technology was by far the top detractor in the Fund this period, due to mixed stock selection. The Fund’s stock selection in and sector allocations to most other sectors detracted as well; the communications services and consumer discretionary sectors were the second and third largest detractors from relative results. However, this was partially offset by an overweight to industrials, which contributed a modest gain. The real estate and utilities sectors, which the Fund did not have exposure to, and the materials position had a negligible impact on relative performance.
Counterpoint Global looks to own a portfolio of unique companies with diverse business drivers, strong competitive advantages and positioning, and healthy secular growth prospects whose market value we believe can increase significantly over the long-term for underlying fundamental reasons, independent of the macro or market environment. We find these companies through fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.
Counterpoint Global believes having a market outlook can be an anchor. We focus on assessing company prospects over a five-year investment horizon. Current portfolio positioning reflects what we believe are the best long-term investment opportunities.
Penn Mutual Asset Management, LLC
Investment Adviser
Morgan Stanley Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Large Core Growth Fund on December 31, 2012 would have grown to $20,723. For the purpose of comparison, the graph also shows the change in the Fund’s

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2012 would have grown to $37,397.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Large Core Growth Fund	(53.49%)	0.63%	7.56%
Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Communications	38.7%
Technology	35.3%
Consumer, Non-cyclical	18.3%
Industrial	2.4%
Basic Materials	1.9%
Financial	1.7%
Consumer, Cyclical	1.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund (the "Fund") returned -4.25% for the twelve-month period ending December 31, 2022, compared to the -7.54% return for its benchmark, the Russell 1000 Value Index (the "Index") for the same time period.
U.S. stocks declined during the twelve-month period ended December 31, 2022. In response to persistently high inflation, central banks — led by the U.S. Federal Reserve (Fed) — took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.
For 2022, the Fund declined in absolute terms but outperformed its benchmark, the Russell 1000 Value Index. Stock selection contributed to relative performance during the period, helped most by selection within materials and industrials. Sector selection detracted from relative returns, mostly driven by an underweight position in the energy sector and an overweight to consumer discretionary.
Leading contributors to full-year relative performance included Amgen, a biopharmaceutical company, after it released promising data on its weight loss drug and benefited from a sell-side upgrade that noted its underappreciated pipeline and attractive valuation. Elevance Health contributed, as the company showed continued strong fundamental performance and raised guidance for 2022 earnings, noting that cost management contributed to margin expansion in the third quarter. Philip Morris International contributed after the company completed its acquisition of Swedish Match, which was well received by investors; the acquisition should bolster its product lineup with next-generation smokeless tobacco products, not only improving its growth profile, but also reducing its health-risk profile.
Leading detractors from full-year relative performance included Target, as the company was impacted by weakening consumer demand, driven by inflationary pressures and slowing economic growth; additionally, operating margins remain compressed due to higher input costs and discounting associated with excess inventory. Roche detracted, as the company’s Alzheimer’s treatment failed a phase 3 trial, while the lack of an additional near-term catalyst caused investor concern; our thesis continues to focus on the company’s attractive valuation, pipeline optionality not reflected in the stock price and management team that has historically demonstrated strength in capital allocation. PerkinElmer detracted; while our outlook for the company is unchanged, investors reacted negatively to news that former CFO Jamey Mock would be leaving the company, as he was credited with restructuring the company’s portfolio into a higher-profitability business.
While the normalization of monetary policy is something we embrace, we share concerns about the consequences of slowing economic growth too much; falling demand can undermine the pricing power that broadly sustained high corporate margins for much of 2022. Higher rates have already slowed housing and auto sales (and prices) despite favorable longer-term supply-and-demand dynamics. Caution warrants looking out for negative elasticities across industries as higher rates and dwindling cash reserves dent demand.
We believe that the Fund’s holdings have attractive fundamentals that are consistent with our philosophy: high free-cash-flow yields, low earnings variability and low leverage. These well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Large Cap Value Fund on December 31, 2012 would have grown to $25,913. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2012 would have grown to $26,632.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Large Cap Value Fund	(4.25%)	7.39%	9.99%
Russell 1000 Value Index	(7.54%)	6.67%	10.29%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	30.0%
Financial	24.6%
Consumer, Cyclical	13.6%
Industrial	11.9%
Technology	6.6%
Communications	6.1%
Energy	5.3%
Basic Materials	1.3%
Utilities	0.6%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund (the "Fund") returned -3.22% for the twelve-month period ending December 31, 2022, compared to the -7.54% return for its benchmark, the Russell 1000 Value Index (the "Index") for the same time period.
Coming off of a strong 2021 for equity markets, 2022 started off quite rocky. Russia’s invasion of Ukraine in the first quarter rocked commodity markets, sending energy prices and food prices soaring. Rising inflation across the globe negatively impacted markets. As the Federal Reserve’s (Fed) outlook on inflation worsened from “transitory” to “persistent,” investors began to expect the Fed would raise interest rates at every 2022 policy meeting and, in turn, worried that aggressive rate hikes could tip the U.S. economy into recession. At its June, July, September and November 2022 policy meetings, the Fed hiked the federal funds rate 0.75% each time — to a 3.75% - 4.00% range — its first moves of that magnitude since 1994. Higher interest rates, inflation and recessionary worries drove stock prices down around the globe. In Europe, looming energy shortages caused by the Russia-Ukraine conflict pushed inflation rates even higher and stock prices lower during the period.
In the final quarter of 2022 however, corporate earnings reports came in better than expected; inflation declined every month from July through October; stock valuations seemed more attractive after the August–September market pullback; and there was reason to hope that, after a fourth 0.75% rate increase in November, the Fed would slow down the pace of interest rate hikes at its December meeting. The fourth quarter was the only quarter of generally positive performance in a tough year for almost every asset class.
With headwinds from every direction, most equity markets saw declines during the period. The S&P 500 Index returned -18.11% while the Russell 2000 Index was down -20.44%. International markets saw similar declines, with the MSCI EAFE Index returning -14.45% for the year. Emerging markets were down -20.09%. Energy names however had their best year in some time, with the MSCI World Energy Index up 46.01% in 2022.
In a reversal of the growth over value trend we’ve seen over the last few years, investors saw value stocks handily outperform. The Russell 1000 Value Index was down -7.54% for the year outperforming the Russell 1000 Growth by over 21%, as it finished the year down -29.14%.
Against this backdrop, the Fund outperformed its index, the Russell 1000 Value Index. Stock selection was the primary driver of outperformance, with positive selection results across eight of the 11 GICS sectors. Overall sector allocation was also additive for the year, as the Fund’s overweight to energy and underweights to information technology and consumer discretionary was positive.
Stock selection within the financials sector was the largest contributor to results. Stock selection within industrials, materials and consumer staples was additive, followed by information technology and energy. Individual stocks that had the largest positive impact on results included energy companies ConocoPhillips and EOG Resources. Within the health care sector, the Fund benefited from an overweight to Neurocine Biosciences. Elsewhere, an overweight to industrials company Huntington Ingalls Industries and avoidance of communication services name Meta Platforms Inc. added to relative results.
Stock selection was negative across just three of the 11 sectors for the period. Selection results within the communication services sector was the largest detractor for the year, followed by stock selection within consumer discretionary and real estate. The largest detractors from the stock level included avoidance of energy company Exxon Mobil Corporation, overweights to communication services names Alphabet Inc, Class A and Walt Disney Company, and positions within information technology companies Micron Technology, Inc., and Fidelity National Information Services, Inc
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Large Core Value Fund on December 31, 2012 would have grown to $27,081. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2012 would have grown to $26,632.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Large Core Value Fund	(3.22%)	8.42%	10.48%
Russell 1000 Value Index	(7.54%)	6.67%	10.29%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	23.5%
Financial	23.3%
Industrial	10.5%
Communications	9.6%
Energy	8.6%
Consumer, Cyclical	8.6%
Technology	6.0%
Utilities	5.7%
Basic Materials	4.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund (the "Fund") returned -18.29% for the twelve-month period ending December 31, 2022, compared to the -18.11% return for its benchmark, the S&P 500 Index (the "Index") for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. As-of flows contributed to the difference between the Fund’s performance and that of the Index.
The global economy decelerated in 2022, with the S&P 500 Index sliding down in the first three quarters of 2022 and slightly rebounding in the fourth quarter.
In the U.S., concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the S&P 500 Index, which declined by 4.60% during the first quarter. The U.S. consumer sentiment was hit due to higher prices, as inflation rose to 7.9%, reaching a 40-year high. The Federal Reserve (Fed) announced its first rate hike since 2018, raising the target rate by 0.25%, and clarified that further increases would be appropriate. On the positive side, the U.S. labor market remained robust, with the February jobs report coming in much better than expected and wage growth increasing by 5.1% year-over-year. Total nonfarm payrolls surpassed consensus forecasts, and the unemployment rate dropped to 3.8%, despite the labor force participation rate moving up to 62.3%. Earnings growth for U.S. companies stood at 30% year-over-year, beating expectations.
The S&P 500 Index declined by 16.10% during the second quarter. Consumer sentiment dropped sharply despite lower levels of unemployment and stronger wage growth over the quarter. The Fed indicated its commitment toward bringing inflation under control by raising interest rates further. However, as an aftereffect, unemployment rates were also likely to rise, which was an area of concern for market participants. Signs of higher interest rates weighing on economic activity could be observed from 40% higher house prices compared with the start of 2020. Economic data also confirmed a decline in the number of home sales.
In the third quarter, U.S. equities fell sharply for the third straight quarter in 2022. The brief market rebound that began in June fizzled in the second half of August as central bank hawkishness driven by stubbornly high inflation frightened investors. The central bank has been looking to bring down inflation, which is running near its highest levels since the early 1980s. The Fed repeatedly stated that it is committed to slowing the economy to bring inflation down to its 2% target. August core Consumer Price Index (CPI) data underpinned the Fed’s hawkishness and further support came from a tight labor market.
Riding on the gains of October and November, U.S. equities were mostly higher in the fourth quarter of 2022. The S&P 500 Index gained 7.56% and was seen as a respite after the negative returns during the past three quarters. There were some drawdowns seen in U.S. equities during December. The Fed raised the short-term borrowing rate by 75 basis points (bps) during November. However, after four consecutive rate hikes of 75 bps during the year, the central bank raised the borrowing rate by 50 bps to a range of 4.25% to 4.50%. The Fed's rate hike policy reflected the cooling year-on-year CPI during October and November, after the record high achieved in June 2022. During the quarter, there were also signs of downward pressure on housing rent as well as nominal wage growth.
Throughout the reporting period, only two of the eleven sectors posted positive returns. Energy was the best performing sector with a return of 65.7% and the utilities sector finished the year gaining 1.5%. Communication services, consumer discretionary and information technology were the three worst performing sectors, heavily affected by increasing Fed funds rates and consumer sentiment.
The Fund used S&P 500 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of Index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Merck & Co Inc., Chevron Corporation and Exxon Mobil Corporation. The top

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
negative contributors to the Fund’s performance during the reporting period were Amazon.com, Tesla Inc. and Apple Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Index 500 Fund on December 31, 2012 would have grown to $31,654. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2012 would have grown to $32,654.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Index 500 Fund	(18.29%)	9.14%	12.21%
S&P 500 Index	(18.11%)	9.42%	12.56%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	23.5%
Technology	21.7%
Financial	15.7%
Communications	10.8%
Consumer, Cyclical	9.0%
Industrial	8.5%
Energy	5.4%
Utilities	3.2%
Basic Materials	2.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund (the "Fund") returned -30.67% for the twelve-month period ending December 31, 2022, compared to the -26.72% return for its benchmark, the Russell Midcap Growth Index (the "Index") for the same time period.
Sector allocation was the primary driver of underperformance, led significantly by the Fund’s continued lack of exposure to the dramatically outperforming energy sector for the year. Though the energy sector is a small allocation within the benchmark, and we continue to have no exposure to it, the sector returned 59.15% for 2022, which detracted from our Fund’s relative returns. We continue to research potential names for the Fund but have yet to enter any positions of note.
The strongest contribution to relative outperformance where the Fund had exposure was in the health care sector, followed by communication services, consumer discretionary and consumer staples. The Fund’s lack of exposure to the real estate sector contributed to relative performance, as did our cash position for the year. The leading detractors from relative performance where the Fund had exposure were the information technology (IT), industrials, financials and materials sectors. The lack of exposure to the utilities sector also detracted from relative performance.
The IT sector remained the largest allocation within the Fund for the reporting period and was the largest overall detractor from relative performance, while health care, the largest overweight sector relative to the benchmark, added the most significant outperformance during the year.
We remain measured in how we approach the management of the Fund. We believe that although the coming recessionary environment will not be severe, there is always a behavioral impact of investors on stock prices, and the current environment lends itself to a greater magnitude due to the number and significance of macroeconomic uncertainties. We are keenly aware that stock prices may not accurately reflect the true intrinsic value nor potential growth opportunity of companies for a full market cycle. In this environment, we have become less concerned with valuation risk and are more focused on earnings risk, and while there are still small pockets of valuation risk within the Index, we are discovering more and more company-specific opportunities as we filter through the mid-cap growth universe with the lens of holding names for three to five years. The idea of reshoring is of particular interest to us now. The production problems of the pandemic only served to intensify an existing corporate trend to diversify supply chains. From an investment perspective, automation is the word that resonates with us, from manufacturing to transportation to delivery.
As growth managers, we continue to look for opportunities to invest in companies that we believe have sound capital structures and the ability to grow throughout business and economic cycles, not because of the cycle. These business models feature a product or service that appears durable to us, coupled with capital structure and a management team that is able to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we think should continue to grow, regardless of the economic cycle. Stock picking is always key to our process and performance, but it will be paramount in this environment as we seek to manage valuation risk in the Fund, while investing in durable, secular growth companies.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2012 would have grown to $31,901. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2012 would have grown to $29,456.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Mid Cap Growth Fund	(30.67%)	10.83%	12.30%
Russell Midcap Growth Index	(26.72%)	7.64%	11.41%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	27.1%
Technology	24.5%
Industrial	19.9%
Consumer, Cyclical	17.6%
Communications	7.0%
Financial	3.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund (the "Fund") returned -5.64% for the twelve-month period ending December 31, 2022, compared to the -12.03% return for its benchmark, the Russell Midcap Value Index (the "Index") for the same time period.
Mid-cap stocks declined along with the rest of the U.S. equity market in 2022 as soaring inflation, rising interest rates and recession fears led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment, especially in the aftermath of the Russian invasion of Ukraine. Expectations for more restrictive Federal Reserve (Fed) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates by 25 basis points (bps) in March but moved more aggressively with a 50 bps increase in May and then a series of consecutive 75 bps rate hikes between June and November. The Fed opted for a 50 bps increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter. While many areas of the market have begun to see downward pressure on earnings and forward estimates, many cyclically exposed companies have continued to post strong earnings results during the fourth quarter. This has defied many forecasts that earnings were at risk for downside surprises. However, stocks still ended the year with broad-based declines, due in part to signs of slowing growth and downward revisions to corporate earnings forecasts.
The Fund delivered negative returns but outperformed its benchmark, the Russell Midcap Value Index, for the twelve-month period ended December 31, 2022. Stock selection in industrials and financials sectors lifted relative performance, while selection in energy and consumer discretionary detracted.
We were pleased to see many of our investments with the higher quality characteristics we always seek provide more resilient performance during the period, as companies with strong balance sheets and positive earnings outpaced lower quality companies. ChampionX was a top relative contributor. This oil services company reported strong financial performance, driven by both volume and margin expansion. It also increased its forward earnings guidance in the fourth quarter. Long-time holding Commercial Metals, a leading U.S. rebar producer, also posted strong results and indicated strong future demand for its products, as healthy non-residential and government-funded infrastructure spending more than offset a slowing housing environment. Comfort Systems was another relative contributor. This provider of commercial contract heating and ventilation services has benefited from resilient construction spending, a large backlog of orders, and merger and acquisition opportunities.
Several of our consumer discretionary stocks were pressured by concerns over how consumer spending will fare in 2023. These concerns dampened stock performance for fast-casual restaurant chain Portillos, which also faced headwinds from higher food and labor costs. Frozen foods producer Nomad Foods, another relative detractor, was challenged by weaker European economic growth and higher costs, as it shifted product sourcing away from Russia. Elsewhere in the portfolio, concerns that cash-strapped consumers may delay elective procedures pressured stock performance for ZimVie, a supplier of medical instruments for the dental and spine markets. ZimVie was another detractor.
We believe valuations appear more attractive than they were a year ago, presenting us with many compelling investment opportunities. This is particularly the case for smaller market-cap stocks, which have underperformed large-cap stocks for six straight years. Given this market backdrop, we are tending to find many potential ideas amongst the lower end of the midcap capitalization spectrum. In addition, we recognize the potential for continued market volatility, as past Fed rate hikes are absorbed into an already slowing economy. Future rate hikes may set the stage for even slower economic growth as the Fed continues to combat inflation. A slower growing economy also presents a heightened risk for downward earnings revisions in 2023. We also see heightened risk of slower consumer spending if layoffs increase and households deplete the savings they built during the pandemic. As always, we will look to be opportunistic and capitalize on market volatility while adhering to our defensive value approach. Investors should be prepared for a wide variety of outcomes as the Fed will not prematurely declare a win over inflation. In such uncertain times, defense is best, and our continued emphasis on owning companies with strong balance sheets, consistent free cash flow, and earnings will be important to generating strong investment performance.
Penn Mutual Asset Management, LLC
Investment Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Janus Henderson Investors US LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Mid Cap Value Fund on December 31, 2012 would have grown to $19,213. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2012 would have grown to $26,193.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Mid Cap Value Fund	(5.64%)	(0.41%)	6.75%
Russell Midcap Value Index	(12.03%)	5.72%	10.11%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Financial	24.7%
Industrial	21.5%
Consumer, Non-cyclical	14.8%
Consumer, Cyclical	11.9%
Technology	10.0%
Energy	5.8%
Utilities	4.7%
Basic Materials	4.5%
Communications	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund (the "Fund") returned -1.45% for the twelve-month period ending December 31, 2022, compared to the -12.03% return for its benchmark, the Russell Midcap Value Index (the "Index") for the same time period.
Broad U.S. equity markets fell on concerns that persistently high inflation and rising interest rates may derail the economic expansion and weaken corporate profits. Market declines were broad based. Mid-cap stocks outperformed large and small caps, however, as measured by the Russell indices. Value stocks outperformed growth. Health care providers and services investments were notable contributors. Security selection in the information technology services industry boosted results. Not owning several benchmark names in the semiconductors and semiconductor equipment industry also contributed to relative performance. Stock selection and an underweight in the energy sector hindered relative performance. The Fund did not own a number of oil and gas exploration stocks that were strong contributors to the benchmark.
Key contributors included Reinsurance Group of America, Devon Energy and Conagra Brands. Reinsurance Group of America, a global life and health reinsurance company, reported strong financial results, as the impact from COVID-19 losses declined. Shares of Devon Energy, an oil and gas company, outperformed as commodity prices rose. This boosted Devon’s free cash flow generation and helped the company make large dividend payments, repurchase stock and pay down debt. Conagra Brands, a packaged-food company, benefited from its strong competitive positioning, which enabled it to raise prices to offset higher costs.
Key detractors included Advanced Auto Parts, T. Rowe Price Group and Occidental Petroleum. Advance Auto Parts, an automotive replacement parts retailer, underperformed analysts’ earnings expectations and lowered guidance. We held on to the stock given its longer-term prospects. Shares of asset management firm T. Rowe Price Group declined due to worries about lower assets under management amid volatile market conditions. We held on to the stock given our confidence in the management team and business model. Our lack of exposure to energy stock Occidental Petroleum detracted from performance. Occidental’s shares benefited from a constructive market environment for the energy sector.
The Fund seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.
Our research has led us to several health care stocks that we think offer compelling risk/reward profiles. We think patients seeking elective procedures after the COVID-19 disruption should provide support to medical device companies and service providers that are working through patient backlogs.
We hold select companies in the consumer staples sector that we believe are trading at a discount to their intrinsic value. While input costs have risen in this inflationary environment, many consumer staples companies have been able to improve efficiencies and pass along rising costs through pricing without significantly impacting demand. We have identified many companies in the financials sector that meet our investment criteria, particularly in the capital markets, banking and insurance industries. We remain focused on companies that, in our view, offer higher relative returns on assets, stronger capital levels, lower credit risk and management teams focused on returns and building competitive advantages. The Fund is underweight in the information technology sector relative to the benchmark, largely due to valuations that we view as stretched.
As we enter 2023, we continue to face challenging macroeconomic and geopolitical conditions. In the event of a recession, we believe companies with low debt and steady revenues may be better positioned to grow and maintain their competitive edge despite economic headwinds.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Mid Core Value Fund on December 31, 2012 would have grown to $27,978. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2012 would have grown to $26,193.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Mid Core Value Fund	(1.45%)	6.66%	10.84%
Russell Midcap Value Index	(12.03%)	5.72%	10.11%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Financial	29.5%
Consumer, Non-cyclical	21.5%
Industrial	15.3%
Consumer, Cyclical	10.6%
Utilities	9.0%
Communications	4.3%
Energy	4.2%
Technology	3.4%
Basic Materials	2.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund (the "Fund") returned -28.48% for the twelve-month period ending December 31, 2022, compared to the -26.21% return for its benchmark, the Russell 2500 Growth Index (the "Index") for the same time period.
Stock selection in information technology and an underweight to energy detracted from performance, while holdings in the health care and industrials sectors contributed to returns.
Insulin delivery products company Tandem Diabetes Care, Inc. was a top detractor from returns during the year. The stock was down on generally weaker-than-expected earnings and guidance, along with fears among market participants that customers may delay purchasing decisions due to the economic environment and risk of recession. We exited our position in November 2022 due to pressure from competing products and a challenging operating environment. Rapid7 Inc., a cybersecurity analytics and automation services provider, was another top detractor in the period. Along with disappointing quarterly earnings prints throughout the year, the market reacted negatively to Rapid7's overhaul of its sales force after the ramp to platform selling took longer and was harder than originally planned. While we see some challenges in the near term, we remain optimistic on the company, as we believe cybersecurity spending will hold up despite the macro backdrop, and Rapid7 is well-positioned to benefit.
Halozyme Therapeutics, Inc., a biopharmaceutical company that develops novel oncology therapies, was the top contributor to returns in 2022. Its shares appreciated throughout the year as the company signed several new strategic partnerships and grew royalty revenues at an accelerating pace. The market also reacted positively to the announced acquisition of drug autoinjector company, Anteres, in late May 2022. We remain positive on the company’s long-term prospects, as they continue to return capital to shareholders, identify opportunities for external growth, and invest to maximize revenue growth and durability. Neurocrine Biosciences, Inc. was also a top contributor to returns during the period. Neurocrine Biosciences, Inc. is a biopharmaceutical company that develops treatments for neurological and endocrine-related diseases. The stock had a strong year as the company continued to execute by delivering solid earnings and repurchasing convertible notes. The company also received regulatory approval of a partner drug for the treatment of tardive dyskinesia and shared additional results from the Phase 3 KINECT-HD study investigating valbenazine for the treatment of chorea associated with Huntington Disease, both of which the market reacted positively to. We continue to like Neurocrine Biosciences and maintain our long-term conviction in the stock.
Major U.S. indices closed out 2022 logging their worst calendar year performance since the 2008 financial crisis and seventh-worst performance since the S&P 500’s inception. The market decline was driven by aggressive Federal Reserve (Fed) rate hikes to combat inflation, persistent recession worries, supply chain disruptions, geopolitical tensions, and elevated concerns over China’s Zero-Covid policy. The rise in yields throughout 2022 contributed to a massive gap in returns between value and growth stocks, with value notably outperforming growth. Looking ahead, the primary focus of the market will be on whether the U.S. economy will tip into a recession or not. The Fed’s devotion to a higher-for-longer policy continues to fuel concerns that the central bank may overtighten monetary policy and prompt a recession. Despite the backdrop of heightened uncertainty, we expect it to become clear by early 2023 if inflation is decelerating and will lead the Fed to eventually cease tightening. While supply disruptions should ease as COVID-19-related restrictions and shortages fade out, pressures of digitization, deglobalization, and geopolitical destabilization are likely to endure for some period of time. Companies will need to continue coping with wage pressures, higher input pricing, and potential demand fluctuations if the U.S. consumer becomes less resilient. In this new environment, the portfolio construction playbook that worked so well in recent decades may be less effective going forward, forcing a re-think in approach. We believe active management could be beneficial in such times, as we seek companies with more resilient business models, pricing power, and more inelastic customer bases. Furthermore, as concentration risk remains in indices, diversifying away from the top five constituents of the S&P 500 Index could be advantageous. This was seen in 2022, as it was the best year for active large cap core managers since 2005. Nevertheless, we continue to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate the heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
information, stay focused on the long-term investment horizon, and believe this fundamental approach may generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2012 would have grown to $29,353. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2012 would have grown to $27,430.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
SMID Cap Growth Fund	(28.48%)	8.88%	11.37%
Russell 2500 Growth Index	(26.21%)	5.97%	10.62%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	23.9%
Industrial	21.9%
Consumer, Cyclical	19.5%
Technology	18.6%
Communications	4.2%
Basic Materials	4.1%
Energy	3.6%
Financial	3.4%
Utilities	0.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund (the "Fund") returned -15.97% for the twelve-month period ending December 31, 2022, compared to the -13.08% return for its benchmark, the Russell 2500 Value Index (the "Index") for the same time period.
U.S. stocks declined during the twelve-month period ended December 31, 2022. In response to persistently high inflation, central banks — led by the U.S. Federal Reserve (Fed) — took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its higher-for-longer conviction.
The Fund declined in absolute terms and underperformed its benchmark, the Russell 2500 Value Index, for the twelve-month period. Both stock and sector selection detracted from relative performance. Stock selection within consumer staples detracted, while selection in technology contributed. An underweight to energy detracted, while an underweight to real estate contributed.
Hain Celestial detracted after it reported disappointing fiscal 3Q22 and fiscal 4Q22 results, driven by cost inflation, supply-chain headwinds and weakness in European consumer spending. Syneos Health, a contract research organization, detracted after reporting disappointing 3Q22 results and lowering estimates for 2022. This forward guidance is predicated on weak bookings due to lower spending by its large and mid-size pharmaceutical customers for contracted research services.
HF Sinclair, an oil refiner and manufacturer of lubricants, contributed during the year. The company benefited from a sharp increase in refining margins driven by turmoil in the energy markets after the Russian invasion of Ukraine. Shares were additionally rewarded for the successful closing of the acquisition of The Sinclair Companies by HollyFrontier. Acadia Healthcare, a behavioral healthcare provider, contributed after reporting its 2Q22 earnings. Results showed strength with pricing offsetting declines in the number of patients admitted and allowing Acadia to manage through labor cost inflation headwinds.
The past three years have been among the most volatile in recent memory. The market has grappled with shocks from a pandemic to the return of inflation. Investors longstanding assumptions are being questioned with globalization seeming to reverse, energy and supply chain security driving company and countries’ spending and a new era of structurally higher interest rates likely. While we expect volatility to persist, we believe it should be reduced relative to the past few years. Fourth-quarter equity performance supports this as markets cheered improved inflationary data. While we expect further shocks in 2023, these market moves suggest investors have begun to adjust to this new normal. As active managers, we are faced with understanding what types of companies will be successful in this new environment. We continue to believe that stocks with a powerful combination of attractive valuation and strong quality will be the most desirable.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the SMID Cap Value Fund on December 31, 2012 would have grown to $23,641. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2012 would have grown to $23,523.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
SMID Cap Value Fund	(15.97%)	3.28%	8.98%
Russell 2500 Value Index	(13.08%)	4.75%	8.93%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Financial	30.1%
Industrial	21.1%
Consumer, Cyclical	16.0%
Consumer, Non-cyclical	12.9%
Technology	6.7%
Basic Materials	5.2%
Energy	3.5%
Utilities	2.4%
Communications	2.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund (the "Fund") returned -24.24% for the twelve-month period ending December 31, 2022, compared to the -26.36% return for its benchmark, the Russell 2000 Growth Index (the "Index") for the same time period.
Small-cap stocks declined in 2022 as soaring inflation, rising interest rates and recession fears led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment, especially in the aftermath of the Russian invasion of Ukraine. Expectations for more restrictive Federal Reserve (Fed) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates by 25 basis points (bps) in March but moved more aggressively with a 50 bps increase in May, and then a series of consecutive 75 bps rate hikes between June and November. The Fed opted for a 50 bps increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter. However, stocks still ended the year with broad-based declines, due in part to signs of slowing growth and downward revisions to corporate earnings forecasts. Small-cap stocks underperformed over the period, as measured by the Russell indices. Growth stocks also underperformed value. Against this backdrop, the Russell 2000 Growth Index underperformed the broader equity market for the twelve-month period.
For the twelve-month period ending December 31, 2022, the Fund delivered negative returns but outpeformed its benchmark. Stock selection in the information technology and financials sectors lifted relative performance. An underweight to the energy sector was a notable drag on relative performance. Investments in the industrials sector also detracted, due primarily to stock selection.
Among individual holdings, LPL Financial was a top relative contributor. This financial services firm provides a full-service, technology-enabled platform that helps independent financial advisors serve their customers. LPL Financial has continued to add new advisors to its network, which supported its revenue and earnings growth. Higher interest rates were an additional tailwind for its earnings growth during 2022, because of the interest income it earned on client cash balances.
Vaxcyte, another contributor, is a health care company that develops vaccines for infectious diseases. Vaxcyte reported positive early stage clinical trial results for VAX-24, its vaccine targeting the pneumonia-causing pneumococcal bacteria. The current market share leader in this space targets 13 different strains of pneumococcal bacteria. Vaxcyte's proprietary platform has enabled VAX-24 to target up to 24 strains and showed superior efficacy relative to currently marketed vaccines in recent clinical trials. Investors reacted very favorably to this news, which was taken as a good sign for the vaccine's prospects for ultimate approval, as well as its potential market opportunity.
Health care company Catalent was a notable detractor. Catalent has become a leading provider of contract development and manufacturing services to the pharmaceutical industry. Catalent was tapped to produce several COVID-19 vaccines, a business that provided a revenue tailwind in recent years. Catalent had expected this tailwind to slow in 2022, but the drop-off in vaccine demand was even steeper than anticipated due to the lower uptake of booster shots. As a result, Catalent issued weaker-than-expected guidance, leading to a sell-off in the stock. Given the continued strong growth trends for Catalent’s other businesses, we believed this decline was out of line with fundamentals, and we remained invested in Catalent due to its diversified market opportunities, strong competitive positioning, and innovations in areas such as gene therapy.
Higher living costs were also headwinds for consumer spending. These headwinds negatively impacted our investment in Lovesac, an omnichannel retailer of modular furniture. Early in the year, the company faced challenges due to supply chain bottlenecks and higher input costs. Later in the year, slower consumer spending led to weaker-than-expected revenue growth. Despite near-term economic uncertainty, we continue to believe in Lovesac's innovative sales model and long-term market opportunity.
As we look ahead, we caution that inflation remains stubbornly high due, in part, to wage pressures. Geopolitical tensions or rising COVID-19 cases in China could further complicate the inflation outlook. Given these dynamics, we believe the Fed will likely continue to raise rates until policymakers see a substantial slowdown in job growth. We recognize that it will take time for Fed rate hikes to impact the economy, and we believe that weaker-than-expected economic and corporate earnings growth in 2023 could lead to market volatility.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
At the same time, we are reassured by the relative health of corporate balance sheets that might help mitigate the severity of an economic downturn. We believe the Fund is well positioned for this environment due to our focus on disciplined growth companies with strong balance sheets, healthy free cash flow and high returns on capital. We favor companies that are disciplined allocators of capital and able to fund their own organic growth without turning to the capital markets. We believe the current environment will make investors more discriminating to the benefit of high-quality companies with resilient business models. We see an opportunity as active managers seeking investment opportunities that may play out over the next three to five years.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Small Cap Growth Fund on December 31, 2012 would have grown to $26,875. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2012 would have grown to $24,112.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Small Cap Growth Fund	(24.24%)	5.87%	10.39%
Russell 2000 Growth Index	(26.36%)	3.51%	9.20%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	34.6%
Industrial	21.1%
Technology	20.9%
Financial	7.3%
Consumer, Cyclical	6.1%
Communications	4.5%
Energy	2.4%
Basic Materials	1.7%
Diversified	0.7%
Utilities	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund (the "Fund") returned -14.74% for the twelve-month period ending December 31, 2022, compared to the -14.48% return for its benchmark, the Russell 2000 Value Index (the "Index") for the same time period.
In 2022, the Fund modestly underperformed the Russell 2000 Value Index. Stock selection in the real estate and energy sectors detracted from performance, while holdings in the financials and communication services sectors contributed to returns.
Hudson Pacific Properties, Inc., an office, media, and entertainment property REIT, was a top detractor from returns. Despite largely in-line or above-expectation earnings, softer guidance and broad weakness in the peer group drove the stock lower. The market also negatively reacted to Hudson Pacific’s completion of their previously announced acquisition of Washington 1000, a fully entitled, state-of-the-art office development site in Seattle, for $85.6 million before closing adjustments. Despite recent weakness, we continue to like Hudson Pacific, as leasing volumes recover, mark to market remains intact, and the company aggressively repurchases stock. Cell tower and datacenter REIT, DigitalBridge Group, Inc., was another top detractor. During the year, the data center space sold off broadly as a result of the rotation away from higher growth sectors in light of the macro backdrop. We exited our position in November 2022 on some strength and reallocated to better risk-reward opportunities elsewhere in the portfolio.
Antero Resources Corp., an independent oil and gas company that engages in the development, production, exploration, and acquisition of natural gas, was a top contributor to returns during the year. Supported by an increase in commodity prices, shares of the company rose to start the year. The market also reacted positively to an earlier than expected share repurchasing program. Following a run up in the stock price, we sold out of our position and reallocated proceeds of the sale. Professional services firm, KBR, Inc., was another top contributor. Despite some volatility during the year, its shares ended higher after the company secured a large contract with the Department of Defense to improve military personnel’s relocation experience, and lifted their long-term guidance. We continue to see upside for this company given the opportunity for continued strong organic growth, capital deployment via M&A, and re-rating of the company’s Sustainable Tech segment.
Major U.S. indices closed out 2022 logging their worst calendar year performance since the 2008 financial crisis and seventh-worst performance since the S&P 500’s inception. The market decline was driven by aggressive Federal Reserve (Fed) rate hikes to combat inflation, persistent recession worries, supply chain disruptions, geopolitical tensions, and elevated concerns over China’s Zero-Covid policy. The rise in yields throughout 2022 contributed to a massive gap in returns between value and growth stocks, with value notably outperforming growth. Looking ahead, the primary focus of the market will be on whether the U.S. economy will tip into a recession or not. The Fed’s devotion to a higher-for-longer policy continues to fuel concerns that the central bank may overtighten monetary policy and prompt a recession. Despite the backdrop of heightened uncertainty, we expect it to become clear by early 2023 if inflation is decelerating and will lead the Fed to eventually cease tightening. While supply disruptions should ease as COVID-19-related restrictions and shortages fade out, pressures of digitization, deglobalization, and geopolitical destabilization are likely to endure for some period of time. Companies will need to continue coping with wage pressures, higher input pricing, and potential demand fluctuations if the U.S. consumer becomes less resilient. In this new environment, the portfolio construction playbook that worked so well in recent decades may be less effective going forward, forcing a re-think in approach. We believe active management could be beneficial in such times, as we seek companies with more resilient business models, pricing power, and more inelastic customer bases. Furthermore, as concentration risk remains in indices, diversifying away from the top five constituents of the S&P 500 Index could be advantageous. This was seen in 2022, as it was the best year for active large cap core managers since 2005. Nevertheless, we continue to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows, and differentiated business models aligned to secular tailwinds. We think focusing on higher-quality investments can help navigate the heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to test our models and re-evaluate our assumptions with increasing information, stay focused on the long-term investment horizon, and believe this fundamental approach may generate excess return in the long run for our clients.
Penn Mutual Asset Management, LLC
Investment Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Small Cap Value Fund on December 31, 2012 would have grown to $23,080. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2012 would have grown to $22,559.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Small Cap Value Fund	(14.74%)	3.21%	8.72%
Russell 2000 Value Index	(14.48%)	4.13%	8.48%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Financial	36.7%
Consumer, Non-cyclical	16.6%
Industrial	13.4%
Consumer, Cyclical	11.7%
Energy	5.0%
Technology	4.8%
Utilities	4.5%
Basic Materials	4.1%
Communications	3.2%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund (the "Fund") returned -21.06% for the twelve-month period ending December 31, 2022, compared to the -20.44% return for its benchmark, the Russell 2000 Index (the "Index") for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index.
The Fund experienced negative performance over the twelve-month period. Performance in the first quarter was negative on the back of concerns over the Russia-Ukraine war and increasing inflation despite a robust labor market. Negative performance continued in the second quarter as inflation fears continued to weigh on investors and monetary policy tightened. Persistently high inflation, slowing economic growth and hawkish monetary policy contributed to the Fund’s negative performance in the third quarter. Fourth quarter performance was positive on hopes that the Federal Reserve’s rate increases were helping to curb inflation despite the ongoing Russia-Ukraine war.
The Fund used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of Index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Madrigal Pharmaceuticals, Inc., Halozyme Therapeutics, Inc. and Antero Resources Corporation. The top negative contributors to the Fund’s performance during the reporting period were Synaptics Inc., Omnicell, Inc. and AMC Entertainment Holdings, Inc. Class A.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Small Cap Index Fund on December 31, 2012 would have grown to $22,234. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2012 would have grown to $23,696.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Small Cap Index Fund	(21.06%)	3.52%	8.32%
Russell 2000 Index	(20.44%)	4.13%	9.01%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Consumer, Non-cyclical	23.9%
Financial	23.4%
Industrial	14.0%
Consumer, Cyclical	11.3%
Technology	9.5%
Energy	6.9%
Communications	4.0%
Basic Materials	3.5%
Utilities	3.5%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund (the "Fund") returned -15.32% for the twelve-month period ending December 31, 2022, compared to the -14.45% return for its benchmark, the MSCI EAFE Index (the "Index") for the same time period.
The investment objective of the Developed International Index Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.
The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Fund and the Index contributed to the difference between the Fund’s performance and that of the Index.
The Fund experienced negative performance over the twelve-month period. Surging inflation, concerns around the Russia-Ukraine war, and increased supply chain disruptions were constant themes throughout the reporting period. Persistently high inflation and the resulting tighter monetary policy globally led to uncertainty around global growth, which also detracted from the Fund’s performance. Increased oil and gas prices supported energy, as the sole sector posting a positive return for the year, with all other MSCI EAFE Index sectors retreating. By the fourth quarter, there were signs of slowing inflation and China began easing its zero-COVID policy, leading to strong performance, but not enough to offset the detraction in the first three quarters of 2022.
The Fund used MSCI EAFE Index futures contracts in order to gain exposure to the Index during the reporting period. The Fund’s use of Index futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Shell Plc, TotalEnergies SE and Novo Nordisk A/S Class B. The top negative contributors to Fund performance during the reporting period were
ASML Holding NV, Sony Group Corporation and Roche Holding Ltd Dividend Right Cert.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Developed International Index Fund on December 31, 2012 would have grown to $14,700. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2012 would have grown to $15,787.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Developed International Index Fund	(15.32%)	0.97%	3.93%
MSCI EAFE Index	(14.45%)	1.54%	4.67%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Japan	21.8%
United Kingdom	14.6%
France	11.5%
Switzerland	10.8%
Germany	8.0%
Australia	7.8%
Netherlands	4.6%
Sweden	3.1%
Denmark	3.0%
Hong Kong	3.0%
Spain	2.5%
Italy	2.0%
Singapore	1.5%
Finland	1.3%
Ireland	1.1%
Belgium	0.9%
Norway	0.8%
Israel	0.7%
New Zealand	0.2%
Luxembourg	0.2%
Portugal	0.2%
Austria	0.2%
Macao	0.1%
Chile	0.1%
Jordan	0.0% [2]
United Arab Emirates	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund (the "Fund") returned -21.81% for the twelve-month period ending December 31, 2022, compared to the -16.00% return for its benchmark, the MSCI ACWI ex U.S. Index (the "Index") for the same time period.
Stocks that helped absolute performance included Hermes International, EssilorLuxottica and Mettler-Toledo International. Hermes International benefited from structural spend gains in the luxury goods sector and as the top coveted brand, Hermes continued delivering better revenues as pricing and demand remained strong. EssilorLuxottica has been resilient as they recently reiterated their fiscal year 2022 estimate guidance and longer term mid-single-digit annual revenue growth from 2022 to 2026, at constant exchange rates and operating margins in the range of 19-20%, which is an increase of 50 basis points per annum and would drive 10% earnings per share CAGR. Merger synergies are firmly on track and demand is expected to be resilient, even in a recession, given the majority of revenues are driven by prescription. Mettler-Toledo International continues to deliver steady earnings growth as expected, even in China, an area of concern because of the COVID shutdown.
Stocks that hurt absolute performance included Halma, Eurofins Scientific and Alcon. Halma underperformed, in line with the information technology sector as investors rotated to value stocks. Eurofins Scientific faced several headwinds throughout the year, primarily the tough comps arising from Covid-related testing that benefited Eurofins. We believe they’ve continued to grow the core business at a reasonable level through the year, and with a stronger position and financial situation going forward, Eurofins remains in a solid position to generate sustainable growth. Alcon suffered from the headwinds facing higher multiple stocks. However, the underlying business performed well with solid growth in both the eye surgery and vision care businesses. Surgery benefited from a continued rebound in procedures and solid equipment sales, while Vision Care was led by contact lens product launches. Currency weighed on earnings as the U.S. dollar strengthened throughout the year, though margins continued to improve on an underlying basis.
Europe’s structural problems — an over-regulated economy and declining population — have been exacerbated by energy uncertainty. Europe faces challenges in securing alternative energy sources and limiting price rises for consumers while meeting its emissions ambitions. In 2021, Russia accounted for about 40% of EU gas imports and about 25% of its oil. But that reliance is not evenly spread, with greater consumption of Russian gas in Germany and Poland than in France. The continent is also at risk of further security breaches and other disruption that could put it back into a supply crisis.
Despite a temporary shift back to dirtier fuels, the REPowerEU plan aims to phase out the use of Russian fossil fuels and accelerate the energy transition. Europe faces the additional need to support less-wealthy countries in building low-carbon economies and strengthening defenses against climate change. On the plus side, Europe is ahead of the curve on greenhouse gas emissions and only accounts for about 7% of global emissions compared to 14% for the U.S. and 31% for China.
China’s move away from COVID zero will lead to a rise in positive COVID cases, but as in other countries it will hasten China to a more normalized economic environment. While that means businesses will likely experience volatile demand in the beginning of the year, the second half should be strong compared to lockdowns in 2022, and as people will be excited to resume their normal activities.
Not only are countries targeting net zero, but many companies are expressing goals to become carbon neutral. Investors will need to assess the aggressiveness and achievability of their timelines. To that end, Europe has been driving improvements in the amount and quality of data available on environmental issues, but there has been little change to data on social issues. With more advanced modeling and third-party verification, data tends to become more accurate. As an asset manager, we encourage disclosures to gain a better understanding of the risks. Also, we believe stewardship requires close involvement with company management teams, watching the data for what they do well, issues at risk of being missed, and the real-world solutions they are implementing.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the International Equity Fund on December 31, 2012 would have grown to $15,970. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2012 would have grown to $14,520.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
International Equity Fund	(21.81%)	2.50%	4.79%
MSCI ACWI ex-U.S. Index	(16.00%)	0.88%	3.80%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
United Kingdom	21.9%
France	14.5%
Canada	11.3%
United States	10.2%
Switzerland	10.1%
Netherlands	7.0%
Japan	6.9%
Ireland	4.3%
India	3.3%
Italy	2.8%
China	2.4%
Hong Kong	2.2%
Sweden	1.6%
Luxembourg	1.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund (the "Fund") returned -23.37% for the twelve-month period ending December 31, 2022, compared to the -20.09% return for its benchmark, the MSCI Emerging Markets Index (the "Index") for the same time period.
Stocks that helped absolute performance included PT Bank Rakyat Indonesia Perser, WEG S.A and Raia Drogasil. PT Bank Rakyat Indonesia Perser rallied in 2022, as the bank continued to drive double-digit growth in micro-loans. WEG S.A benefited from a rally on the Brazilian market after the presidential election. Raia Drogasil has been a strong performer as it reported stronger than expected numbers as price increases have come through since the second quarter and same store volumes have remained resilient. Additionally as the leader in the segment, Raia Drogasil continues to deliver on strong space growth of around 10% per annum, and is expanding nationally both in the North and South of Brazil.
Stocks that hurt absolute performance included Taiwan Semiconductor Manufacturing Co Ltd (TSMC), SK hynix Inc. and Naver Corporation. TSMC was impacted by investors' fears of a fundamental slowdown in the semiconductor industry as they look at the developing macro or sector-specific risks. While investors appreciate TSMC’s leading technology position, most of the concerns have been around sustainability of TSMC‘s growth momentum amid potential industry deceleration, order cuts from customers, inventory correction, potential recession risk and the U.S. export restrictions on China. For the upcoming 3-nanometer node, there were questions around customer affordability amid rising costs. To sum up, the key focus has been the extent of the downturn and impact to utilizations and margins during the downturn, as well as general impact to its profitability given TSMC’s global expansion plans. SK hynix Inc and other major memory makers’ share prices have declined year-to-date due to fears of weakening end-demand, potential inventory destocking in the channel followed by a memory price correction. Given prolonged inflationary pressure, which translates into weak consumer demand (especially in PC and mobile), the market now expects dynamic random access memory (DRAM) price to decline sequentially in the following few quarters as well. However, Hynix reiterated its commitment to maintaining profitability on DRAM business while taking a flexible approach to inventory and capex. Naver Corporation management seems intent on pursuing growth above all else and is investing in assets located overseas where the company has no competitive advantage at the expense of improving the core domestic business and profitability. Our investment thesis was predicated on Naver’s domestic ecosystem and management’s recent actions both detract from our thesis and increased concerns on their ability to allocate capital prudently.
In India and Indonesia, fiscal stimulus has been more moderate than in developed markets and central banks have been prudent with monetary policy. Consumers are underleveraged and credit growth is improving. Income growth in India’s urban markets is ahead of inflation and the information technology sector is performing well. Importantly, both countries’ currencies have held up relatively well, despite sharp U.S. rate rises.
Rising commodity prices have been a tailwind for Brazil, helping lift projections for GDP growth. Following the election of Luiz Inacio Lula da Silva as President, concerns are shifting to fiscal policy and the potential for increased social security payments. However, the National Congress of Brazil has moved further to the right, meaning any plans are likely to be watered down. Political headlines change daily, and Brazil remains a volatile market, but it is moving in the right direction over the long term.
Some investors underestimate China’s manufacturing position, which is difficult to replicate. Supply chain shifts are happening but will be gradual. Vietnam is well-positioned to be a long-term beneficiary of supply chain shifts thanks to its young and educated workforce, as well as its economy that has geared up for semiconductor and apparel manufacturing. India, Indonesia and Malaysia have benefited to a lesser extent. India is increasing its domestic manufacturing through its Product Linked Incentive (PLI) scheme, offering incentives on incremental sales of goods manufactured in India
The crackdown on leverage among property developers has exacerbated China’s real estate crisis. The problem is somewhat bigger than reports suggest and there is still concern about leverage in the broader economy. Given relatively moderate government stimulus, it will take time to stabilize the property market even after the changes announced at the recent Congress of the Chinese Communist Party. We remain cautious about a recovery in property and banking, as well as basic materials tied to construction. Often described as “the workshop of the world”, China has become the world’s

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
largest carbon emitter given its manufacturing exports combined with its own consumption. The country has a natural incentive to reduce carbon emissions because many of its coastal cities, where a substantial proportion of manufacturing and the population are based, face increased risk of flooding from climate change. China is on the path to electrification with massive rollouts in wind, solar and nuclear power. The replacement of old coal plants with newer, more efficient ones will also improve its carbon footprint. Other initiatives include carbon trading and the development of carbon capture and storage. The costs will be high and the targets challenging but we believe that China is motivated to achieve its goal.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2012 would have grown to $9,358. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2012 would have grown to $11,532.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Emerging Markets Equity Fund	(23.37%)	(4.80%)	(0.66%)
MSCI Emerging Markets Index	(20.09%)	(1.40%)	1.44%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
China	31.1%
India	20.7%
Taiwan	8.6%
Indonesia	7.7%
Brazil	7.5%
Mexico	4.1%
Hong Kong	3.8%
South Korea	3.7%
United Arab Emirates	2.7%
Singapore	2.2%
Netherlands	2.1%
Thailand	1.6%
Colombia	1.4%
South Africa	1.3%
Macao	1.0%
Uruguay	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund (the "Fund") returned -25.35% for the twelve-month period ending December 31, 2022, compared to the -24.95% return for its benchmark, the FTSE NAREIT All Equity REITs Index (the "Index") for the same time period.
U.S. real estate securities declined in 2022 along with financial assets broadly. The U.S. economy slowed and inflation climbed to a 40-year high (before easing in the fourth quarter) amid lingering supply chain issues and as Russia’s invasion of Ukraine led to heightened economic uncertainty and a pronounced increase in food and energy prices.
Bond yields rose meaningfully in what was one of the worst bond bear markets on record. In an effort to reduce demand to check persistently high inflation, the Federal Reserve (Fed) aggressively raised its benchmark lending rate. The Fed also shifted from a policy of quantitative easing to quantitative tightening.
The sharp increases in interest rates were particularly unsettling for REITs, even though real estate had not been an area of the economy that had seen significant speculation or aggressive leverage. Real estate fundamentals appeared to have little bearing on sector performance in the year. Fundamentals for most property types remained healthy, with rising demand and limited new supply (as indicated by data around high occupancy rates) allowing landlords to raise rents. While we anticipate a deceleration in REIT earnings, cash flows are nevertheless expected to be resilient in 2023, particularly compared to other asset classes.
Security selection in industrial REITs contributed to relative performance. This included the timing of our allocations in Prologis and an overweight in Americold Realty Trust; the latter benefited from rising occupancies and reduced labor pressures. An underweight allocation in offices also contributed. The sector trailed as companies offered elevated rent concessions to existing tenants, and occupancy growth is expected to be negative in 2023. Stock selection in self storage further aided relative performance, due to an overweight in Public Storage; the relatively defensive stock held up better than its peers.
Detractors from relative performance included an underweight in the specialty sector, where a pair of gaming net lease companies had strong returns on the upswing in leisure and business travel. An overweight in the diversified sector also detracted, due partly to an overweight in Jones Lang LaSalle, which has considerable exposure to the office sector. Further hindering relative performance was stock selection in data centers, which were wrapped up in the broader technology sector’s selloff and hampered by rising energy costs. However, this negative was partially offset by a favorable underweight allocation in the sector.
We believe real estate, which has seen improved valuations with the recent correction in share prices, offers attractive return potential. Although cash flow growth is decelerating, it should remain positive and, given in-place leases, should be less volatile than in the broader equity market. Real estate companies typically have high operating margins, low sensitivity to commodity and labor prices, and (in many cases) inflation-linked rents, making them better suited than traditional asset categories to defend against a prolonged environment of high inflation partially due to the impact high labor costs and commodities will have on future supply growth.
The Fund generally favors shorter-lease-duration property types. We are overweight single family homes and Sunbelt apartments based on our positive view of rental housing demand and demographic tailwinds. The Fund is also overweight self storage as we anticipate demand will outpace supply into 2023, giving companies pricing power. In health care, we see value in senior housing, where occupancies fell dramatically in early 2020 but are now steadily recovering. Within retail, our holdings are concentrated in companies with high-quality assets that we believe may be long-term winners.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Real Estate Securities Fund on December 31, 2012 would have grown to $20,947. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT All Equity REITs Index, during the same period. A $10,000 investment in the FTSE NAREIT All Equity REITs Index on December 31, 2012 would have grown to $19,856.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Real Estate Securities Fund	(25.35%)	5.52%	7.67%
FTSE NAREIT All Equity REITs Index	(24.95%)	4.43%	7.10%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/22
Percent of Total Investments[1]
Diversified	23.3%
Apartments	18.5%
Industrial	13.7%
Healthcare	8.9%
Storage & Warehousing	8.2%
Single Tenant	7.1%
Regional Malls	6.4%
Manufactured Homes	3.5%
Strip Centers	3.1%
Hotels & Resorts	2.4%
Real Estate	2.0%
Office Property	1.9%
Lodging	1.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund (the "Fund") returned -15.50% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -19.21% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to value stocks and international equities outperformed the Russell 3000 Index. The Fund’s allocation to growth stocks, emerging markets and REITs generated negative asset allocation performance. In fixed income, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Large Cap Value, Mid Cap Value, Mid Core Value, Small Cap Growth and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, International Equity and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2012 would have grown to $19,905. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2012 would have grown to $31,428. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Aggressive Allocation Fund	(15.50%)	3.69%	7.13%
Russell 3000 Index	(19.21%)	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/22
Large Cap Value Stocks	26.0%
International Stocks	21.0%
Large Cap Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Growth Stocks	5.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
Small Cap Value Stocks	2.0%
Intermediate Bonds	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund (the "Fund") returned -14.47% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -19.21% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to value stocks and international equities outperformed the Russell 3000 Index. The Fund’s allocation to growth stocks, emerging markets and REITs generated negative asset allocation performance. In fixed income, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderately Aggressive Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Large Cap Value, Mid Cap Value, Mid Core Value, Small Cap Growth and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, International Equity and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2012 would have grown to $19,171. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2012 would have grown to $31,428. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Moderately Aggressive Allocation Fund	(14.47%)	3.90%	6.72%
Russell 3000 Index	(19.21%)	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/22
Large Cap Value Stocks	24.0%
International Stocks	17.0%
Large Cap Growth Stocks	14.0%
Short Term Bonds	10.0%
Mid Cap Value Stocks	7.0%
Intermediate Bonds	7.0%
Emerging Markets Stocks	5.0%
Small Cap Growth Stocks	4.0%
Small Cap Value Stocks	3.0%
Domestic REITs	3.0%
Mid Cap Growth Stocks	3.0%
High Yield Bonds	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund (the "Fund") returned -13.81% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -19.21% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to value stocks and international equities outperformed the Russell 3000 Index. The Fund’s allocation to growth stocks, emerging markets and REITs generated negative asset allocation performance. In fixed income, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Large Cap Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock, Mid Cap Growth, SMID Cap Growth, SMID Cap Value, International Equity and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Moderate Allocation Fund on December 31, 2012 would have grown to $17,187. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2012 would have grown to $31,428. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2010 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Moderate Allocation Fund	(13.81%)	3.29%	5.56%
Russell 3000 Index	(19.21%)	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/22
Intermediate Bonds	21.0%
Large Cap Value Stocks	18.0%
Short Term Bonds	15.0%
Large Cap Growth Stocks	12.0%
International Stocks	11.0%
Mid Cap Value Stocks	5.0%
Emerging Markets Stocks	5.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
Domestic REITs	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund (the "Fund") returned -11.25% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -19.21% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to value stocks and international equities outperformed the Russell 3000 Index. The Fund’s allocation in growth stocks, emerging markets and REITs generated negative asset allocation performance. In fixed income, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Moderately Conservative Allocation Fund contributed positively to its performance. During the period, our managers for the Penn Series Large Cap Growth, Large Core Value, Large Cap Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmarks by more than 2%. The Penn Series SMID Cap Value, International Equity and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2012 would have grown to $15,417. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2012 would have grown to $31,428. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Moderately Conservative Allocation Fund	(11.25%)	2.90%	4.42%
Russell 3000 Index	(19.21%)	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/22
Intermediate Bonds	30.0%
Short Term Bonds	25.0%
Large Cap Value Stocks	14.0%
International Stocks	8.0%
Large Cap Growth Stocks	8.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets Stocks	2.0%
Domestic REITs	2.0%
Small Cap Value Stocks	1.0%
Small Cap Growth Stocks	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund (the "Fund") returned -9.86% for the twelve-month period ending December 31, 2022, compared to its benchmarks, the Russell 3000 Index’s return of -19.21% and the Bloomberg U.S. Aggregate Bond Index’s return of -13.01% (the "Index") for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to value stocks and international equities outperformed the Russell 3000 Index. The Fund’s allocation to growth stocks and REITs generated negative asset allocation performance. In fixed income, allocation to high yield bonds and short-term bonds contributed positively to performance.
Fund selection of the Conservative Allocation Fund contributed negatively to its performance. During the period, our managers for the Penn Series Large Core Value, Mid Core Value and Flexibly Managed Funds outperformed their respective benchmark by more than 2%. The Penn Series International Equity Fund underperformed its benchmarks by more than 2%. On the fixed income side, Penn Series High Yield Bond Fund outperformed its benchmark, while the Penn Series Limited Maturity Bond and Quality Bond Funds underperformed their respective benchmarks.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2012 — December 31, 2022
An investment of $10,000 in the Conservative Allocation Fund on December 31, 2012 would have grown to $13,322. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2012 would have grown to $31,428. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2012 would have grown to $11,108.
Average Annual Total Returns[1] as of 12/31/22
	1 Year	5 Year	10 Year
Conservative Allocation Fund	(9.86%)	1.98%	2.91%
Russell 3000 Index	(19.21%)	8.79%	12.13%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/22
Intermediate Bonds	39.0%
Short Term Bonds	36.0%
Large Cap Value Stocks	9.0%
Large Cap Growth Stocks	5.0%
High Yield Bonds	5.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	1.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning July 1, 2022 and held through December 31, 2022. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2022.
Disclosure of Fund Expenses
For the Period July 1, 2022 to December 31, 2022
Expense Table
	Beginning Value July 1, 2022	Ending Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$ 1,002.50	2.25%	$11.36
Hypothetical	$1,000.00	$ 1,013.86	2.25%	$11.42
Limited Maturity Bond Fund
Actual	$1,000.00	$ 994.50	0.71%	$ 3.57
Hypothetical	$1,000.00	$ 1,021.63	0.71%	$ 3.62

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2022	Ending Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	$1,000.00	$ 969.40	0.69%	$ 3.43
Hypothetical	$1,000.00	$ 1,021.73	0.69%	$ 3.52
High Yield Bond Fund
Actual	$1,000.00	$ 1,038.20	0.73%	$ 3.75
Hypothetical	$1,000.00	$ 1,021.53	0.73%	$ 3.72
Flexibly Managed Fund
Actual	$1,000.00	$ 1,026.90	0.88%	$ 4.50
Hypothetical	$1,000.00	$ 1,020.77	0.88%	$ 4.48
Balanced Fund
Actual	$1,000.00	$ 999.20	0.24%	$ 1.21
Hypothetical	$1,000.00	$ 1,024.00	0.24%	$ 1.22
Large Growth Stock Fund
Actual	$1,000.00	$ 948.50	0.98%	$ 4.81
Hypothetical	$1,000.00	$ 1,020.27	0.98%	$ 4.99
Large Cap Growth Fund
Actual	$1,000.00	$ 1,011.40	0.92%	$ 4.66
Hypothetical	$1,000.00	$ 1,020.57	0.92%	$ 4.69
Large Core Growth Fund
Actual	$1,000.00	$ 973.40	0.89%	$ 4.43
Hypothetical	$1,000.00	$ 1,020.72	0.89%	$ 4.53
Large Cap Value Fund
Actual	$1,000.00	$ 1,091.20	0.94%	$ 4.95
Hypothetical	$1,000.00	$ 1,020.47	0.94%	$ 4.79
Large Core Value Fund
Actual	$1,000.00	$ 1,065.70	0.94%	$ 4.89
Hypothetical	$1,000.00	$ 1,020.47	0.94%	$ 4.79
Index 500 Fund
Actual	$1,000.00	$ 1,021.70	0.36%	$ 1.83
Hypothetical	$1,000.00	$ 1,023.39	0.36%	$ 1.84
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,034.60	0.99%	$ 5.08
Hypothetical	$1,000.00	$ 1,020.21	0.99%	$ 5.04
Mid Cap Value Fund
Actual	$1,000.00	$ 1,074.90	0.83%	$ 4.34
Hypothetical	$1,000.00	$ 1,021.02	0.83%	$ 4.23
Mid Core Value Fund
Actual	$1,000.00	$ 1,072.00	1.07%	$ 5.59
Hypothetical	$1,000.00	$ 1,019.81	1.07%	$ 5.45
SMID Cap Growth Fund
Actual	$1,000.00	$ 1,073.10	1.06%	$ 5.54
Hypothetical	$1,000.00	$ 1,019.86	1.06%	$ 5.40
SMID Cap Value Fund
Actual	$1,000.00	$1,049.00	1.20%	$ 6.20
Hypothetical	$1,000.00	$ 1,019.16	1.20%	$ 6.11

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2022	Ending Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Growth Fund
Actual	$1,000.00	$ 1,029.30	1.02%	$ 5.22
Hypothetical	$1,000.00	$ 1,020.06	1.02%	$ 5.19
Small Cap Value Fund
Actual	$1,000.00	$ 1,039.20	1.03%	$ 5.29
Hypothetical	$1,000.00	$ 1,020.01	1.03%	$ 5.24
Small Cap Index Fund
Actual	$1,000.00	$ 1,034.70	0.70%	$ 3.59
Hypothetical	$1,000.00	$ 1,021.68	0.70%	$ 3.57
Developed International Index Fund
Actual	$1,000.00	$ 1,055.90	0.91%	$ 4.72
Hypothetical	$1,000.00	$ 1,020.62	0.91%	$ 4.63
International Equity Fund
Actual	$1,000.00	$ 1,038.80	1.08%	$ 5.55
Hypothetical	$1,000.00	$ 1,019.76	1.08%	$ 5.50
Emerging Markets Equity Fund
Actual	$1,000.00	$ 943.20	1.35%	$ 6.61
Hypothetical	$1,000.00	$ 1,018.40	1.35%	$ 6.87
Real Estate Securities Fund
Actual	$1,000.00	$ 924.60	0.98%	$ 4.75
Hypothetical	$1,000.00	$ 1,020.27	0.98%	$ 4.99
Aggressive Allocation Fund
Actual	$1,000.00	$ 1,029.10	0.34%	$ 1.74
Hypothetical	$1,000.00	$ 1,023.49	0.34%	$ 1.73
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,024.10	0.31%	$ 1.58
Hypothetical	$1,000.00	$ 1,023.64	0.31%	$ 1.58
Moderate Allocation Fund
Actual	$1,000.00	$ 1,011.80	0.31%	$ 1.57
Hypothetical	$1,000.00	$ 1,023.64	0.31%	$ 1.58
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,005.50	0.33%	$ 1.67
Hypothetical	$1,000.00	$ 1,023.54	0.33%	$ 1.68
Conservative Allocation Fund
Actual	$1,000.00	$ 995.50	0.36%	$ 1.81
Hypothetical	$1,000.00	$ 1,023.39	0.36%	$ 1.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATIONS — 72.5%
Federal Farm Credit Banks
4.046%, 01/17/23	$ 8,000	$ 7,985,671
2.900%, 02/03/23	4,000	3,994,984
0.160%, 02/10/23	2,000	1,991,675
4.204%, 04/06/23	10,000	9,891,278
4.713%, 05/30/23	2,000	1,961,922
Federal Home Loan Banks
4.065%, 01/25/23	2,000	1,994,627
4.123%, 01/26/23	10,000	9,971,528
4.053%, 01/27/23	3,000	2,991,290
4.049%, 01/30/23	3,000	2,990,309
3.761%, 02/01/23	10,072	10,039,779
4.166%, 02/14/23	2,000	1,989,929
4.329%, 02/23/23	2,000	1,987,383
4.225%, 02/24/23	1,341	1,332,612
4.259%, 03/03/23	1,096	1,088,200
Federal Home Loan Mortgage Corp.
0.375%, 04/20/23	10,024	9,915,051
0.375%, 05/05/23	1,350	1,330,656
0.250%, 06/26/23	1,772	1,734,174
Federal National Mortgage
2.375%, 01/19/23	14,826	14,814,482
4.135%, 02/13/23	3,000	2,985,308
0.250%, 05/22/23	4,000	3,933,209
Tennessee Valley Authority
3.508%, 01/04/23	15,000	14,995,625
4.050%, 01/11/23	10,000	9,988,778
TOTAL AGENCY OBLIGATIONS (Cost $119,908,470)		119,908,470

U.S. TREASURY OBLIGATIONS — 14.5%
U.S. Treasury Bills
3.219%, 01/03/23	5,000	4,999,114
4.053%, 01/17/23	2,000	1,996,420
4.080%, 01/24/23	2,000	1,994,820
2.375%, 01/31/23	2,000	1,997,980
3.644%, 01/31/23	3,000	2,990,997
4.107%, 02/07/23	2,000	1,991,644
2.000%, 02/15/23	3,000	2,991,855
4.043%, 04/06/23	5,000	4,947,692
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,910,522)		23,910,522

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.1%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 4.230%) (Cost $21,669,267)	21,669,267	$ 21,669,267
TOTAL INVESTMENTS — 100.1% (Cost $165,488,259)		$ 165,488,259
Other Assets & Liabilities — (0.1)%		(165,731)
TOTAL NET ASSETS — 100.0%		$ 165,322,528

†	See Security Valuation Note.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligations	$119,908,470	$ —	$119,908,470	$—
U.S. Treasury Obligations	23,910,522	—	23,910,522	—
Short-Term Investments	21,669,267	21,669,267	—	—
Total Investments	$ 165,488,259	$ 21,669,267	$ 143,818,992	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 29.4%
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 7.511%, 04/14/29@,•	$2,000	$ 1,926,378
Anchorage Capital CLO Ltd., Series 2013-1A Class A2R (3 M ICE LIBOR + 1.650%), 144A 5.591%, 10/13/30@,•	2,830	2,761,350
ASSURANT CLO Ltd., Series 2018-2A Class A (3 M ICE LIBOR + 1.040%, Floor 1.040%), 144A 5.283%, 04/20/31@,•	2,400	2,359,094
Babson CLO Ltd., Series 2014-IA Class C (3 M ICE LIBOR + 3.450%), 144A 7.693%, 07/20/25@,•	684	683,220
Barings CLO Ltd., Series 2017-1A Class B1 (3 M ICE LIBOR + 1.700%), 144A 5.894%, 07/18/29@,•	1,500	1,470,952
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M ICE LIBOR + 1.100%, Floor 1.100%), 144A 5.343%, 01/20/31@,•	2,500	2,465,980
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M ICE LIBOR + 1.100%, Floor 1.100%), 144A, 5.418%, 03/15/36@,•	2,200	2,137,271
Series 2021-FL6 Class B (1 M ICE LIBOR + 1.600%, Floor 1.600%), 144A, 5.918%, 03/15/36@,•	2,500	2,348,326
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 5.363%, 01/20/30@,•	3,000	2,947,176
ECMC Group Student Loan Trust,
Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A, 5.189%, 09/25/68@,•	2,976	2,832,722
Series 2019-1A Class A1A, 144A, 2.720%, 07/25/69@	1,509	1,313,358
Edsouth Indenture No 4 LLC, Series 2013-1 Class A (1 M ICE LIBOR + 0.570%), 144A 4.959%, 02/26/29@,•	2,061	1,995,700
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 7.493%, 01/20/33@,•	1,500	1,451,936
Gallatin CLO IX Ltd., Series 2018-1A Class C1 (3 M ICE LIBOR + 2.100%, Floor 2.100%), 144A 6.378%, 01/21/28@,•	2,000	1,950,746
	Par (000)	Value†

JFIN CLO Ltd., Series 2017-2A Class AR (3 M ICE LIBOR + 0.990%, Floor 0.990%), 144A 5.736%, 09/20/29@,•	$ 1,646	$ 1,616,132
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M ICE LIBOR + 1.700%), 144A, 6.018%, 11/15/30@,•	1,500	1,497,218
Series 2014-AA Class A3 (1 M ICE LIBOR + 1.600%), 144A, 5.918%, 10/15/31@,•	1,499	1,483,389
Series 2015-BA Class A3 (1 M ICE LIBOR + 1.450%), 144A, 5.768%, 07/16/40@,•	1,874	1,846,586
Navient Private Education Refi Loan Trust,
Series 2020-EA Class A, 144A, 1.690%, 05/15/69@	1,857	1,671,667
Series 2021-EA Class A, 144A, 0.970%, 12/16/69@	2,973	2,493,946
Navient Student Loan Trust,
Series 2016-5A Class A (1 M ICE LIBOR + 1.250%), 144A, 5.639%, 06/25/65@,•	4,339	4,204,204
Series 2018-1A Class A2 (1 M ICE LIBOR + 0.350%), 144A, 4.739%, 03/25/67@,•	68	68,285
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 5.221%, 10/13/31@,•	1,966	1,920,967
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 6.165%, 10/30/30@,•	2,300	2,216,452
Shackleton CLO Ltd., Series 2013-3A Class AR (3 M ICE LIBOR + 1.120%, Floor 1.120%), 144A 5.199%, 07/15/30@,•	1,492	1,473,219
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M ICE LIBOR + 1.680%), 144A 6.054%, 07/28/31@,•	2,000	1,944,972
SLM Student Loan Trust, Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 4.979%, 03/25/55•	4,070	3,923,677
SMB Private Education Loan Trust,
Series 2016-B Class A2B (1 M ICE LIBOR + 1.450%), 144A, 5.768%, 02/17/32@,•	1,621	1,609,759
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 6.268%, 08/16/32@,•	964	965,066
Series 2021-C Class B, 144A, 2.300%, 01/15/53@	2,539	2,175,246

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.750%, Floor 1.750%), 144A 5.944%, 07/18/31@,•	$ 1,500	$ 1,412,891
Steele Creek CLO Ltd., Series 2014-1RA Class B (3 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 5.778%, 04/21/31@,•	1,250	1,195,205
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 7.358%, 04/25/33@,•	1,500	1,454,994
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 8.658%, 01/25/34@,•	2,000	1,930,590
TOTAL ASSET BACKED SECURITIES (Cost $68,721,696)		65,748,674

COMMERCIAL MORTGAGE BACKED SECURITIES — 12.0%
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 5.818%, 07/15/35@,•	2,000	1,894,246
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M ICE LIBOR + 1.194%, Floor 1.194%), 144A 5.530%, 10/15/36@,•	1,275	1,252,525
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M ICE LIBOR + 1.800%, Floor 1.800%), 144A 6.243%, 12/15/36@,•	1,000	952,298
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,479	2,363,418
FHLMC Multifamily Structured Pass Through Certificates, Series KC02 Class X3 3.076%, 08/25/25•	14,500	883,418
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.742%, 07/25/24@,•	3,500	3,332,797
Series 2013-K35 Class B, 144A, 3.932%, 12/25/46@,•	2,260	2,227,922
Series 2014-K37 Class C, 144A, 4.561%, 01/25/47@,•	2,550	2,491,773
Series 2015-K44 Class B, 144A, 3.719%, 01/25/48@,•	3,675	3,498,106
Series 2015-K46 Class B, 144A, 3.698%, 04/25/48@,•	1,750	1,665,938
Series 2016-K53 Class B, 144A, 4.024%, 03/25/49@,•	3,220	3,046,600
	Par (000)	Value†

GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M ICE LIBOR + 1.250%, Floor 1.250%), 144A 5.568%, 07/15/25@,•	$ 1,829	$ 1,769,740
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M ICE LIBOR + 1.650%, Floor 1.650%), 144A 5.968%, 05/15/38@,•	1,500	1,435,991
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $28,597,120)		26,814,772

CORPORATE BONDS — 41.2%
Aerospace & Defense — 2.5%
The Boeing Co.
1.167%, 02/04/23	1,500	1,494,238
4.508%, 05/01/23	2,500	2,495,348
TransDigm, Inc., 144A 8.000%, 12/15/25@	1,500	1,521,607
		5,511,193
Apparel — 0.6%
Hanesbrands, Inc., 144A 4.625%, 05/15/24@	1,500	1,452,791
Auto Manufacturers — 2.3%
BMW US Capital LLC, 144A 3.800%, 04/06/23@	500	498,818
Ford Motor Credit Co., LLC 2.300%, 02/10/25	2,250	2,032,144
General Motors Financial Co., Inc. 3.800%, 04/07/25	1,600	1,545,645
Volkswagen Group of America Finance LLC, 144A 4.250%, 11/13/23@	1,000	990,165
		5,066,772
Banks — 5.8%
Bank of America Corp., Series L 3.950%, 04/21/25	2,010	1,957,628
First Maryland Capital II (3 M ICE LIBOR + 0.850%) 5.290%, 02/01/27•	3,500	3,235,491
JPMorgan Chase & Co. (2 M ICE LIBOR + 0.600%) 0.653%, 09/16/24•	1,500	1,446,798
State Street Corp. (3 M ICE LIBOR + 0.560%) 5.166%, 05/15/28•	3,805	3,473,391
Wells Fargo & Co. (3 M ICE LIBOR + 1.000%) 5.079%, 04/15/27•	3,250	2,928,134
		13,041,442

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Beverages — 0.7%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	$ 1,750	$ 1,644,194
Biotechnology — 0.5%
Gilead Sciences, Inc. 0.750%, 09/29/23	1,124	1,088,885
Chemicals — 2.5%
Celanese US Holdings LLC 5.900%, 07/05/24	1,500	1,500,115
The Sherwin-Williams Co. 4.050%, 08/08/24	2,250	2,219,162
W.R. Grace Holdings LLC, 144A 5.625%, 10/01/24@	2,000	1,970,000
		5,689,277
Commercial Services — 0.8%
Cintas Corp. No. 2 3.450%, 05/01/25	1,750	1,694,442
Computers — 0.6%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	1,500	1,433,097
Cosmetics & Personal Care — 0.6%
GSK Consumer Healthcare Capital UK PLC 3.125%, 03/24/25	1,500	1,427,522
Diversified Financial Services — 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, 01/15/25	2,500	2,381,703
OneMain Finance Corp. 8.250%, 10/01/23	1,750	1,758,642
		4,140,345
Electric — 5.7%
American Electric Power Co., Inc. 2.031%, 03/15/24	2,500	2,411,247
CenterPoint Energy, Inc. (SOFR + 0.650%) 4.776%, 05/13/24•	1,000	988,356
Georgia Power Co., Series A 2.100%, 07/30/23	1,900	1,868,273
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	1,922,238
Pacific Gas and Electric Co. 3.150%, 01/01/26	1,500	1,393,923
Southern California Edison Co., Series E 3.700%, 08/01/25	2,750	2,662,687
Vistra Operations Co., LLC, 144A 4.875%, 05/13/24@	1,500	1,469,775
		12,716,499
	Par (000)	Value†

Electronics — 0.6%
TD SYNNEX Corp. 1.250%, 08/09/24	$ 1,500	$ 1,392,658
Entertainment — 0.6%
Warnermedia Holdings, Inc., 144A 3.638%, 03/15/25@	1,500	1,427,424
Food — 1.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 3.500%, 02/15/23@	1,300	1,291,851
General Mills, Inc. 5.241%, 11/18/25	1,500	1,504,170
		2,796,021
Hand & Machine Tools — 0.6%
Stanley Black & Decker, Inc. 2.300%, 02/24/25	1,500	1,420,028
Healthcare Products — 1.7%
PerkinElmer, Inc. 0.850%, 09/15/24	1,000	927,522
Stryker Corp. 0.600%, 12/01/23	1,500	1,440,580
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/24	1,500	1,395,229
		3,763,331
Healthcare Services — 0.7%
Tenet Healthcare Corp., 144A 4.625%, 09/01/24@	1,500	1,456,886
Lodging — 0.8%
Hyatt Hotels Corp. 1.800%, 10/01/24	1,875	1,757,520
Machinery — Diversified — 1.0%
CNH Industrial Capital LLC 1.950%, 07/02/23	2,250	2,211,567
Miscellaneous Manufacturing — 0.7%
Parker-Hannifin Corp. 3.650%, 06/15/24	1,500	1,468,246
Oil & Gas — 1.5%
EQT Corp. 5.678%, 10/01/25	1,500	1,493,729
Phillips 66 0.900%, 02/15/24	2,000	1,912,600
		3,406,329
Packaging and Containers — 1.9%
Ball Corp. 4.000%, 11/15/23	2,250	2,205,268
Graphic Packaging International LLC 4.125%, 08/15/24	2,000	1,964,950
		4,170,218

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Real Estate Investment Trusts — 1.4%
SBA Tower Trust, 144A 1.884%, 07/15/50@	$ 2,500	$ 2,200,858
Simon Property Group LP 3.500%, 09/01/25	1,000	958,333
		3,159,191
Semiconductors — 1.3%
Qorvo, Inc., 144A 1.750%, 12/15/24@	1,500	1,381,425
Skyworks Solutions, Inc. 0.900%, 06/01/23	1,500	1,470,309
		2,851,734
Software — 0.6%
VMware, Inc. 1.000%, 08/15/24	1,500	1,396,357
Telecommunications — 2.1%
Sprint Corp. 7.875%, 09/15/23	2,000	2,028,210
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,443,495
Verizon Communications, Inc. 1.450%, 03/20/26	1,250	1,123,330
		4,595,035
TOTAL CORPORATE BONDS (Cost $96,536,809)		92,179,004

RESIDENTIAL MORTGAGE BACKED SECURITIES — 14.3%
Collateralized Mortgage Obligations — 13.7%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	690	639,141
Bunker Hill Loan Depositary Trust,
STEP, Series 2019-2 Class A3, 144A, 3.185%, 07/25/49@	1,996	1,843,537
Series 2020-1 Class M1, 144A, 4.353%, 02/25/55@,•	2,250	2,042,120
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	594	527,212
Flagstar Mortgage Trust, Series 2020-2 Class A4, 144A 3.000%, 08/25/50@,•	1,415	1,164,814
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	1,384	1,107,844
GS Mortgage-Backed Securities Trust, Series 2021-PJ7 Class A8, 144A 2.500%, 01/25/52@,•	4,193	3,599,279
JP Morgan Mortgage Trust,
Series 2017-3 Class 1A13, 144A, 3.500%, 08/25/47@,•	2,946	2,509,046
	Par (000)	Value†

Collateralized Mortgage Obligations — (continued)
Series 2019-6 Class B2, 144A, 4.207%, 12/25/49@,•	$ 2,994	$ 2,553,736
Series 2019-9 Class A3, 144A, 3.500%, 05/25/50@,•	1,305	1,123,647
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	269	251,803
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	2,392	2,009,729
Towd Point Mortgage Trust, Series 2020-4 Class A2, 144A 2.500%, 10/25/60@	2,240	1,756,965
Verus Securitization Trust,
Series 2019-INV2 Class A3, 144A, 3.219%, 07/25/59@,•	1,189	1,145,965
Series 2019-INV3 Class A1, 144A, 2.692%, 11/25/59@,•	1,678	1,576,056
Series 2020-INV1 Class A2, 144A, 3.035%, 03/25/60@,•	1,200	1,103,312
Visio Trust, Series 2020-1R Class M1, 144A 2.926%, 11/25/55@	2,500	2,045,366
Vista Point Securitization Trust, Series 2020-1 Class M1, 144A 4.151%, 03/25/65@,•	2,800	2,537,971
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2 Class A1, 144A 3.000%, 12/25/49@,•	1,288	1,071,629
		30,609,172
Fannie Mae REMICS — 0.6%
Series 2012-152 Class TA 2.500%, 09/25/42	1,547	1,313,475
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $37,468,311)		31,922,647

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bill 0.000%, 10/05/23¤	500	483,107
U.S. Treasury Notes 1.375%, 09/30/23	1,800	1,756,125
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,243,467)		2,239,232

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $3,214,197)	3,214,197	$ 3,214,197
TOTAL INVESTMENTS — 99.3% (Cost $236,781,600)		$ 222,118,526
Other Assets & Liabilities — 0.7%		1,605,554
TOTAL NET ASSETS — 100.0%		$ 223,724,080

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $135,230,137, which represents 60.4% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
STEP— Step Coupon Bond.
Country Weightings as of 12/31/2022††
United States	81%
Cayman Islands	17
United Kingdom	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$65,748,674	$ —	$65,748,674	$—
Commercial Mortgage Backed Securities	26,814,772	—	26,814,772	—
Corporate Bonds	92,179,004	—	92,179,004	—
Residential Mortgage Backed Securities	31,922,647	—	31,922,647	—
U.S. Treasury Obligations	2,239,232	—	2,239,232	—
Short-Term Investments	3,214,197	3,214,197	—	—
Total Investments	$ 222,118,526	$ 3,214,197	$ 218,904,329	$ —
Other Financial Instruments(1)
Futures Contracts	$ 21,303	$ 21,303	$ —	$—
Total Assets—Other Financial Instruments	$ 21,303	$ 21,303	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(636)	$(636)	$—	$—
Total Liabilities—Other Financial Instruments	$ (636)	$ (636)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Limited Maturity Bond Fund
Futures contracts held by the Fund at December 31, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/31/23	90	2,000	$ 103	$ 18,457,031	$20,228	$—
Long	U.S. Treasury 5 Year Note	03/31/23	180	1,000	108	19,427,344	1,075	—
							$ 21,303	$—

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury Long Bond	03/22/23	(25)	1,000	$125	$(3,133,594)	$ —	$(636)
							$ —	$(636)
							$21,303	$(636)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 19.9%
ALM Ltd., Series 2020-1A Class A2 (3 M ICE LIBOR + 1.850%), 144A 5.929%, 10/15/29@,•	$ 3,000	$ 2,917,896
AMMC CLO 16 Ltd., Series 2015-16A Class DR2 (3 M ICE LIBOR + 3.500%, Floor 3.500%), 144A 7.511%, 04/14/29@,•	3,000	2,889,567
Battalion CLO XV Ltd., Series 2020-15A Class A1 (3 M ICE LIBOR + 1.350%, Floor 1.350%), 144A 5.429%, 01/17/33@,•	4,000	3,916,208
Black Diamond CLO Ltd., Series 2019-2A Class A1A (3 M ICE LIBOR + 1.430%, Floor 1.430%), 144A 5.755%, 07/23/32@,•	2,761	2,702,757
Deerpath Capital CLO Ltd., Series 2020-1A Class A1 (3 M ICE LIBOR + 1.850%, Floor 1.850%), 144A 5.929%, 04/17/32@,•	2,500	2,454,330
ECMC Group Student Loan Trust, Series 2018-2A Class A (1 M ICE LIBOR + 0.800%, Floor 0.800%), 144A 5.189%, 09/25/68@,•	2,976	2,832,722
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M ICE LIBOR + 3.250%, Floor 3.250%), 144A 7.493%, 01/20/33@,•	4,000	3,871,828
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M ICE LIBOR + 1.730%, Floor 1.730%), 144A 5.924%, 04/18/31@,•	3,000	2,864,421
Highbridge Loan Management Ltd., Series 2015-7A Class A2R (3 M ICE LIBOR + 0.900%), 144A 5.506%, 03/15/27@,•	2,000	1,993,680
Nassau Ltd., Series 2017-IA Class A1BR, 144A 2.730%, 10/15/29@	2,484	2,392,712
New Hampshire Higher Education Loan Corp., Series 2020-1 Class A1A, 1.550%, 09/25/60	3,389	2,977,857
Ocean Trails CLO V, Series 2014-5A Class ARR (3 M ICE LIBOR + 1.280%, Floor 1.280%), 144A 5.221%, 10/13/31@,•	2,457	2,401,209
OZLM XI Ltd., Series 2015-11A Class A2R (3 M ICE LIBOR + 1.750%), 144A 6.165%, 10/30/30@,•	4,000	3,854,700
	Par (000)	Value†

SLM Student Loan Trust,
Series 2012-6 Class B (1 M ICE LIBOR + 1.000%), 5.389%, 04/27/43•	$ 4,860	$ 4,078,293
Series 2014-2 Class A3 (1 M ICE LIBOR + 0.590%), 4.979%, 03/25/55•	3,561	3,433,218
SMB Private Education Loan Trust,
Series 2015-C Class A3 (1 M ICE LIBOR + 1.950%), 144A, 6.268%, 08/16/32@,•	2,005	2,006,374
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	2,430	2,272,325
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	5,000	4,702,544
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M ICE LIBOR + 1.650%, Floor 1.650%), 144A, 6.419%, 06/15/31@,•	3,250	3,074,835
Series 2018-2A Class A (3 M ICE LIBOR + 1.200%, Floor 1.200%), 144A, 5.874%, 08/18/31@,•	4,500	4,413,708
Telos CLO Ltd., Series 2013-3A Class BR (3 M ICE LIBOR + 2.000%), 144A 6.079%, 07/17/26@,•	321	320,729
Trimaran Cavu Ltd., Series 2019-1A Class C1 (3 M ICE LIBOR + 3.150%, Floor 3.150%), 144A 7.393%, 07/20/32@,•	4,000	3,773,224
Trinitas CLO XII Ltd., Series 2020-12A Class C (3 M ICE LIBOR + 3.000%, Floor 3.000%), 144A 7.358%, 04/25/33@,•	2,000	1,939,992
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M ICE LIBOR + 4.300%, Floor 4.300%), 144A 8.658%, 01/25/34@,•	2,500	2,413,238
TOTAL ASSET BACKED SECURITIES (Cost $73,298,607)		70,498,367

COMMERCIAL MORTGAGE BACKED SECURITIES — 16.0%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	4,718,884
BHMS, Series 2018-ATLS Class B (1 M ICE LIBOR + 1.500%, Floor 1.500%), 144A 5.818%, 07/15/35@,•	2,000	1,894,246
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,131	3,939,031

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FHLMC Multifamily Structured Pass Through Certificates, Series K094 Class A2 2.903%, 06/25/29	$ 2,000	$ 1,826,994
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,331,695
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 3.946%, 02/25/25@,•	6,610	6,294,527
Series 2019-K735 Class B, 144A, 4.019%, 05/25/26@,•	6,000	5,641,741
Series 2019-K736 Class B, 144A, 3.760%, 07/25/26@,•	1,500	1,390,010
Series 2015-K48 Class B, 144A, 3.646%, 08/25/48@,•	5,000	4,756,568
Series 2016-K52 Class B, 144A, 3.929%, 01/25/49@,•	5,065	4,787,487
Series 2016-K53 Class C, 144A, 4.024%, 03/25/49@,•	3,525	3,288,601
Series 2017-K729 Class C, 144A, 3.673%, 11/25/49@,•	2,460	2,321,985
Series 2017-K63 Class B, 144A, 3.877%, 02/25/50@,•	1,500	1,392,308
Series 2018-K85 Class C, 144A, 4.320%, 12/25/50@,•	3,500	3,167,260
Series 2019-K102 Class B, 144A, 3.531%, 12/25/51@,•	5,000	4,208,851
Series 2019-K95 Class B, 144A, 3.921%, 08/25/52@,•	2,500	2,221,622
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	2,653,979
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $63,078,511)		56,835,789
	Number of Shares
PREFERRED STOCKS — 1.2%
Banks — 0.3%
Wells Fargo & Co., Series Zµ	60,000	1,099,200
Electric — 0.9%
Duke Energy Corp.	134,000	3,055,200
TOTAL PREFERRED STOCKS (Cost $5,084,700)		4,154,400
Par (000)
CORPORATE BONDS — 39.0%
Aerospace & Defense — 1.3%
General Dynamics Corp. 3.500%, 05/15/25	$3,000	2,925,351
	Par (000)	Value†

Aerospace & Defense — (continued)
The Boeing Co. 2.196%, 02/04/26	$2,000	$ 1,819,098
		4,744,449
Airlines — 0.4%
Delta Air Lines Pass Through Trust, Series 2015-1 Class B 4.250%, 01/30/25	1,606	1,574,171
Apparel — 0.8%
VF Corp. 2.800%, 04/23/27	3,000	2,722,391
Auto Manufacturers — 0.5%
Ford Motor Credit Co., LLC 4.950%, 05/28/27	2,000	1,865,800
Banks — 4.1%
Allfirst Preferred Capital Trust (3 M ICE LIBOR + 1.500%) 5.579%, 07/15/29•	3,500	3,281,716
JPMorgan Chase & Co., Series B (3 M ICE LIBOR + 0.500%) 4.940%, 02/01/27•	3,200	2,979,252
KeyCorp Capital I (3 M ICE LIBOR + 0.740%) 5.494%, 07/01/28•	2,640	2,378,220
State Street Corp. (3 M ICE LIBOR + 0.560%) 5.166%, 05/15/28•	3,830	3,496,212
The Goldman Sachs Group, Inc. (SOFR + 1.248%) 2.383%, 07/21/32•	3,000	2,335,613
		14,471,013
Beverages — 1.1%
Constellation Brands, Inc. 2.250%, 08/01/31	3,000	2,391,048
Keurig Dr Pepper, Inc. 2.250%, 03/15/31	2,000	1,610,812
		4,001,860
Biotechnology — 0.7%
Gilead Sciences, Inc. 1.650%, 10/01/30	3,000	2,386,449
Building Materials — 1.7%
Martin Marietta Materials, Inc. 4.250%, 07/02/24	3,000	2,960,881
Vulcan Materials Co. 4.500%, 04/01/25	3,140	3,116,194
		6,077,075
Chemicals — 0.8%
W.R. Grace Holdings LLC, 144A 5.625%, 10/01/24@	3,000	2,955,000

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — 1.3%
The Georgetown University, Series B 4.315%, 04/01/49	$ 2,710	$ 2,272,573
University of Southern California 3.028%, 10/01/39	2,820	2,233,621
		4,506,194
Computers — 1.2%
Apple, Inc. 3.850%, 08/04/46	4,000	3,412,017
Dell International LLC/EMC Corp. 5.450%, 06/15/23	800	800,499
		4,212,516
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, 10/29/28	3,000	2,518,437
OneMain Finance Corp. 8.250%, 10/01/23	3,000	3,014,814
		5,533,251
Electric — 3.4%
Edison International 3.550%, 11/15/24	2,000	1,931,918
Louisville Gas and Electric Co. 4.250%, 04/01/49	3,000	2,505,697
Monongahela Power Co., 144A 3.550%, 05/15/27@	2,500	2,352,615
Northern States Power Co. 3.600%, 09/15/47	4,000	3,102,187
Pacific Gas and Electric Co. 4.000%, 12/01/46	3,000	2,024,329
		11,916,746
Food — 2.7%
Kraft Heinz Foods Co. 4.625%, 10/01/39	2,940	2,591,975
Mars, Inc., 144A 0.875%, 07/16/26@	3,000	2,606,414
The Hershey Co. 1.700%, 06/01/30	2,200	1,765,233
The J.M. Smucker Co. 3.375%, 12/15/27	2,750	2,547,763
		9,511,385
Gas — 0.7%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,346,112
Healthcare Products — 0.4%
PerkinElmer, Inc. 2.250%, 09/15/31	2,000	1,572,711
Healthcare Services — 1.2%
Centene Corp.
4.625%, 12/15/29	1,000	914,189
2.500%, 03/01/31	2,000	1,564,946
	Par (000)	Value†

Healthcare Services — (continued)
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	$2,000	$ 1,612,370
		4,091,505
Household Products & Wares — 1.2%
Church & Dwight Co., Inc. 2.300%, 12/15/31	3,000	2,411,763
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	1,804,308
		4,216,071
Internet — 0.9%
Alibaba Group Holding Ltd.
3.400%, 12/06/27	1,000	921,234
2.125%, 02/09/31	3,000	2,396,220
		3,317,454
Investment Companies — 0.8%
Ares Capital Corp. 2.875%, 06/15/28	3,500	2,810,998
Pharmaceuticals — 3.7%
Becton Dickinson and Co. 3.700%, 06/06/27	1,956	1,852,524
Bristol-Myers Squibb Co. 3.400%, 07/26/29	928	862,408
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,030,385
Johnson & Johnson 3.625%, 03/03/37	3,000	2,659,616
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	1,960,287
Merck & Co., Inc. 3.900%, 03/07/39	2,200	1,941,434
Zoetis, Inc. 4.500%, 11/13/25	3,000	2,982,442
		13,289,096
Pipelines — 0.5%
Energy Transfer LP, Series G (UST Yield Curve CMT 5 Yr + 5.306%) 7.125%µ,•	2,000	1,670,000
Real Estate Investment Trusts — 1.2%
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,755,477
SBA Tower Trust, 144A 1.884%, 07/15/50@	1,500	1,320,515
		4,075,992
Retail — 0.3%
AutoNation, Inc. 1.950%, 08/01/28	1,500	1,199,042

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — 0.5%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.150%, 05/01/27	$ 2,000	$ 1,814,506
Software — 1.4%
Microsoft Corp. 3.750%, 02/12/45	1,900	1,670,787
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,270,352
Salesforce, Inc. 2.700%, 07/15/41	3,000	2,155,016
		5,096,155
Telecommunications — 3.2%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	3,877,545
Sprint Corp. 7.875%, 09/15/23	2,300	2,332,441
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	2,748,603
Verizon Communications, Inc. 2.550%, 03/21/31	3,000	2,471,293
		11,429,882
Transportation — 1.4%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	2,154	2,022,355
Union Pacific Corp. 3.375%, 02/01/35	3,336	2,830,535
		4,852,890
TOTAL CORPORATE BONDS (Cost $158,992,591)		138,260,714

MUNICIPAL BONDS — 1.1%
University of Massachusetts Building Authority, Series 2020-3 2.417%, 11/01/28 (Cost $4,689,967)	4,690	4,097,877

RESIDENTIAL MORTGAGE BACKED SECURITIES — 19.4%
Collateralized Mortgage Obligations — 11.3%
CIM Trust, Series 2020-INV1 Class A13, 144A 3.000%, 04/25/50@,•	1,517	1,292,781
CSMC Trust, Series 2013-IVR2 Class A2, 144A 3.000%, 04/25/43@,•	4,102	3,581,404
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	2,709	2,167,830
JP Morgan Mortgage Trust,
Series 2020-INV1 Class B1A, 144A, 2.955%, 08/25/50@,•	4,748	3,607,390
	Par (000)	Value†

Collateralized Mortgage Obligations — (continued)
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	$ 5,248	$ 4,226,339
Series 2021-1 Class A15, 144A, 2.500%, 06/25/51@,•	3,923	3,057,871
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	5,117	3,916,797
Series 2022-1 Class A3, 144A, 2.500%, 07/25/52@,•	4,659	3,752,581
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	2,211,852
Sequoia Mortgage Trust,
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	768	671,527
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	2,931	2,294,939
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	3,189	2,679,639
Towd Point Mortgage Trust, Series 2021-1 Class A2, 144A 2.750%, 11/25/61@,•	2,500	1,962,271
Verus Securitization Trust, Series 2019-INV2 Class A3, 144A 3.219%, 07/25/59@,•	1,767	1,702,123
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	1,437	1,190,051
WinWater Mortgage Loan Trust, Series 2016-1 Class B3, 144A 3.784%, 01/20/46@,•	2,030	1,802,582
		40,117,977
Fannie Mae Pool — 7.0%
3.500%, 10/01/45	5,165	4,676,075
3.500%, 10/01/48	6,053	5,488,926
1.500%, 06/01/51	3,870	2,991,316
2.000%, 11/01/51	4,666	3,810,172
2.000%, 12/01/51	2,820	2,303,459
3.000%, 03/01/52	6,320	5,557,817
		24,827,765
Freddie Mac Pool — 1.1%
4.000%, 09/01/52	3,930	3,690,921
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $79,204,294)		68,636,663

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds
1.125%, 08/15/40	3,150	1,971,211
2.500%, 02/15/45	2,000	1,517,344
U.S. Treasury Inflation Indexed Bonds
0.250%, 02/15/50	3,477	2,344,607

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
0.125%, 02/15/51	$3,434	$ 2,211,231
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,907,971)		8,044,393
	Number of Shares
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $813,445)	813,445	813,445
TOTAL INVESTMENTS — 99.1% (Cost $394,070,086)		$ 351,341,648
Other Assets & Liabilities — 0.9%		3,248,099
TOTAL NET ASSETS — 100.0%		$ 354,589,747

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $160,704,951, which represents 45.3% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Country Weightings as of 12/31/2022††
United States	85%
Cayman Islands	13
China	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 70,498,367	$ —	$ 70,498,367	$—
Commercial Mortgage Backed Securities	56,835,789	—	56,835,789	—
Preferred Stocks	4,154,400	4,154,400	—	—
Corporate Bonds	138,260,714	—	138,260,714	—
Municipal Bonds	4,097,877	—	4,097,877	—
Residential Mortgage Backed Securities	68,636,663	—	68,636,663	—
U.S. Treasury Obligations	8,044,393	—	8,044,393	—
Short-Term Investments	813,445	813,445	—	—
Total Investments	$ 351,341,648	$ 4,967,845	$ 346,373,803	$ —
Other Financial Instruments(1)
Futures Contracts	$ 111,908	$ 111,908	$ —	$—
Total Assets—Other Financial Instruments	$ 111,908	$ 111,908	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Quality Bond Fund
Futures contracts held by the Fund at December 31, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/31/23	318	2,000	$103	$65,214,844	$ 71,472	$—
Long	U.S. Treasury Ultra Bond	03/22/23	149	1,000	134	20,012,563	40,436	—
							$111,908	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.7%
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class CR (3 M ICE LIBOR + 3.700%), 144A 7.779%, 07/15/29@,• (Cost $1,030,691)	$1,050	$ 993,804
	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B(1),* (Cost $24,225)	1	0

PREFERRED STOCKS — 0.0%
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),* (Cost $0)	725	0
	Par (000)
CORPORATE BONDS — 86.5%
Advertising — 0.6%
Stagwell Global LLC, 144A 5.625%, 08/15/29@	$ 1,050	865,809
Aerospace & Defense — 1.5%
Howmet Aerospace, Inc. 6.875%, 05/01/25	700	718,319
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,380,666
		2,098,985
Airlines — 3.8%
American Airlines Pass Through Trust, Series 2021-1 Class B 3.950%, 01/11/32	1,500	1,191,870
American Airlines, Inc., 144A 11.750%, 07/15/25@	675	723,923
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A 5.500%, 04/20/26@	1,050	1,009,447
Delta Air Lines, Inc./SkyMiles IP Ltd.
144A, 4.500%, 10/20/25@	700	683,219
144A, 4.750%, 10/20/28@	700	658,917
United Airlines Pass Through Trust,
Series 2020-1 Class B, 4.875%, 07/15/27	534	507,712
Series 2020-1 Class A, 5.875%, 04/15/29	553	545,915
		5,321,003
Auto Manufacturers — 0.7%
Ford Motor Credit Co., LLC 5.113%, 05/03/29	1,050	950,822
	Par (000)	Value†

Auto Parts & Equipment — 1.2%
Clarios Global LP/Clarios US Finance Co., 144A 6.250%, 05/15/26@	$1,050	$ 1,025,985
The Goodyear Tire & Rubber Co. 4.875%, 03/15/27	700	640,311
		1,666,296
Building Materials — 1.4%
Builders FirstSource, Inc., 144A 4.250%, 02/01/32@	1,050	852,192
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,077,968
		1,930,160
Chemicals — 1.5%
Olin Corp. 5.000%, 02/01/30	910	830,375
Olympus Water US Holding Corp., 144A 4.250%, 10/01/28@	975	791,546
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 144A 5.125%, 04/01/29@	675	437,211
		2,059,132
Commercial Services — 6.3%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A 6.125%, 10/15/26@	700	624,267
ASGN, Inc., 144A 4.625%, 05/15/28@	700	633,640
Herc Holdings, Inc., 144A 5.500%, 07/15/27@	1,015	946,741
Korn Ferry, 144A 4.625%, 12/15/27@	700	644,707
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	1,050	881,457
Sabre GLBL, Inc., 144A 11.250%, 12/15/27@	675	694,832
Service Corp. International
7.500%, 04/01/27	1,750	1,782,915
4.000%, 05/15/31	700	589,881
Sotheby's/Bidfair Holdings, Inc., 144A 5.875%, 06/01/29@	700	587,790
United Rentals North America, Inc. 4.875%, 01/15/28	700	663,355
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	875	824,688
		8,874,273
Computers — 0.9%
Booz Allen Hamilton, Inc., 144A 4.000%, 07/01/29@	700	616,101

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — (continued)
NCR Corp., 144A 5.750%, 09/01/27@	$ 750	$ 717,693
		1,333,794
Cosmetics & Personal Care — 0.8%
Coty, Inc., 144A 5.000%, 04/15/26@	1,120	1,062,065
Diversified Financial Services — 2.1%
OneMain Finance Corp. 8.250%, 10/01/23	1,050	1,055,185
PRA Group, Inc., 144A 7.375%, 09/01/25@	1,050	1,014,455
VistaJet Malta Finance PLC/XO Management Holding, Inc., 144A 7.875%, 05/01/27@	1,050	947,252
		3,016,892
Electric — 2.9%
Calpine Corp., 144A 5.250%, 06/01/26@	700	666,766
FirstEnergy Corp., Class B 4.400%, 07/15/27	1,210	1,128,555
Vistra Corp. (UST Yield Curve CMT 5 Yr + 5.740%) , 144A 7.000%@,µ,•	1,050	955,430
Vistra Operations Co., LLC, 144A 5.000%, 07/31/27@	1,400	1,295,978
		4,046,729
Electrical Components & Equipment — 0.8%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	350	354,376
144A, 7.250%, 06/15/28@	700	709,082
		1,063,458
Electronics — 0.9%
Imola Merger Corp., 144A 4.750%, 05/15/29@	1,400	1,214,600
Entertainment — 3.6%
Caesars Entertainment, Inc., 144A 6.250%, 07/01/25@	1,050	1,021,239
CDI Escrow Issuer, Inc., 144A 5.750%, 04/01/30@	700	627,501
Churchill Downs, Inc., 144A 5.500%, 04/01/27@	750	710,666
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	700	601,277
International Game Technology PLC, 144A 6.500%, 02/15/25@	222	223,352
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 144A 4.875%, 05/01/29@	675	574,333
	Par (000)	Value†

Entertainment — (continued)
Scientific Games International, Inc., 144A 7.000%, 05/15/28@	$ 1,400	$ 1,335,474
		5,093,842
Environmental Control — 0.5%
Clean Harbors, Inc., 144A 4.875%, 07/15/27@	750	710,625
Food — 2.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	975,314
Performance Food Group, Inc., 144A 5.500%, 10/15/27@	1,105	1,042,197
SEG Holding LLC/SEG Finance Corp., 144A 5.625%, 10/15/28@	700	658,000
United Natural Foods, Inc., 144A 6.750%, 10/15/28@	1,015	975,237
		3,650,748
Food Service — 0.7%
Aramark Services, Inc., 144A 6.375%, 05/01/25@	1,050	1,037,096
Gas — 0.7%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	1,000	932,500
Healthcare Products — 1.3%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	1,100	999,504
Medline Borrower LP, 144A 3.875%, 04/01/29@	1,050	845,124
		1,844,628
Healthcare Services — 6.5%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	1,400	1,327,900
Catalent Pharma Solutions, Inc., 144A 5.000%, 07/15/27@	1,160	1,079,228
Centene Corp. 4.625%, 12/15/29	1,050	959,898
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	967,019
Encompass Health Corp. 4.750%, 02/01/30	1,150	1,009,863
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	954,680
Select Medical Corp., 144A 6.250%, 08/15/26@	700	665,581
Tenet Healthcare Corp.
144A, 5.125%, 11/01/27@	1,400	1,302,336

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
6.875%, 11/15/31	$ 1,050	$ 945,873
		9,212,378
Home Builders — 0.9%
Williams Scotsman International, Inc., 144A 4.625%, 08/15/28@	1,350	1,218,375
Home Furnishings — 0.7%
Tempur Sealy International, Inc., 144A 4.000%, 04/15/29@	1,100	924,176
Housewares — 0.8%
Newell Brands, Inc. 5.750%, 04/01/46	1,350	1,076,050
Insurance — 0.6%
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	1,010	856,628
Internet — 0.9%
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	1,400	1,325,044
Leisure Time — 2.0%
Carnival Corp., 144A 5.750%, 12/01/27@	675	602,775
Carnival Holdings Bermuda Ltd., 144A 10.375%, 05/01/28@	675	692,962
Royal Caribbean Cruises Ltd.
144A, 4.250%, 07/01/26@	675	545,634
144A, 9.250%, 01/15/29@	1,010	1,037,876
		2,879,247
Lodging — 1.7%
Boyd Gaming Corp., 144A 4.750%, 06/15/31@	1,050	913,500
Hilton Domestic Operating Co., Inc., 144A 4.000%, 05/01/31@	700	585,641
Station Casinos LLC, 144A 4.625%, 12/01/31@	1,050	842,282
		2,341,423
Machinery — Construction & Mining — 0.4%
Terex Corp., 144A 5.000%, 05/15/29@	600	539,250
Machinery — Diversified — 1.4%
Granite US Holdings Corp., 144A 11.000%, 10/01/27@	675	711,281
Stevens Holding Co., Inc., 144A 6.125%, 10/01/26@	1,200	1,203,000
		1,914,281
	Par (000)	Value†

Media — 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 6.375%, 09/01/29@	$ 675	$ 634,325
iHeartCommunications, Inc., 144A 5.250%, 08/15/27@	700	592,958
Nexstar Media, Inc., 144A 5.625%, 07/15/27@	1,050	963,225
Sirius XM Radio, Inc., 144A 5.500%, 07/01/29@	1,050	958,419
Univision Communications, Inc., 144A 7.375%, 06/30/30@	1,040	993,928
		4,142,855
Mining — 1.1%
FMG Resources August 2006 Pty Ltd., 144A 5.875%, 04/15/30@	1,050	978,104
Novelis Corp., 144A 4.750%, 01/30/30@	700	620,595
		1,598,699
Miscellaneous Manufacturing — 0.6%
FXI Holdings, Inc., 144A 7.875%, 11/01/24@	1,005	832,728
Oil & Gas — 8.2%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 8.250%, 12/31/28@	1,050	1,029,209
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,850	1,752,917
Comstock Resources, Inc., 144A 6.750%, 03/01/29@	1,400	1,263,500
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,050	953,082
Occidental Petroleum Corp. 8.500%, 07/15/27	1,491	1,605,713
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,091,925
Permian Resources Operating LLC, 144A 5.375%, 01/15/26@	1,000	910,285
Range Resources Corp. 8.250%, 01/15/29	1,400	1,442,623
Southwestern Energy Co. 8.375%, 09/15/28	1,400	1,443,356
		11,492,610
Oil & Gas Services — 0.5%
Enerflex Ltd., 144A 9.000%, 10/15/27@	675	673,140
Packaging and Containers — 4.9%
Ball Corp. 3.125%, 09/15/31	1,050	843,286

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — (continued)
Berry Global, Inc., 144A 5.625%, 07/15/27@	$ 750	$ 731,813
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	1,010	842,574
Mauser Packaging Solutions Holding Co., 144A 8.500%, 04/15/24@	1,575	1,543,434
Sealed Air Corp.
144A, 5.000%, 04/15/29@	700	658,000
144A, 6.875%, 07/15/33@	700	693,771
TriMas Corp., 144A 4.125%, 04/15/29@	700	610,750
Trivium Packaging Finance BV, 144A 5.500%, 08/15/26@	1,050	962,312
		6,885,940
Pharmaceuticals — 2.2%
Elanco Animal Health, Inc. 6.400%, 08/28/28	1,050	999,086
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,247,610
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	1,050	908,648
		3,155,344
Pipelines — 5.6%
Cheniere Energy, Inc. 4.625%, 10/15/28	1,400	1,265,496
Energy Transfer LP, Series G (UST Yield Curve CMT 5 Yr + 5.306%) 7.125%µ,•	675	563,625
EnLink Midstream Partners LP 5.450%, 06/01/47	1,065	853,744
EQM Midstream Partners LP 4.000%, 08/01/24	675	648,655
Holly Energy Partners LP/Holly Energy Finance Corp., 144A 6.375%, 04/15/27@	700	687,745
Howard Midstream Energy Partners LLC, 144A 6.750%, 01/15/27@	1,025	982,510
New Fortress Energy, Inc., 144A 6.500%, 09/30/26@	700	650,090
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,400	1,412,600
Western Midstream Operating LP 5.300%, 03/01/48	1,050	861,794
		7,926,259
Real Estate — 0.5%
Greystar Real Estate Partners LLC, 144A 5.750%, 12/01/25@	750	732,939
	Par (000)	Value†

Real Estate Investment Trusts — 1.6%
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27	$ 1,050	$ 882,556
VICI Properties LP/VICI Note Co., Inc., 144A 5.750%, 02/01/27@	1,350	1,315,901
		2,198,457
Retail — 2.4%
Asbury Automotive Group, Inc., 144A 4.625%, 11/15/29@	700	589,848
Lithia Motors, Inc., 144A 4.625%, 12/15/27@	1,050	947,037
Macy's Retail Holdings LLC, 144A 5.875%, 04/01/29@	975	863,268
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,019,560
		3,419,713
Software — 2.5%
ACI Worldwide, Inc., 144A 5.750%, 08/15/26@	750	726,563
Consensus Cloud Solutions, Inc., 144A 6.500%, 10/15/28@	1,050	965,757
MSCI, Inc., 144A 3.875%, 02/15/31@	1,400	1,163,995
Open Text Corp., 144A 6.900%, 12/01/27@	675	675,000
		3,531,315
Telecommunications — 2.8%
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	973,098
Frontier Communications Holdings LLC, 144A 5.875%, 10/15/27@	1,400	1,299,998
Hughes Satellite Systems Corp. 5.250%, 08/01/26	1,000	959,200
Sprint Corp. 7.625%, 02/15/25	700	722,782
		3,955,078
TOTAL CORPORATE BONDS (Cost $129,410,765)		121,605,386

LOAN AGREEMENTS‡ — 3.1%
Apparel — 0.7%
Crocs, Inc. (6 M SOFR + 3.750%) 7.731%, 02/20/29•	1,026	1,004,136
Commercial Services — 0.8%
Neptune Bidco US, Inc. (3 M SOFR + 5.000%) 5.500%, 04/11/29•	1,325	1,180,085

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Healthcare Products — 0.7%
Bausch & Lomb Corp. (3 M SOFR + 3.350%) 7.842%, 05/10/27•	$1,006	$ 954,814
Healthcare Services — 0.9%
Surgery Center Holdings, Inc. (1 M LIBOR+ 3.750%) 8.050%, 08/31/26•	1,215	1,198,576
TOTAL LOAN AGREEMENTS (Cost $4,371,803)		4,337,611
	Number of Shares
SHORT-TERM INVESTMENTS — 7.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $10,222,466)	10,222,466	10,222,466
TOTAL INVESTMENTS — 97.6% (Cost $145,059,950)		$ 137,159,267
Other Assets & Liabilities — 2.4%		3,443,239
TOTAL NET ASSETS — 100.0%		$ 140,602,506

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $92,958,315, which represents 66.1% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2022. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
PLC— Public Limited Company.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
High Yield Bond Fund
Country Weightings as of 12/31/2022††
United States	92%
Canada	2
Luxembourg	1
Ireland	1
Cayman Islands	1
Australia	1
Netherlands	1
Malta	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 993,804	$ —	$ 993,804	$—
Common Stocks	—	—	—	— (1)
Preferred Stocks	—	—	—	— (1)
Corporate Bonds	121,605,386	—	121,605,386	—
Loan Agreements	4,337,611	—	4,337,611	—
Short-Term Investments	10,222,466	10,222,466	—	—
Total Investments	$ 137,159,267	$ 10,222,466	$ 126,936,801	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	$ 4,777	$ 4,375,351
Series 2018-1A A2I, 144A, 4.116%, 07/25/48@	4,488	4,247,286
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,154	1,859,659
TOTAL ASSET BACKED SECURITIES (Cost $11,379,029)		10,482,296
	Number of Shares
COMMON STOCKS — 61.9%
Auto Parts & Equipment — 0.2%
Aurora Innovation, Inc.*	3,528,857	4,269,917
Mobileye Global, Inc., Class A*	76,637	2,686,893
		6,956,810
Banks — 2.9%
The PNC Financial Services Group, Inc.	840,751	132,788,213
Beverages — 0.3%
Keurig Dr Pepper, Inc.	441,144	15,731,195
Chemicals — 1.0%
Linde PLC	137,778	44,940,428
Commercial Services — 2.9%
Equifax, Inc.	314,489	61,124,082
S&P Global, Inc.	44,820	15,012,011
TransUnion	1,027,421	58,306,142
		134,442,235
Computers — 2.4%
Apple, Inc.	859,748	111,707,058
Diversified Financial Services — 3.3%
Intercontinental Exchange, Inc.	840,671	86,244,438
Mastercard, Inc., Class A	97,700	33,973,221
Visa, Inc., Class A	140,200	29,127,952
		149,345,611
Electric — 3.2%
Ameren Corp.	760,447	67,618,947
Exelon Corp.	614,133	26,548,970
Public Service Enterprise Group, Inc.	289,300	17,725,411
Xcel Energy, Inc.	529,100	37,095,201
		148,988,529
Electronics — 3.4%
Fortive Corp.	1,380,867	88,720,705
TE Connectivity Ltd.	579,893	66,571,716
		155,292,421
Entertainment — 0.1%
Madison Square Garden Sports Corp.	21,067	3,862,213
	Number of Shares	Value†

Environmental Control — 1.3%
Waste Connections, Inc.	452,617	$ 59,998,909
Healthcare Products — 9.7%
Alcon, Inc.	704,085	48,313,585
Avantor, Inc.*	2,596,556	54,761,366
Baxter International, Inc.	455,000	23,191,350
Danaher Corp.	275,045	73,002,444
GE Healthcare, Inc.*	103,576	6,046,767
PerkinElmer, Inc.	593,945	83,282,968
Stryker Corp.	82,162	20,087,787
Teleflex, Inc.	207,279	51,743,057
Thermo Fisher Scientific, Inc.	156,695	86,290,370
		446,719,694
Healthcare Services — 2.3%
Catalent, Inc.*	284,238	12,793,553
UnitedHealth Group, Inc.	171,235	90,785,372
		103,578,925
Insurance — 0.7%
Marsh & McLennan Cos., Inc.	207,399	34,320,387
Internet — 3.9%
Alphabet, Inc., Class A*	747,800	65,978,394
Amazon.com, Inc.*	1,138,728	95,653,152
Meta Platforms, Inc., Class A*	146,759	17,660,978
		179,292,524
Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	156,600	19,787,976
Machinery — Diversified — 1.5%
Ingersoll Rand, Inc.	1,349,629	70,518,115
Miscellaneous Manufacturing — 2.9%
General Electric Co.	926,941	77,668,386
Teledyne Technologies, Inc.*	134,028	53,599,138
		131,267,524
Oil & Gas — 1.7%
ConocoPhillips	103,214	12,179,252
EOG Resources, Inc.	329,750	42,709,220
Pioneer Natural Resources Co.	92,000	21,011,880
		75,900,352
Pharmaceuticals — 2.7%
AbbVie, Inc.	212,096	34,276,835
Becton Dickinson and Co.	229,771	58,430,765
Eli Lilly & Co.	79,900	29,230,616
		121,938,216
Private Equity — 0.8%
KKR & Co., Inc.	826,710	38,375,878
Retail — 2.5%
Starbucks Corp.	239,300	23,738,560
Yum! Brands, Inc.	704,631	90,249,138
		113,987,698

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.8%
NVIDIA Corp.	190,600	$ 27,854,284
NXP Semiconductors N.V.	521,658	82,437,614
Texas Instruments, Inc.	395,977	65,423,320
		175,715,218
Software — 8.0%
Black Knight, Inc.*	393,233	24,282,138
Microsoft Corp.	1,003,921	240,760,334
MSCI, Inc.	13,512	6,285,377
Roper Technologies, Inc.	130,639	56,447,805
Salesforce, Inc.*	301,391	39,961,433
		367,737,087
TOTAL COMMON STOCKS (Cost $2,957,828,050)		2,843,193,216

PREFERRED STOCKS — 0.6%
Auto Manufacturers — 0.2%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	11,585,898
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series Dµ	12,000	283,080
Electric — 0.4%
CMS Energy Corp., 2078	256,434	5,687,706
CMS Energy Corp., 2079	313,864	7,030,554
SCE Trust IV, Series J (3 M ICE LIBOR + 3.132%)µ,•	208,169	3,767,859
		16,486,119
Gas — 0.0%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)µ,•	59,238	1,438,891
TOTAL PREFERRED STOCKS (Cost $42,328,861)		29,793,988
	Par (000)
CORPORATE BONDS — 8.7%
Advertising — 0.1%
Lamar Media Corp.
3.750%, 02/15/28	$2,569	2,299,528
3.625%, 01/15/31	435	359,627
		2,659,155
Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.
5.900%, 02/01/27	318	315,615
3.000%, 01/15/29	2,217	1,884,450
TransDigm UK Holdings PLC 6.875%, 05/15/26	490	478,492
TransDigm, Inc.
144A, 6.250%, 03/15/26@	3,593	3,543,380
6.375%, 06/15/26	595	578,038
	Par (000)	Value†

Aerospace & Defense — (continued)
5.500%, 11/15/27	$ 2,748	$ 2,578,833
		9,378,808
Airlines — 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	4,165	3,920,557
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	4,050	4,026,777
U.S. Airways Pass Through Trust,
Series 2010-1 Class A, 6.250%, 10/22/24	636	635,766
Series 2012-2 Class A, 4.625%, 12/03/26	127	115,439
Series 2013-1 Class A, 3.950%, 05/15/27	2	2,017
United Airlines Pass Through Trust, Series 2012-1, Class A 4.150%, 10/11/25	1,177	1,139,633
		9,840,189
Auto Parts & Equipment — 0.2%
Clarios Global LP, 144A 6.750%, 05/15/25@	1,714	1,716,291
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	2,304	2,251,305
144A, 8.500%, 05/15/27@	7,465	7,315,436
		11,283,032
Building Materials — 0.0%
Lennox International, Inc. 3.000%, 11/15/23	760	746,404
Commercial Services — 0.2%
Gartner, Inc.
144A, 4.500%, 07/01/28@	660	615,338
144A, 3.625%, 06/15/29@	2,880	2,530,714
144A, 3.750%, 10/01/30@	1,222	1,053,287
Korn Ferry, 144A 4.625%, 12/15/27@	1,405	1,294,019
Service Corp. International 3.375%, 08/15/30	2,557	2,104,820
		7,598,178
Computers — 0.0%
Booz Allen Hamilton, Inc.
144A, 3.875%, 09/01/28@	1,341	1,188,076
144A, 4.000%, 07/01/29@	159	139,943
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	254	214,444
		1,542,463

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 0.2%
Intercontinental Exchange, Inc.
4.000%, 09/15/27	$ 639	$ 616,993
4.350%, 06/15/29	2,160	2,093,902
5.200%, 06/15/62	4,298	4,049,485
		6,760,380
Electronics — 0.1%
Sensata Technologies BV
144A, 4.000%, 04/15/29@	3,438	2,965,275
144A, 5.875%, 09/01/30@	1,110	1,051,975
Sensata Technologies, Inc.
144A, 4.375%, 02/15/30@	876	762,562
144A, 3.750%, 02/15/31@	1,937	1,593,454
		6,373,266
Entertainment — 1.5%
Cedar Fair LP 5.250%, 07/15/29	8,662	7,778,901
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
144A, 5.500%, 05/01/25@	5,103	5,030,533
5.375%, 04/15/27	11,262	10,737,373
6.500%, 10/01/28	7,084	6,853,770
Live Nation Entertainment, Inc., 144A 4.875%, 11/01/24@	375	363,091
Six Flags Entertainment Corp.
144A, 4.875%, 07/31/24@	20,988	20,207,771
144A, 5.500%, 04/15/27@	13,244	11,958,670
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	3,366	3,391,594
Vail Resorts, Inc., 144A 6.250%, 05/15/25@	1,054	1,054,001
		67,375,704
Gas — 0.1%
NiSource, Inc. (UST Yield Curve CMT 5 Yr + 2.843%) 5.650%µ,•	2,623	2,445,947
Healthcare Products — 0.4%
Avantor Funding, Inc.
144A, 4.625%, 07/15/28@	9,334	8,481,246
144A, 3.875%, 11/01/29@	6,218	5,221,565
Hologic, Inc., 144A 3.250%, 02/15/29@	2,294	1,969,850
Teleflex, Inc.
4.625%, 11/15/27	3,795	3,616,976
144A, 4.250%, 06/01/28@	560	511,202
		19,800,839
Healthcare Services — 0.3%
Charles River Laboratories International, Inc.
144A, 4.250%, 05/01/28@	651	599,551
144A, 3.750%, 03/15/29@	2,292	2,027,045
144A, 4.000%, 03/15/31@	1,434	1,240,410
	Par (000)	Value†

Healthcare Services — (continued)
Hadrian Merger Sub, Inc., 144A 8.500%, 05/01/26@	$ 6,996	$ 6,156,480
IQVIA, Inc., 144A 5.000%, 05/15/27@	1,795	1,711,174
Surgery Center Holdings, Inc., 144A 10.000%, 04/15/27@	3,035	3,088,112
		14,822,772
Insurance — 1.4%
Acrisure LLC/Acrisure Finance, Inc., 144A 7.000%, 11/15/25@	8,275	7,603,175
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
144A, 4.250%, 10/15/27@	1,500	1,343,442
144A, 6.750%, 10/15/27@	7,552	6,788,191
144A, 5.875%, 11/01/29@	2,364	1,944,154
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	2,175	1,844,719
BroadStreet Partners, Inc., 144A 5.875%, 04/15/29@	736	626,396
HUB International Ltd.
144A, 7.000%, 05/01/26@	32,063	31,389,356
144A, 5.625%, 12/01/29@	1,835	1,602,657
Ryan Specialty Group LLC, 144A 4.375%, 02/01/30@	295	255,439
USI, Inc., 144A 6.875%, 05/01/25@	12,918	12,444,483
		65,842,012
Internet — 0.1%
Arches Buyer, Inc., 144A 4.250%, 06/01/28@	30	23,463
Spotify USA, Inc. 0.000%, 03/15/26¤	4,508	3,628,940
		3,652,403
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	5,724	5,326,182
Lodging — 0.3%
Hilton Domestic Operating Co., Inc.
144A, 5.375%, 05/01/25@	1,097	1,085,817
144A, 5.750%, 05/01/28@	788	764,360
144A, 3.750%, 05/01/29@	2,057	1,779,305
4.875%, 01/15/30	2,787	2,525,607
144A, 4.000%, 05/01/31@	2,762	2,310,772
144A, 3.625%, 02/15/32@	3,708	2,969,366
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, 04/01/27	1,438	1,368,729
		12,803,956

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 5.500%, 05/01/26@	$ 1,325	$ 1,282,497
144A, 5.125%, 05/01/27@	33,727	31,292,922
144A, 5.000%, 02/01/28@	28,336	25,608,660
Sirius XM Radio, Inc., 144A 5.000%, 08/01/27@	1,638	1,514,260
		59,698,339
Miscellaneous Manufacturing — 0.3%
General Electric Co., Series D (3 M ICE LIBOR + 3.330%) 8.099%µ,•	15,314	15,045,125
Pharmaceuticals — 0.0%
PRA Health Sciences, Inc., 144A 2.875%, 07/15/26@	654	591,905
Real Estate Investment Trusts — 0.2%
SBA Communications Corp.
3.875%, 02/15/27	3,660	3,306,402
3.125%, 02/01/29	4,753	3,952,072
SBA Tower Trust, 144A 6.599%, 01/15/28@	256	256,812
		7,515,286
Retail — 0.9%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	15,352	14,737,920
Yum! Brands, Inc.
144A, 4.750%, 01/15/30@	2,531	2,322,193
3.625%, 03/15/31	3,338	2,798,913
4.625%, 01/31/32	6,977	6,167,157
5.375%, 04/01/32	5,455	5,052,694
6.875%, 11/15/37	3,867	3,921,718
5.350%, 11/01/43	8,979	7,385,227
		42,385,822
Semiconductors — 0.1%
Entegris Escrow Corp., 144A 4.750%, 04/15/29@	1,760	1,605,010
Sensata Technologies BV
144A, 5.625%, 11/01/24@	880	874,025
144A, 5.000%, 10/01/25@	3,150	3,076,324
		5,555,359
Software — 0.3%
Black Knight InfoServ LLC, 144A 3.625%, 09/01/28@	1,062	919,161
Clarivate Science Holdings Corp.
144A, 3.875%, 07/01/28@	1,108	959,967
144A, 4.875%, 07/01/29@	795	676,028
MSCI, Inc.
144A, 4.000%, 11/15/29@	3,105	2,704,563
144A, 3.625%, 09/01/30@	4,424	3,677,450
	Par (000)	Value†

Software — (continued)
144A, 3.875%, 02/15/31@	$ 2,354	$ 1,957,175
144A, 3.625%, 11/01/31@	1,898	1,569,608
144A, 3.250%, 08/15/33@	1,733	1,338,324
Twilio, Inc. 3.625%, 03/15/29	125	101,550
		13,903,826
Telecommunications — 0.1%
Altice France Holding S.A., 144A 10.500%, 05/15/27@	5,940	4,529,250
Toys, Games & Hobbies — 0.1%
Mattel, Inc.
144A, 3.375%, 04/01/26@	751	690,473
144A, 5.875%, 12/15/27@	576	564,503
144A, 3.750%, 04/01/29@	1,599	1,404,442
		2,659,418
TOTAL CORPORATE BONDS (Cost $417,673,388)		400,136,020

LOAN AGREEMENTS‡ — 13.6%
Airlines — 0.7%
Delta Air Lines, Inc. (3 M ICE LIBOR + 3.750%) 7.993%, 10/20/27•	6,171	6,282,366
Mileage Plus Holdings LLC (3 M ICE LIBOR + 5.250%) 9.996%, 06/21/27•	23,884	24,534,811
		30,817,177
Commercial Services — 0.0%
CoreLogic, Inc. (1 M ICE LIBOR + 6.500%) 10.938%, 06/04/29•	665	465,832
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M ICE LIBOR + 3.750%) 8.480%, 10/01/26•	13,664	13,064,415
Entertainment — 0.0%
SeaWorld Parks & Entertainment, Inc. (1 M ICE LIBOR + 3.000%) 7.438%, 08/25/28•	616	604,099
Environmental Control — 0.4%
Filtration Group Corp.
(1 M ICE EURIBOR + 3.500%), 4.992%, 03/31/25•	5,523	5,700,326
(1 M ICE LIBOR + 3.000%), 7.071%, 03/31/25•	7,724	7,630,664
(1 M ICE LIBOR + 3.500%), 7.571%, 10/21/28•	6,094	5,971,835
		19,302,825

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Healthcare Products — 0.8%
Avantor Funding, Inc. (1 M ICE LIBOR + 2.250%) 6.321%, 11/08/27•	$ 3,981	$ 3,956,091
Medline Borrower, LP (1 M ICE LIBOR + 3.250%) 7.634%, 10/23/28•	35,777	33,952,013
		37,908,104
Healthcare Services — 1.1%
ADMI Corp.
0.000%, 04/30/25×,•	1,670	1,568,383
(1 M ICE LIBOR + 3.750%), 8.134%, 12/23/27•	10,481	9,518,283
(1 M ICE LIBOR + 3.375%), 7.759%, 12/23/27•	6,194	5,602,153
EyeCare Partners LLC
(3 M ICE LIBOR + 3.750%), 8.480%, 02/18/27•	1,012	806,302
(3 M ICE LIBOR + 3.750%), 8.480%, 11/15/28•	489	409,549
Heartland Dental LLC
(1 M ICE LIBOR + 3.750%), 8.134%, 04/30/25•	17,866	16,472,757
(1 M ICE LIBOR + 4.000%), 8.387%, 04/30/25•	2,156	2,000,030
Loire Finco Luxembourg Sarl (3 M ICE LIBOR + 3.500%) 7.571%, 04/21/27•	670	624,010
Loire US Holdco 1, Inc. (1 M ICE LIBOR + 3.000%) 7.384%, 04/21/27•	12,667	11,796,075
		48,797,542
Insurance — 5.4%
Acrisure LLC (1 M ICE LIBOR + 3.750%) 8.134%, 02/15/27•	2,646	2,508,379
Alliant Holdings Intermediate LLC
(1 M ICE LIBOR + 3.250%), 7.321%, 05/09/25•	16,233	16,001,945
(1 M ICE LIBOR + 3.250%), 7.321%, 05/09/25•	7,909	7,797,456
(1 M ICE LIBOR + 3.500%), 7.854%, 11/05/27•	20,400	19,911,960
HUB International Ltd.
(1 M ICE LIBOR + 3.000%), 6.983%, 04/25/25•	86,863	85,813,810
(3 M ICE LIBOR + 3.250%), 7.232%, 04/25/25•	55,872	55,300,056
(3 M SOFR + 4.000%), 8.220%, 11/10/29•	4,446	4,392,655
Hyperion Refinance Sarl (1 M ICE LIBOR + 3.250%) 7.688%, 11/12/27•	17,128	16,654,456
	Par (000)	Value†

Insurance — (continued)
Ryan Specialty Group LLC (1 M SOFR + 3.000%) 7.423%, 09/01/27•	$ 4,096	$ 4,061,608
USI, Inc.
(3 M ICE LIBOR + 3.250%), 7.980%, 12/02/26•	19,868	19,693,990
8.330%, 11/22/29•	16,479	16,302,132
		248,438,447
Leisure Time — 0.0%
Life Time, Inc. (3 M ICE LIBOR + 4.750%) 9.485%, 12/16/24•	2,177	2,162,586
Lodging — 0.0%
Hilton Worldwide Finance LLC (1 M ICE LIBOR +1.750%) 6.173%, 06/22/26•	2,089	2,081,142
Machinery — Diversified — 0.2%
TK Elevator Midco Gmbh (6 M ICE LIBOR + 3.500%) 6.871%, 07/30/27•	8,221	7,897,508
Media — 0.0%
Charter Communications Operating LLC (1 M ICE LIBOR +1.750%) 6.140%, 04/30/25•	2,267	2,251,327
Pharmaceuticals — 0.3%
PetVet Care Centers LLC
(1 M ICE LIBOR + 2.750%), 7.134%, 02/14/25•	1,247	1,160,687
(1 M ICE LIBOR + 3.250%), 7.321%, 02/14/25•	5,174	4,826,133
(1 M ICE LIBOR + 3.500%), 7.884%, 02/14/25•	7,422	6,954,558
(1 M ICE LIBOR + 6.250%), 10.634%, 02/13/26•	405	372,264
		13,313,642
Retail — 0.4%
IRB Holding Corp.
(1 M ICE LIBOR + 2.750%), 7.134%, 02/05/25•	7,253	7,179,403
(1 M SOFR + 3.000%), 7.317%, 12/15/27•	7,258	7,034,432
Woof Holdings, Inc. (3 M ICE LIBOR + 3.750%) 8.104%, 12/21/27•	1,950	1,829,990
		16,043,825
Software — 4.0%
Applied Systems, Inc.
(1 M SOFR + 4.500%), 8.660%, 09/18/26•	24,373	24,233,144

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Software — (continued)
(3 M ICE LIBOR + 5.500%), 0.000%, 09/17/27×,•	$ 4,143	$ 4,096,796
Ascend Learning LLC (1 M ICE LIBOR + 3.500%) 7.884%, 12/11/28•	17,465	16,482,039
AthenaHealth Group, Inc.
(1 M SOFR + 3.500%), 7.821%, 02/15/29•	2,855	2,570,593
(1 M SOFR + 3.500%), 7.821%, 02/15/29•	16,761	15,090,666
Azalea TopCo, Inc.
(1 M ICE LIBOR + 3.500%), 7.884%, 07/24/26•	16,250	14,848,523
(1 M ICE LIBOR + 3.750%), 8.134%, 07/24/26•	4,220	3,868,699
(1 M SOFR + 3.850%), 8.173%, 07/24/26•	2,654	2,427,937
Camelot US Acquisition I Co. (1 M ICE LIBOR + 3.000%) 7.384%, 10/30/26•	2,547	2,505,461
RealPage, Inc.
(1 M ICE LIBOR + 3.000%), 7.384%, 04/24/28•	19,350	18,363,409
(1 M ICE LIBOR + 6.500%), 10.571%, 04/23/29•	694	664,720
Sophia LP
(3 M ICE LIBOR + 3.500%), 7.174%, 10/07/27•	3,773	3,633,903
(1 M SOFR + 4.250%), 8.573%, 10/07/27•	1,661	1,611,133
Storable, Inc. (3 M SOFR + 3.500%) 7.823%, 04/17/28•	990	940,500
UKG, Inc.
(3 M ICE LIBOR + 3.250%), 6.998%, 05/04/26•	70,814	67,273,392
(3 M ICE LIBOR + 5.250%), 8.998%, 05/03/27•	3,360	3,076,080
		181,686,995
Telecommunications — 0.0%
SBA Senior Finance II LLC (1 M ICE LIBOR + 3.500%) 0.000%, 04/11/25×,•	1,100	1,094,950
TOTAL LOAN AGREEMENTS (Cost $644,845,627)		625,930,416

U.S. TREASURY OBLIGATIONS — 9.0%
U.S. Treasury Notes 2.750%, 08/15/32 (Cost $410,973,706)	451,877	412,973,580

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 6.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%)	23,396,922	$ 23,396,922
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 4.410%)	263,297,429	263,297,429
TOTAL SHORT-TERM INVESTMENTS (Cost $286,694,351)		286,694,351
TOTAL INVESTMENTS — 100.3% (Cost $4,771,723,012)		$ 4,609,203,867
Other Assets & Liabilities — (0.3)%		(12,387,959)
TOTAL NET ASSETS — 100.0%		$ 4,596,815,908
Number of Contracts
WRITTEN OPTIONS — (0.2)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(24,373,588))	25,181	$ (6,900,032)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2022, the aggregate value of Rule 144A securities was $303,717,729, which represents 6.6% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $11,585,898 which represented 0.3% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Waymo LLC, Series A-2	05/08/20	$21,086,236	$11,585,898

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2022. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
×	This loan will settle after December 31, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
EURIBOR— Euro Interbank Offered Rate.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 10,482,296	$ —	$ 10,482,296	$ —
Common Stocks
Auto Parts & Equipment	6,956,810	6,956,810	—	—
Banks	132,788,213	132,788,213	—	—
Beverages	15,731,195	15,731,195	—	—
Chemicals	44,940,428	44,940,428	—	—
Commercial Services	134,442,235	134,442,235	—	—
Computers	111,707,058	111,707,058	—	—
Diversified Financial Services	149,345,611	149,345,611	—	—
Electric	148,988,529	148,988,529	—	—
Electronics	155,292,421	155,292,421	—	—
Entertainment	3,862,213	3,862,213	—	—
Environmental Control	59,998,909	59,998,909	—	—
Healthcare Products	446,719,694	398,406,109	48,313,585	—
Healthcare Services	103,578,925	103,578,925	—	—
Insurance	34,320,387	34,320,387	—	—
Internet	179,292,524	179,292,524	—	—
Lodging	19,787,976	19,787,976	—	—
Machinery — Diversified	70,518,115	70,518,115	—	—
Miscellaneous Manufacturing	131,267,524	131,267,524	—	—
Oil & Gas	75,900,352	75,900,352	—	—
Pharmaceuticals	121,938,216	121,938,216	—	—
Private Equity	38,375,878	38,375,878	—	—
Retail	113,987,698	113,987,698	—	—
Semiconductors	175,715,218	175,715,218	—	—
Software	367,737,087	367,737,087	—	—
Total Common Stocks	2,843,193,216	2,794,879,631	48,313,585	—
Preferred Stocks
Auto Manufacturers	11,585,898	—	—	11,585,898
Diversified Financial Services	283,080	283,080	—	—
Electric	16,486,119	16,486,119	—	—
Gas	1,438,891	1,438,891	—	—
Total Preferred Stocks	29,793,988	18,208,090	—	11,585,898
Corporate Bonds	400,136,020	—	400,136,020	—
Loan Agreements	625,930,416	—	623,502,479	2,427,937

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
U.S. Treasury Obligations	$ 412,973,580	$ —	$ 412,973,580	$ —
Short-Term Investments	286,694,351	286,694,351	—	—
Total Investments	$ 4,609,203,867	$ 3,099,782,072	$ 1,495,407,960	$ 14,013,835
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Other Financial Instruments(1)
Written Options	$(6,900,032)	$(6,888,718)	$(11,314)	$—
Total Liabilities—Other Financial Instruments	$ (6,900,032)	$ (6,888,718)	$ (11,314)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open written options contracts held by the Fund at December 31, 2022 are as follows:
Open Written Options
Exchange Traded
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Alphabet, Inc.	260	$ 4,160,000	$ 160	01/20/23	$ (260)
Alphabet, Inc.	260	4,290,000	165	01/20/23	(520)
Alphabet, Inc.	260	4,420,000	170	01/20/23	(260)
Alphabet, Inc.	260	4,550,000	175	01/20/23	(260)
Alphabet, Inc.	1,168	14,016,000	120	01/19/24	(467,200)
Amazon.com, Inc.	860	15,050,000	175	01/20/23	(860)
Amazon.com, Inc.	180	3,240,000	180	01/20/23	(180)
Amazon.com, Inc.	180	3,330,000	185	01/20/23	(180)
Amazon.com, Inc.	500	9,500,000	190	01/20/23	(500)
Amazon.com, Inc.	320	6,240,000	195	01/20/23	(320)
Amazon.com, Inc.	440	8,800,000	200	01/20/23	(440)
Amazon.com, Inc.	440	9,020,000	205	01/20/23	(440)
Amazon.com, Inc.	440	9,240,000	210	01/20/23	(440)
Amazon.com, Inc.	120	2,580,000	215	01/20/23	(120)
Amazon.com, Inc.	120	2,640,000	220	01/20/23	(120)
Amazon.com, Inc.	260	5,850,000	225	01/20/23	(260)
Amazon.com, Inc.	140	3,220,000	230	01/20/23	(140)
Amazon.com, Inc.	140	3,290,000	235	01/20/23	(280)
Amazon.com, Inc.	140	3,360,000	240	01/20/23	(140)
Amazon.com, Inc.	140	3,430,000	245	01/20/23	(140)
Amazon.com, Inc.	140	3,500,000	250	01/20/23	(420)
Amazon.com, Inc.	140	3,570,000	255	01/20/23	(140)
Apple, Inc.	512	8,704,000	170	01/20/23	(1,024)
Apple, Inc.	512	8,960,000	175	01/20/23	(1,024)
Apple, Inc.	512	9,216,000	180	01/20/23	(512)
General Electric Co.	731	6,213,500	85	01/20/23	(141,083)
General Electric Co.	731	6,579,000	90	01/20/23	(35,819)
General Electric Co.	731	6,944,500	95	01/20/23	(7,310)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
General Electric Co.	974	$ 10,714,000	$ 110	01/20/23	$ (1,948)
Hilton Worldwide Holdings, Inc.	301	4,364,500	145	01/19/24	(358,190)
Hilton Worldwide Holdings, Inc.	302	4,530,000	150	01/19/24	(314,080)
Keurig Dr Pepper, Inc.	736	2,944,000	40	01/20/23	(3,680)
Keurig Dr Pepper, Inc.	736	3,091,200	42	01/20/23	(736)
Microsoft Corp.	237	7,584,000	320	01/20/23	(237)
Microsoft Corp.	435	14,137,500	325	01/20/23	(435)
Microsoft Corp.	460	15,180,000	330	01/20/23	(460)
Microsoft Corp.	699	23,766,000	340	01/20/23	(699)
Microsoft Corp.	940	32,900,000	350	01/20/23	(940)
Microsoft Corp.	240	8,520,000	355	01/20/23	(240)
Microsoft Corp.	479	17,244,000	360	01/20/23	(479)
Microsoft Corp.	164	5,986,000	365	01/20/23	(164)
Microsoft Corp.	948	28,440,000	300	01/19/24	(1,189,740)
Starbucks Corp.	553	5,391,750	98	01/20/23	(190,785)
Starbucks Corp.	553	5,530,000	100	01/20/23	(121,107)
Starbucks Corp.	553	5,806,500	105	01/20/23	(30,968)
Starbucks Corp.	367	3,670,000	100	01/19/24	(497,285)
Starbucks Corp.	367	3,853,500	105	01/19/24	(405,535)
TE Connectivity Ltd.	577	6,924,000	120	01/20/23	(54,815)
The PNC Financial Services Group, Inc.	196	3,724,000	190	01/20/23	(980)
The PNC Financial Services Group, Inc.	196	3,822,000	195	01/20/23	(29,400)
The PNC Financial Services Group, Inc.	196	3,920,000	200	01/20/23	(980)
The PNC Financial Services Group, Inc.	332	7,304,000	220	01/20/23	(664)
The PNC Financial Services Group, Inc.	332	7,636,000	230	01/20/23	(8,300)
Thermo Fisher Scientific, Inc.	96	6,144,000	640	01/20/23	(3,360)
UnitedHealth Group, Inc.	182	9,828,000	540	01/20/23	(151,060)
UnitedHealth Group, Inc.	102	5,712,000	560	01/20/23	(24,888)
UnitedHealth Group, Inc.	102	5,916,000	580	01/20/23	(7,038)
UnitedHealth Group, Inc.	208	12,064,000	580	01/19/24	(901,680)
UnitedHealth Group, Inc.	220	13,200,000	600	01/19/24	(784,520)
Yum! Brands, Inc.	209	3,030,500	145	01/20/23	(627)
Yum! Brands, Inc.	209	3,135,000	150	01/20/23	(2,090)
Yum! Brands, Inc.	899	12,586,000	140	01/19/24	(854,050)
Yum! Brands, Inc.	222	3,219,000	145	01/19/24	(166,500)
Yum! Brands, Inc.	222	3,330,000	150	01/19/24	(130,980)
Total Written Options					$(6,900,032)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.9%
Penn Series Index 500 Fund* (Cost $24,276,682)	1,244,170	$ 42,140,045

AFFILIATED FIXED INCOME FUNDS — 39.7%
Penn Series Quality Bond Fund* (Cost $29,418,104)	1,873,900	27,902,372

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $313,864)	313,864	313,864
TOTAL INVESTMENTS — 100.0% (Cost $54,008,650)		$ 70,356,281
Other Assets & Liabilities — (0.0)%		(33,209)
TOTAL NET ASSETS — 100.0%		$ 70,323,072

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$42,140,045	$42,140,045	$—	$—
Affiliated Fixed Income Funds	27,902,372	27,902,372	—	—
Short-Term Investments	313,864	313,864	—	—
Total Investments	$ 70,356,281	$ 70,356,281	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 94.0%
Advertising — 0.4%
The Trade Desk, Inc., Class A*	23,657	$ 1,060,543
Aerospace & Defense — 1.0%
Airbus S.E.	20,021	2,380,547
Auto Manufacturers — 3.2%
Ferrari N.V.	15,426	3,304,558
Rivian Automotive, Inc., Class A*	225,433	4,154,730
		7,459,288
Auto Parts & Equipment — 0.1%
Mobileye Global, Inc., Class A*	3,621	126,952
Biotechnology — 0.9%
Argenx S.E., ADR*	4,212	1,595,632
Illumina, Inc.*	2,296	464,251
		2,059,883
Commercial Services — 1.8%
Adyen N.V.*	228	316,521
Cintas Corp.	1,662	750,592
Global Payments, Inc.	8,864	880,373
TransUnion	27,088	1,537,244
Verisk Analytics, Inc.	3,683	649,755
		4,134,485
Computers — 8.0%
Apple, Inc.	144,837	18,818,672
Cosmetics & Personal Care — 0.6%
The Estee Lauder Cos., Inc., Class A	5,800	1,439,038
Diversified Financial Services — 6.4%
Ant Group Co., Ltd.(1),*,#	279,408	567,198
Mastercard, Inc., Class A	20,049	6,971,639
Visa, Inc., Class A	36,321	7,546,051
		15,084,888
Healthcare Products — 3.8%
Align Technology, Inc.*	2,869	605,072
Avantor, Inc.*	48,803	1,029,255
Danaher Corp.	3,285	871,905
Insulet Corp.*	3,211	945,286
Intuitive Surgical, Inc.*	14,123	3,747,538
Stryker Corp.	7,151	1,748,348
		8,947,404
Healthcare Services — 6.0%
HCA Healthcare, Inc.	6,965	1,671,321
Humana, Inc.	5,545	2,840,094
UnitedHealth Group, Inc.	18,340	9,723,501
		14,234,916
Internet — 18.0%
Alphabet, Inc., Class A*	114,380	10,091,747
Alphabet, Inc., Class C*	66,557	5,905,603
Amazon.com, Inc.*	167,055	14,032,620
Booking Holdings, Inc.*	991	1,997,143
Coupang, Inc., Class A*	73,361	1,079,140
	Number of Shares	Value†

Internet — (continued)
Expedia Group, Inc.*	13,307	$ 1,165,693
Match Group, Inc.*	25,100	1,041,399
Meta Platforms, Inc., Class A*	7,400	890,516
Netflix, Inc.*	10,138	2,989,494
Pinterest, Inc., Class A*	43,100	1,046,468
Sea Ltd., ADR*	18,100	941,743
Spotify Technology S.A.*	16,739	1,321,544
		42,503,110
Leisure Time — 0.2%
Peloton Interactive, Inc., Class A*	72,181	573,117
Lodging — 1.9%
Las Vegas Sands Corp.*	55,114	2,649,330
Wynn Resorts Ltd.*	22,264	1,836,112
		4,485,442
Miscellaneous Manufacturing — 1.6%
Teledyne Technologies, Inc.*	9,434	3,772,751
Pharmaceuticals — 3.5%
AstraZeneca PLC, ADR	12,103	820,584
Cigna Corp.	6,868	2,275,643
Eli Lilly & Co.	14,088	5,153,954
		8,250,181
Retail — 3.8%
Chipotle Mexican Grill, Inc.*	1,388	1,925,836
Floor & Decor Holdings, Inc., Class A*	11,695	814,323
Lululemon Athletica, Inc.*	2,083	667,351
Ross Stores, Inc.	48,867	5,671,993
		9,079,503
Semiconductors — 7.2%
Advanced Micro Devices, Inc.*	51,551	3,338,958
ASML Holding N.V.	11,333	6,192,351
Lam Research Corp.	3,600	1,513,080
NVIDIA Corp.	40,791	5,961,197
		17,005,586
Software — 24.4%
Activision Blizzard, Inc.	17,455	1,336,180
Atlassian Corp., Class A*	11,335	1,458,588
Black Knight, Inc.*	12,668	782,249
Ceridian HCM Holding, Inc.*	15,641	1,003,370
Fiserv, Inc.*	39,628	4,005,202
HashiCorp, Inc., Class A*	3,314	90,605
Intuit, Inc.	15,571	6,060,545
Magic Leap, Inc., Class A(1),*,#	1,353	25,980
Microsoft Corp.	128,128	30,727,657
Monday.com Ltd.*	2,484	303,048
MongoDB, Inc.*	2,748	540,917
Roper Technologies, Inc.	7,114	3,073,888
Salesforce, Inc.*	23,041	3,055,006
SentinelOne, Inc., Class A*	40,031	584,052
ServiceNow, Inc.*	11,067	4,296,984

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Stripe, Inc., Class B(1),*,#	8,608	$ 159,334
		57,503,605
Transportation — 1.2%
FedEx Corp.	7,957	1,378,152
Old Dominion Freight Line, Inc.	5,000	1,418,900
		2,797,052
TOTAL COMMON STOCKS (Cost $191,173,012)		221,716,963

PREFERRED STOCKS — 1.6%
Auto Manufacturers — 1.0%
Dr. Ing. h.c. F. Porsche AG*	23,042	2,325,250
Waymo LLC, Series A-2, CONV(1),*,#	3,737	176,312
		2,501,562
Electronics — 0.6%
GM Cruise, Class F, CONV(1),*,#	27,200	552,976
Sartorius AG	2,020	797,649
		1,350,625
TOTAL PREFERRED STOCKS (Cost $3,350,675)		3,852,187

SHORT-TERM INVESTMENTS — 4.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%)	926,855	926,855
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 4.410%)	9,384,083	9,384,083
TOTAL SHORT-TERM INVESTMENTS (Cost $10,310,938)		10,310,938
TOTAL INVESTMENTS — 100.0% (Cost $204,834,625)		$ 235,880,088
Other Assets & Liabilities — (0.0)%		(34,005)
TOTAL NET ASSETS — 100.0%		$ 235,846,083

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $1,481,800 which represented 0.6% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co., Ltd.	06/07/18	$1,064,929	$ 567,198
GM Cruise, Class F	05/07/19	496,400	552,976
Magic Leap, Inc., Class A	01/20/16	657,500	25,980
Stripe, Inc., Class B	12/17/19	135,060	159,334
Waymo LLC, Series A-2	05/08/20	320,886	176,312
Total		$ 2,674,775	$1,481,800
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2022††
United States	91%
Netherlands	4
Italy	1
Germany	1
France	1
Sweden	1
South Korea	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks
Advertising	$ 1,060,543	$ 1,060,543	$ —	$ —
Aerospace & Defense	2,380,547	—	2,380,547	—
Auto Manufacturers	7,459,288	7,459,288	—	—
Auto Parts & Equipment	126,952	126,952	—	—
Biotechnology	2,059,883	2,059,883	—	—
Commercial Services	4,134,485	3,817,964	316,521	—
Computers	18,818,672	18,818,672	—	—
Cosmetics & Personal Care	1,439,038	1,439,038	—	—
Diversified Financial Services	15,084,888	14,517,690	—	567,198
Healthcare Products	8,947,404	8,947,404	—	—
Healthcare Services	14,234,916	14,234,916	—	—
Internet	42,503,110	42,503,110	—	—
Leisure Time	573,117	573,117	—	—
Lodging	4,485,442	4,485,442	—	—
Miscellaneous Manufacturing	3,772,751	3,772,751	—	—
Pharmaceuticals	8,250,181	8,250,181	—	—
Retail	9,079,503	9,079,503	—	—

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Growth Stock Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Semiconductors	$ 17,005,586	$17,005,586	$ —	$ —
Software	57,503,605	57,318,291	—	185,314
Transportation	2,797,052	2,797,052	—	—
Total Common Stocks	221,716,963	218,267,383	2,697,068	752,512
Preferred Stocks
Auto Manufacturers	2,501,562	—	2,325,250	176,312
Electronics	1,350,625	—	797,649	552,976
Total Preferred Stocks	3,852,187	—	3,122,899	729,288
Short-Term Investments	10,310,938	10,310,938	—	—
Total Investments	$ 235,880,088	$ 228,578,321	$ 5,819,967	$ 1,481,800
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.8%
Apparel — 3.6%
LVMH Moet Hennessy Louis Vuitton S.E.	880	$ 640,370
NIKE, Inc., Class B	13,537	1,583,965
		2,224,335
Auto Parts & Equipment — 1.7%
Aptiv PLC*	11,386	1,060,378
Beverages — 1.4%
PepsiCo, Inc.	4,932	891,015
Chemicals — 1.2%
The Sherwin-Williams Co.	3,273	776,781
Commercial Services — 4.3%
Equifax, Inc.	4,940	960,138
Gartner, Inc.*	1,522	511,605
Moody's Corp.	2,987	832,238
Verisk Analytics, Inc.	2,073	365,719
		2,669,700
Computers — 8.8%
Accenture PLC, Class A	7,938	2,118,176
Apple, Inc.	22,964	2,983,713
Cognizant Technology Solutions Corp., Class A	6,737	385,289
		5,487,178
Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	8,386	660,733
The Estee Lauder Cos., Inc., Class A	2,867	711,331
		1,372,064
Diversified Financial Services — 7.0%
Mastercard, Inc., Class A	2,251	782,740
The Charles Schwab Corp.	12,628	1,051,408
Visa, Inc., Class A	12,229	2,540,697
		4,374,845
Electric — 1.0%
Xcel Energy, Inc.	9,170	642,909
Electronics — 7.5%
Agilent Technologies, Inc.	6,335	948,033
Amphenol Corp., Class A	20,948	1,594,981
Fortive Corp.	19,657	1,262,962
TE Connectivity Ltd.	7,550	866,740
		4,672,716
Food — 1.6%
McCormick & Co., Inc.	12,278	1,017,723
Healthcare Products — 9.3%
Abbott Laboratories	5,875	645,016
Boston Scientific Corp.*	31,035	1,435,989
Danaher Corp.	3,242	860,492
STERIS PLC	4,945	913,292
Stryker Corp.	2,746	671,370
	Number of Shares	Value†

Healthcare Products — (continued)
Thermo Fisher Scientific, Inc.	2,403	$ 1,323,308
		5,849,467
Healthcare Services — 2.0%
ICON PLC*	6,344	1,232,322
Household Products & Wares — 2.7%
Church & Dwight Co., Inc.	20,761	1,673,544
Insurance — 3.8%
Aon PLC, Class A	5,318	1,596,145
Marsh & McLennan Cos., Inc.	4,788	792,318
		2,388,463
Internet — 7.3%
Alphabet, Inc., Class A*	43,963	3,878,856
Tencent Holdings Ltd.	16,900	716,566
		4,595,422
Machinery — Diversified — 1.3%
Otis Worldwide Corp.	10,359	811,213
Pharmaceuticals — 2.4%
Becton Dickinson and Co.	4,000	1,017,200
Cigna Corp.	1,466	485,744
		1,502,944
Private Equity — 0.4%
Blackstone, Inc.	2,995	222,199
Retail — 4.5%
Ross Stores, Inc.	11,023	1,279,439
Starbucks Corp.	6,924	686,861
The TJX Cos., Inc.	10,515	836,994
		2,803,294
Semiconductors — 3.0%
Analog Devices, Inc.	4,600	754,538
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	6,076	452,601
Texas Instruments, Inc.	4,208	695,246
		1,902,385
Software — 19.4%
Adobe, Inc.*	4,037	1,358,572
Black Knight, Inc.*	15,251	941,749
Electronic Arts, Inc.	11,873	1,450,643
Fidelity National Information Services, Inc.	9,822	666,423
Fiserv, Inc.*	12,127	1,225,676
Microsoft Corp.	27,265	6,538,692
		12,181,755
Transportation — 1.4%
Canadian Pacific Railway Ltd.	11,913	888,591
TOTAL COMMON STOCKS (Cost $48,430,056)		61,241,243

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Cap Growth Fund
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 1.6%
Diversified — 1.6%
American Tower Corp. (Cost $1,092,165)	4,822	$ 1,021,589

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $242,719)	242,719	242,719
TOTAL INVESTMENTS — 99.8% (Cost $49,764,940)		$ 62,505,551
Other Assets & Liabilities — 0.2%		149,101
TOTAL NET ASSETS — 100.0%		$ 62,654,652

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2022††
United States	89%
Ireland	7
Canada	1
China	1
France	1
Taiwan	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Apparel	$ 2,224,335	$ 1,583,965	$640,370	$—
Auto Parts & Equipment	1,060,378	1,060,378	—	—
Beverages	891,015	891,015	—	—
Chemicals	776,781	776,781	—	—
Commercial Services	2,669,700	2,669,700	—	—
Computers	5,487,178	5,487,178	—	—
Cosmetics & Personal Care	1,372,064	1,372,064	—	—
Diversified Financial Services	4,374,845	4,374,845	—	—
Electric	642,909	642,909	—	—
Electronics	4,672,716	4,672,716	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Food	$ 1,017,723	$ 1,017,723	$ —	$—
Healthcare Products	5,849,467	5,849,467	—	—
Healthcare Services	1,232,322	1,232,322	—	—
Household Products & Wares	1,673,544	1,673,544	—	—
Insurance	2,388,463	2,388,463	—	—
Internet	4,595,422	3,878,856	716,566	—
Machinery — Diversified	811,213	811,213	—	—
Pharmaceuticals	1,502,944	1,502,944	—	—
Private Equity	222,199	222,199	—	—
Retail	2,803,294	2,803,294	—	—
Semiconductors	1,902,385	1,902,385	—	—
Software	12,181,755	12,181,755	—	—
Transportation	888,591	888,591	—	—
Total Common Stocks	61,241,243	59,884,307	1,356,936	—
Real Estate Investment Trusts	1,021,589	1,021,589	—	—
Short-Term Investments	242,719	242,719	—	—
Total Investments	$ 62,505,551	$ 61,148,615	$ 1,356,936	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.9%
Advertising — 5.7%
The Trade Desk, Inc., Class A*	119,039	$ 5,336,518
Biotechnology — 10.2%
Illumina, Inc.*	15,808	3,196,378
Royalty Pharma PLC, Class A	160,539	6,344,501
		9,540,879
Chemicals — 1.9%
The Sherwin-Williams Co.	7,397	1,755,530
Commercial Services — 6.6%
Adyen N.V.*	2,639	3,663,591
Block, Inc.*	40,645	2,554,132
		6,217,723
Diversified Financial Services — 1.7%
Intercontinental Exchange, Inc.	15,401	1,579,989
Healthcare Products — 1.1%
Intuitive Surgical, Inc.*	3,788	1,005,146
Internet — 32.2%
Airbnb, Inc., Class A*	10,125	865,688
Amazon.com, Inc.*	51,329	4,311,636
Chewy, Inc., Class A*	99,423	3,686,605
DoorDash, Inc., Class A*	79,657	3,888,855
MercadoLibre, Inc.*	2,975	2,517,564
Meta Platforms, Inc., Class A*	13,063	1,572,001
Okta, Inc.*	10,159	694,164
Pinterest, Inc., Class A*	42,078	1,021,654
Shopify, Inc., Class A*	143,870	4,993,728
Uber Technologies, Inc.*	263,522	6,516,899
		30,068,794
Miscellaneous Manufacturing — 2.3%
Axon Enterprise, Inc.*	13,041	2,163,893
Retail — 1.6%
Floor & Decor Holdings, Inc., Class A*	22,084	1,537,709
Semiconductors — 7.2%
ASML Holding N.V.	11,447	6,254,641
NVIDIA Corp.	2,987	436,520
		6,691,161
Software — 27.4%
Cloudflare, Inc., Class A*	112,113	5,068,629
Datadog, Inc., Class A*	56,891	4,181,488
ROBLOX Corp., Class A*	135,210	3,848,077
Snowflake, Inc., Class A*	46,202	6,631,835
Veeva Systems, Inc., Class A*	9,155	1,477,434
Zoom Video Communications, Inc., Class A*	5,941	402,443
ZoomInfo Technologies, Inc.*	134,145	4,039,106
		25,649,012
TOTAL COMMON STOCKS (Cost $133,950,640)		91,546,354

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $2,015,890)	2,015,890	$ 2,015,890
TOTAL INVESTMENTS — 100.1% (Cost $135,966,530)		$ 93,562,244
Other Assets & Liabilities — (0.1)%		(97,058)
TOTAL NET ASSETS — 100.0%		$ 93,465,186

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
Country Weightings as of 12/31/2022††
United States	81%
Netherlands	11
Canada	5
Uruguay	3
Total	100%
††	% of total investments as of December 31, 2022.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Core Growth Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 5,336,518	$ 5,336,518	$ —	$—
Biotechnology	9,540,879	9,540,879	—	—
Chemicals	1,755,530	1,755,530	—	—
Commercial Services	6,217,723	2,554,132	3,663,591	—
Diversified Financial Services	1,579,989	1,579,989	—	—
Healthcare Products	1,005,146	1,005,146	—	—
Internet	30,068,794	30,068,794	—	—
Miscellaneous Manufacturing	2,163,893	2,163,893	—	—
Retail	1,537,709	1,537,709	—	—
Semiconductors	6,691,161	6,691,161	—	—
Software	25,649,012	25,649,012	—	—
Total Common Stocks	91,546,354	87,882,763	3,663,591	—
Short-Term Investments	2,015,890	2,015,890	—	—
Total Investments	$ 93,562,244	$ 89,898,653	$ 3,663,591	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.5%
Aerospace & Defense — 2.1%
Curtiss-Wright Corp.	6,724	$ 1,122,841
Raytheon Technologies Corp.	23,063	2,327,518
		3,450,359
Agriculture — 4.3%
Philip Morris International, Inc.	70,875	7,173,259
Airlines — 1.9%
Alaska Air Group, Inc.*	33,910	1,456,096
Southwest Airlines Co.*	52,230	1,758,584
		3,214,680
Auto Manufacturers — 1.6%
PACCAR, Inc.	26,100	2,583,117
Auto Parts & Equipment — 0.9%
BorgWarner, Inc.	36,635	1,474,559
Banks — 9.9%
Bank OZK	40,270	1,613,216
JPMorgan Chase & Co.	43,971	5,896,511
Northern Trust Corp.	7,146	632,350
The Goldman Sachs Group, Inc.	6,317	2,169,131
Wells Fargo & Co.	148,374	6,126,363
		16,437,571
Biotechnology — 6.7%
Amgen, Inc.	18,116	4,757,986
Gilead Sciences, Inc.	36,550	3,137,817
Regeneron Pharmaceuticals, Inc.*	4,375	3,156,519
		11,052,322
Building Materials — 0.8%
Builders FirstSource, Inc.*	21,405	1,388,756
Chemicals — 0.8%
The Mosaic Co.	29,324	1,286,444
Commercial Services — 3.8%
FleetCor Technologies, Inc.*	10,672	1,960,233
PayPal Holdings, Inc.*	40,180	2,861,620
Robert Half International, Inc.	20,059	1,480,956
		6,302,809
Computers — 2.3%
Accenture PLC, Class A	5,430	1,448,941
Cognizant Technology Solutions Corp., Class A	14,537	831,371
Maximus, Inc.	21,960	1,610,327
		3,890,639
Distribution & Wholesale — 1.4%
LKQ Corp.	44,180	2,359,654
Diversified Financial Services — 4.8%
Houlihan Lokey, Inc.	14,500	1,263,820
Mastercard, Inc., Class A	15,590	5,421,111
Nasdaq, Inc.	21,140	1,296,939
		7,981,870
	Number of Shares	Value†

Electric — 0.6%
IDACORP, Inc.	9,279	$ 1,000,740
Electrical Components & Equipment — 2.3%
Acuity Brands, Inc.	5,322	881,376
Emerson Electric Co.	23,817	2,287,861
Littelfuse, Inc.	2,880	634,176
		3,803,413
Electronics — 1.4%
Keysight Technologies, Inc.*	13,146	2,248,886
Engineering & Construction — 0.7%
EMCOR Group, Inc.	7,580	1,122,674
Food — 0.8%
The Kroger Co.	31,590	1,408,282
Healthcare Products — 1.3%
PerkinElmer, Inc.	14,856	2,083,108
Healthcare Services — 5.7%
Elevance Health, Inc.	13,556	6,953,821
Quest Diagnostics, Inc.	16,311	2,551,693
		9,505,514
Home Builders — 0.7%
D.R. Horton, Inc.	12,730	1,134,752
Insurance — 5.5%
Axis Capital Holdings Ltd.	23,510	1,273,537
Berkshire Hathaway, Inc., Class B*	20,693	6,392,067
MetLife, Inc.	18,810	1,361,280
		9,026,884
Internet — 2.2%
Alphabet, Inc., Class C*	22,880	2,030,142
Booking Holdings, Inc.*	810	1,632,377
		3,662,519
Lodging — 0.8%
Choice Hotels International, Inc.	11,493	1,294,572
Machinery — Diversified — 1.0%
The Middleby Corp.*	4,651	622,769
Westinghouse Air Brake Technologies Corp.	10,274	1,025,448
		1,648,217
Media — 2.0%
Comcast Corp., Class A	93,392	3,265,918
Mining — 0.5%
BHP Group Ltd., ADR	12,109	751,363
Miscellaneous Manufacturing — 1.5%
Textron, Inc.	34,070	2,412,156
Office & Business Equipment — 0.4%
Zebra Technologies Corp., Class A*	2,760	707,692

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 5.1%
Chevron Corp.	6,657	$ 1,194,865
ConocoPhillips	8,600	1,014,800
EOG Resources, Inc.	17,322	2,243,545
Helmerich & Payne, Inc.	28,203	1,398,023
Phillips 66	25,252	2,628,228
		8,479,461
Pharmaceuticals — 6.1%
Cigna Corp.	11,783	3,904,179
Pfizer, Inc.	24,933	1,277,567
Roche Holding AG, ADR	126,220	4,941,513
		10,123,259
Real Estate — 0.9%
CBRE Group, Inc., Class A*	19,566	1,505,799
Retail — 5.8%
AutoZone, Inc.*	527	1,299,677
Lowe's Cos., Inc.	13,029	2,595,898
MSC Industrial Direct Co., Inc., Class A	11,948	976,152
Target Corp.	22,051	3,286,481
Ulta Beauty, Inc.*	2,937	1,377,658
		9,535,866
Semiconductors — 3.6%
IPG Photonics Corp.*	16,714	1,582,314
MKS Instruments, Inc.	17,176	1,455,323
NXP Semiconductors N.V.	8,750	1,382,763
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,570	1,457,769
		5,878,169
Telecommunications — 1.6%
Cisco Systems, Inc.	56,259	2,680,179
Transportation — 1.7%
Expeditors International of Washington, Inc.	5,948	618,116
Knight-Swift Transportation Holdings, Inc.	41,801	2,190,791
		2,808,907
TOTAL COMMON STOCKS (Cost $139,978,888)		154,684,369

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Diversified — 2.4%
Weyerhaeuser Co. (Cost $4,617,920)	131,090	4,063,790

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 4.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $6,898,059)	6,898,059	$ 6,898,059
TOTAL INVESTMENTS — 100.1% (Cost $151,494,867)		$ 165,646,218
Other Assets & Liabilities — (0.1)%		(165,466)
TOTAL NET ASSETS — 100.0%		$ 165,480,752

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
Country Weightings as of 12/31/2022††
United States	93%
Switzerland	3
Taiwan	1
Ireland	1
Netherlands	1
Bermuda	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$154,684,369	$154,684,369	$—	$—
Real Estate Investment Trusts	4,063,790	4,063,790	—	—
Short-Term Investments	6,898,059	6,898,059	—	—
Total Investments	$ 165,646,218	$ 165,646,218	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 1.4%
Hexcel Corp.	38,579	$ 2,270,374
Auto Manufacturers — 1.6%
PACCAR, Inc.	25,976	2,570,845
Banks — 8.4%
Citizens Financial Group, Inc.	86,436	3,402,985
M&T Bank Corp.	17,752	2,575,105
The Goldman Sachs Group, Inc.	6,763	2,322,279
Wells Fargo & Co.	125,858	5,196,677
		13,497,046
Beverages — 2.4%
Constellation Brands, Inc., Class A	16,931	3,923,759
Biotechnology — 0.5%
Royalty Pharma PLC, Class A	21,835	862,919
Building Materials — 2.1%
Johnson Controls International PLC	52,185	3,339,840
Chemicals — 4.2%
FMC Corp.	16,194	2,021,011
Linde PLC	9,181	2,994,659
The Sherwin-Williams Co.	7,067	1,677,211
		6,692,881
Diversified Financial Services — 4.3%
Stifel Financial Corp.	35,521	2,073,361
The Charles Schwab Corp.	58,959	4,908,926
		6,982,287
Electric — 5.6%
CMS Energy Corp.	17,894	1,133,227
Edison International	19,973	1,270,682
NextEra Energy, Inc.	57,231	4,784,512
Sempra Energy	11,821	1,826,817
		9,015,238
Food — 3.4%
Performance Food Group Co.*	30,622	1,788,018
The Hershey Co.	16,256	3,764,402
		5,552,420
Healthcare Products — 7.9%
Boston Scientific Corp.*	50,038	2,315,258
Teleflex, Inc.	5,412	1,350,998
Thermo Fisher Scientific, Inc.	4,687	2,581,084
Waters Corp.*	9,532	3,265,473
Zimmer Biomet Holdings, Inc.	24,779	3,159,322
		12,672,135
Healthcare Services — 1.0%
Humana, Inc.	3,236	1,657,447
Insurance — 4.4%
American International Group, Inc.	73,542	4,650,796
Arch Capital Group Ltd.*	23,587	1,480,792
	Number of Shares	Value†

Insurance — (continued)
Reinsurance Group of America, Inc.	7,077	$ 1,005,571
		7,137,159
Internet — 2.4%
Alphabet, Inc., Class A*	43,857	3,869,503
Machinery — Diversified — 2.2%
Westinghouse Air Brake Technologies Corp.	36,259	3,619,011
Media — 2.4%
The Walt Disney Co.*	44,540	3,869,635
Miscellaneous Manufacturing — 1.6%
Eaton Corp. PLC	16,304	2,558,913
Oil & Gas — 6.8%
Chevron Corp.	26,665	4,786,101
ConocoPhillips	30,628	3,614,104
EOG Resources, Inc.	19,107	2,474,738
		10,874,943
Oil & Gas Services — 1.8%
Halliburton Co.	73,505	2,892,422
Packaging and Containers — 0.6%
Packaging Corp. of America	7,269	929,778
Pharmaceuticals — 8.0%
AbbVie, Inc.	5,547	896,451
Bristol-Myers Squibb Co.	51,056	3,673,479
Neurocrine Biosciences, Inc.*	18,495	2,209,043
Novo Nordisk A/S, ADR	23,468	3,176,159
Sanofi, ADR	59,449	2,879,115
		12,834,247
Retail — 4.8%
BJ's Wholesale Club Holdings, Inc.*	27,266	1,803,919
Dollar Tree, Inc.*	17,327	2,450,731
Lithia Motors, Inc.	6,861	1,404,721
Papa John's International, Inc.	25,437	2,093,719
		7,753,090
Semiconductors — 3.2%
Micron Technology, Inc.	56,253	2,811,525
Texas Instruments, Inc.	13,726	2,267,810
		5,079,335
Shipbuilding — 2.5%
Huntington Ingalls Industries, Inc.	17,710	4,085,343
Software — 2.8%
Fiserv, Inc.*	20,838	2,106,097
VMware, Inc., Class A*	19,866	2,438,750
		4,544,847
Telecommunications — 4.7%
Cisco Systems, Inc.	55,784	2,657,550
T-Mobile US, Inc.*	10,872	1,522,080

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Verizon Communications, Inc.	86,250	$ 3,398,250
		7,577,880
Toys, Games & Hobbies — 2.1%
Hasbro, Inc.	54,808	3,343,836
TOTAL COMMON STOCKS (Cost $138,319,597)		150,007,133

REAL ESTATE INVESTMENT TRUSTS — 5.9%
Apartments — 3.1%
Invitation Homes, Inc.	68,679	2,035,646
Mid-America Apartment Communities, Inc.	18,462	2,898,349
		4,933,995
Healthcare — 0.8%
Healthpeak Properties, Inc.	52,407	1,313,843
Industrial — 2.0%
EastGroup Properties, Inc.	13,174	1,950,543
First Industrial Realty Trust, Inc.	26,231	1,265,908
		3,216,451
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,303,745)		9,464,289

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,422,044)	1,422,044	1,422,044
TOTAL INVESTMENTS — 99.9% (Cost $150,045,386)		$ 160,893,466
Other Assets & Liabilities — 0.1%		171,350
TOTAL NET ASSETS — 100.0%		$ 161,064,816

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
Country Weightings as of 12/31/2022††
United States	93%
Denmark	2
United Kingdom	2
France	2
Bermuda	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$150,007,133	$150,007,133	$—	$—
Real Estate Investment Trusts	9,464,289	9,464,289	—	—
Short-Term Investments	1,422,044	1,422,044	—	—
Total Investments	$ 160,893,466	$ 160,893,466	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 96.6%
Advertising — 0.1%
Omnicom Group, Inc.	3,919	$ 319,673
The Interpublic Group of Cos., Inc.	6,870	228,840
		548,513
Aerospace & Defense — 1.8%
General Dynamics Corp.	4,267	1,058,685
Howmet Aerospace, Inc.	6,957	274,175
L3Harris Technologies, Inc.	3,716	773,708
Lockheed Martin Corp.	4,507	2,192,611
Northrop Grumman Corp.	2,803	1,529,345
Raytheon Technologies Corp.	28,370	2,863,100
The Boeing Co.*	10,831	2,063,197
TransDigm Group, Inc.	1,013	637,836
		11,392,657
Agriculture — 0.9%
Altria Group, Inc.	34,698	1,586,046
Archer-Daniels-Midland Co.	10,415	967,033
Philip Morris International, Inc.	29,906	3,026,786
		5,579,865
Airlines — 0.2%
Alaska Air Group, Inc.*	2,219	95,284
American Airlines Group, Inc.*	12,540	159,509
Delta Air Lines, Inc.*	11,936	392,217
Southwest Airlines Co.*	11,743	395,387
United Airlines Holdings, Inc.*	6,296	237,359
		1,279,756
Apparel — 0.5%
NIKE, Inc., Class B	24,317	2,845,332
Ralph Lauren Corp.	856	90,454
Tapestry, Inc.	4,359	165,991
VF Corp.	6,130	169,249
		3,271,026
Auto Manufacturers — 1.5%
Cummins, Inc.	2,666	645,945
Ford Motor Co.	74,416	865,458
General Motors Co.	26,935	906,093
PACCAR, Inc.	6,611	654,291
Tesla, Inc.*	51,647	6,361,878
		9,433,665
Auto Parts & Equipment — 0.1%
Aptiv PLC*	5,131	477,850
BorgWarner, Inc.	4,082	164,301
		642,151
Banks — 4.8%
Bank of America Corp.	134,486	4,454,176
Citigroup, Inc.	37,492	1,695,763
Citizens Financial Group, Inc.	9,279	365,314
Comerica, Inc.	2,594	173,409
Fifth Third Bancorp	13,580	445,560
First Republic Bank	3,468	422,715
Huntington Bancshares, Inc.	28,630	403,683
JPMorgan Chase & Co.	56,449	7,569,811
	Number of Shares	Value†

Banks — (continued)
KeyCorp	16,921	$ 294,764
M&T Bank Corp.	3,237	469,559
Morgan Stanley	25,470	2,165,459
Northern Trust Corp.	4,149	367,145
Regions Financial Corp.	17,484	376,955
Signature Bank	1,086	125,129
State Street Corp.	6,965	540,275
SVB Financial Group*	1,063	244,639
The Bank of New York Mellon Corp.	14,031	638,691
The Goldman Sachs Group, Inc.	6,542	2,246,392
The PNC Financial Services Group, Inc.	7,737	1,221,982
Truist Financial Corp.	25,792	1,109,830
US Bancorp	25,539	1,113,756
Wells Fargo & Co.	73,511	3,035,269
Zions Bancorp NA	2,571	126,390
		29,606,666
Beverages — 1.9%
Brown-Forman Corp., Class B	3,351	220,094
Constellation Brands, Inc., Class A	3,172	735,111
Keurig Dr Pepper, Inc.	16,668	594,381
Molson Coors Beverage Co., Class B	3,601	185,523
Monster Beverage Corp.*	7,265	737,615
PepsiCo, Inc.	26,538	4,794,355
The Coca-Cola Co.	74,973	4,769,033
		12,036,112
Biotechnology — 1.8%
Amgen, Inc.	10,298	2,704,667
Biogen, Inc.*	2,811	778,422
Bio-Rad Laboratories, Inc., Class A*	377	158,525
Corteva, Inc.	13,584	798,467
Gilead Sciences, Inc.	24,241	2,081,090
Illumina, Inc.*	2,985	603,567
Incyte Corp.*	3,319	266,582
Moderna, Inc.*	6,408	1,151,005
Regeneron Pharmaceuticals, Inc.*	2,074	1,496,370
Vertex Pharmaceuticals, Inc.*	4,972	1,435,814
		11,474,509
Building Materials — 0.4%
Carrier Global Corp.	16,361	674,891
Johnson Controls International PLC	13,425	859,200
Martin Marietta Materials, Inc.	1,228	415,027
Masco Corp.	4,204	196,201
Mohawk Industries, Inc.*	967	98,847
Vulcan Materials Co.	2,623	459,313
		2,703,479
Chemicals — 1.7%
Air Products and Chemicals, Inc.	4,301	1,325,826
Albemarle Corp.	2,225	482,514
Celanese Corp.	1,885	192,722
CF Industries Holdings, Inc.	3,603	306,976
Dow, Inc.	13,247	667,516
DuPont de Nemours, Inc.	9,260	635,514

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Eastman Chemical Co.	2,246	$ 182,914
Ecolab, Inc.	4,696	683,550
FMC Corp.	2,389	298,147
International Flavors & Fragrances, Inc.	4,887	512,353
Linde PLC	9,536	3,110,453
LyondellBasell Industries N.V., Class A	5,035	418,056
PPG Industries, Inc.	4,365	548,855
The Mosaic Co.	6,194	271,731
The Sherwin-Williams Co.	4,461	1,058,729
		10,695,856
Commercial Services — 1.8%
Automatic Data Processing, Inc.	8,020	1,915,657
Cintas Corp.	1,686	761,431
CoStar Group, Inc.*	7,974	616,231
Equifax, Inc.	2,265	440,225
FleetCor Technologies, Inc.*	1,404	257,887
Gartner, Inc.*	1,511	507,908
Global Payments, Inc.	5,139	510,405
MarketAxess Holdings, Inc.	768	214,188
Moody's Corp.	3,071	855,642
PayPal Holdings, Inc.*	22,082	1,572,680
Quanta Services, Inc.	2,689	383,182
Robert Half International, Inc.	1,870	138,062
Rollins, Inc.	4,442	162,311
S&P Global, Inc.	6,434	2,155,004
United Rentals, Inc.*	1,339	475,907
Verisk Analytics, Inc.	2,916	514,441
		11,481,161
Computers — 7.5%
Accenture PLC, Class A	12,150	3,242,106
Apple, Inc.	287,383	37,339,673
Cognizant Technology Solutions Corp., Class A	10,096	577,390
DXC Technology Co.*	4,316	114,374
EPAM Systems, Inc.*	1,066	349,371
Fortinet, Inc.*	12,230	597,925
Hewlett Packard Enterprise Co.	24,386	389,200
HP, Inc.	16,694	448,568
International Business Machines Corp.	17,458	2,459,658
Leidos Holdings, Inc.	2,680	281,909
NetApp, Inc.	4,201	252,312
Seagate Technology Holdings PLC	3,505	184,398
Western Digital Corp.*	6,025	190,089
		46,426,973
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	16,207	1,276,950
The Estee Lauder Cos., Inc., Class A	4,495	1,115,254
The Procter & Gamble Co.	45,610	6,912,652
		9,304,856
Distribution & Wholesale — 0.3%
Copart, Inc.*	8,115	494,122
Fastenal Co.	10,981	519,621
	Number of Shares	Value†

Distribution & Wholesale — (continued)
LKQ Corp.	5,109	$ 272,872
Pool Corp.	699	211,329
W.W. Grainger, Inc.	862	479,487
		1,977,431
Diversified Financial Services — 4.0%
American Express Co.	11,568	1,709,172
Ameriprise Financial, Inc.	2,038	634,572
BlackRock, Inc.	2,904	2,057,862
Capital One Financial Corp.	7,144	664,106
Cboe Global Markets, Inc.	2,016	252,948
CME Group, Inc.	6,984	1,174,429
Discover Financial Services	5,207	509,401
Franklin Resources, Inc.	5,830	153,795
Intercontinental Exchange, Inc.	10,854	1,113,512
Invesco Ltd.	9,169	164,950
Mastercard, Inc., Class A	16,345	5,683,647
Nasdaq, Inc.	6,390	392,027
Raymond James Financial, Inc.	3,539	378,142
Synchrony Financial	9,056	297,580
T. Rowe Price Group, Inc.	4,148	452,381
The Charles Schwab Corp.	29,467	2,453,422
Visa, Inc., Class A	31,472	6,538,623
		24,630,569
Electric — 3.0%
Alliant Energy Corp.	4,883	269,591
Ameren Corp.	5,109	454,292
American Electric Power Co., Inc.	9,697	920,730
CenterPoint Energy, Inc.	11,813	354,272
CMS Energy Corp.	5,269	333,686
Consolidated Edison, Inc.	6,693	637,910
Constellation Energy Corp.	6,110	526,743
Dominion Energy, Inc.	16,222	994,733
DTE Energy Co.	3,827	449,787
Duke Energy Corp.	14,917	1,536,302
Edison International	7,248	461,118
Entergy Corp.	3,912	440,100
Evergy, Inc.	4,464	280,920
Eversource Energy	6,556	549,655
Exelon Corp.	18,654	806,412
FirstEnergy Corp.	10,734	450,184
NextEra Energy, Inc.	38,324	3,203,886
NRG Energy, Inc.	4,337	138,003
PG&E Corp.*	29,808	484,678
Pinnacle West Capital Corp.	2,230	169,569
PPL Corp.	14,059	410,804
Public Service Enterprise Group, Inc.	9,794	600,078
Sempra Energy	5,930	916,422
The AES Corp.	12,568	361,456
The Southern Co.	21,094	1,506,323
WEC Energy Group, Inc.	5,999	562,466
Xcel Energy, Inc.	10,691	749,546
		18,569,666

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	4,346	$ 607,223
Emerson Electric Co.	11,492	1,103,922
Generac Holdings, Inc.*	1,206	121,396
		1,832,541
Electronics — 1.2%
Agilent Technologies, Inc.	5,657	846,570
Allegion PLC	1,701	179,047
Amphenol Corp., Class A	11,247	856,347
Fortive Corp.	6,692	429,961
Garmin Ltd.	2,774	256,013
Honeywell International, Inc.	12,977	2,780,971
Keysight Technologies, Inc.*	3,506	599,771
Mettler-Toledo International, Inc.*	416	601,307
TE Connectivity Ltd.	6,040	693,392
Trimble, Inc.*	4,721	238,694
		7,482,073
Energy-Alternate Sources — 0.2%
Enphase Energy, Inc.*	2,651	702,409
First Solar, Inc.*	1,862	278,909
SolarEdge Technologies, Inc.*	1,016	287,802
		1,269,120
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	2,355	282,765
Entertainment — 0.1%
Caesars Entertainment, Inc.*	4,132	171,891
Live Nation Entertainment, Inc.*	2,764	192,762
		364,653
Environmental Control — 0.3%
Pentair PLC	2,923	131,476
Republic Services, Inc.	4,040	521,120
Waste Management, Inc.	7,097	1,113,377
		1,765,973
Food — 1.2%
Campbell Soup Co.	3,878	220,076
Conagra Brands, Inc.	9,013	348,803
General Mills, Inc.	11,242	942,642
Hormel Foods Corp.	5,169	235,448
Kellogg Co.	4,911	349,860
Lamb Weston Holdings, Inc.	2,600	232,336
McCormick & Co., Inc.	4,963	411,383
Mondelez International, Inc., Class A	26,425	1,761,226
Sysco Corp.	9,896	756,549
The Hershey Co.	2,787	645,386
The J.M. Smucker Co.	2,048	324,526
The Kraft Heinz Co.	15,108	615,047
The Kroger Co.	12,069	538,036
Tyson Foods, Inc., Class A	5,381	334,967
		7,716,285
Forest Products & Paper — 0.0%
International Paper Co.	6,646	230,151
	Number of Shares	Value†

Gas — 0.1%
Atmos Energy Corp.	2,548	$ 285,554
NiSource, Inc.	7,816	214,315
		499,869
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,024	233,974
Stanley Black & Decker, Inc.	2,788	209,434
		443,408
Healthcare Products — 3.9%
Abbott Laboratories	33,613	3,690,371
Align Technology, Inc.*	1,334	281,341
Baxter International, Inc.	9,586	488,598
Bio-Techne Corp.	3,092	256,265
Boston Scientific Corp.*	27,788	1,285,751
Danaher Corp.	12,634	3,353,316
DENTSPLY SIRONA, Inc.	3,666	116,726
Edwards Lifesciences Corp.*	11,613	866,446
Hologic, Inc.*	4,731	353,926
IDEXX Laboratories, Inc.*	1,621	661,303
Intuitive Surgical, Inc.*	6,836	1,813,933
Medtronic PLC	25,697	1,997,171
PerkinElmer, Inc.	2,363	331,340
ResMed, Inc.	2,779	578,393
STERIS PLC	1,818	335,766
Stryker Corp.	6,522	1,594,564
Teleflex, Inc.	951	237,398
The Cooper Cos., Inc.	924	305,539
Thermo Fisher Scientific, Inc.	7,558	4,162,115
Waters Corp.*	1,108	379,579
West Pharmaceutical Services, Inc.	1,349	317,487
Zimmer Biomet Holdings, Inc.	4,130	526,575
		23,933,903
Healthcare Services — 2.8%
Catalent, Inc.*	3,353	150,918
Centene Corp.*	10,806	886,200
Charles River Laboratories International, Inc.*	978	213,106
DaVita, Inc.*	1,114	83,182
Elevance Health, Inc.	4,613	2,366,331
HCA Healthcare, Inc.	4,126	990,075
Humana, Inc.	2,457	1,258,451
IQVIA Holdings, Inc.*	3,629	743,546
Laboratory Corp. of America Holdings	1,722	405,497
Molina Healthcare, Inc.*	1,098	362,582
Quest Diagnostics, Inc.	2,227	348,392
UnitedHealth Group, Inc.	17,975	9,529,985
Universal Health Services, Inc., Class B	1,198	168,786
		17,507,051
Home Builders — 0.2%
D.R. Horton, Inc.	5,850	521,469
Lennar Corp., Class A	4,869	440,644
NVR, Inc.*	57	262,917

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
PulteGroup, Inc.	4,322	$ 196,781
		1,421,811
Home Furnishings — 0.0%
Whirlpool Corp.	1,045	147,826
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,546	279,826
Church & Dwight Co., Inc.	4,494	362,262
Kimberly-Clark Corp.	6,355	862,691
The Clorox Co.	2,309	324,022
		1,828,801
Housewares — 0.0%
Newell Brands, Inc.	6,181	80,847
Insurance — 4.2%
Aflac, Inc.	10,826	778,822
American International Group, Inc.	14,228	899,779
Aon PLC, Class A	3,971	1,191,856
Arch Capital Group Ltd.*	6,892	432,680
Arthur J. Gallagher & Co.	4,117	776,219
Assurant, Inc.	984	123,059
Berkshire Hathaway, Inc., Class B*	34,656	10,705,238
Brown & Brown, Inc.	4,441	253,004
Chubb Ltd.	8,033	1,772,080
Cincinnati Financial Corp.	3,071	314,440
Everest Re Group Ltd.	724	239,840
Globe Life, Inc.	1,660	200,113
Lincoln National Corp.	2,809	86,292
Loews Corp.	3,962	231,103
Marsh & McLennan Cos., Inc.	9,604	1,589,270
MetLife, Inc.	12,630	914,033
Principal Financial Group, Inc.	4,486	376,465
Prudential Financial, Inc.	7,026	698,806
The Allstate Corp.	5,061	686,272
The Hartford Financial Services Group, Inc.	6,070	460,288
The Progressive Corp.	11,339	1,470,782
The Travelers Cos., Inc.	4,480	839,955
W.R. Berkley Corp.	3,665	265,969
Willis Towers Watson PLC	2,034	497,476
		25,803,841
Internet — 7.3%
Alphabet, Inc., Class A*	114,892	10,136,921
Alphabet, Inc., Class C*	101,862	9,038,215
Amazon.com, Inc.*	170,658	14,335,272
Booking Holdings, Inc.*	737	1,485,261
CDW Corp.	2,669	476,630
eBay, Inc.	10,235	424,446
Etsy, Inc.*	2,470	295,857
Expedia Group, Inc.*	2,864	250,886
F5, Inc.*	1,076	154,417
Match Group, Inc.*	5,133	212,968
Meta Platforms, Inc., Class A*	43,310	5,211,925
Netflix, Inc.*	8,593	2,533,904
	Number of Shares	Value†

Internet — (continued)
NortonLifeLock, Inc.	10,997	$ 235,666
VeriSign, Inc.*	1,762	361,985
		45,154,353
Iron & Steel — 0.2%
Nucor Corp.	4,910	647,187
Steel Dynamics, Inc.	3,202	312,836
		960,023
Leisure Time — 0.1%
Carnival Corp.*	19,064	153,656
Norwegian Cruise Line Holdings Ltd.*	7,409	90,686
Royal Caribbean Cruises Ltd.*	4,445	219,716
		464,058
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	5,290	668,444
Las Vegas Sands Corp.*	6,570	315,820
Marriott International, Inc., Class A	5,105	760,083
MGM Resorts International	5,767	193,368
Wynn Resorts Ltd.*	2,019	166,507
		2,104,222
Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	10,052	2,408,057
Machinery — Diversified — 0.9%
Deere & Co.	5,306	2,275,001
Dover Corp.	2,690	364,253
IDEX Corp.	1,438	328,339
Ingersoll Rand, Inc.	7,613	397,779
Nordson Corp.	1,030	244,852
Otis Worldwide Corp.	8,162	639,166
Rockwell Automation, Inc.	2,156	555,321
Westinghouse Air Brake Technologies Corp.	3,619	361,212
Xylem, Inc.	3,399	375,827
		5,541,750
Media — 1.3%
Charter Communications, Inc., Class A*	2,040	691,764
Comcast Corp., Class A	83,242	2,910,973
DISH Network Corp., Class A*	4,152	58,294
FactSet Research Systems, Inc.	714	286,464
Fox Corp., Class A	5,368	163,026
Fox Corp., Class B	2,720	77,384
News Corp., Class A	6,937	126,253
News Corp., Class B	1,762	32,491
Paramount Global, Class B	8,758	147,835
The Walt Disney Co.*	35,163	3,054,962
Warner Bros Discovery, Inc.*	42,250	400,530
		7,949,976
Mining — 0.3%
Freeport-McMoRan, Inc.	27,789	1,055,982

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Newmont Corp.	15,056	$ 710,643
		1,766,625
Miscellaneous Manufacturing — 1.2%
3M Co.	10,722	1,285,782
A.O. Smith Corp.	2,201	125,985
Eaton Corp. PLC	7,721	1,211,811
General Electric Co.	21,151	1,772,242
Illinois Tool Works, Inc.	5,310	1,169,793
Parker-Hannifin Corp.	2,437	709,167
Teledyne Technologies, Inc.*	877	350,721
Textron, Inc.	3,865	273,642
Trane Technologies PLC	4,407	740,773
		7,639,916
Office & Business Equipment — 0.0%
Zebra Technologies Corp., Class A*	967	247,948
Oil & Gas — 4.4%
APA Corp.	6,242	291,377
Chevron Corp.	34,251	6,147,712
ConocoPhillips	24,051	2,838,018
Coterra Energy, Inc.	14,725	361,793
Devon Energy Corp.	12,306	756,942
Diamondback Energy, Inc.	3,383	462,727
EOG Resources, Inc.	11,384	1,474,456
EQT Corp.	6,850	231,735
Exxon Mobil Corp.	79,240	8,740,172
Hess Corp.	5,260	745,973
Marathon Oil Corp.	12,211	330,552
Marathon Petroleum Corp.	9,117	1,061,128
Occidental Petroleum Corp.	14,168	892,442
Phillips 66	9,101	947,232
Pioneer Natural Resources Co.	4,511	1,030,267
Valero Energy Corp.	7,350	932,421
		27,244,947
Oil & Gas Services — 0.4%
Baker Hughes Co.	19,243	568,246
Halliburton Co.	17,355	682,919
Schlumberger Ltd. N.V.	27,493	1,469,776
		2,720,941
Packaging and Containers — 0.2%
Amcor PLC	28,419	338,470
Ball Corp.	5,874	300,396
Packaging Corp. of America	1,800	230,238
Sealed Air Corp.	2,463	122,855
Westrock Co.	4,629	162,756
		1,154,715
Pharmaceuticals — 7.1%
AbbVie, Inc.	34,053	5,503,305
AmerisourceBergen Corp.	3,075	509,558
Becton Dickinson and Co.	5,529	1,406,025
Bristol-Myers Squibb Co.	41,015	2,951,029
Cardinal Health, Inc.	5,242	402,953
	Number of Shares	Value†

Pharmaceuticals — (continued)
Cigna Corp.	5,912	$ 1,958,882
CVS Health Corp.	25,372	2,364,417
Dexcom, Inc.*	7,322	829,143
Eli Lilly & Co.	15,186	5,555,646
Henry Schein, Inc.*	2,410	192,487
Johnson & Johnson	50,300	8,885,495
McKesson Corp.	2,695	1,010,948
Merck & Co., Inc.	48,825	5,417,134
Organon & Co.	4,483	125,210
Pfizer, Inc.	108,078	5,537,917
Viatris, Inc.	23,083	256,914
Zoetis, Inc.	9,038	1,324,519
		44,231,582
Pipelines — 0.4%
Kinder Morgan, Inc.	37,393	676,065
ONEOK, Inc.	8,467	556,282
Targa Resources Corp.	4,232	311,052
The Williams Cos., Inc.	22,945	754,891
		2,298,290
Real Estate — 0.1%
CBRE Group, Inc., Class A*	6,114	470,533
Retail — 5.5%
Advance Auto Parts, Inc.	1,175	172,760
AutoZone, Inc.*	360	887,825
Bath & Body Works, Inc.	4,228	178,168
Best Buy Co., Inc.	3,718	298,221
CarMax, Inc.*	3,059	186,262
Chipotle Mexican Grill, Inc.*	526	729,820
Costco Wholesale Corp.	8,530	3,893,945
Darden Restaurants, Inc.	2,439	337,387
Dollar General Corp.	4,288	1,055,920
Dollar Tree, Inc.*	4,057	573,822
Domino's Pizza, Inc.	691	239,362
Genuine Parts Co.	2,641	458,240
Lowe's Cos., Inc.	11,985	2,387,891
McDonald's Corp.	14,118	3,720,516
O'Reilly Automotive, Inc.*	1,178	994,267
Ross Stores, Inc.	6,619	768,267
Starbucks Corp.	22,179	2,200,157
Target Corp.	8,928	1,330,629
The Home Depot, Inc.	19,706	6,224,337
The TJX Cos., Inc.	22,466	1,788,294
Tractor Supply Co.	2,063	464,113
Ulta Beauty, Inc.*	1,012	474,699
Walgreens Boots Alliance, Inc.	13,591	507,760
Walmart, Inc.	27,202	3,856,972
Yum! Brands, Inc.	5,508	705,465
		34,435,099
Semiconductors — 4.9%
Advanced Micro Devices, Inc.*	31,165	2,018,557
Analog Devices, Inc.	9,792	1,606,182
Applied Materials, Inc.	16,648	1,621,182
Broadcom, Inc.	7,804	4,363,451

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Intel Corp.	79,750	$ 2,107,792
KLA Corp.	2,755	1,038,718
Lam Research Corp.	2,582	1,085,215
Microchip Technology, Inc.	10,474	735,799
Micron Technology, Inc.	20,580	1,028,588
Monolithic Power Systems, Inc.	819	289,607
NVIDIA Corp.	47,912	7,001,860
NXP Semiconductors N.V.	4,967	784,935
ON Semiconductor Corp.*	8,200	511,434
Qorvo, Inc.*	1,996	180,917
QUALCOMM, Inc.	21,644	2,379,541
Skyworks Solutions, Inc.	3,216	293,074
Teradyne, Inc.	2,800	244,580
Texas Instruments, Inc.	17,510	2,893,002
		30,184,434
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	781	180,161
Software — 9.2%
Activision Blizzard, Inc.	13,451	1,029,674
Adobe, Inc.*	8,970	3,018,674
Akamai Technologies, Inc.*	2,835	238,990
ANSYS, Inc.*	1,614	389,926
Autodesk, Inc.*	4,107	767,475
Broadridge Financial Solutions, Inc.	2,128	285,429
Cadence Design Systems, Inc.*	5,170	830,509
Ceridian HCM Holding, Inc.*	3,037	194,824
Electronic Arts, Inc.	5,142	628,250
Fidelity National Information Services, Inc.	11,233	762,159
Fiserv, Inc.*	12,033	1,216,175
Intuit, Inc.	5,447	2,120,081
Jack Henry & Associates, Inc.	1,423	249,822
Microsoft Corp.	143,267	34,358,292
MSCI, Inc.	1,531	712,175
Oracle Corp.	29,682	2,426,207
Paychex, Inc.	6,067	701,103
Paycom Software, Inc.*	935	290,140
PTC, Inc.*	2,028	243,441
Roper Technologies, Inc.	2,067	893,130
Salesforce, Inc.*	19,308	2,560,048
ServiceNow, Inc.*	3,912	1,518,912
Synopsys, Inc.*	2,976	950,207
Take-Two Interactive Software, Inc.*	2,967	308,954
Tyler Technologies, Inc.*	784	252,769
		56,947,366
Telecommunications — 2.1%
Arista Networks, Inc.*	4,670	566,704
AT&T, Inc.	137,603	2,533,271
Cisco Systems, Inc.	79,145	3,770,468
Corning, Inc.	15,007	479,324
Juniper Networks, Inc.	6,246	199,622
Lumen Technologies, Inc.	17,789	92,859
Motorola Solutions, Inc.	3,168	816,425
	Number of Shares	Value†

Telecommunications — (continued)
T-Mobile US, Inc.*	11,563	$ 1,618,820
Verizon Communications, Inc.	81,019	3,192,149
		13,269,642
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	138,493
Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	2,277	208,482
CSX Corp.	39,828	1,233,871
Expeditors International of Washington, Inc.	3,086	320,697
FedEx Corp.	4,514	781,825
J.B. Hunt Transport Services, Inc.	1,537	267,991
Norfolk Southern Corp.	4,442	1,094,598
Old Dominion Freight Line, Inc.	1,688	479,021
Union Pacific Corp.	11,871	2,458,128
United Parcel Service, Inc., Class B	14,091	2,449,579
		9,294,192
Water — 0.1%
American Water Works Co., Inc.	3,448	525,544
TOTAL COMMON STOCKS (Cost $346,644,966)		600,998,696

REAL ESTATE INVESTMENT TRUSTS — 2.6%
Apartments — 0.4%
AvalonBay Communities, Inc.	2,576	416,076
Camden Property Trust	1,955	218,725
Equity Residential	6,734	397,306
Essex Property Trust, Inc.	1,194	253,032
Invitation Homes, Inc.	10,637	315,281
Mid-America Apartment Communities, Inc.	2,296	360,449
UDR, Inc.	5,929	229,630
		2,190,499
Diversified — 1.0%
American Tower Corp.	9,003	1,907,375
Crown Castle, Inc.	8,411	1,140,868
Digital Realty Trust, Inc.	5,433	544,767
Equinix, Inc.	1,796	1,176,434
SBA Communications Corp.	2,055	576,037
VICI Properties, Inc.	18,209	589,972
Weyerhaeuser Co.	14,533	450,523
		6,385,976
Healthcare — 0.2%
Healthpeak Properties, Inc.	10,191	255,488
Ventas, Inc.	7,950	358,148
Welltower, Inc.	9,265	607,321
		1,220,957
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	13,729	220,350

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.3%
Prologis, Inc.	17,840	$ 2,011,103
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,952	430,018
Boston Properties, Inc.	2,751	185,913
Vornado Realty Trust	2,813	58,538
		674,469
Regional Malls — 0.1%
Simon Property Group, Inc.	6,241	733,193
Single Tenant — 0.1%
Realty Income Corp.	12,243	776,573
Storage & Warehousing — 0.3%
Extra Space Storage, Inc.	2,653	390,469
Iron Mountain, Inc.	5,293	263,856
Public Storage	3,079	862,705
		1,517,030
Strip Centers — 0.1%
Federal Realty Investment Trust	1,233	124,582
Kimco Realty Corp.	11,743	248,717
Regency Centers Corp.	2,676	167,250
		540,549
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,956,910)		16,270,699

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $4,177,599)	4,177,599	4,177,599
TOTAL INVESTMENTS — 99.9% (Cost $363,779,475)		$ 621,446,994
Other Assets & Liabilities — 0.1%		620,563
TOTAL NET ASSETS — 100.0%		$ 622,067,557

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$600,998,696	$600,998,696	$—	$—
Real Estate Investment Trusts	16,270,699	16,270,699	—	—
Short-Term Investments	4,177,599	4,177,599	—	—
Total Investments	$ 621,446,994	$ 621,446,994	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(162,808)	$(162,808)	$—	$—
Total Liabilities—Other Financial Instruments	$ (162,808)	$ (162,808)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Index 500 Fund
Futures contracts held by the Fund at December 31, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	03/17/23	25	50	$3,861	$4,826,250	$—	$(162,808)
							$—	$(162,808)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.3%
Advertising — 1.4%
The Trade Desk, Inc., Class A*	40,641	$ 1,821,936
Aerospace & Defense — 2.2%
HEICO Corp., Class A	24,889	2,982,947
Apparel — 2.1%
Levi Strauss & Co., Class A	98,032	1,521,456
On Holding AG, Class A*	73,837	1,267,043
		2,788,499
Auto Parts & Equipment — 2.4%
BorgWarner, Inc.	78,999	3,179,710
Banks — 2.8%
First Republic Bank	18,939	2,308,475
Pinnacle Financial Partners, Inc.	20,721	1,520,921
		3,829,396
Beverages — 1.4%
Brown-Forman Corp., Class B	27,734	1,821,569
Biotechnology — 3.4%
Genmab A/S, ADR*	58,382	2,474,229
Seagen, Inc.*	15,996	2,055,646
		4,529,875
Building Materials — 2.3%
Martin Marietta Materials, Inc.	3,407	1,151,464
Trex Co., Inc.*	46,767	1,979,647
		3,131,111
Commercial Services — 8.5%
Clarivate PLC*	111,709	931,653
CoStar Group, Inc.*	82,278	6,358,444
MarketAxess Holdings, Inc.	14,740	4,110,838
		11,400,935
Computers — 2.2%
Crowdstrike Holdings, Inc., Class A*	16,008	1,685,482
Genpact Ltd.	29,022	1,344,299
		3,029,781
Distribution & Wholesale — 4.2%
Copart, Inc.*	24,383	1,484,681
Fastenal Co.	42,686	2,019,901
Pool Corp.	7,206	2,178,590
		5,683,172
Electrical Components & Equipment — 4.6%
Generac Holdings, Inc.*	13,283	1,337,067
Littelfuse, Inc.	6,670	1,468,734
Novanta, Inc.*	12,068	1,639,679
Universal Display Corp.	16,797	1,814,748
		6,260,228
Electronics — 6.9%
Agilent Technologies, Inc.	15,623	2,337,982
Coherent Corp.*	58,383	2,049,243
Keysight Technologies, Inc.*	17,193	2,941,207
	Number of Shares	Value†

Electronics — (continued)
Trimble, Inc.*	38,245	$ 1,933,667
		9,262,099
Entertainment — 1.8%
Vail Resorts, Inc.	9,942	2,369,676
Hand & Machine Tools — 0.6%
Lincoln Electric Holdings, Inc.	5,636	814,346
Healthcare Products — 9.5%
Bio-Techne Corp.	27,284	2,261,298
Edwards Lifesciences Corp.*	23,880	1,781,687
Envista Holdings Corp.*	66,847	2,250,738
Intuitive Surgical, Inc.*	10,081	2,674,993
Repligen Corp.*	15,141	2,563,523
West Pharmaceutical Services, Inc.	5,673	1,335,141
		12,867,380
Insurance — 1.0%
Kinsale Capital Group, Inc.	5,309	1,388,410
Internet — 3.6%
Pinterest, Inc., Class A*	143,061	3,473,521
Shutterstock, Inc.	24,882	1,311,779
		4,785,300
Machinery — Diversified — 1.5%
IDEX Corp.	8,817	2,013,186
Miscellaneous Manufacturing — 1.4%
A.O. Smith Corp.	32,651	1,868,943
Office & Business Equipment — 0.7%
Zebra Technologies Corp., Class A*	3,680	943,589
Pharmaceuticals — 3.9%
Dexcom, Inc.*	46,882	5,308,918
Retail — 6.9%
Chipotle Mexican Grill, Inc.*	2,155	2,990,041
Floor & Decor Holdings, Inc., Class A*	21,032	1,464,458
Lululemon Athletica, Inc.*	6,285	2,013,588
National Vision Holdings, Inc.*	52,509	2,035,249
Petco Health & Wellness Co., Inc.*	90,838	861,144
		9,364,480
Semiconductors — 9.0%
Marvell Technology, Inc.	62,418	2,311,963
Microchip Technology, Inc.	45,404	3,189,631
Monolithic Power Systems, Inc.	10,542	3,727,756
Teradyne, Inc.	33,114	2,892,508
		12,121,858
Software — 12.1%
DocuSign, Inc.*	36,745	2,036,408
Electronic Arts, Inc.	13,239	1,617,541
EngageSmart, Inc.*	36,135	635,976
Five9, Inc.*	23,862	1,619,275
HubSpot, Inc.*	1,701	491,810

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Paycom Software, Inc.*	9,491	$ 2,945,152
Tyler Technologies, Inc.*	7,979	2,572,510
Workday, Inc.*	8,585	1,436,528
Workiva, Inc.*	20,172	1,693,843
ZoomInfo Technologies, Inc.*	43,291	1,303,492
		16,352,535
Telecommunications — 1.9%
Arista Networks, Inc.*	21,486	2,607,326
TOTAL COMMON STOCKS (Cost $119,368,603)		132,527,205

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $2,460,175)	2,460,175	2,460,175
TOTAL INVESTMENTS — 100.1% (Cost $121,828,778)		$ 134,987,380
Other Assets & Liabilities — (0.1)%		(154,949)
TOTAL NET ASSETS — 100.0%		$ 134,832,431

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$132,527,205	$132,527,205	$—	$—
Short-Term Investments	2,460,175	2,460,175	—	—
Total Investments	$ 134,987,380	$ 134,987,380	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 89.1%
Aerospace & Defense — 1.6%
L3Harris Technologies, Inc.	6,809	$ 1,417,702
Auto Parts & Equipment — 1.9%
Aptiv PLC*	8,967	835,097
Autoliv, Inc.	10,560	808,685
		1,643,782
Banks — 8.1%
Citizens Financial Group, Inc.	33,082	1,302,438
Regions Financial Corp.	54,463	1,174,222
State Street Corp.	21,487	1,666,747
SVB Financial Group*	1,980	455,677
Synovus Financial Corp.	29,489	1,107,312
Webster Financial Corp.	18,658	883,270
Zions Bancorp NA	13,003	639,228
		7,228,894
Biotechnology — 1.7%
Corteva, Inc.	26,110	1,534,746
Building Materials — 3.0%
Armstrong World Industries, Inc.	9,586	657,504
Fortune Brands Innovations, Inc.	15,144	864,874
Martin Marietta Materials, Inc.	3,157	1,066,971
Masterbrand, Inc.*	15,144	114,337
		2,703,686
Chemicals — 3.2%
Axalta Coating Systems Ltd.*	36,680	934,240
FMC Corp.	9,187	1,146,537
Westlake Corp.	6,994	717,165
		2,797,942
Commercial Services — 0.4%
Global Payments, Inc.	3,621	359,638
Computers — 0.3%
Insight Enterprises, Inc.*	2,735	274,238
Diversified Financial Services — 0.8%
Jefferies Financial Group, Inc.	20,274	694,993
Electric — 4.6%
Alliant Energy Corp.	30,205	1,667,618
DTE Energy Co.	5,298	622,674
Entergy Corp.	15,986	1,798,425
		4,088,717
Electrical Components & Equipment — 3.2%
Acuity Brands, Inc.	6,584	1,090,376
AMETEK, Inc.	12,593	1,759,494
		2,849,870
Electronics — 2.2%
Agilent Technologies, Inc.	5,411	809,756
Vontier Corp.	59,337	1,146,984
		1,956,740
	Number of Shares	Value†

Environmental Control — 1.7%
Waste Connections, Inc.	11,729	$ 1,554,796
Food — 2.3%
Kellogg Co.	12,656	901,614
Lamb Weston Holdings, Inc.	12,501	1,117,089
		2,018,703
Hand & Machine Tools — 1.5%
Lincoln Electric Holdings, Inc.	9,467	1,367,887
Healthcare Products — 2.7%
Envista Holdings Corp.*	25,810	869,022
Globus Medical, Inc., Class A*	20,225	1,502,111
		2,371,133
Healthcare Services — 4.0%
Charles River Laboratories International, Inc.*	1,825	397,667
Humana, Inc.	1,646	843,065
Laboratory Corp. of America Holdings	9,742	2,294,046
		3,534,778
Insurance — 6.6%
Globe Life, Inc.	12,430	1,498,437
Reinsurance Group of America, Inc.	6,635	942,767
RenaissanceRe Holdings Ltd.	6,834	1,259,028
The Hartford Financial Services Group, Inc.	28,751	2,180,188
		5,880,420
Machinery — Construction & Mining — 2.1%
BWX Technologies, Inc.	23,505	1,365,171
Oshkosh Corp.	5,169	455,854
		1,821,025
Media — 1.3%
Fox Corp., Class B	39,514	1,124,173
Mining — 1.2%
Freeport-McMoRan, Inc.	28,838	1,095,844
Miscellaneous Manufacturing — 1.2%
Carlisle Cos., Inc.	4,410	1,039,217
Office & Business Equipment — 0.8%
Zebra Technologies Corp., Class A*	2,932	751,794
Oil & Gas — 3.4%
Coterra Energy, Inc.	69,298	1,702,652
Pioneer Natural Resources Co.	5,843	1,334,483
		3,037,135
Oil & Gas Services — 2.2%
Baker Hughes Co.	67,255	1,986,040
Packaging and Containers — 1.9%
Graphic Packaging Holding Co.	49,573	1,102,999
Sonoco Products Co.	9,882	599,936
		1,702,935

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 3.4%
Cardinal Health, Inc.	17,514	$ 1,346,301
Henry Schein, Inc.*	20,625	1,647,319
		2,993,620
Retail — 9.8%
AutoZone, Inc.*	507	1,250,353
Bath & Body Works, Inc.	22,802	960,876
Burlington Stores, Inc.*	10,056	2,038,955
Casey's General Stores, Inc.	7,902	1,772,814
MSC Industrial Direct Co., Inc., Class A	17,623	1,439,799
O'Reilly Automotive, Inc.*	1,429	1,206,119
		8,668,916
Semiconductors — 3.1%
Lam Research Corp.	1,202	505,201
Microchip Technology, Inc.	17,242	1,211,250
Teradyne, Inc.	11,504	1,004,874
		2,721,325
Software — 5.6%
Activision Blizzard, Inc.	17,926	1,372,235
Black Knight, Inc.*	13,305	821,584
Fidelity National Information Services, Inc.	20,017	1,358,154
Take-Two Interactive Software, Inc.*	13,556	1,411,586
		4,963,559
Telecommunications — 0.8%
Nice Ltd., ADR*	3,588	689,972
Transportation — 1.4%
Canadian Pacific Railway Ltd.	10,611	791,474
Landstar System, Inc.	2,840	462,636
		1,254,110
Trucking and Leasing — 1.1%
GATX Corp.	9,012	958,336
TOTAL COMMON STOCKS (Cost $67,315,813)		79,086,666

REAL ESTATE INVESTMENT TRUSTS — 8.6%
Diversified — 2.6%
Lamar Advertising Co., Class A	14,655	1,383,432
Weyerhaeuser Co.	29,638	918,778
		2,302,210
Hotels & Resorts — 1.5%
Apple Hospitality REIT, Inc.	85,948	1,356,260
Industrial — 0.9%
STAG lndustrial, Inc.	23,023	743,873
Manufactured Homes — 2.1%
Equity LifeStyle Properties, Inc.	28,524	1,842,650
	Number of Shares	Value†

Office Property — 1.5%
Alexandria Real Estate Equities, Inc.	9,253	$ 1,347,885
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,399,014)		7,592,878

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,984,268)	1,984,268	1,984,268
TOTAL INVESTMENTS — 99.9% (Cost $76,699,095)		$ 88,663,812
Other Assets & Liabilities — 0.1%		44,485
TOTAL NET ASSETS — 100.0%		$ 88,708,297

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
NA— National Association.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$79,086,666	$79,086,666	$—	$—
Real Estate Investment Trusts	7,592,878	7,592,878	—	—
Short-Term Investments	1,984,268	1,984,268	—	—
Total Investments	$ 88,663,812	$ 88,663,812	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 86.4%
Advertising — 0.8%
Omnicom Group, Inc.	8,931	$ 728,502
Airlines — 1.7%
Southwest Airlines Co.*	43,117	1,451,749
Auto Manufacturers — 0.6%
Cummins, Inc.	2,015	488,214
Auto Parts & Equipment — 2.5%
Aptiv PLC*	4,002	372,706
BorgWarner, Inc.	33,023	1,329,176
Cie Generale des Etablissements Michelin SCA	17,638	491,347
		2,193,229
Banks — 11.3%
First Hawaiian, Inc.	51,482	1,340,591
Northern Trust Corp.	26,970	2,386,575
Prosperity Bancshares, Inc.	15,626	1,135,698
The Bank of New York Mellon Corp.	48,274	2,197,433
Truist Financial Corp.	34,197	1,471,497
US Bancorp	20,848	909,181
Westamerica BanCorp	6,451	380,674
		9,821,649
Building Materials — 1.0%
Cie de Saint-Gobain	18,439	902,051
Chemicals — 2.0%
Akzo Nobel N.V.	13,842	928,834
Axalta Coating Systems Ltd.*	31,800	809,946
		1,738,780
Computers — 1.9%
Amdocs Ltd.	10,534	957,541
HP, Inc.	26,361	708,320
		1,665,861
Diversified Financial Services — 1.9%
Ameriprise Financial, Inc.	1,081	336,591
T. Rowe Price Group, Inc.	11,709	1,276,984
		1,613,575
Electric — 6.6%
Duke Energy Corp.	9,174	944,830
Edison International	29,215	1,858,658
Evergy, Inc.	6,498	408,919
Eversource Energy	5,048	423,225
NorthWestern Corp.	23,374	1,387,013
Pinnacle West Capital Corp.	9,300	707,172
		5,729,817
Electrical Components & Equipment — 2.2%
Emerson Electric Co.	13,060	1,254,544
Legrand S.A.	8,631	692,048
		1,946,592
Electronics — 2.7%
Atkore, Inc.*	3,359	380,978
	Number of Shares	Value†

Electronics — (continued)
nVent Electric PLC	25,982	$ 999,527
TE Connectivity Ltd.	7,997	918,056
		2,298,561
Engineering & Construction — 1.1%
Vinci S.A.	9,258	922,902
Environmental Control — 0.4%
Republic Services, Inc.	2,963	382,197
Food — 4.8%
Conagra Brands, Inc.	41,184	1,593,821
Koninklijke Ahold Delhaize N.V.	56,639	1,628,444
The J.M. Smucker Co.	5,784	916,533
		4,138,798
Food Service — 0.9%
Sodexo S.A.	8,436	807,143
Forest Products & Paper — 0.1%
Mondi PLC	5,986	101,229
Gas — 2.2%
Atmos Energy Corp.	2,000	224,140
Spire, Inc.	24,865	1,712,204
		1,936,344
Healthcare Products — 5.2%
Baxter International, Inc.	8,411	428,709
DENTSPLY SIRONA, Inc.	18,520	589,677
Envista Holdings Corp.*	12,081	406,767
Hologic, Inc.*	5,916	442,576
Zimmer Biomet Holdings, Inc.	20,653	2,633,257
		4,500,986
Healthcare Services — 4.1%
HCA Healthcare, Inc.	994	238,520
Laboratory Corp. of America Holdings	4,086	962,172
Quest Diagnostics, Inc.	6,914	1,081,626
Universal Health Services, Inc., Class B	9,372	1,320,421
		3,602,739
Household Products & Wares — 1.5%
Kimberly-Clark Corp.	9,432	1,280,394
Insurance — 5.9%
Aflac, Inc.	8,146	586,023
Chubb Ltd.	1,077	237,586
Reinsurance Group of America, Inc.	6,982	992,073
The Allstate Corp.	13,687	1,855,957
The Hanover Insurance Group, Inc.	5,106	689,974
Willis Towers Watson PLC	3,284	803,201
		5,164,814
Internet — 1.1%
F5, Inc.*	6,722	964,674
Machinery — Construction & Mining — 1.9%
Oshkosh Corp.	18,309	1,614,671

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 0.8%
IMI PLC	41,981	$ 655,652
Media — 1.1%
Fox Corp., Class B	34,120	970,714
Oil & Gas — 1.9%
Devon Energy Corp.	5,021	308,842
Diamondback Energy, Inc.	4,143	566,679
EQT Corp.	12,761	431,705
Phillips 66	3,162	329,101
		1,636,327
Oil & Gas Services — 1.0%
Baker Hughes Co.	28,721	848,131
Packaging and Containers — 3.1%
Amcor PLC	68,240	812,739
Packaging Corp. of America	10,732	1,372,730
Sonoco Products Co.	7,841	476,027
		2,661,496
Pharmaceuticals — 4.5%
AmerisourceBergen Corp.	6,668	1,104,954
Becton Dickinson and Co.	1,507	383,230
Cardinal Health, Inc.	5,319	408,872
Embecta Corp.	24,052	608,275
Henry Schein, Inc.*	17,561	1,402,597
		3,907,928
Retail — 4.7%
Advance Auto Parts, Inc.	7,230	1,063,027
Beacon Roofing Supply, Inc.*	8,886	469,092
Dollar Tree, Inc.*	9,731	1,376,353
MSC Industrial Direct Co., Inc., Class A	14,585	1,191,594
		4,100,066
Savings & Loans — 0.4%
Capitol Federal Financial, Inc.	38,344	331,676
Semiconductors — 0.9%
Applied Materials, Inc.	4,003	389,812
Teradyne, Inc.	4,914	429,238
		819,050
Shipbuilding — 1.2%
Huntington Ingalls Industries, Inc.	4,657	1,074,277
Software — 0.5%
Electronic Arts, Inc.	3,669	448,278
Telecommunications — 1.2%
Corning, Inc.	10,230	326,746
Juniper Networks, Inc.	22,119	706,923
		1,033,669
Transportation — 0.7%
Heartland Express, Inc.	38,159	585,359
TOTAL COMMON STOCKS (Cost $74,477,361)		75,068,094
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Apartments — 1.1%
Essex Property Trust, Inc.	4,337	$ 919,097
Diversified — 2.3%
Equinix, Inc.	1,589	1,040,843
VICI Properties, Inc.	7,700	249,480
Weyerhaeuser Co.	7,607	235,817
WP Carey, Inc.	6,195	484,139
		2,010,279
Healthcare — 1.4%
Healthpeak Properties, Inc.	50,336	1,261,924
Single Tenant — 1.4%
Realty Income Corp.	19,066	1,209,356
Storage & Warehousing — 0.8%
Public Storage	2,624	735,219
Strip Centers — 1.3%
Regency Centers Corp.	17,409	1,088,062
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,996,844)		7,223,937

PREFERRED STOCKS — 1.0%
Household Products & Wares — 1.0%
Henkel AG & Co., KGaA (Cost $824,792)	12,678	878,747

EXCHANGE TRADED FUNDS — 1.2%
Investment Companies — 1.2%
iShares Russell Mid-Cap Value ETF (Cost $957,206)	9,699	1,021,693

MASTER LIMITED PARTNERSHIP — 1.2%
Pipelines — 1.2%
Enterprise Products Partners LP (Cost $1,056,280)	44,357	1,069,891

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,239,971)	1,239,971	1,239,971
TOTAL INVESTMENTS — 99.5% (Cost $86,552,454)		$ 86,502,333
Other Assets & Liabilities — 0.5%		447,807
TOTAL NET ASSETS — 100.0%		$ 86,950,140

†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Core Value Fund
AG— Aktiengesellschaft.
ETF— Exchange-Traded Fund.
KGaA— Kommanditgesellschaft auf Aktien.
LP— Limited Partnership.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2022††
United States	87%
France	4
United Kingdom	4
Netherlands	3
Germany	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 728,502	$ 728,502	$ —	$—
Airlines	1,451,749	1,451,749	—	—
Auto Manufacturers	488,214	488,214	—	—
Auto Parts & Equipment	2,193,229	1,701,882	491,347	—
Banks	9,821,649	9,821,649	—	—
Building Materials	902,051	—	902,051	—
Chemicals	1,738,780	809,946	928,834	—
Computers	1,665,861	1,665,861	—	—
Diversified Financial Services	1,613,575	1,613,575	—	—
Electric	5,729,817	5,729,817	—	—
Electrical Components & Equipment	1,946,592	1,254,544	692,048	—
Electronics	2,298,561	2,298,561	—	—
Engineering & Construction	922,902	—	922,902	—
Environmental Control	382,197	382,197	—	—
Food	4,138,798	2,510,354	1,628,444	—
Food Service	807,143	—	807,143	—
Forest Products & Paper	101,229	—	101,229	—
Gas	1,936,344	1,936,344	—	—
Healthcare Products	4,500,986	4,500,986	—	—
Healthcare Services	3,602,739	3,602,739	—	—
Household Products & Wares	1,280,394	1,280,394	—	—
Insurance	5,164,814	5,164,814	—	—
Internet	964,674	964,674	—	—
Machinery — Construction & Mining	1,614,671	1,614,671	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Machinery — Diversified	$ 655,652	$ —	$ 655,652	$—
Media	970,714	970,714	—	—
Oil & Gas	1,636,327	1,636,327	—	—
Oil & Gas Services	848,131	848,131	—	—
Packaging and Containers	2,661,496	2,661,496	—	—
Pharmaceuticals	3,907,928	3,907,928	—	—
Retail	4,100,066	4,100,066	—	—
Savings & Loans	331,676	331,676	—	—
Semiconductors	819,050	819,050	—	—
Shipbuilding	1,074,277	1,074,277	—	—
Software	448,278	448,278	—	—
Telecommunications	1,033,669	1,033,669	—	—
Transportation	585,359	585,359	—	—
Total Common Stocks	75,068,094	67,938,444	7,129,650	—
Real Estate Investment Trusts	7,223,937	7,223,937	—	—
Preferred Stocks	878,747	—	878,747	—
Master Limited Partnership	1,069,891	1,069,891	—	—
Exchange Traded Funds	1,021,693	1,021,693	—	—
Short-Term Investments	1,239,971	1,239,971	—	—
Total Investments	$ 86,502,333	$ 78,493,936	$ 8,008,397	$ —
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$ 5,005	$ —	$ 5,005	$—
Total Assets—Other Financial Instruments	$ 5,005	$ —	$ 5,005	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(38,749)	$—	$(38,749)	$—
Total Liabilities—Other Financial Instruments	$ (38,749)	$ —	$ (38,749)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Mid Core Value Fund
Open forward foreign currency contracts held at December 31, 2022 were as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Buy	Pound Sterling	Bank of America	03/31/23	75,172	0.82531	$91,010	$91,084	$74	$—
Sell	Pound Sterling	Bank of America	03/31/23	(618,343)	0.82531	(753,837)	(749,226)	4,611	—
Sell	Euro	JPMorgan	03/31/23	(5,826,710)	0.92832	(6,238,398)	(6,276,589)	—	(38,191)
Buy	Norwegian Krone	UBS Securities	03/31/23	494,422	9.75721	50,352	50,672	320	—
Sell	Norwegian Krone	UBS Securities	03/31/23	(494,422)	9.75721	(50,114)	(50,672)	—	(558)
	Total							$5,005	$(38,749)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 96.0%
Aerospace & Defense — 1.0%
HEICO Corp.	4,418	$ 678,782
Apparel — 4.0%
Crocs, Inc.*	9,032	979,340
Deckers Outdoor Corp.*	3,072	1,226,219
Levi Strauss & Co., Class A	25,286	392,439
On Holding AG, Class A*	13,909	238,678
		2,836,676
Biotechnology — 5.6%
Beam Therapeutics, Inc.*	10,260	401,269
Cytokinetics, Inc.*	4,428	202,891
Exelixis, Inc.*	41,581	666,959
Halozyme Therapeutics, Inc.*	26,329	1,498,120
Sarepta Therapeutics, Inc.*	4,667	604,750
Ultragenyx Pharmaceutical, Inc.*	11,686	541,412
		3,915,401
Building Materials — 1.7%
AAON, Inc.	15,814	1,191,110
Chemicals — 4.0%
Ashland, Inc.	14,362	1,544,346
RPM International, Inc.	13,045	1,271,235
		2,815,581
Commercial Services — 4.0%
Booz Allen Hamilton Holding Corp.	6,761	706,660
Paylocity Holding Corp.*	4,380	850,859
Quanta Services, Inc.	5,340	760,950
Toast, Inc., Class A*	25,899	466,959
		2,785,428
Computers — 2.9%
CyberArk Software Ltd.*	5,450	706,593
Pure Storage, Inc., Class A*	37,058	991,672
Rapid7, Inc.*	10,645	361,717
		2,059,982
Distribution & Wholesale — 2.0%
Core & Main, Inc., Class A*	47,025	908,053
SiteOne Landscape Supply, Inc.*	4,536	532,163
		1,440,216
Diversified Financial Services — 2.0%
Houlihan Lokey, Inc.	4,662	406,340
LPL Financial Holdings, Inc.	3,035	656,076
TPG, Inc.	12,171	338,719
		1,401,135
Electric — 0.7%
Ameresco, Inc., Class A*	9,205	525,974
Electrical Components & Equipment — 1.1%
Novanta, Inc.*	5,798	787,774
Electronics — 1.1%
Allegion PLC	7,248	762,924
	Number of Shares	Value†

Energy-Alternate Sources — 0.7%
Shoals Technologies Group, Inc., Class A*	20,634	$ 509,041
Engineering & Construction — 1.0%
Jacobs Solutions, Inc.	6,015	722,221
Entertainment — 1.3%
Vail Resorts, Inc.	3,799	905,492
Environmental Control — 1.7%
Tetra Tech, Inc.	8,061	1,170,377
Food — 1.1%
Hostess Brands, Inc.*	34,182	767,044
Hand & Machine Tools — 1.0%
Lincoln Electric Holdings, Inc.	5,053	730,108
Healthcare Products — 7.5%
Axonics, Inc.*	10,576	661,317
Inari Medical, Inc.*	7,294	463,607
Insulet Corp.*	1,426	419,800
iRhythm Technologies, Inc.*	5,245	491,299
Omnicell, Inc.*	5,923	298,638
QIAGEN N.V.*	21,578	1,076,095
Repligen Corp.*	4,299	727,864
Shockwave Medical, Inc.*	2,378	488,940
Stevanato Group SpA	37,602	675,708
		5,303,268
Healthcare Services — 0.7%
Molina Healthcare, Inc.*	1,501	495,660
Household Products & Wares — 1.3%
Avery Dennison Corp.	5,045	913,145
Insurance — 0.6%
Kinsale Capital Group, Inc.	1,481	387,311
Internet — 1.0%
Bumble, Inc., Class A*	11,081	233,255
Okta, Inc.*	6,503	444,350
		677,605
Leisure Time — 1.6%
Planet Fitness, Inc., Class A*	14,472	1,140,394
Lodging — 0.7%
Wyndham Hotels & Resorts, Inc.	7,241	516,356
Machinery — Diversified — 8.5%
Chart Industries, Inc.*	4,580	527,753
IDEX Corp.	5,272	1,203,756
Nordson Corp.	5,773	1,372,358
The Toro Co.	9,655	1,092,946
Watts Water Technologies, Inc., Class A	6,088	890,248
Xylem, Inc.	7,828	865,542
		5,952,603

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 2.2%
FactSet Research Systems, Inc.	2,087	$ 837,325
Liberty Media Corp.-Liberty Formula One, Class C*	12,441	743,723
		1,581,048
Metal Fabricate/Hardware — 2.3%
RBC Bearings, Inc.*	5,169	1,082,130
The Timken Co.	7,790	550,519
		1,632,649
Miscellaneous Manufacturing — 1.0%
Teledyne Technologies, Inc.*	1,751	700,242
Oil & Gas — 2.7%
Antero Resources Corp.*	13,202	409,130
Chesapeake Energy Corp.	4,291	404,942
Denbury, Inc.*	7,105	618,277
Matador Resources Co.	8,571	490,604
		1,922,953
Packaging and Containers — 0.9%
Ball Corp.	11,962	611,737
Pharmaceuticals — 3.0%
Agios Pharmaceuticals, Inc.*	17,805	499,964
Neurocrine Biosciences, Inc.*	10,591	1,264,989
Option Care Health, Inc.*	10,829	325,845
		2,090,798
Retail — 9.2%
BJ's Wholesale Club Holdings, Inc.*	18,644	1,233,487
Casey's General Stores, Inc.	3,537	793,526
Domino's Pizza, Inc.	1,572	544,541
Five Below, Inc.*	9,012	1,593,952
Floor & Decor Holdings, Inc., Class A*	7,701	536,221
Texas Roadhouse, Inc.	11,169	1,015,820
Wingstop, Inc.	5,361	737,781
		6,455,328
Semiconductors — 6.9%
Allegro MicroSystems, Inc.*	34,869	1,046,767
Entegris, Inc.	7,626	500,189
Lattice Semiconductor Corp.*	23,778	1,542,717
MACOM Technology Solutions Holdings, Inc.*	16,075	1,012,404
MKS Instruments, Inc.	8,706	737,659
		4,839,736
Software — 8.2%
Alignment Healthcare, Inc.*	45,989	540,831
Bill.com Holdings, Inc.*	3,080	335,597
DoubleVerify Holdings, Inc.*	17,628	387,111
Dynatrace, Inc.*	25,470	975,501
Elastic N.V.*	8,221	423,381
EverCommerce, Inc.*	22,251	165,547
Evolent Health, Inc., Class A*	17,072	479,382
Manhattan Associates, Inc.*	5,760	699,264
Procore Technologies, Inc.*	10,081	475,622
	Number of Shares	Value†

Software — (continued)
Qualtrics International, Inc., Class A*	35,691	$ 370,473
Samsara, Inc., Class A*	27,968	347,642
Smartsheet, Inc., Class A*	14,245	560,683
		5,761,034
Telecommunications — 0.8%
Ciena Corp.*	11,206	571,282
TOTAL COMMON STOCKS (Cost $71,313,705)		67,558,415

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Hotels & Resorts — 0.7%
Ryman Hospitality Properties, Inc. (Cost $621,402)	6,672	545,636

SHORT-TERM INVESTMENTS — 3.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $2,160,520)	2,160,520	2,160,520
TOTAL INVESTMENTS — 99.8% (Cost $74,095,627)		$ 70,264,571
Other Assets & Liabilities — 0.2%		116,627
TOTAL NET ASSETS — 100.0%		$ 70,381,198

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
SpA— Società per Azioni.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Growth Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$67,558,415	$67,558,415	$—	$—
Real Estate Investment Trusts	545,636	545,636	—	—
Short-Term Investments	2,160,520	2,160,520	—	—
Total Investments	$ 70,264,571	$ 70,264,571	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.0%
Aerospace & Defense — 1.4%
Spirit AeroSystems Holdings, Inc., Class A	25,380	$ 751,248
Airlines — 1.1%
Alaska Air Group, Inc.*	14,510	623,059
Apparel — 3.7%
Carter's, Inc.	5,860	437,214
Ralph Lauren Corp.	7,210	761,881
Tapestry, Inc.	21,760	828,621
		2,027,716
Auto Parts & Equipment — 1.7%
Dana, Inc.	26,512	401,127
The Goodyear Tire & Rubber Co.*	53,780	545,867
		946,994
Banks — 13.5%
BankUnited, Inc.	14,635	497,151
Comerica, Inc.	13,108	876,270
First Bancorp	54,440	692,477
First Citizens BancShares, Inc., Class A	1,226	929,749
First Hawaiian, Inc.	31,114	810,208
Synovus Financial Corp.	18,945	711,385
Texas Capital Bancshares, Inc.*	11,749	708,582
Webster Financial Corp.	10,742	508,526
Wintrust Financial Corp.	9,490	802,095
Zions Bancorp NA	17,561	863,299
		7,399,742
Building Materials — 1.1%
Masonite International Corp.*	7,424	598,449
Chemicals — 2.0%
Huntsman Corp.	26,640	732,067
Innospec, Inc.	3,400	349,724
		1,081,791
Commercial Services — 4.2%
ADT, Inc.	73,060	662,654
Herc Holdings, Inc.	5,930	780,210
Korn Ferry	7,040	356,365
Robert Half International, Inc.	6,959	513,783
		2,313,012
Computers — 1.8%
Genpact Ltd.	12,152	562,881
Lumentum Holdings, Inc.*	7,980	416,316
		979,197
Diversified Financial Services — 3.4%
Cboe Global Markets, Inc.	4,430	555,832
Moelis & Co., Class A	14,204	545,008
Stifel Financial Corp.	12,820	748,303
		1,849,143
Electric — 1.7%
IDACORP, Inc.	8,499	916,617
	Number of Shares	Value†

Electrical Components & Equipment — 0.9%
Belden, Inc.	6,697	$ 481,514
Electronics — 1.1%
Avnet, Inc.	14,080	585,446
Engineering & Construction — 4.9%
AECOM	8,720	740,590
Arcosa, Inc.	12,720	691,205
Dycom Industries, Inc.*	7,230	676,728
Fluor Corp.*	15,755	546,068
		2,654,591
Food — 2.4%
Nomad Foods Ltd.*	47,134	812,590
The Hain Celestial Group, Inc.*	29,608	479,058
		1,291,648
Gas — 0.8%
Southwest Gas Holdings, Inc.	6,694	414,225
Hand & Machine Tools — 1.4%
Regal Rexnord Corp.	6,504	780,350
Healthcare Products — 3.1%
Envista Holdings Corp.*	24,640	829,629
Integra LifeSciences Holdings Corp.*	15,510	869,646
		1,699,275
Healthcare Services — 3.1%
Acadia Healthcare Co., Inc.*	9,429	776,196
Pediatrix Medical Group, Inc.*	33,870	503,308
Syneos Health, Inc.*	10,940	401,279
		1,680,783
Home Builders — 3.2%
KB Home	15,970	508,645
PulteGroup, Inc.	17,870	813,621
Taylor Morrison Home Corp.*	14,475	439,316
		1,761,582
Insurance — 6.7%
American Financial Group, Inc.	4,338	595,521
Everest Re Group Ltd.	1,844	610,862
Kemper Corp.	10,800	531,360
Reinsurance Group of America, Inc.	4,467	634,716
Selective Insurance Group, Inc.	6,920	613,181
The Hanover Insurance Group, Inc.	5,034	680,244
		3,665,884
Internet — 2.1%
Criteo S.A., ADR*	22,648	590,207
NortonLifeLock, Inc.	26,470	567,252
		1,157,459
Iron & Steel — 2.1%
ATI, Inc.*	24,110	719,924
Reliance Steel & Aluminum Co.	2,181	441,522
		1,161,446

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 1.2%
Hilton Grand Vacations, Inc.*	16,754	$ 645,699
Machinery — Construction & Mining — 2.4%
Oshkosh Corp.	5,580	492,100
Vertiv Holdings Co.	60,650	828,479
		1,320,579
Metal Fabricate/Hardware — 1.1%
The Timken Co.	8,870	626,843
Mining — 1.0%
Cameco Corp.	24,810	562,443
Oil & Gas — 3.4%
Helmerich & Payne, Inc.	12,599	624,532
HF Sinclair Corp.	11,121	577,069
Magnolia Oil & Gas Corp., Class A	29,196	684,646
		1,886,247
Packaging and Containers — 1.9%
Berry Global Group, Inc.	17,000	1,027,310
Retail — 4.9%
Bath & Body Works, Inc.	12,770	538,128
Dine Brands Global, Inc.	8,417	543,738
Papa John's International, Inc.	7,104	584,730
Sally Beauty Holdings, Inc.*	40,120	502,303
Williams-Sonoma, Inc.	4,484	515,301
		2,684,200
Semiconductors — 3.4%
Kulicke & Soffa Industries, Inc.	10,421	461,233
ON Semiconductor Corp.*	4,321	269,501
Sensata Technologies Holding PLC	13,260	535,439
Synaptics, Inc.*	6,080	578,573
		1,844,746
Software — 2.4%
ACI Worldwide, Inc.*	27,830	640,090
CommVault Systems, Inc.*	10,863	682,631
		1,322,721
Transportation — 3.9%
Knight-Swift Transportation Holdings, Inc.	15,222	797,785
RXO, Inc.*	4,694	80,737
Star Bulk Carriers Corp.	26,700	513,441
XPO, Inc.*	21,480	715,069
		2,107,032
TOTAL COMMON STOCKS (Cost $51,316,911)		50,848,991

REAL ESTATE INVESTMENT TRUSTS — 6.3%
Apartments — 1.2%
Camden Property Trust	5,970	667,924
Diversified — 0.9%
Broadstone Net Lease, Inc.	29,490	478,033
	Number of Shares	Value†

Healthcare — 1.2%
Physicians Realty Trust	45,335	$ 655,997
Industrial — 1.0%
STAG lndustrial, Inc.	16,775	542,000
Office Property — 0.7%
Cousins Properties, Inc.	15,085	381,500
Storage & Warehousing — 1.3%
CubeSmart	17,854	718,623
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,871,072)		3,444,077

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $378,527)	378,527	378,527
TOTAL INVESTMENTS — 100.0% (Cost $55,566,510)		$ 54,671,595
Other Assets & Liabilities — (0.0)%		(18,727)
TOTAL NET ASSETS — 100.0%		$ 54,652,868

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
NA— National Association.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Country Weightings as of 12/31/2022††
United States	92%
United Kingdom	2
Puerto Rico	1
Bermuda	1
France	1
Canada	1
Greece	1
Singapore	1
Total	100%
††	% of total investments as of December 31, 2022.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
SMID Cap Value Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$50,848,991	$50,848,991	$—	$—
Real Estate Investment Trusts	3,444,077	3,444,077	—	—
Short-Term Investments	378,527	378,527	—	—
Total Investments	$ 54,671,595	$ 54,671,595	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 95.3%
Auto Parts & Equipment — 0.7%
QuantumScape Corp.*	16,158	$ 91,616
Visteon Corp.*	4,558	596,323
		687,939
Banks — 1.0%
Walker & Dunlop, Inc.	12,448	976,919
Biotechnology — 4.2%
Akero Therapeutics, Inc.*	4,493	246,216
Altimmune, Inc.*	6,759	111,186
Apellis Pharmaceuticals, Inc.*	9,967	515,394
Biohaven Ltd.*	33,389	463,439
Insmed, Inc.*	18,252	364,675
IVERIC bio, Inc.*	15,554	333,011
Ligand Pharmaceuticals, Inc.*	10,041	670,739
PTC Therapeutics, Inc.*	9,808	374,371
Sarepta Therapeutics, Inc.*	7,717	999,969
		4,079,000
Building Materials — 1.1%
Summit Materials, Inc., Class A*	37,722	1,070,928
Chemicals — 1.6%
Sensient Technologies Corp.	21,729	1,584,479
Commercial Services — 10.2%
Clarivate PLC*	76,754	640,128
Euronet Worldwide, Inc.*	11,462	1,081,784
HealthEquity, Inc.*	7,853	484,059
John Wiley & Sons, Inc., Class A	10,618	425,357
Mister Car Wash, Inc.*	33,306	307,414
Paylocity Holding Corp.*	5,904	1,146,911
Rentokil Initial PLC	63,691	1,962,320
Shift4 Payments, Inc., Class A*	14,962	836,825
Stride, Inc.*	37,442	1,171,186
TriNet Group, Inc.*	13,505	915,639
WEX, Inc.*	5,370	878,800
		9,850,423
Computers — 3.2%
Maximus, Inc.	13,582	995,968
NCR Corp.*	20,827	487,560
WNS Holdings Ltd., ADR*	20,377	1,629,956
		3,113,484
Distribution & Wholesale — 1.1%
Core & Main, Inc., Class A*	54,621	1,054,732
Diversified Financial Services — 3.9%
Cboe Global Markets, Inc.	10,171	1,276,155
Focus Financial Partners, Inc., Class A*	18,043	672,463
Foresight Acquisition Corp. PIPE*	72,553	133,497
LPL Financial Holdings, Inc.	7,727	1,670,346
		3,752,461
Electric — 0.6%
NRG Energy, Inc.	18,882	600,825
	Number of Shares	Value†

Electrical Components & Equipment — 1.7%
EnerSys	12,601	$ 930,458
Novanta, Inc.*	4,892	664,676
		1,595,134
Electronics — 4.8%
Brady Corp., Class A	31,174	1,468,295
Itron, Inc.*	5,386	272,801
Napco Security Technologies, Inc.*	37,649	1,034,595
National Instruments Corp.	12,687	468,150
OSI Systems, Inc.*	17,010	1,352,635
		4,596,476
Energy-Alternate Sources — 0.2%
Stem, Inc.*	18,462	165,050
Entertainment — 0.7%
Manchester United PLC, Class A	28,299	660,216
Environmental Control — 0.5%
Montrose Environmental Group, Inc.*	10,500	466,095
Food — 2.1%
Hostess Brands, Inc.*	57,830	1,297,705
Premium Brands Holdings Corp.	12,780	776,617
		2,074,322
Hand & Machine Tools — 0.9%
Regal Rexnord Corp.	7,333	879,813
Healthcare Products — 9.7%
Alphatec Holdings, Inc.*	51,175	632,011
Bio-Techne Corp.	6,984	578,834
Bruker Corp.	19,936	1,362,626
Glaukos Corp.*	14,167	618,814
Globus Medical, Inc., Class A*	19,962	1,482,578
ICU Medical, Inc.*	6,756	1,063,935
Integra LifeSciences Holdings Corp.*	26,288	1,473,968
OmniAb, Inc.*	43,150	155,340
OmniAb, Inc.(1),*	3,340	0
OmniAb, Inc.(1),*	3,339	0
Paragon 28, Inc.*	22,053	421,433
SomaLogic, Inc.*	30,686	77,022
STERIS PLC	6,226	1,149,880
Treace Medical Concepts, Inc.*	16,488	379,059
		9,395,500
Healthcare Services — 1.8%
Catalent, Inc.*	31,035	1,396,886
Chemed Corp.	668	340,967
		1,737,853
Holding Companies — 0.7%
Mirion Technologies, Inc. PIPE*	103,971	687,248
Home Builders — 0.6%
Thor Industries, Inc.	7,696	580,971
Home Furnishings — 0.6%
The Lovesac Co.*	25,509	561,453

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.4%
Helen of Troy Ltd.*	3,510	$ 389,294
Insurance — 1.2%
RLI Corp.	8,899	1,168,172
Internet — 2.0%
CarParts.com, Inc.*	89,715	561,616
Ziff Davis, Inc.*	16,948	1,340,587
		1,902,203
Machinery — Diversified — 5.2%
ATS Corp.*	40,035	1,244,515
CSW Industrials, Inc.	10,237	1,186,775
Gates Industrial Corp. PLC*	39,412	449,691
Kornit Digital Ltd.*	14,816	340,324
Nordson Corp.	4,197	997,711
Zurn Elkay Water Solutions Corp.	37,916	801,923
		5,020,939
Miscellaneous Manufacturing — 2.1%
Carlisle Cos., Inc.	4,016	946,371
ITT, Inc.	12,912	1,047,163
		1,993,534
Oil & Gas — 2.2%
Helmerich & Payne, Inc.	12,182	603,862
Magnolia Oil & Gas Corp., Class A	45,435	1,065,451
PDC Energy, Inc.	6,707	425,760
		2,095,073
Packaging and Containers — 2.5%
Crown Holdings, Inc.	29,294	2,408,260
Pharmaceuticals — 4.8%
Ascendis Pharma A/S, ADR*	5,825	711,407
BellRing Brands, Inc.*	31,395	804,968
Centessa Pharmaceuticals PLC, ADR*	17,301	53,633
Eagle Pharmaceuticals, Inc.*	11,343	331,556
Neurocrine Biosciences, Inc.*	10,794	1,289,235
Seres Therapeutics, Inc.*	47,834	267,870
Vaxcyte, Inc.*	23,471	1,125,435
		4,584,104
Retail — 2.2%
Casey's General Stores, Inc.	3,688	827,403
National Vision Holdings, Inc.*	19,972	774,115
Williams-Sonoma, Inc.	4,455	511,968
		2,113,486
Semiconductors — 3.9%
Entegris, Inc.	15,953	1,046,357
ON Semiconductor Corp.*	34,883	2,175,653
Wolfspeed, Inc.*	7,131	492,324
		3,714,334
Software — 13.0%
Aspen Technology, Inc.*	2,378	488,441
AvidXchange Holdings, Inc.*	68,249	678,395
Blackbaud, Inc.*	21,934	1,291,035
	Number of Shares	Value†

Software — (continued)
Broadridge Financial Solutions, Inc.	11,279	$ 1,512,852
Clear Secure, Inc., Class A	20,514	562,699
Consensus Cloud Solutions, Inc.*	12,654	680,279
CoreCard Corp.*	21,679	628,041
Dynatrace, Inc.*	24,262	929,234
Enfusion, Inc., Class A*	41,637	402,630
Envestnet, Inc.*	9,764	602,439
Expensify, Inc., Class A*	20,684	182,640
LivePerson, Inc.*	26,820	271,955
PagerDuty, Inc.*	30,383	806,972
SS&C Technologies Holdings, Inc.	35,565	1,851,514
The Descartes Systems Group, Inc.*	23,397	1,631,051
		12,520,177
Telecommunications — 2.3%
Nice Ltd., ADR*	11,734	2,256,448
Transportation — 1.6%
CryoPort, Inc.*	19,745	342,576
Saia, Inc.*	5,689	1,192,869
		1,535,445
TOTAL COMMON STOCKS (Cost $73,632,986)		91,872,790

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Diversified — 0.9%
Lamar Advertising Co., Class A (Cost $524,467)	9,463	893,307

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $3,653,624)	3,653,624	3,653,624
TOTAL INVESTMENTS — 100.0% (Cost $77,811,077)		$ 96,419,721
Other Assets & Liabilities — 0.0%		6,556
TOTAL NET ASSETS — 100.0%		$ 96,426,277

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
A/S— Aktieselskab.
ADR— American Depositary Receipt.
PIPE— Private Investments in Public Equity.
PLC— Public Limited Company.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Growth Fund
Country Weightings as of 12/31/2022††
United States	88%
Canada	4
United Kingdom	3
Israel	3
India	1
Denmark	1
Total	100%
††	% of total investments as of December 31, 2022.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks	$91,872,790	$91,872,790	$—	$— (1)
Real Estate Investment Trusts	893,307	893,307	—	—
Short-Term Investments	3,653,624	3,653,624	—	—
Total Investments	$ 96,419,721	$ 96,419,721	$ —	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 87.0%
Advertising — 0.2%
Entravision Communications Corp., Class A	67,654	$ 324,739
Aerospace & Defense — 1.4%
AAR Corp.*	15,877	712,877
Aerojet Rocketdyne Holdings, Inc.*	15,130	846,221
Ducommun, Inc.*	12,302	614,608
		2,173,706
Airlines — 0.3%
Spirit Airlines, Inc.*	23,914	465,845
Apparel — 1.3%
Capri Holdings Ltd.*	17,548	1,005,852
Carter's, Inc.	6,361	474,594
Deckers Outdoor Corp.*	1,339	534,475
		2,014,921
Auto Parts & Equipment — 0.8%
Adient PLC*	24,110	836,376
American Axle & Manufacturing Holdings, Inc.*	51,353	401,580
		1,237,956
Banks — 16.5%
Alerus Financial Corp.	5,398	126,043
Amalgamated Financial Corp.	8,226	189,527
Ameris Bancorp	21,647	1,020,440
Associated Banc-Corp.	48,371	1,116,886
Atlantic Union Bankshares Corp.	25,058	880,538
Banner Corp.	19,899	1,257,617
Cadence Bank	9,773	241,002
Community Bank System, Inc.	11,737	738,844
ConnectOne Bancorp, Inc.	30,011	726,566
CVB Financial Corp.	42,386	1,091,440
Eastern Bankshares, Inc.	62,211	1,073,140
FB Financial Corp.	20,081	725,727
First Financial Bankshares, Inc.	17,291	594,810
First Merchants Corp.	25,052	1,029,888
German American Bancorp, Inc.	13,821	515,523
Glacier Bancorp, Inc.	15,520	766,998
Hancock Whitney Corp.	34,141	1,652,083
Heritage Financial Corp.	21,287	652,234
Home BancShares, Inc.	38,301	872,880
Independent Bank Corp.	15,107	1,275,484
Independent Bank Group, Inc.	9,968	598,878
Lakeland Financial Corp.	14,042	1,024,645
NBT Bancorp, Inc.	10,387	451,004
Origin Bancorp, Inc.	11,412	418,820
Pinnacle Financial Partners, Inc.	9,840	722,256
Renasant Corp.	27,483	1,033,086
SouthState Corp.	15,809	1,207,175
Towne Bank	23,657	729,582
TriCo Bancshares	17,682	901,605
United Community Banks, Inc.	42,074	1,422,101
Walker & Dunlop, Inc.	6,529	512,396
		25,569,218
	Number of Shares	Value†

Beverages — 0.9%
Primo Water Corp.	87,755	$ 1,363,713
Biotechnology — 3.8%
2seventy bio, Inc.*	15,233	142,733
Allogene Therapeutics, Inc.*	13,643	85,814
Apellis Pharmaceuticals, Inc.*	7,424	383,895
Arcus Biosciences, Inc.*	10,893	225,267
Avidity Biosciences, Inc.*	15,980	354,596
Beam Therapeutics, Inc.*	6,404	250,460
Cytokinetics, Inc.*	8,554	391,944
Intellia Therapeutics, Inc.*	4,439	154,877
Iovance Biotherapeutics, Inc.*	33,815	216,078
Mersana Therapeutics, Inc.*	43,269	253,556
Myriad Genetics, Inc.*	24,802	359,877
NeoGenomics, Inc.*	64,028	591,619
REGENXBIO, Inc.*	11,713	265,651
Relay Therapeutics, Inc.*	23,943	357,708
REVOLUTION Medicines, Inc.*	18,736	446,292
Sage Therapeutics, Inc.*	16,598	633,048
Veracyte, Inc.*	18,238	432,788
Xencor, Inc.*	14,241	370,836
		5,917,039
Building Materials — 1.2%
SPX Technologies, Inc.*	13,205	866,908
Summit Materials, Inc., Class A*	32,693	928,148
		1,795,056
Chemicals — 2.0%
Ashland, Inc.	9,151	984,007
Avient Corp.	36,304	1,225,623
H.B. Fuller Co.	9,060	648,877
Rogers Corp.*	1,661	198,224
		3,056,731
Coal — 0.2%
Peabody Energy Corp.*	12,602	332,945
Commercial Services — 4.6%
ABM Industries, Inc.	35,338	1,569,714
Adtalem Global Education, Inc.*	21,990	780,645
Alight, Inc., Class A*	55,545	464,356
ASGN, Inc.*	11,664	950,383
Deluxe Corp.	17,356	294,705
First Advantage Corp.*	37,200	483,600
Herc Holdings, Inc.	5,340	702,584
ICF International, Inc.	7,321	725,145
John Wiley & Sons, Inc., Class A	16,693	668,721
LiveRamp Holdings, Inc.*	22,798	534,385
		7,174,238
Computers — 1.5%
KBR, Inc.	32,042	1,691,817
Tenable Holdings, Inc.*	18,479	704,974
		2,396,791
Distribution & Wholesale — 0.5%
Resideo Technologies, Inc.*	45,559	749,446

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — 0.9%
LendingClub Corp.*	16,519	$ 145,367
Piper Sandler Cos.	4,055	527,920
PJT Partners, Inc., Class A	5,608	413,254
Stifel Financial Corp.	6,513	380,164
		1,466,705
Electric — 2.4%
ALLETE, Inc.	19,912	1,284,523
IDACORP, Inc.	11,505	1,240,815
MGE Energy, Inc.	16,553	1,165,331
		3,690,669
Electronics — 2.6%
CTS Corp.	10,989	433,186
FARO Technologies, Inc.*	17,908	526,674
Itron, Inc.*	11,713	593,264
Knowles Corp.*	48,884	802,675
Sanmina Corp.*	15,106	865,423
TTM Technologies, Inc.*	48,166	726,343
		3,947,565
Energy-Alternate Sources — 0.8%
Green Plains, Inc.*	15,169	462,654
NextEra Energy Partners LP	10,164	712,395
		1,175,049
Engineering & Construction — 1.6%
Arcosa, Inc.	19,637	1,067,075
Dycom Industries, Inc.*	3,529	330,314
MasTec, Inc.*	12,654	1,079,766
		2,477,155
Entertainment — 1.4%
International Game Technology PLC	41,364	938,135
Red Rock Resorts, Inc., Class A	12,598	504,046
SeaWorld Entertainment, Inc.*	13,705	733,355
		2,175,536
Food — 2.9%
Hostess Brands, Inc.*	63,553	1,426,129
Krispy Kreme, Inc.	26,524	273,728
SpartanNash Co.	11,783	356,318
The Simply Good Foods Co.*	12,633	480,433
TreeHouse Foods, Inc.*	12,725	628,360
United Natural Foods, Inc.*	18,674	722,871
Utz Brands, Inc.	37,224	590,373
		4,478,212
Gas — 1.5%
Chesapeake Utilities Corp.	6,718	793,933
ONE Gas, Inc.	16,633	1,259,451
Southwest Gas Holdings, Inc.	5,107	316,021
		2,369,405
Healthcare Products — 2.3%
Avanos Medical, Inc.*	28,186	762,713
CONMED Corp.	4,303	381,418
LivaNova PLC*	10,854	602,831
	Number of Shares	Value†

Healthcare Products — (continued)
NuVasive, Inc.*	15,559	$ 641,653
Pacific Biosciences of California, Inc.*	41,929	342,980
QuidelOrtho Corp.*	9,391	804,527
		3,536,122
Healthcare Services — 0.5%
Acadia Healthcare Co., Inc.*	8,875	730,590
Home Builders — 1.5%
Century Communities, Inc.	11,976	598,920
Installed Building Products, Inc.	4,884	418,070
Meritage Homes Corp.*	13,822	1,274,389
		2,291,379
Insurance — 3.9%
AMERISAFE, Inc.	7,514	390,503
CNO Financial Group, Inc.	28,068	641,354
Enstar Group Ltd.*	3,956	913,994
MGIC Investment Corp.	81,690	1,061,970
NMI Holdings, Inc., Class A*	29,240	611,116
RLI Corp.	3,522	462,333
Selective Insurance Group, Inc.	17,965	1,591,879
The Hanover Insurance Group, Inc.	3,164	427,551
		6,100,700
Internet — 0.3%
Bumble, Inc., Class A*	21,560	453,838
Iron & Steel — 1.6%
ATI, Inc.*	27,584	823,658
Carpenter Technology Corp.	18,569	685,939
Commercial Metals Co.	19,464	940,111
		2,449,708
Leisure Time — 0.4%
Topgolf Callaway Brands Corp.*	35,397	699,091
Lodging — 0.8%
Boyd Gaming Corp.	11,214	611,499
Travel + Leisure Co.	16,924	616,034
		1,227,533
Machinery — Construction & Mining — 1.0%
Astec Industries, Inc.	12,090	491,579
Terex Corp.	25,577	1,092,650
		1,584,229
Machinery — Diversified — 1.0%
Columbus McKinnon Corp.	24,664	800,840
Enovis Corp.*	14,507	776,415
		1,577,255
Media — 1.1%
iHeartMedia, Inc., Class A*	19,391	118,867
Nexstar Media Group, Inc.	4,100	717,623
TEGNA, Inc.	43,853	929,245
		1,765,735

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 0.3%
Standex International Corp.	4,062	$ 415,989
Mining — 0.5%
Constellium S.E.*	36,460	431,322
Hecla Mining Co.	64,320	357,619
		788,941
Miscellaneous Manufacturing — 2.3%
EnPro Industries, Inc.	10,898	1,184,504
ESCO Technologies, Inc.	12,250	1,072,365
Federal Signal Corp.	27,120	1,260,266
		3,517,135
Office & Business Equipment — 0.2%
Xerox Holdings Corp.	17,013	248,390
Oil & Gas — 2.8%
Callon Petroleum Co.*	5,034	186,711
Helmerich & Payne, Inc.	22,472	1,113,937
Murphy Oil Corp.	23,511	1,011,208
Patterson-UTI Energy, Inc.	42,038	707,920
PBF Energy, Inc., Class A	9,931	404,986
Sitio Royalties Corp., Class A	9,192	265,190
SM Energy Co.	18,393	640,629
		4,330,581
Oil & Gas Services — 0.5%
NexTier Oilfield Solutions, Inc.*	83,287	769,572
Packaging and Containers — 0.2%
TriMas Corp.	11,383	315,764
Pharmaceuticals — 1.3%
Agios Pharmaceuticals, Inc.*	21,536	604,731
Alkermes PLC*	18,014	470,706
BellRing Brands, Inc.*	18,483	473,904
Kura Oncology, Inc.*	18,601	230,838
Owens & Minor, Inc.	11,219	219,107
		1,999,286
Pipelines — 0.7%
Equitrans Midstream Corp.	64,675	433,322
Golar LNG Ltd.*	27,497	626,657
		1,059,979
Private Equity — 0.2%
P10, Inc., Class A	27,312	291,419
Real Estate — 0.6%
Kennedy-Wilson Holdings, Inc.	59,087	929,439
Retail — 4.0%
Academy Sports & Outdoors, Inc.	25,556	1,342,712
American Eagle Outfitters, Inc.	17,138	239,247
Asbury Automotive Group, Inc.*	4,017	720,047
Beacon Roofing Supply, Inc.*	13,918	734,731
FirstCash Holdings, Inc.	7,119	618,712
Foot Locker, Inc.	19,237	726,966
Group 1 Automotive, Inc.	6,234	1,124,427
	Number of Shares	Value†

Retail — (continued)
Macy's, Inc.	21,555	$ 445,111
Signet Jewelers Ltd.	2,594	176,392
		6,128,345
Savings & Loans — 2.5%
Berkshire Hills Bancorp, Inc.	11,858	354,554
Brookline Bancorp, Inc.	33,409	472,737
OceanFirst Financial Corp.	35,254	749,148
Pacific Premier Bancorp, Inc.	35,824	1,130,605
Washington Federal, Inc.	35,599	1,194,347
		3,901,391
Semiconductors — 1.2%
Cohu, Inc.*	29,810	955,411
MACOM Technology Solutions Holdings, Inc.*	10,979	691,457
Onto Innovation, Inc.*	2,060	140,265
		1,787,133
Software — 1.9%
Allscripts Healthcare Solutions, Inc.*	53,128	937,178
Domo, Inc., Class B*	10,863	154,689
Health Catalyst, Inc.*	24,524	260,690
JFrog Ltd.*	33,634	717,413
Smartsheet, Inc., Class A*	9,562	376,361
Verint Systems, Inc.*	12,846	466,053
		2,912,384
Telecommunications — 1.5%
Iridium Communications, Inc.*	15,579	800,761
Maxar Technologies, Inc.	17,942	928,319
Telephone and Data Systems, Inc.	15,650	164,168
Viavi Solutions, Inc.*	43,451	456,670
		2,349,918
Textiles — 0.5%
UniFirst Corp.	3,782	729,888
Transportation — 1.7%
ArcBest Corp.	5,548	388,582
DHT Holdings, Inc.	65,482	581,480
Saia, Inc.*	3,091	648,121
Scorpio Tankers, Inc.	18,995	1,021,361
		2,639,544
Water — 0.4%
SJW Group	8,570	695,798
TOTAL COMMON STOCKS (Cost $131,834,336)		134,579,716

REAL ESTATE INVESTMENT TRUSTS — 9.8%
Healthcare — 1.3%
Physicians Realty Trust	138,778	2,008,118
Hotels & Resorts — 2.3%
Pebblebrook Hotel Trust	65,420	875,974
RLJ Lodging Trust	123,114	1,303,777

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Value Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
Ryman Hospitality Properties, Inc.	17,017	$ 1,391,650
		3,571,401
Industrial — 1.1%
STAG lndustrial, Inc.	52,960	1,711,138
Mortgage Banks — 1.3%
KKR Real Estate Finance Trust, Inc.	48,174	672,509
PennyMac Mortgage Investment Trust	76,739	950,796
TPG RE Finance Trust, Inc.	62,308	423,071
		2,046,376
Office Property — 0.4%
Hudson Pacific Properties, Inc.	60,638	590,008
Single Tenant — 0.7%
Agree Realty Corp.	16,788	1,190,773
Storage & Warehousing — 1.0%
Terreno Realty Corp.	27,150	1,544,020
Strip Centers — 1.7%
Acadia Realty Trust	87,920	1,261,652
SITE Centers Corp.	96,882	1,323,408
		2,585,060
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,766,765)		15,246,894

EXCHANGE TRADED FUNDS — 1.5%
Investment Companies — 1.5%
iShares Russell 2000 Value ETF (Cost $2,392,947)	16,549	2,294,850

SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $2,471,549)	2,471,549	2,471,549
TOTAL INVESTMENTS — 99.9% (Cost $155,465,597)		$ 154,593,009
Other Assets & Liabilities — 0.1%		89,909
TOTAL NET ASSETS — 100.0%		$ 154,682,918

†	See Security Valuation Note.
*	Non-income producing security.
ETF— Exchange-Traded Fund.
LP— Limited Partnership.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$134,579,716	$134,579,716	$—	$—
Real Estate Investment Trusts	15,246,894	15,246,894	—	—
Exchange Traded Funds	2,294,850	2,294,850	—	—
Short-Term Investments	2,471,549	2,471,549	—	—
Total Investments	$ 154,593,009	$ 154,593,009	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 92.0%
Advertising — 0.1%
AdTheorent Holding Co., Inc.*	1,200	$ 1,992
Advantage Solutions, Inc.*	2,600	5,408
Boston Omaha Corp., Class A*	700	18,550
Clear Channel Outdoor Holdings, Inc.*	12,200	12,810
Entravision Communications Corp., Class A	1,700	8,160
Quotient Technology, Inc.*	2,700	9,261
Stagwell, Inc.*	2,400	14,904
		71,085
Aerospace & Defense — 0.8%
AAR Corp.*	1,169	52,488
Aerojet Rocketdyne Holdings, Inc.*	2,740	153,248
AeroVironment, Inc.*	918	78,636
AerSale Corp.*	700	11,354
Archer Aviation, Inc., Class A*	4,100	7,667
Astra Space, Inc.*	4,700	2,039
Astronics Corp.*	795	8,189
Barnes Group, Inc.	1,765	72,100
Ducommun, Inc.*	400	19,984
Joby Aviation, Inc.*	8,200	27,470
Kaman Corp.	948	21,140
Kratos Defense & Security Solutions, Inc.*	4,322	44,603
Momentus, Inc.*	1,800	1,404
Moog, Inc., Class A	991	86,970
National Presto Industries, Inc.	146	9,995
Rocket Lab USA, Inc.*	7,000	26,390
Triumph Group, Inc.*	2,200	23,144
		646,821
Agriculture — 0.3%
22nd Century Group, Inc.*	5,200	4,787
Alico, Inc.	200	4,774
AppHarvest, Inc.*	2,600	1,475
Benson Hill, Inc.*	5,600	14,280
Fresh Del Monte Produce, Inc.	1,016	26,609
Fresh Market, Inc. (Escrow)(1),*	1,700	0
Local Bounti Corp.*	1,500	2,085
Tejon Ranch Co.*	825	15,543
The Andersons, Inc.	1,032	36,110
Turning Point Brands, Inc.	500	10,815
Universal Corp.	855	45,152
Vector Group Ltd.	4,857	57,604
Vital Farms, Inc.*	1,200	17,904
		237,138
Airlines — 0.2%
Allegiant Travel Co.*	521	35,423
Frontier Group Holdings, Inc.*	1,200	12,324
Hawaiian Holdings, Inc.*	1,626	16,683
SkyWest, Inc.*	1,681	27,753
Spirit Airlines, Inc.*	3,800	74,024
Sun Country Airlines Holdings, Inc.*	1,100	17,446
Wheels Up Experience, Inc.*	5,200	5,356
		189,009
	Number of Shares	Value†

Apparel — 0.7%
Crocs, Inc.*	2,100	$ 227,703
Ermenegildo Zegna N.V.	2,200	23,034
Fossil Group, Inc.*	1,700	7,327
Kontoor Brands, Inc.	1,900	75,981
Oxford Industries, Inc.	508	47,336
PLBY Group, Inc.*	1,000	2,750
Rocky Brands, Inc.	200	4,724
Steven Madden Ltd.	2,673	85,429
Superior Group of Cos., Inc.	400	4,024
Torrid Holdings, Inc.*	400	1,184
Urban Outfitters, Inc.*	2,200	52,470
Weyco Group, Inc.	200	4,232
Wolverine World Wide, Inc.	2,782	30,407
		566,601
Auto Manufacturers — 0.3%
Blue Bird Corp.*	692	7,411
Canoo, Inc.*	3,700	4,551
Cenntro Electric Group Ltd.*	6,000	2,640
Fisker, Inc.*	6,400	46,528
Hyliion Holdings Corp.*	3,900	9,126
Hyzon Motors, Inc.*	2,900	4,495
Lightning eMotors, Inc.*	1,300	477
Lordstown Motors Corp., Class A*	5,600	6,384
Mullen Automotive, Inc.*	11,300	3,232
Nikola Corp.*	12,500	27,000
Proterra, Inc.*	7,200	27,144
REV Group, Inc.	1,000	12,620
TuSimple Holdings, Inc., Class A*	4,600	7,544
Wabash National Corp.	1,600	36,160
Workhorse Group, Inc.*	5,500	8,360
Xos, Inc.*	1,800	797
		204,469
Auto Parts & Equipment — 1.3%
Adient PLC*	3,300	114,477
Aeva Technologies, Inc.*	3,400	4,624
American Axle & Manufacturing Holdings, Inc.*	4,016	31,405
Cepton, Inc.*	1,600	2,032
Dana, Inc.	4,596	69,538
Dorman Products, Inc.*	906	73,268
Douglas Dynamics, Inc.	700	25,312
Fox Factory Holding Corp.*	1,465	133,652
Gentherm, Inc.*	1,168	76,259
Holley, Inc.*	1,700	3,604
indie Semiconductor, Inc., Class A*	3,300	19,239
Luminar Technologies, Inc.*	8,300	41,085
Methode Electronics, Inc.	1,260	55,906
Microvast Holdings, Inc.*	5,600	8,568
Miller Industries, Inc.	343	9,144
Motorcar Parts of America, Inc.*	500	5,930
Solid Power, Inc.*	4,500	11,430
Standard Motor Products, Inc.	700	24,360
The Goodyear Tire & Rubber Co.*	9,695	98,404
The Shyft Group, Inc.	1,200	29,832

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Auto Parts & Equipment — (continued)
Titan International, Inc.*	1,800	$ 27,576
Velodyne Lidar, Inc.*	8,800	6,501
Visteon Corp.*	1,000	130,830
XPEL, Inc.*	700	42,042
		1,045,018
Banks — 9.5%
1st Source Corp.	588	31,217
ACNB Corp.	300	11,943
Alerus Financial Corp.	600	14,010
Amalgamated Financial Corp.	600	13,824
American National Bankshares, Inc.	400	14,772
Ameris Bancorp	2,312	108,988
Arrow Financial Corp.	462	15,662
Associated Banc-Corp.	5,200	120,068
Atlantic Union Bankshares Corp.	2,607	91,610
BancFirst Corp.	720	63,490
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,110	17,982
Bank First Corp.	300	27,846
Bank of Marin Bancorp	480	15,782
BankUnited, Inc.	2,700	91,719
Bankwell Financial Group, Inc.	200	5,886
Banner Corp.	1,200	75,840
Bar Harbor Bankshares	597	19,128
BayCom Corp.	400	7,592
BCB Bancorp, Inc.	500	8,995
Blue Foundry Bancorp*	900	11,565
Blue Ridge Bankshares, Inc.	700	8,743
Bridgewater Bancshares Inc.*	700	12,418
Business First Bancshares, Inc.	700	15,498
Byline Bancorp, Inc.	900	20,673
Cadence Bank	6,283	154,939
Cambridge Bancorp	300	24,918
Camden National Corp.	539	22,471
Capital Bancorp, Inc.	200	4,708
Capital City Bank Group, Inc.	469	15,243
Capstar Financial Holdings, Inc.	600	10,596
Carter Bankshares, Inc.*	800	13,272
Cathay General Bancorp	2,450	99,935
Central Pacific Financial Corp.	900	18,252
Citizens & Northern Corp.	556	12,710
City Holding Co.	485	45,149
Civista Bancshares, Inc.	400	8,804
CNB Financial Corp.	774	18,413
Coastal Financial Corp.*	300	14,256
Colony Bankcorp, Inc.	500	6,345
Columbia Banking System, Inc.	2,768	83,400
Community Bank System, Inc.	1,837	115,639
Community Trust Bancorp, Inc.	483	22,184
ConnectOne Bancorp, Inc.	1,360	32,926
CrossFirst Bankshares, Inc.*	1,500	18,615
Customers Bancorp, Inc.*	1,080	30,607
CVB Financial Corp.	4,592	118,244
Dime Community Bancshares, Inc.	1,109	35,299
	Number of Shares	Value†

Banks — (continued)
Eagle Bancorp, Inc.	1,073	$ 47,287
Eastern Bankshares, Inc.	5,300	91,425
Enterprise Bancorp, Inc.	313	11,049
Enterprise Financial Services Corp.	1,180	57,773
Equity Bancshares, Inc., Class A	500	16,335
Esquire Financial Holdings, Inc.	200	8,652
Farmers & Merchants Bancorp, Inc.	400	10,872
Farmers National Banc Corp.	1,100	15,532
FB Financial Corp.	1,286	46,476
Financial Institutions, Inc.	440	10,718
First Bancorp	1,224	52,436
First Bancorp	6,400	81,408
First Bank	400	5,504
First Busey Corp.	1,713	42,345
First Business Financial Services, Inc.	300	10,965
First Commonwealth Financial Corp.	3,221	44,997
First Community Bankshares, Inc.	626	21,221
First Financial Bancorp	3,282	79,523
First Financial Bankshares, Inc.	4,504	154,938
First Financial Corp.	380	17,510
First Foundation, Inc.	1,800	25,794
First Guaranty Bancshares, Inc.	200	4,690
First Internet Bancorp	300	7,284
First Interstate BancSystem, Inc., Class A	3,187	123,178
First Merchants Corp.	1,930	79,342
First Mid Bancshares, Inc.	700	22,456
Five Star Bancorp	500	13,620
Fulton Financial Corp.	5,503	92,615
FVCBankcorp, Inc.*	400	7,628
German American Bancorp, Inc.	1,038	38,717
Glacier Bancorp, Inc.	3,799	187,747
Great Southern Bancorp, Inc.	371	22,071
Guaranty Bancshares, Inc.	330	11,431
Hancock Whitney Corp.	2,978	144,105
Hanmi Financial Corp.	1,113	27,547
HarborOne Bancorp, Inc.	1,577	21,920
HBT Financial, Inc.	400	7,828
Heartland Financial USA, Inc.	1,417	66,061
Heritage Commerce Corp.	1,900	24,700
Heritage Financial Corp.	1,230	37,687
Hilltop Holdings, Inc.	1,742	52,277
Home BancShares, Inc.	6,635	151,212
HomeStreet, Inc.	600	16,548
Hope Bancorp, Inc.	4,067	52,098
Horizon Bancorp, Inc.	1,350	20,358
Independent Bank Corp.	1,560	131,711
Independent Bank Corp.	800	19,136
Independent Bank Group, Inc.	1,250	75,100
International Bancshares Corp.	1,825	83,512
John Marshall Bancorp, Inc.	400	11,512
Kearny Financial Corp.	2,245	22,787
Lakeland Bancorp, Inc.	2,111	37,175
Lakeland Financial Corp.	891	65,016
Live Oak Bancshares, Inc.	1,200	36,240

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Luther Burbank Corp.	400	$ 4,444
Macatawa Bank Corp.	800	8,824
Mercantile Bank Corp.	500	16,740
Merchants Bancorp	600	14,592
Metrocity Bankshares, Inc.	600	12,978
Metropolitan Bank Holding Corp.*	400	23,468
Mid Penn Bancorp, Inc.	600	17,982
Midland States Bancorp, Inc.	700	18,634
MidWestOne Financial Group, Inc.	400	12,700
MVB Financial Corp.	400	8,808
National Bank Holdings Corp., Class A	1,000	42,070
NBT Bancorp, Inc.	1,469	63,784
Nicolet Bankshares, Inc.*	400	31,916
Northeast Bank	200	8,420
OFG Bancorp	1,610	44,372
Old National Bancorp	10,157	182,623
Old Second Bancorp, Inc.	1,400	22,456
Origin Bancorp, Inc.	800	29,360
Orrstown Financial Services, Inc.	400	9,264
Park National Corp.	486	68,404
Parke Bancorp, Inc.	300	6,222
Pathward Financial, Inc.	1,000	43,050
PCB Bancorp	400	7,076
PCSB Financial Corp.	500	9,520
Peapack-Gladstone Financial Corp.	636	23,672
Peoples Bancorp, Inc.	891	25,171
Peoples Financial Services Corp.	200	10,368
Pioneer Bancorp, Inc.*	500	5,700
Preferred Bank	500	37,310
Premier Financial Corp.	1,131	30,503
Primis Financial Corp.	1,000	11,850
Provident Bancorp, Inc.	404	2,941
QCR Holdings, Inc.	600	29,784
RBB Bancorp	400	8,340
Red River Bancshares, Inc.	200	10,212
Renasant Corp.	1,835	68,978
Republic Bancorp, Inc., Class A	287	11,744
Republic First Bancorp, Inc.*	1,700	3,655
S&T Bancorp, Inc.	1,381	47,203
Sandy Spring Bancorp, Inc.	1,450	51,083
Seacoast Banking Corp of Florida	2,140	66,747
ServisFirst Bancshares, Inc.	1,700	117,147
Shore Bancshares, Inc.	600	10,458
Sierra Bancorp	412	8,751
Silvergate Capital Corp., Class A*	1,066	18,548
Simmons First National Corp., Class A	4,196	90,550
SmartFinancial, Inc.	600	16,500
South Plains Financial, Inc.	400	11,012
Southern First Bancshares, Inc.*	200	9,150
Southside Bancshares, Inc.	1,071	38,545
SouthState Corp.	2,627	200,598
Stellar Bancorp, Inc.	1,692	49,846
Sterling Bancorp, Inc.*	600	3,654
Stock Yards Bancorp, Inc.	967	62,836
Summit Financial Group, Inc.	402	10,006
	Number of Shares	Value†

Banks — (continued)
Texas Capital Bancshares, Inc.*	1,700	$ 102,527
The Bancorp, Inc.*	1,812	51,425
The Bank of NT Butterfield & Son Ltd.	1,800	53,658
The First Bancorp, Inc.	434	12,994
The First Bancshares, Inc.	700	22,407
The First of Long Island Corp.	689	12,402
Third Coast Bancshares, Inc.*	500	9,215
Tompkins Financial Corp.	458	35,532
Towne Bank	2,277	70,223
TriCo Bancshares	1,098	55,987
Triumph Bancorp, Inc.*	800	39,096
TrustCo Bank Corp.	650	24,433
Trustmark Corp.	2,230	77,849
UMB Financial Corp.	1,581	132,045
United Bankshares, Inc.	4,560	184,634
United Community Banks, Inc.	3,671	124,080
Unity Bancorp, Inc.	200	5,466
Univest Financial Corp.	987	25,790
USCB Financial Holdings, Inc.*	400	4,880
Valley National Bancorp	14,883	168,327
Veritex Holdings, Inc.	1,853	52,032
Walker & Dunlop, Inc.	1,040	81,619
Washington Trust Bancorp, Inc.	570	26,893
WesBanco, Inc.	2,030	75,069
West BanCorp, Inc.	478	12,213
Westamerica BanCorp	873	51,516
		7,633,126
Beverages — 0.6%
BRC, Inc., Class A*	800	4,888
Celsius Holdings, Inc.*	1,900	197,676
Coca-Cola Consolidated, Inc.	165	84,539
MGP Ingredients, Inc.	500	53,190
National Beverage Corp.*	784	36,480
Primo Water Corp.	5,600	87,024
The Duckhorn Portfolio, Inc.*	1,600	26,512
The Vita Coco Co., Inc.*	1,200	16,584
Vintage Wine Estates, Inc.*	1,100	3,586
		510,479
Biotechnology — 6.9%
2seventy bio, Inc.*	1,433	13,427
4D Molecular Therapeutics, Inc.*	1,000	22,210
Aadi Bioscience, Inc.*	500	6,415
Absci Corp.*	1,600	3,360
ACADIA Pharmaceuticals, Inc.*	4,200	66,864
Adicet Bio, Inc.*	900	8,046
ADMA Biologics, Inc.*	6,100	23,668
Aerovate Therapeutics, Inc.*	300	8,790
Affimed N.V.*	5,600	6,944
Agenus, Inc.*	10,100	24,240
Akero Therapeutics, Inc.*	1,200	65,760
Albireo Pharma, Inc.*	500	10,805
Allogene Therapeutics, Inc.*	2,800	17,612
Allovir, Inc.*	1,000	5,130
Alpha Teknova, Inc.*	200	1,128

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Alpine Immune Sciences, Inc.*	600	$ 4,410
ALX Oncology Holdings, Inc.*	600	6,762
Amicus Therapeutics, Inc.*	9,600	117,216
AN2 Therapeutics, Inc.*	200	1,906
AnaptysBio, Inc.*	600	18,594
Anavex Life Sciences Corp.*	2,500	23,150
ANI Pharmaceuticals, Inc.*	500	20,115
Apellis Pharmaceuticals, Inc.*	3,200	165,472
Arbutus Biopharma Corp.*	3,100	7,223
Arcellx, Inc.*	1,000	30,980
Arcturus Therapeutics Holdings, Inc.*	700	11,872
Arcus Biosciences, Inc.*	1,800	37,224
Arcutis Biotherapeutics, Inc.*	1,300	19,240
Arrowhead Pharmaceuticals, Inc.*	3,500	141,960
Atara Biotherapeutics, Inc.*	2,928	9,604
Atea Pharmaceuticals, Inc.*	2,800	13,468
Athira Pharma, Inc.*	1,200	3,804
Aura Biosciences, Inc.*	800	8,400
Aurinia Pharmaceuticals, Inc.*	4,400	19,008
Avid Bioservices, Inc.*	2,100	28,917
Avidity Biosciences, Inc.*	1,800	39,942
Axsome Therapeutics, Inc.*	1,100	84,843
Beam Therapeutics, Inc.*	2,200	86,042
Berkeley Lights, Inc.*	1,600	4,288
BioCryst Pharmaceuticals, Inc.*	6,500	74,620
Biohaven Ltd.*	2,261	31,383
Bluebird Bio, Inc.*	2,900	20,068
Blueprint Medicines Corp.*	2,100	92,001
Bridgebio Pharma, Inc.*	3,455	26,327
C4 Therapeutics, Inc.*	1,300	7,670
Cara Therapeutics, Inc.*	1,500	16,110
Caribou Biosciences, Inc.*	2,000	12,560
Cassava Sciences, Inc.*	1,400	41,356
Celldex Therapeutics, Inc.*	1,600	71,312
Celularity, Inc.*	2,300	2,967
Century Therapeutics, Inc.*	800	4,104
Cerevel Therapeutics Holdings, Inc.*	2,000	63,080
Chinook Therapeutics, Inc.*	1,760	46,112
CinCor Pharma, Inc.*	800	9,832
Cogent Biosciences, Inc.*	2,200	25,432
Crinetics Pharmaceuticals, Inc.*	1,700	31,110
CTI BioPharma Corp.*	3,000	18,030
Cullinan Oncology, Inc.*	1,100	11,605
Cytek Biosciences, Inc.*	4,000	40,840
Cytokinetics, Inc.*	2,800	128,296
Day One Biopharmaceuticals, Inc.*	900	19,368
Deciphera Pharmaceuticals, Inc.*	1,700	27,863
Denali Therapeutics, Inc.*	3,800	105,678
Design Therapeutics, Inc.*	1,300	13,338
DICE Therapeutics, Inc.*	1,300	40,560
Dynavax Technologies Corp.*	3,920	41,709
Dyne Therapeutics, Inc.*	1,000	11,590
Edgewise Therapeutics, Inc.*	1,300	11,622
Editas Medicine, Inc.*	2,500	22,175
Eiger BioPharmaceuticals, Inc.*	1,700	2,006
	Number of Shares	Value†

Biotechnology — (continued)
Emergent BioSolutions, Inc.*	1,758	$ 20,762
EQRx, Inc.*	6,900	16,974
Erasca, Inc.*	2,400	10,344
Esperion Therapeutics, Inc.*	2,300	14,329
Evolus, Inc.*	1,200	9,012
EyePoint Pharmaceuticals, Inc.*	900	3,150
Fate Therapeutics, Inc.*	2,900	29,261
FibroGen, Inc.*	2,900	46,458
Generation Bio Co.*	1,300	5,109
Geron Corp.*	13,340	32,283
Gossamer Bio, Inc.*	2,200	4,774
GreenLight Biosciences Holdings PBC*	2,500	2,950
Halozyme Therapeutics, Inc.*	4,689	266,803
HilleVax, Inc.*	400	6,692
Humacyte, Inc.*	2,700	5,697
Icosavax, Inc.*	900	7,146
Ideaya Biosciences, Inc.*	1,600	29,072
IGM Biosciences, Inc.*	300	5,103
Imago Biosciences, Inc.*	800	28,760
ImmunityBio, Inc.*	3,200	16,224
ImmunoGen, Inc.*	7,563	37,512
Immunovant, Inc.*	1,600	28,400
Inhibrx, Inc.*	1,200	29,568
Innoviva, Inc.*	2,100	27,825
Inovio Pharmaceuticals, Inc.*	9,800	15,288
Insmed, Inc.*	4,800	95,904
Instil Bio, Inc.*	2,600	1,638
Intellia Therapeutics, Inc.*	2,991	104,356
Intercept Pharmaceuticals, Inc.*	726	8,981
Intra-Cellular Therapies, Inc.*	3,200	169,344
Invivyd, Inc.*	2,300	3,450
Iovance Biotherapeutics, Inc.*	5,300	33,867
iTeos Therapeutics, Inc.*	700	13,671
IVERIC bio, Inc.*	4,584	98,143
Janux Therapeutics, Inc.*	700	9,219
Karuna Therapeutics, Inc.*	1,056	207,504
Karyopharm Therapeutics, Inc.*	2,500	8,500
Keros Therapeutics, Inc.*	700	33,614
Kezar Life Sciences, Inc.*	1,800	12,672
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	14,980
Kinnate Biopharma, Inc.*	1,100	6,710
Kodiak Sciences, Inc.*	1,100	7,876
Kronos Bio, Inc.*	1,300	2,106
Krystal Biotech, Inc.*	800	63,376
Kymera Therapeutics, Inc.*	1,400	34,944
Lexicon Pharmaceuticals, Inc.*	2,560	4,890
Ligand Pharmaceuticals, Inc.*	506	33,801
Liquidia Corp.*	1,600	10,192
MacroGenics, Inc.*	1,900	12,749
MeiraGTx Holdings PLC*	1,100	7,172
Mersana Therapeutics, Inc.*	3,400	19,924
Monte Rosa Therapeutics, Inc.*	1,100	8,371
Myriad Genetics, Inc.*	2,700	39,177
Nektar Therapeutics*	5,900	13,334
NeoGenomics, Inc.*	4,400	40,656

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
NGM Biopharmaceuticals, Inc.*	1,200	$ 6,024
Nkarta, Inc.*	1,200	7,188
Nurix Therapeutics, Inc.*	1,600	17,568
Nuvalent, Inc., Class A*	800	23,824
Nuvation Bio, Inc.*	3,800	7,296
Organogenesis Holdings, Inc.*	2,500	6,725
Pardes Biosciences, Inc.*	900	1,521
PepGen, Inc.*	600	8,022
Phathom Pharmaceuticals, Inc.*	700	7,854
Point Biopharma Global, Inc.*	3,200	23,328
Praxis Precision Medicines, Inc.*	1,200	2,856
Precigen, Inc.*	3,300	5,016
Prime Medicine, Inc.*	500	9,290
Prothena Corp. PLC*	1,300	78,325
Provention Bio, Inc.*	2,200	23,254
PTC Therapeutics, Inc.*	2,400	91,608
Rallybio Corp.*	400	2,628
RAPT Therapeutics, Inc.*	800	15,840
Recursion Pharmaceuticals, Inc., Class A*	4,700	36,237
REGENXBIO, Inc.*	1,300	29,484
Relay Therapeutics, Inc.*	3,000	44,820
Replimune Group, Inc.*	1,500	40,800
REVOLUTION Medicines, Inc.*	2,700	64,314
Rigel Pharmaceuticals, Inc.*	6,290	9,435
Rocket Pharmaceuticals, Inc.*	1,900	37,183
Sage Therapeutics, Inc.*	1,800	68,652
Sana Biotechnology, Inc.*	2,800	11,060
Sangamo Therapeutics, Inc.*	4,103	12,883
Seer, Inc.*	2,000	11,600
Singular Genomics Systems, Inc.*	1,800	3,618
Sorrento Therapeutics, Inc.*	13,700	12,138
SpringWorks Therapeutics, Inc.*	1,200	31,212
Stoke Therapeutics, Inc.*	700	6,461
Sutro Biopharma, Inc.*	2,134	17,243
Syndax Pharmaceuticals, Inc.*	1,800	45,810
Talaris Therapeutics, Inc.*	800	816
Tango Therapeutics, Inc.*	1,500	10,875
Tarsus Pharmaceuticals, Inc.*	700	10,262
Tenaya Therapeutics, Inc.*	1,100	2,211
TG Therapeutics, Inc.*	4,900	57,967
Theravance Biopharma, Inc.*	2,200	24,684
Theseus Pharmaceuticals, Inc.*	500	2,490
TransMedics Group, Inc.*	1,100	67,892
Travere Therapeutics, Inc.*	2,000	42,060
Twist Bioscience Corp.*	1,888	44,953
Tyra Biosciences, Inc.*	500	3,800
Vaxart, Inc.*	4,000	3,844
VBI Vaccines, Inc.*	6,200	2,425
Ventyx Biosciences, Inc.*	800	26,232
Vera Therapeutics, Inc.*	400	7,740
Veracyte, Inc.*	2,500	59,325
Vericel Corp.*	1,700	44,778
Veru, Inc.*	2,200	11,616
Verve Therapeutics, Inc.*	1,600	30,960
	Number of Shares	Value†

Biotechnology — (continued)
Vir Biotechnology, Inc.*	2,400	$ 60,744
Viridian Therapeutics, Inc.*	1,400	40,894
VistaGen Therapeutics, Inc.*	6,800	700
Xencor, Inc.*	1,900	49,476
Zentalis Pharmaceuticals, Inc.*	1,700	34,238
		5,542,279
Building Materials — 1.3%
AAON, Inc.	1,485	111,850
American Woodmark Corp.*	569	27,802
Apogee Enterprises, Inc.	743	33,034
Boise Cascade Co.	1,400	96,138
Caesarstone Ltd.	600	3,426
Gibraltar Industries, Inc.*	1,101	50,514
Griffon Corp.	1,656	59,268
JELD-WEN Holding, Inc.*	3,100	29,915
Masonite International Corp.*	800	64,488
Modine Manufacturing Co.*	1,577	31,319
PGT Innovations, Inc.*	2,000	35,920
Simpson Manufacturing Co., Inc.	1,503	133,256
SmartRent, Inc.*	3,900	9,477
SPX Technologies, Inc.*	1,500	98,475
Summit Materials, Inc., Class A*	4,174	118,500
UFP Industries, Inc.	2,049	162,383
View, Inc.*	5,100	4,921
		1,070,686
Chemicals — 2.1%
AdvanSix, Inc.	900	34,218
American Vanguard Corp.	1,078	23,403
Amyris, Inc.*	7,200	11,016
Avient Corp.	3,155	106,513
Balchem Corp.	1,117	136,397
Cabot Corp.	1,900	126,996
Codexis, Inc.*	2,000	9,320
Danimer Scientific, Inc.*	3,200	5,728
Diversey Holdings Ltd.*	2,600	11,076
Ecovyst, Inc.*	2,400	21,264
H.B. Fuller Co.	1,880	134,646
Hawkins, Inc.	698	26,943
Ingevity Corp.*	1,300	91,572
Innospec, Inc.	900	92,574
Intrepid Potash, Inc.*	370	10,682
Koppers Holdings, Inc.	620	17,484
Kronos Worldwide, Inc.	900	8,460
Lightwave Logic, Inc.*	3,700	15,947
Livent Corp.*	5,600	111,272
Mativ Holdings, Inc.	1,955	40,859
Minerals Technologies, Inc.	1,128	68,492
Origin Materials, Inc.*	3,500	16,135
Orion Engineered Carbons S.A.	2,100	37,401
Perimeter Solutions S.A.*	4,000	36,560
Quaker Chemical Corp.	472	78,777
Rayonier Advanced Materials, Inc.*	1,900	18,240
Rogers Corp.*	634	75,661
Sensient Technologies Corp.	1,458	106,317

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Stepan Co.	735	$ 78,248
Trinseo PLC	1,200	27,252
Tronox Holdings PLC, Class A	4,000	54,840
Unifi, Inc.*	460	3,961
Valhi, Inc.	100	2,200
		1,640,454
Coal — 0.5%
Alpha Metallurgical Resources, Inc.	500	73,195
Arch Resources, Inc.	540	77,106
CONSOL Energy, Inc.	1,200	78,000
NACCO Industries, Inc., Class A	100	3,800
Peabody Energy Corp.*	4,000	105,680
Ramaco Resources, Inc.	700	6,153
SunCoke Energy, Inc.	2,541	21,929
Warrior Met Coal, Inc.	1,700	58,888
		424,751
Commercial Services — 5.2%
2U, Inc.*	2,300	14,421
ABM Industries, Inc.	2,339	103,898
Adtalem Global Education, Inc.*	1,500	53,250
AirSculpt Technologies, Inc.	300	1,110
Alarm.com Holdings, Inc.*	1,700	84,116
Alight, Inc., Class A*	11,800	98,648
Alta Equipment Group, Inc.	700	9,233
American Public Education, Inc.*	655	8,050
AMN Healthcare Services, Inc.*	1,509	155,155
API Group Corp.*	7,300	137,313
Arlo Technologies, Inc.*	3,033	10,646
ASGN, Inc.*	1,695	138,109
Bakkt Holdings, Inc.*	1,900	2,261
Barrett Business Services, Inc.	242	22,574
Bird Global, Inc., Class A*	5,600	1,009
BrightView Holdings, Inc.*	1,415	9,749
Carriage Services, Inc.	500	13,770
Cass Information Systems, Inc.	498	22,818
CBIZ, Inc.*	1,640	76,834
Chegg, Inc.*	4,300	108,661
Cimpress PLC*	619	17,091
Cipher Mining, Inc.*	2,100	1,176
CoreCivic, Inc.*	4,200	48,552
CorVel Corp.*	299	43,454
Coursera, Inc.*	4,100	48,503
CRA International, Inc.	274	33,546
Cross Country Healthcare, Inc.*	1,284	34,116
Custom Truck One Source, Inc.*	2,100	13,272
Deluxe Corp.	1,507	25,589
Distribution Solutions Group, Inc.*	200	7,372
Ennis, Inc.	858	19,013
European Wax Center, Inc., Class A	800	9,960
EVERTEC, Inc.	2,239	72,499
Evo Payments, Inc., Class A*	1,700	57,528
First Advantage Corp.*	1,900	24,700
Forrester Research, Inc.*	375	13,410
Franklin Covey Co.*	397	18,568
	Number of Shares	Value†

Commercial Services — (continued)
Graham Holdings Co., Class B	130	$ 78,547
Green Dot Corp., Class A*	1,727	27,321
Healthcare Services Group, Inc.	2,580	30,960
HealthEquity, Inc.*	2,900	178,756
Heidrick & Struggles International, Inc.	769	21,509
Herc Holdings, Inc.	896	117,887
Huron Consulting Group, Inc.*	728	52,853
I3 Verticals, Inc., Class A*	800	19,472
ICF International, Inc.	648	64,184
Information Services Group, Inc.	1,200	5,520
Insperity, Inc.	1,273	144,613
John Wiley & Sons, Inc., Class A	1,500	60,090
Kelly Services, Inc., Class A	1,314	22,207
Kforce, Inc.	686	37,613
Korn Ferry	1,890	95,672
Landec Corp.*	718	4,653
Laureate Education, Inc., Class A	4,600	44,252
Legalzoom.com, Inc.*	3,200	24,768
LiveRamp Holdings, Inc.*	2,367	55,482
Marathon Digital Holdings, Inc.*	3,600	12,312
Medifast, Inc.	376	43,372
MoneyGram International, Inc.*	3,000	32,670
Moneylion, Inc.*	4,700	2,914
Monro, Inc.	1,137	51,392
Multiplan Corp.*	12,800	14,720
National Research Corp.	487	18,165
Paya Holdings, Inc.*	2,800	22,036
Payoneer Global, Inc.*	7,100	38,837
Paysafe Ltd.*	917	12,732
Perdoceo Education Corp.*	2,300	31,970
PFSweb, Inc.	500	3,075
Priority Technology Holdings, Inc.*	600	3,156
PROG Holdings, Inc.*	1,667	28,156
Progyny, Inc.*	2,600	80,990
Quad/Graphics, Inc.*	1,100	4,488
R1 RCM, Inc.*	5,100	55,845
Remitly Global, Inc.*	3,400	38,930
Rent the Runway, Inc., Class A*	2,000	6,100
Rent-A-Center, Inc.	1,753	39,530
Repay Holdings Corp.*	3,100	24,955
Resources Connection, Inc.	1,222	22,460
Riot Blockchain, Inc.*	4,900	16,611
Sabre Corp.*	11,400	70,452
ShotSpotter, Inc.*	300	10,149
SP Plus Corp.*	793	27,533
Spire Global, Inc.*	4,100	3,936
Sterling Check Corp.*	900	13,923
StoneCo Ltd., Class A*	9,600	90,624
Strategic Education, Inc.	752	58,897
Stride, Inc.*	1,352	42,291
Target Hospitality Corp.*	1,100	16,654
Textainer Group Holdings Ltd.	1,512	46,887
The Aaron's Co., Inc.	1,100	13,145
The Brink's Co.	1,610	86,473
The Hackett Group, Inc.	1,016	20,696

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Transcat, Inc.*	300	$ 21,261
TriNet Group, Inc.*	1,300	88,140
Triton International Ltd.	2,093	143,956
TrueBlue, Inc.*	1,076	21,068
Udemy, Inc.*	2,400	25,320
Universal Technical Institute, Inc.*	1,100	7,392
V2X, Inc.*	400	16,516
Viad Corp.*	671	16,366
Vivint Smart Home, Inc.*	3,100	36,890
Willdan Group, Inc.*	300	5,355
WW International, Inc.*	1,700	6,562
ZipRecruiter, Inc., Class A*	2,600	42,692
		4,184,927
Computers — 1.9%
3D Systems Corp.*	4,200	31,080
Cantaloupe, Inc.*	2,000	8,700
Cerberus Cyber Sentinel Corp.*	1,500	3,825
Conduent, Inc.*	5,800	23,490
Corsair Gaming, Inc.*	1,400	18,998
Desktop Metal, Inc., Class A*	9,584	13,034
Diebold Nixdorf, Inc.*	2,500	3,550
ExlService Holdings, Inc.*	1,131	191,625
Grid Dynamics Holdings, Inc.*	1,700	19,074
Insight Enterprises, Inc.*	1,143	114,609
Integral Ad Science Holding Corp.*	1,200	10,548
IronNet, Inc.*	2,100	483
KnowBe4, Inc., Class A*	2,600	64,428
Markforged Holding Corp.*	3,600	4,176
Maximus, Inc.	2,067	151,573
Mitek Systems, Inc.*	1,500	14,535
NetScout Systems, Inc.*	2,365	76,886
NextNav, Inc.*	1,600	4,688
OneSpan, Inc.*	1,528	17,098
PAR Technology Corp.*	900	23,463
Parsons Corp.*	1,200	55,500
Qualys, Inc.*	1,320	148,144
Rapid7, Inc.*	2,000	67,960
Rigetti Computing, Inc.*	1,000	729
Rimini Street, Inc.*	1,800	6,858
SecureWorks Corp., Class A*	500	3,195
Super Micro Computer, Inc.*	1,600	131,360
Telos Corp.*	2,100	10,689
Tenable Holdings, Inc.*	3,900	148,785
TTEC Holdings, Inc.	607	26,787
Unisys Corp.*	2,324	11,876
Varonis Systems, Inc.*	3,732	89,344
Velo3D, Inc.*	1,800	3,222
Vuzix Corp.*	2,000	7,280
		1,507,592
Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co.	1,800	69,372
elf Beauty, Inc.*	1,700	94,010
Inter Parfums, Inc.	624	60,228
The Beauty Health Co.*	3,400	30,940
	Number of Shares	Value†

Cosmetics & Personal Care — (continued)
The Honest Co., Inc.*	2,800	$ 8,428
		262,978
Distribution & Wholesale — 0.5%
A-Mark Precious Metals, Inc.	600	20,838
G-III Apparel Group Ltd.*	1,508	20,675
Global Industrial Co.	362	8,518
H&E Equipment Services, Inc.	1,059	48,078
Hudson Technologies, Inc.*	1,400	14,168
KAR Auction Services, Inc.*	4,100	53,505
MRC Global, Inc.*	2,900	33,582
Resideo Technologies, Inc.*	5,000	82,250
ScanSource, Inc.*	881	25,743
ThredUp, Inc., Class A*	1,900	2,489
Titan Machinery, Inc.*	723	28,725
Veritiv Corp.	500	60,855
VSE Corp.	308	14,439
		413,865
Diversified Financial Services — 2.6%
Amerant Bancorp, Inc.	900	24,156
Applied Digital Corp.*	3,300	6,072
Artisan Partners Asset Management, Inc., Class A	2,100	62,370
AssetMark Financial Holdings, Inc.*	800	18,400
Associated Capital Group, Inc., Class A	100	4,199
Atlanticus Holdings Corp.*	200	5,240
B Riley Financial, Inc.	700	23,940
BGC Partners, Inc., Class A	10,500	39,585
Blucora, Inc.*	1,596	40,746
Bread Financial Holdings, Inc.	1,700	64,022
Brightsphere Investment Group, Inc.	1,026	21,115
Brookfield Business Corp., Class A	800	15,032
Calamos Asset Management, Inc., Class A(1),*	469	0
Cohen & Steers, Inc.	917	59,201
Columbia Financial, Inc.*	1,100	23,782
Consumer Portfolio Services, Inc.*	500	4,425
Cowen, Inc., Class A	947	36,573
Cryptyde, Inc.*	600	115
Curo Group Holdings Corp.	900	3,195
Diamond Hill Investment Group, Inc.	107	19,797
Enact Holdings, Inc.	1,000	24,120
Encore Capital Group, Inc.*	797	38,208
Enova International, Inc.*	1,113	42,706
EZCORP, Inc., Class A*	1,766	14,393
Federal Agricultural Mortgage Corp., Class C	300	33,813
Federated Hermes, Inc.	2,900	105,299
Finance Of America Cos., Inc., Class A*	1,300	1,651
First Western Financial, Inc.*	300	8,445
Flywire Corp.*	2,100	51,387
Focus Financial Partners, Inc., Class A*	2,000	74,540
GCM Grosvenor, Inc., Class A	1,200	9,132
Hamilton Lane, Inc., Class A	1,300	83,044
Houlihan Lokey, Inc.	1,748	152,356

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
International Money Express, Inc.*	1,200	$ 29,244
LendingClub Corp.*	3,560	31,328
LendingTree, Inc.*	377	8,041
Moelis & Co., Class A	2,200	84,414
Mr. Cooper Group, Inc.*	2,492	100,004
Navient Corp.	3,900	64,155
Nelnet, Inc., Class A	499	45,284
NerdWallet, Inc., Class A*	800	7,680
Oportun Financial Corp.*	700	3,857
Oppenheimer Holdings, Inc., Class A	338	14,308
PennyMac Financial Services, Inc.	1,000	56,660
Perella Weinberg Partners	1,500	14,700
Piper Sandler Cos.	587	76,422
PJT Partners, Inc., Class A	800	58,952
PRA Group, Inc.*	1,348	45,535
Radian Group, Inc.	5,503	104,942
Regional Management Corp.	300	8,424
Sculptor Capital Management, Inc.	1,200	10,392
Silvercrest Asset Management Group, Inc., Class A	300	5,631
StepStone Group, Inc., Class A	1,800	45,324
StoneX Group, Inc.*	593	56,513
Sunlight Financial Holdings, Inc.*	1,400	1,806
Velocity Financial, Inc.*	400	3,860
Victory Capital Holdings, Inc., Class A	500	13,415
Virtus Investment Partners, Inc.	236	45,180
WisdomTree Investments, Inc.	4,900	26,705
World Acceptance Corp.*	150	9,891
		2,083,726
Electric — 1.7%
ALLETE, Inc.	1,951	125,859
Altus Power, Inc.*	1,400	9,128
Ameresco, Inc., Class A*	1,100	62,854
Avista Corp.	2,639	117,013
Black Hills Corp.	2,248	158,124
Clearway Energy, Inc., Class A	1,200	35,904
Clearway Energy, Inc., Class C	2,800	89,236
FTC Solar, Inc.*	1,600	4,288
MGE Energy, Inc.	1,242	87,437
NorthWestern Corp.	1,980	117,493
Ormat Technologies, Inc.	1,700	147,016
Otter Tail Corp.	1,392	81,724
PNM Resources, Inc.	2,910	141,979
Portland General Electric Co.	3,056	149,744
Unitil Corp.	563	28,916
Via Renewables, Inc.	400	2,044
		1,358,759
Electrical Components & Equipment — 0.8%
Belden, Inc.	1,455	104,615
Blink Charging Co.*	1,200	13,164
Encore Wire Corp.	671	92,303
Energizer Holdings, Inc.	2,400	80,520
EnerSys	1,423	105,074
ESS Tech, Inc.*	2,600	6,318
	Number of Shares	Value†

Electrical Components & Equipment — (continued)
Insteel Industries, Inc.	691	$ 19,016
nLight, Inc.*	1,300	13,182
Novanta, Inc.*	1,243	168,887
Powell Industries, Inc.	329	11,574
		614,653
Electronics — 1.8%
Advanced Energy Industries, Inc.	1,293	110,914
Akoustis Technologies, Inc.*	2,000	5,640
Allied Motion Technologies, Inc.	500	17,405
Atkore, Inc.*	1,400	158,788
Badger Meter, Inc.	1,018	110,993
Benchmark Electronics, Inc.	1,113	29,706
Berkshire Grey, Inc.*	1,600	966
Brady Corp., Class A	1,557	73,335
Charge Enterprises, Inc.*	3,500	4,340
Comtech Telecommunications Corp.	952	11,557
CTS Corp.	1,063	41,903
Enovix Corp.*	3,600	44,784
Evolv Technologies Holdings, Inc.*	2,700	6,993
FARO Technologies, Inc.*	620	18,234
GoPro, Inc., Class A*	4,300	21,414
Identiv, Inc.*	800	5,792
Itron, Inc.*	1,600	81,040
Kimball Electronics, Inc.*	933	21,076
Knowles Corp.*	3,152	51,756
Mesa Laboratories, Inc.	186	30,915
MicroVision, Inc.*	5,100	11,985
Mirion Technologies, Inc.*	4,500	29,745
Napco Security Technologies, Inc.*	1,000	27,480
OSI Systems, Inc.*	557	44,293
Plexus Corp.*	1,003	103,239
Sanmina Corp.*	2,026	116,070
Stoneridge, Inc.*	873	18,822
TTM Technologies, Inc.*	3,429	51,709
Turtle Beach Corp.*	500	3,585
Vicor Corp.*	722	38,807
Vishay Intertechnology, Inc.	4,600	99,222
Vishay Precision Group, Inc.*	500	19,325
		1,411,833
Energy-Alternate Sources — 0.8%
Aemetis, Inc.*	900	3,564
Alto Ingredients, Inc.*	2,600	7,488
Array Technologies, Inc.*	5,300	102,449
Cleanspark, Inc.*	1,200	2,448
Energy Vault Holdings, Inc.*	2,500	7,800
Eneti, Inc.	700	7,035
Fluence Energy, Inc.*	1,200	20,580
FuelCell Energy, Inc.*	14,600	40,588
FutureFuel Corp.	800	6,504
Gevo, Inc.*	6,400	12,160
Green Plains, Inc.*	1,867	56,944
Heliogen, Inc.*	3,100	2,164
Montauk Renewables, Inc.*	2,100	23,163
REX American Resources Corp.*	576	18,351

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Energy-Alternate Sources — (continued)
Shoals Technologies Group, Inc., Class A*	4,800	$ 118,416
Stem, Inc.*	5,000	44,700
Sunnova Energy International, Inc.*	3,500	63,035
SunPower Corp.*	2,800	50,484
TPI Composites, Inc.*	1,400	14,196
		602,069
Engineering & Construction — 1.7%
908 Devices, Inc.*	800	6,096
Arcosa, Inc.	1,700	92,378
Atlas Technical Consultants, Inc.*	500	2,575
Comfort Systems USA, Inc.	1,227	141,203
Concrete Pumping Holdings, Inc.*	1,100	6,435
Construction Partners, Inc., Class A*	1,400	37,366
Dycom Industries, Inc.*	1,053	98,561
EMCOR Group, Inc.	1,649	244,233
Exponent, Inc.	1,780	176,380
Fluor Corp.*	4,900	169,834
Frontdoor, Inc.*	2,900	60,320
Granite Construction, Inc.	1,633	57,269
Great Lakes Dredge & Dock Corp.*	2,351	13,989
IES Holdings, Inc.*	300	10,671
Latham Group, Inc.*	1,500	4,830
MYR Group, Inc.*	583	53,677
NV5 Global, Inc.*	454	60,073
Primoris Services Corp.	1,790	39,273
Sterling Infrastructure, Inc.*	1,000	32,800
Tutor Perini Corp.*	1,397	10,547
		1,318,510
Entertainment — 1.0%
Accel Entertainment, Inc.*	2,000	15,400
Bally's Corp.*	1,250	24,225
Cinemark Holdings, Inc.*	3,800	32,908
Everi Holdings, Inc.*	3,100	44,485
Golden Entertainment, Inc.*	700	26,180
IMAX Corp.*	1,800	26,388
International Game Technology PLC	3,300	74,844
Liberty Media Corp.-Liberty Braves, Class A*	300	9,801
Liberty Media Corp.-Liberty Braves, Class C*	1,300	41,899
Light & Wonder, Inc.*	3,300	193,380
Lions Gate Entertainment Corp., Class A*	1,900	10,849
Lions Gate Entertainment Corp., Class B*	3,800	20,634
Madison Square Garden Entertainment Corp.*	837	37,640
Monarch Casino & Resort, Inc.*	485	37,292
NEOGAMES S.A.*	400	4,876
RCI Hospitality Holdings, Inc.	300	27,957
Red Rock Resorts, Inc., Class A	1,800	72,018
Reservoir Media, Inc.*	700	4,179
Rush Street Interactive, Inc.*	1,800	6,462
	Number of Shares	Value†

Entertainment — (continued)
SeaWorld Entertainment, Inc.*	1,400	$ 74,914
		786,331
Environmental Control — 0.6%
Casella Waste Systems, Inc., Class A*	1,700	134,827
Centrus Energy Corp., Class A*	400	12,992
Energy Recovery, Inc.*	2,000	40,980
Evoqua Water Technologies Corp.*	4,100	162,360
Harsco Corp.*	2,500	15,725
Heritage-Crystal Clean, Inc.*	600	19,488
Li-Cycle Holdings Corp.*	4,300	20,468
Montrose Environmental Group, Inc.*	900	39,951
Pure Cycle Corp.*	800	8,384
PureCycle Technologies, Inc.*	3,500	23,660
		478,835
Food — 1.6%
B&G Foods, Inc.	2,472	27,563
Beyond Meat, Inc.*	2,200	27,082
Calavo Growers, Inc.	551	16,199
Cal-Maine Foods, Inc.	1,346	73,290
HF Foods Group, Inc.*	1,300	5,278
Hostess Brands, Inc.*	4,700	105,468
Ingles Markets, Inc., Class A	504	48,616
J & J Snack Foods Corp.	533	79,795
John B Sanfilippo & Son, Inc.	300	24,396
Krispy Kreme, Inc.	2,300	23,736
Lancaster Colony Corp.	677	133,572
Mission Produce, Inc.*	1,300	15,106
Natural Grocers by Vitamin Cottage, Inc.	400	3,656
Seneca Foods Corp., Class A*	211	12,860
SpartanNash Co.	1,330	40,219
Sprouts Farmers Market, Inc.*	3,800	123,006
SunOpta, Inc.*	3,200	27,008
Tattooed Chef, Inc.*	1,600	1,968
The Chefs' Warehouse, Inc.*	1,150	38,272
The Hain Celestial Group, Inc.*	3,200	51,776
The Simply Good Foods Co.*	3,100	117,893
Tootsie Roll Industries, Inc.	566	24,095
TreeHouse Foods, Inc.*	1,700	83,946
United Natural Foods, Inc.*	2,000	77,420
Utz Brands, Inc.	2,300	36,478
Village Super Market, Inc., Class A	268	6,242
Weis Markets, Inc.	566	46,576
Whole Earth Brands, Inc.*	1,300	5,291
		1,276,807
Food Service — 0.0%
Sovos Brands, Inc.*	1,300	18,681
Forest Products & Paper — 0.2%
Clearwater Paper Corp.*	578	21,854
Glatfelter Corp.	1,359	3,778
Resolute Forest Products, Inc.*	1,500	32,385

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Forest Products & Paper — (continued)
Sylvamo Corp.	1,200	$ 58,308
		116,325
Gas — 1.2%
Brookfield Infrastructure Corp., Class A	3,350	130,315
Chesapeake Utilities Corp.	585	69,135
New Jersey Resources Corp.	3,364	166,922
Northwest Natural Holding Co.	1,150	54,729
ONE Gas, Inc.	1,900	143,868
South Jersey Industries, Inc.	4,180	148,515
Southwest Gas Holdings, Inc.	2,286	141,458
Spire, Inc.	1,756	120,918
		975,860
Hand & Machine Tools — 0.3%
Cadre Holdings, Inc.	700	14,098
Enerpac Tool Group Corp.	2,106	53,598
Franklin Electric Co., Inc.	1,570	125,207
Kennametal, Inc.	2,900	69,774
Luxfer Holdings PLC	1,000	13,720
		276,397
Healthcare Products — 3.8%
Adaptive Biotechnologies Corp.*	3,600	27,504
Akoya Biosciences, Inc.*	700	6,699
Alphatec Holdings, Inc.*	2,300	28,405
AngioDynamics, Inc.*	1,158	15,946
Artivion, Inc.*	1,399	16,956
AtriCure, Inc.*	1,600	71,008
Atrion Corp.	44	24,616
Avanos Medical, Inc.*	1,700	46,002
Axogen, Inc.*	1,200	11,976
Axonics, Inc.*	1,700	106,301
BioLife Solutions, Inc.*	1,100	20,020
Bionano Genomics, Inc.*	9,200	13,432
Bioventus, Inc., Class A*	1,095	2,858
Butterfly Network, Inc.*	4,700	11,562
Cardiovascular Systems, Inc.*	1,500	20,430
CareDx, Inc.*	1,700	19,397
Castle Biosciences, Inc.*	900	21,186
Cerus Corp.*	6,200	22,630
CONMED Corp.	983	87,133
Cue Health, Inc.*	3,500	7,245
Cutera, Inc.*	600	26,532
Glaukos Corp.*	1,551	67,748
Haemonetics Corp.*	1,741	136,930
Inari Medical, Inc.*	1,700	108,052
Inogen, Inc.*	900	17,739
Inspire Medical Systems, Inc.*	985	248,102
Integer Holdings Corp.*	1,113	76,196
iRadimed Corp.	200	5,658
iRhythm Technologies, Inc.*	1,032	96,667
Lantheus Holdings, Inc.*	2,406	122,610
LeMaitre Vascular, Inc.	700	32,214
LivaNova PLC*	1,900	105,526
MaxCyte, Inc.*	3,100	16,926
	Number of Shares	Value†

Healthcare Products — (continued)
Meridian Bioscience, Inc.*	1,560	$ 51,807
Merit Medical Systems, Inc.*	1,975	139,474
MiMedx Group, Inc.*	3,700	10,286
NanoString Technologies, Inc.*	1,500	11,955
Nautilus Biotechnology, Inc.*	1,600	2,880
Neogen Corp.*	7,638	116,327
Nevro Corp.*	1,257	49,777
NuVasive, Inc.*	1,806	74,479
OmniAb, Inc.*	2,863	8,924
Omnicell, Inc.*	1,517	76,487
OraSure Technologies, Inc.*	2,201	10,609
Orthofix Medical, Inc.*	571	11,723
OrthoPediatrics Corp.*	500	19,865
Pacific Biosciences of California, Inc.*	7,800	63,804
Paragon 28, Inc.*	1,500	28,665
Patterson Cos., Inc.	3,000	84,090
PROCEPT BioRobotics Corp.*	900	37,386
Pulmonx Corp.*	1,300	10,959
Quanterix Corp.*	1,000	13,850
Quantum-Si, Inc.*	3,000	5,490
RxSight, Inc.*	800	10,136
SeaSpine Holdings Corp.*	1,000	8,350
Shockwave Medical, Inc.*	1,226	252,078
SI-BONE, Inc.*	1,300	17,680
Silk Road Medical, Inc.*	1,300	68,705
SomaLogic, Inc.*	4,900	12,299
STAAR Surgical Co.*	1,656	80,382
Surmodics, Inc.*	473	16,139
Tactile Systems Technology, Inc.*	600	6,888
Treace Medical Concepts, Inc.*	1,300	29,887
Utah Medical Products, Inc.	100	10,053
Varex Imaging Corp.*	1,200	24,360
Vicarious Surgical, Inc.*	1,800	3,636
ViewRay, Inc.*	5,700	25,536
Zimvie, Inc.*	700	6,538
Zynex, Inc.	660	9,181
		3,052,891
Healthcare Services — 1.5%
23andMe Holding Co., Class A*	8,800	19,008
Accolade, Inc.*	2,200	17,138
Addus HomeCare Corp.*	600	59,694
Agiliti, Inc.*	1,100	17,941
American Well Corp., Class A*	8,000	22,640
ATI Physical Therapy, Inc.*	2,400	732
Aveanna Healthcare Holdings, Inc.*	1,400	1,092
Babylon Holdings Ltd., Class A*	144	972
Bright Health Group, Inc.*	7,700	5,004
Brookdale Senior Living, Inc.*	6,300	17,199
Cano Health, Inc.*	5,300	7,261
CareMax, Inc.*	1,900	6,935
Clover Health Investments Corp.*	12,500	11,619
Community Health Systems, Inc.*	4,100	17,712
DocGo, Inc.*	2,600	18,382
Fulgent Genetics, Inc.*	700	20,846

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
Innovage Holding Corp.*	700	$ 5,026
Inotiv, Inc.*	500	2,470
Invitae Corp.*	8,500	15,810
LHC Group, Inc.*	1,039	167,996
LifeStance Health Group, Inc.*	2,600	12,844
Medpace Holdings, Inc.*	869	184,584
ModivCare, Inc.*	500	44,865
Nano-X Imaging Ltd.*	1,400	10,332
National HealthCare Corp.	406	24,157
OPKO Health, Inc.*	14,501	18,126
Oscar Health, Inc., Class A*	3,900	9,594
P3 Health Partners, Inc.*	800	1,472
Pediatrix Medical Group, Inc.*	2,900	43,094
RadNet, Inc.*	1,600	30,128
Science 37 Holdings, Inc.*	2,000	830
Select Medical Holdings Corp.	3,700	91,871
Sema4 Holdings Corp.*	5,200	1,372
Surgery Partners, Inc.*	1,700	47,362
The Ensign Group, Inc.	1,880	177,867
The Joint Corp.*	500	6,990
The Oncology Institute, Inc.*	1,700	2,805
The Pennant Group, Inc.*	740	8,125
Thorne HealthTech, Inc.*	500	1,815
U.S. Physical Therapy, Inc.	455	36,869
		1,190,579
Holding Companies — 0.0%
Professional Holding Corp., Class A*	400	11,096
Home Builders — 1.3%
Beazer Homes USA, Inc.*	924	11,790
Cavco Industries, Inc.*	313	70,816
Century Communities, Inc.	1,000	50,010
Dream Finders Homes, Inc., Class A*	700	6,062
Forestar Group, Inc.*	460	7,089
Green Brick Partners, Inc.*	1,000	24,230
Hovnanian Enterprises, Inc., Class A*	200	8,416
Installed Building Products, Inc.	829	70,963
KB Home	2,800	89,180
Landsea Homes Corp.*	700	3,647
LCI Industries	891	82,373
LGI Homes, Inc.*	700	64,820
M/I Homes, Inc.*	936	43,225
MDC Holdings, Inc.	2,059	65,064
Meritage Homes Corp.*	1,290	118,938
Skyline Champion Corp.*	1,800	92,718
Taylor Morrison Home Corp.*	3,800	115,330
Tri Pointe Homes, Inc.*	3,600	66,924
Winnebago Industries, Inc.	1,122	59,129
		1,050,724
Home Furnishings — 0.4%
Aterian, Inc.*	3,000	2,311
Ethan Allen Interiors, Inc.	828	21,876
iRobot Corp.*	880	42,354
MillerKnoll, Inc.	2,628	55,214
	Number of Shares	Value†

Home Furnishings — (continued)
Purple Innovation, Inc.*	1,700	$ 8,143
Sleep Number Corp.*	772	20,057
Snap One Holdings Corp.*	400	2,964
Sonos, Inc.*	4,300	72,670
The Lovesac Co.*	400	8,804
Traeger, Inc.*	700	1,974
Universal Electronics, Inc.*	400	8,324
Vizio Holding Corp., Class A*	2,200	16,302
Weber, Inc., Class A	1,200	9,660
Xperi, Inc.*	1,501	12,924
		283,577
Household Products & Wares — 0.3%
ACCO Brands Corp.	2,893	16,172
Central Garden & Pet Co.*	300	11,235
Central Garden & Pet Co., Class A*	1,402	50,192
Helen of Troy Ltd.*	817	90,613
Quanex Building Products Corp.	1,025	24,272
WD-40 Co.	464	74,801
		267,285
Housewares — 0.0%
Lifetime Brands, Inc.	400	3,036
Tupperware Brands Corp.*	1,700	7,038
		10,074
Insurance — 2.4%
Ambac Financial Group, Inc.*	1,500	26,160
American Equity Investment Life Holding Co.	2,476	112,955
AMERISAFE, Inc.	608	31,598
Argo Group International Holdings Ltd.	1,032	26,677
BRP Group, Inc., Class A*	2,100	52,794
CNO Financial Group, Inc.	3,993	91,240
Crawford & Co., Class A	700	3,892
Doma Holdings, Inc.*	4,500	2,038
Donegal Group, Inc., Class A	683	9,699
eHealth, Inc.*	720	3,485
Employers Holdings, Inc.	882	38,041
Enstar Group Ltd.*	394	91,030
Essent Group Ltd.	3,700	143,856
Genworth Financial, Inc., Class A*	17,000	89,930
Goosehead Insurance, Inc., Class A*	700	24,038
Greenlight Capital Re Ltd., Class A*	1,128	9,193
HCI Group, Inc.	300	11,877
Hippo Holdings, Inc.*	632	8,595
Horace Mann Educators Corp.	1,380	51,571
Investors Title Co.	39	5,754
Jackson Financial, Inc., Class A	2,600	90,454
James River Group Holdings Ltd.	1,300	27,183
Kinsale Capital Group, Inc.	743	194,309
Lemonade, Inc.*	1,700	23,256
MBIA, Inc.*	1,700	21,845
Mercury General Corp.	900	30,780
National Western Life Group, Inc., Class A	74	20,794

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
NI Holdings, Inc.*	200	$ 2,654
NMI Holdings, Inc., Class A*	3,000	62,700
Palomar Holdings, Inc.*	900	40,644
ProAssurance Corp.	1,800	31,446
RLI Corp.	1,362	178,790
Root, Inc.*	655	2,941
Safety Insurance Group, Inc.	482	40,613
Selective Insurance Group, Inc.	2,075	183,866
Selectquote, Inc.*	4,300	2,889
SiriusPoint Ltd.*	2,700	15,930
Stewart Information Services Corp.	908	38,799
Tiptree, Inc.	1,000	13,840
Trean Insurance Group, Inc.*	500	3,000
Trupanion, Inc.*	1,329	63,167
United Fire Group, Inc.	680	18,605
Universal Insurance Holdings, Inc.	951	10,071
		1,952,999
Internet — 1.6%
1-800-Flowers.com, Inc., Class A*	937	8,958
1stdibs.com, Inc.*	900	4,572
Allbirds, Inc., Class A*	3,100	7,502
BARK, Inc.*	3,200	4,768
Blade Air Mobility, Inc.*	1,800	6,444
Bumble, Inc., Class A*	3,000	63,150
Cargurus, Inc.*	3,500	49,035
CarParts.com, Inc.*	1,600	10,016
Cars.com, Inc.*	2,600	35,802
Cogent Communications Holdings, Inc.	1,519	86,705
ContextLogic, Inc., Class A*	18,600	9,071
Couchbase, Inc.*	900	11,934
DHI Group, Inc.*	1,400	7,406
Edgio, Inc.*	4,172	4,714
ePlus, Inc.*	942	41,712
Eventbrite, Inc., Class A*	2,500	14,650
EverQuote, Inc., Class A*	700	10,318
Figs, Inc., Class A*	4,200	28,266
Focus Universal, Inc.*	600	3,846
fuboTV, Inc.*	6,800	11,832
Gambling.com Group Ltd.*	300	2,745
Groupon, Inc.*	850	7,293
HealthStream, Inc.*	900	22,356
Innovid Corp.*	2,600	4,446
Lands' End, Inc.*	500	3,795
Liquidity Services, Inc.*	735	10,334
Lulu's Fashion Lounge Holdings, Inc.*	600	1,506
Magnite, Inc.*	4,706	49,837
Marqeta, Inc., Class A*	14,800	90,428
MediaAlpha, Inc., Class A*	1,000	9,950
Nerdy, Inc.*	1,800	4,050
Open Lending Corp., Class A*	3,400	22,950
OptimizeRx Corp.*	600	10,080
Overstock.com, Inc.*	1,400	27,104
Perficient, Inc.*	1,145	79,955
Poshmark, Inc., Class A*	1,500	26,820
	Number of Shares	Value†

Internet — (continued)
Q2 Holdings, Inc.*	1,900	$ 51,053
QuinStreet, Inc.*	1,715	24,610
Revolve Group, Inc.*	1,400	31,164
Rover Group, Inc.*	3,000	11,010
RumbleON, Inc., Class B*	300	1,941
Shutterstock, Inc.	800	42,176
Solo Brands, Inc., Class A*	500	1,860
Squarespace, Inc., Class A*	1,000	22,170
Stitch Fix, Inc., Class A*	2,600	8,086
TechTarget, Inc.*	900	39,654
The Arena Group Holdings, Inc.*	400	4,244
The RealReal, Inc.*	2,600	3,250
TrueCar, Inc.*	3,500	8,785
Tucows, Inc., Class A*	300	10,176
Upwork, Inc.*	4,100	42,804
Vacasa, Inc., Class A*	3,800	4,788
Vivid Seats, Inc., Class A*	800	5,840
Yelp, Inc.*	2,400	65,616
Ziff Davis, Inc.*	1,605	126,955
		1,300,532
Investment Companies — 0.1%
Cannae Holdings, Inc.*	2,500	51,625
Compass Diversified Holdings	2,000	36,460
		88,085
Iron & Steel — 0.5%
ATI, Inc.*	4,400	131,384
Carpenter Technology Corp.	1,600	59,104
Commercial Metals Co.	4,100	198,030
Haynes International, Inc.	364	16,631
Schnitzer Steel Industries, Inc., Class A	900	27,585
		432,734
Leisure Time — 0.5%
Acushnet Holdings Corp.	1,200	50,952
Bowlero Corp.*	1,300	17,524
Camping World Holdings, Inc., Class A	1,400	31,248
Clarus Corp.	902	7,072
F45 Training Holdings, Inc.*	1,200	3,420
Johnson Outdoors, Inc., Class A	168	11,108
Life Time Group Holdings, Inc.*	1,300	15,548
Lindblad Expeditions Holdings, Inc.*	1,100	8,470
Malibu Boats, Inc., Class A*	700	37,310
Marine Products Corp.	88	1,036
MasterCraft Boat Holdings, Inc.*	700	18,109
OneSpaWorld Holdings Ltd.*	2,500	23,325
Topgolf Callaway Brands Corp.*	4,746	93,733
Virgin Galactic Holdings, Inc.*	8,800	30,624
Vista Outdoor, Inc.*	1,900	46,303
Xponential Fitness, Inc., Class A*	500	11,465
		407,247
Lodging — 0.2%
Century Casinos, Inc.*	1,100	7,733
Full House Resorts, Inc.*	1,200	9,024
Hilton Grand Vacations, Inc.*	3,100	119,474

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — (continued)
Sonder Holdings, Inc.*	6,500	$ 8,060
The Marcus Corp.	733	10,548
		154,839
Machinery — Construction & Mining — 0.4%
Argan, Inc.	436	16,080
Astec Industries, Inc.	798	32,447
Babcock & Wilcox Enterprises, Inc.*	2,000	11,540
Bloom Energy Corp., Class A*	6,300	120,456
Hyster-Yale Materials Handling, Inc.	344	8,707
NuScale Power Corp.*	1,300	13,338
Terex Corp.	2,300	98,256
The Manitowoc Co., Inc.*	1,025	9,389
Transphorm, Inc.*	700	3,808
Volta, Inc.*	4,000	1,421
		315,442
Machinery — Diversified — 1.8%
Alamo Group, Inc.	362	51,259
Albany International Corp., Class A	1,132	111,604
Altra Industrial Motion Corp.	2,303	137,604
Applied Industrial Technologies, Inc.	1,382	174,173
Cactus, Inc., Class A	2,000	100,520
Chart Industries, Inc.*	1,494	172,154
CIRCOR International, Inc.*	635	15,215
Columbus McKinnon Corp.	885	28,736
CSW Industrials, Inc.	481	55,762
DXP Enterprises, Inc.*	522	14,381
Eastman Kodak Co.*	1,600	4,880
GrafTech International Ltd.	6,600	31,416
Hydrofarm Holdings Group, Inc.*	1,300	2,015
Ichor Holdings Ltd.*	900	24,138
Kadant, Inc.	402	71,407
Lindsay Corp.	388	63,186
Mueller Water Products, Inc., Class A	5,492	59,094
Sarcos Technology and Robotics Corp.*	2,500	1,403
Tennant Co.	636	39,159
The Gorman-Rupp Co.	751	19,241
Thermon Group Holdings, Inc.*	1,100	22,088
Watts Water Technologies, Inc., Class A	935	136,725
Zurn Elkay Water Solutions Corp.	4,200	88,830
		1,424,990
Media — 0.5%
AMC Networks, Inc., Class A*	1,000	15,670
Audacy, Inc.*	3,100	698
Cumulus Media, Inc., Class A*	600	3,726
Gannett Co., Inc.*	4,253	8,634
Gray Television, Inc.	3,000	33,570
iHeartMedia, Inc., Class A*	4,300	26,359
Liberty Latin America Ltd., Class A*	1,400	10,542
Liberty Latin America Ltd., Class C*	5,252	39,915
Scholastic Corp.	1,056	41,670
Sinclair Broadcast Group, Inc., Class A	1,400	21,714
TEGNA, Inc.	7,700	163,163
The E.W. Scripps Co., Class A*	1,829	24,124
	Number of Shares	Value†

Media — (continued)
Thryv Holdings, Inc.*	800	$ 15,200
WideOpenWest, Inc.*	1,800	16,398
		421,383
Metal Fabricate/Hardware — 0.9%
AZZ, Inc.	876	35,215
Helios Technologies, Inc.	1,159	63,096
Hillman Solutions Corp.*	4,400	31,724
Janus International Group, Inc.*	2,700	25,704
Mueller Industries, Inc.	1,988	117,292
Northwest Pipe Co.*	300	10,110
Olympic Steel, Inc.	331	11,115
Omega Flex, Inc.	124	11,572
Proto Labs, Inc.*	899	22,952
RBC Bearings, Inc.*	981	205,372
Ryerson Holding Corp.	600	18,156
Standex International Corp.	400	40,964
TimkenSteel Corp.*	1,700	30,889
Tredegar Corp.	761	7,777
Worthington Industries, Inc.	1,084	53,886
Xometry, Inc., Class A*	1,200	38,676
		724,500
Mining — 0.7%
5E Advanced Materials, Inc.*	1,100	8,668
Arconic Corp.*	3,600	76,176
Century Aluminum Co.*	1,754	14,348
Coeur Mining, Inc.*	10,028	33,694
Compass Minerals International, Inc.	1,200	49,200
Constellium S.E.*	4,400	52,052
Dakota Gold Corp.*	1,700	5,185
Energy Fuels, Inc.*	5,400	33,534
Ferroglobe PLC(1),*	2,414	0
Hecla Mining Co.	19,491	108,370
Hycroft Mining Holding Corp.*	4,900	2,607
Ivanhoe Electric, Inc.*	500	6,075
Kaiser Aluminum Corp.	516	39,195
Novagold Resources, Inc.*	8,400	50,232
Piedmont Lithium, Inc.*	600	26,412
PolyMet Mining Corp.*	1,700	4,505
United States Lime & Minerals, Inc.	90	12,669
Uranium Energy Corp.*	11,600	45,008
Ur-Energy, Inc.*	7,000	8,050
		575,980
Miscellaneous Manufacturing — 1.2%
AMMO, Inc.*	3,600	6,228
Chase Corp.	261	22,514
EnPro Industries, Inc.	717	77,931
ESCO Technologies, Inc.	934	81,762
Fabrinet*	1,300	166,686
Federal Signal Corp.	2,143	99,585
Hillenbrand, Inc.	2,444	104,285
John Bean Technologies Corp.	1,100	100,463
LSB Industries, Inc.*	2,700	35,910
Materion Corp.	757	66,245

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Myers Industries, Inc.	1,325	$ 29,455
NL Industries, Inc.	90	613
Park Aerospace Corp.	533	7,147
Sight Sciences, Inc.*	900	10,989
Smith & Wesson Brands, Inc.	1,579	13,706
Sturm Ruger & Co., Inc.	619	31,334
Trinity Industries, Inc.	2,800	82,796
		937,649
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	6,000	22,800
Xerox Holdings Corp.	4,100	59,860
		82,660
Office Furnishings — 0.1%
HNI Corp.	1,443	41,024
Interface, Inc.	1,995	19,691
Kimball International, Inc., Class B	1,244	8,086
Steelcase, Inc., Class A	3,131	22,136
		90,937
Oil & Gas — 4.1%
Amplify Energy Corp.*	1,200	10,548
Berry Corp.	3,000	24,000
Borr Drilling Ltd.*	6,700	33,299
California Resources Corp.	2,600	113,126
Callon Petroleum Co.*	1,700	63,053
Chord Energy Corp.	1,422	194,544
Civitas Resources, Inc.	2,594	150,270
CNX Resources Corp.*	6,300	106,092
Cobalt International Energy, Inc.(1),*	1	0
Comstock Resources, Inc.	3,200	43,872
Crescent Energy, Inc., Class A	1,520	18,225
CVR Energy, Inc.	1,000	31,340
Delek US Holdings, Inc.	2,483	67,041
Denbury, Inc.*	1,800	156,636
Diamond Offshore Drilling, Inc.*	3,300	34,320
Earthstone Energy, Inc., Class A*	1,600	22,768
Empire Petroleum Corp.*	200	2,460
Gulfport Energy Corp.*	400	29,456
Helmerich & Payne, Inc.	3,600	178,452
HighPeak Energy, Inc.	200	4,574
Kosmos Energy Ltd.*	15,200	96,672
Laredo Petroleum, Inc.*	600	30,852
Magnolia Oil & Gas Corp., Class A	6,100	143,045
Matador Resources Co.	3,900	223,236
Murphy Oil Corp.	5,100	219,351
Nabors Industries Ltd.*	315	48,784
Noble Corp. PLC*	3,000	113,130
Northern Oil & Gas, Inc.	2,300	70,886
Par Pacific Holdings, Inc.*	1,618	37,619
Patterson-UTI Energy, Inc.	7,500	126,300
PBF Energy, Inc., Class A	3,400	138,652
Permian Resources Corp.	7,200	67,680
Ranger Oil Corp., Class A	700	28,301
Riley Exploration Permian, Inc.	300	8,829
	Number of Shares	Value†

Oil & Gas — (continued)
Ring Energy, Inc.*	2,800	$ 6,888
SandRidge Energy, Inc.*	1,000	17,030
SilverBow Resources, Inc.*	400	11,312
Sitio Royalties Corp., Class A	2,414	69,655
SM Energy Co.	4,200	146,286
Talos Energy, Inc.*	2,200	41,536
Tellurian, Inc.*	17,900	30,072
VAALCO Energy, Inc.	4,100	18,696
Valaris Ltd.*	2,100	142,002
Vertex Energy, Inc.*	1,800	11,160
W&T Offshore, Inc.*	3,543	19,770
Weatherford International PLC*	2,500	127,300
		3,279,120
Oil & Gas Services — 1.1%
Archrock, Inc.	4,700	42,206
Aris Water Solution, Inc., Class A	900	12,969
Bristow Group, Inc.*	766	20,782
ChampionX Corp.	7,100	205,829
DMC Global, Inc.*	600	11,664
Dril-Quip, Inc.*	1,100	29,887
Expro Group Holdings N.V.*	2,516	45,615
Helix Energy Solutions Group, Inc.*	4,501	33,217
Liberty Oilfield Services, Inc., Class A	5,100	81,651
National Energy Services Reunited Corp.*	1,100	7,634
Newpark Resources, Inc.*	2,712	11,255
NexTier Oilfield Solutions, Inc.*	5,891	54,433
NOW, Inc.*	3,800	48,260
Oceaneering International, Inc.*	3,400	59,466
Oil States International, Inc.*	2,000	14,920
ProFrac Holding Corp.*	900	22,680
ProPetro Holding Corp.*	2,900	30,073
RPC, Inc.	2,800	24,892
Select Energy Services, Inc., Class A	2,700	24,948
Solaris Oilfield Infrastructure, Inc., Class A	1,100	10,923
TETRA Technologies, Inc.*	4,400	15,224
Tidewater, Inc.*	1,700	62,645
US Silica Holdings, Inc.*	2,700	33,750
		904,923
Packaging and Containers — 0.4%
Greif, Inc., Class A	900	60,354
Greif, Inc., Class B	200	15,646
Karat Packaging, Inc.	300	4,311
Matthews International Corp., Class A	1,105	33,636
O-I Glass, Inc.*	5,400	89,478
Pactiv Evergreen, Inc.	1,700	19,312
Ranpak Holdings Corp.*	1,200	6,924
TriMas Corp.	1,495	41,472
UFP Technologies, Inc.*	300	35,367
		306,500
Pharmaceuticals — 3.0%
AbCellera Biologics, Inc.*	7,200	72,936

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Aclaris Therapeutics, Inc.*	2,100	$ 33,075
AdaptHealth Corp.*	2,500	48,050
Agios Pharmaceuticals, Inc.*	1,800	50,544
Alector, Inc.*	1,900	17,537
Alkermes PLC*	5,600	146,328
Amneal Pharmaceuticals, Inc.*	2,937	5,845
Amphastar Pharmaceuticals, Inc.*	1,300	36,426
Amylyx Pharmaceuticals, Inc.*	1,800	66,510
Anika Therapeutics, Inc.*	600	17,760
Arvinas, Inc.*	1,700	58,157
BellRing Brands, Inc.*	4,600	117,944
Bioxcel Therapeutics, Inc.*	600	12,888
Catalyst Pharmaceuticals, Inc.*	3,500	65,100
Chimerix, Inc.*	2,700	5,022
Coherus Biosciences, Inc.*	2,700	21,384
Collegium Pharmaceutical, Inc.*	1,300	30,160
Corcept Therapeutics, Inc.*	3,000	60,930
Eagle Pharmaceuticals, Inc.*	400	11,692
Embecta Corp.	2,100	53,109
Enanta Pharmaceuticals, Inc.*	700	32,564
Foghorn Therapeutics, Inc.*	800	5,104
Fulcrum Therapeutics, Inc.*	1,500	10,920
Harmony Biosciences Holdings, Inc.*	900	49,590
Herbalife Nutrition Ltd.*	3,400	50,592
Heron Therapeutics, Inc.*	3,800	9,500
Heska Corp.*	312	19,394
Ironwood Pharmaceuticals, Inc.*	4,861	60,228
Jounce Therapeutics, Inc.*	1,800	1,998
KalVista Pharmaceuticals, Inc.*	800	5,408
Kura Oncology, Inc.*	2,300	28,543
Lyell Immunopharma, Inc.*	6,000	20,820
Madrigal Pharmaceuticals, Inc.*	453	131,483
MannKind Corp.*	8,701	45,854
Mirum Pharmaceuticals, Inc.*	500	9,750
Morphic Holding, Inc.*	1,000	26,750
Nature's Sunshine Products, Inc.*	500	4,160
Ocugen, Inc.*	8,000	10,400
Ocular Therapeutix, Inc.*	2,700	7,587
Option Care Health, Inc.*	5,502	165,555
Outlook Therapeutics, Inc.*	3,600	3,888
Owens & Minor, Inc.	2,576	50,309
Pacira BioSciences, Inc.*	1,500	57,915
PetIQ, Inc.*	1,000	9,220
Phibro Animal Health Corp., Class A	700	9,387
PMV Pharmaceuticals, Inc.*	1,400	12,180
Prestige Consumer Healthcare, Inc.*	1,772	110,927
Prometheus Biosciences, Inc.*	1,200	132,000
Protagonist Therapeutics, Inc.*	1,400	15,274
Reata Pharmaceuticals, Inc., Class A*	884	33,583
Relmada Therapeutics, Inc.*	900	3,141
Revance Therapeutics, Inc.*	2,900	53,534
Senseonics Holdings, Inc.*	16,900	17,407
Seres Therapeutics, Inc.*	2,300	12,880
SIGA Technologies, Inc.	1,700	12,512
Supernus Pharmaceuticals, Inc.*	1,700	60,639
	Number of Shares	Value†

Pharmaceuticals — (continued)
The Beachbody Co., Inc.*	3,400	$ 1,789
Tricida, Inc.*	1,100	168
USANA Health Sciences, Inc.*	348	18,514
Vanda Pharmaceuticals, Inc.*	1,941	14,344
Vaxcyte, Inc.*	2,500	119,875
Xeris Biopharma Holdings, Inc.*	4,300	5,719
Y-mAbs Therapeutics, Inc.*	1,200	5,856
		2,388,658
Pipelines — 0.3%
Equitrans Midstream Corp.	14,400	96,480
Excelerate Energy, Inc., Class A	600	15,030
Golar LNG Ltd.*	3,500	79,765
Kinetik Holdings, Inc.	600	19,848
NextDecade Corp.*	1,000	4,940
		216,063
Private Equity — 0.0%
Chicago Atlantic Real Estate Finance, Inc.	100	1,507
Real Estate — 0.6%
Anywhere Real Estate, Inc.*	3,900	24,921
Compass, Inc., Class A*	10,200	23,766
Cushman & Wakefield PLC*	5,500	68,530
Douglas Elliman, Inc.	2,428	9,882
eXp World Holdings, Inc.	2,400	26,592
FRP Holdings, Inc.*	269	14,489
Kennedy-Wilson Holdings, Inc.	4,081	64,194
Legacy Housing Corp.*	300	5,688
Marcus & Millichap, Inc.	900	31,005
McGrath RentCorp	853	84,225
Newmark Group, Inc., Class A	5,200	41,444
Offerpad Solutions, Inc.*	2,200	1,013
Radius Global Infrastructure, Inc., Class A*	2,500	29,550
RE/MAX Holdings, Inc., Class A	600	11,184
Redfin Corp.*	3,800	16,112
Stratus Properties, Inc.	200	3,858
The RMR Group, Inc., Class A	467	13,193
The St. Joe Co.	1,200	46,380
		516,026
Real Estate Investment Trusts — 0.1%
Bluerock Homes Trust, Inc.*	111	2,376
Claros Mortgage Trust, Inc.	3,300	48,543
		50,919
Retail — 4.5%
Abercrombie & Fitch Co., Class A*	1,800	41,238
Academy Sports & Outdoors, Inc.	2,700	141,858
American Eagle Outfitters, Inc.	5,300	73,988
America's Car-Mart, Inc.*	180	13,007
Arko Corp.	3,000	25,980
Asbury Automotive Group, Inc.*	755	135,334
Aspen Aerogels, Inc.*	1,200	14,148
Beacon Roofing Supply, Inc.*	1,781	94,019

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Bed Bath & Beyond, Inc.*	3,100	$ 7,781
Big 5 Sporting Goods Corp.	700	6,181
Big Lots, Inc.	1,100	16,170
Biglari Holdings, Inc., Class B*	40	5,552
BJ's Restaurants, Inc.*	720	18,994
Bloomin' Brands, Inc.	3,000	60,360
BlueLinx Holdings, Inc.*	300	21,333
Boot Barn Holdings, Inc.*	1,000	62,520
Brinker International, Inc.*	1,500	47,865
Build-A-Bear Workshop, Inc.*	500	11,920
Caleres, Inc.	1,254	27,939
Chico's FAS, Inc.*	4,000	19,680
Chuy's Holdings, Inc.*	600	16,980
Citi Trends, Inc.*	303	8,023
Clean Energy Fuels Corp.*	6,000	31,200
Conn's, Inc.*	704	4,844
Cracker Barrel Old Country Store, Inc.	806	76,360
Dave & Buster's Entertainment, Inc.*	1,500	53,160
Denny's Corp.*	1,952	17,978
Designer Brands, Inc., Class A	1,900	18,582
Destination XL Group, Inc.*	2,000	13,500
Dillard's, Inc., Class A	150	48,480
Dine Brands Global, Inc.	471	30,427
Duluth Holdings, Inc., Class B*	200	1,236
El Pollo Loco Holdings, Inc.	600	5,976
EVgo, Inc.*	2,200	9,834
Express, Inc.*	2,100	2,142
First Watch Restaurant Group, Inc.*	500	6,765
FirstCash Holdings, Inc.	1,339	116,372
Foot Locker, Inc.	2,800	105,812
Franchise Group, Inc.	900	21,438
Genesco, Inc.*	495	22,780
GMS, Inc.*	1,500	74,700
Group 1 Automotive, Inc.	498	89,824
GrowGeneration Corp.*	1,800	7,056
Guess?, Inc.	1,100	22,759
Haverty Furniture Cos., Inc.	550	16,445
Hibbett, Inc.	455	31,040
Jack in the Box, Inc.	714	48,716
JOANN, Inc.	500	1,425
Kura Sushi USA, Inc., Class A*	200	9,536
La-Z-Boy, Inc.	1,462	33,363
LL Flooring Holdings, Inc.*	833	4,681
MarineMax, Inc.*	700	21,854
Movado Group, Inc.	460	14,835
Murphy USA, Inc.	740	206,860
National Vision Holdings, Inc.*	2,700	104,652
Noodles & Co.*	1,200	6,588
Nu Skin Enterprises, Inc., Class A	1,700	71,672
OneWater Marine, Inc., Class A*	400	11,440
Papa John's International, Inc.	1,110	91,364
Party City Holdco, Inc.*	3,700	1,352
Patrick Industries, Inc.	775	46,965
PC Connection, Inc.	365	17,119
PetMed Express, Inc.	613	10,850
	Number of Shares	Value†

Retail — (continued)
Portillo's, Inc., Class A*	800	$ 13,056
PriceSmart, Inc.	831	50,508
Qurate Retail, Inc., Class A*	11,400	18,582
Rite Aid Corp.*	1,610	5,377
Rush Enterprises, Inc., Class A	1,502	78,525
Rush Enterprises, Inc., Class B	250	14,068
Ruth's Hospitality Group, Inc.	1,195	18,499
Sally Beauty Holdings, Inc.*	3,600	45,072
Shake Shack, Inc., Class A*	1,300	53,989
Shoe Carnival, Inc.	516	12,338
Signet Jewelers Ltd.	1,600	108,800
Sonic Automotive, Inc., Class A	734	36,164
Sportsman's Warehouse Holdings, Inc.*	1,300	12,233
Sweetgreen, Inc., Class A*	3,000	25,710
Texas Roadhouse, Inc.	2,370	215,551
The Buckle, Inc.	1,049	47,572
The Cato Corp., Class A	704	6,568
The Cheesecake Factory, Inc.	1,716	54,414
The Children's Place, Inc.*	494	17,991
The Container Store Group, Inc.*	1,200	5,172
The ODP Corp.*	1,470	66,944
The ONE Group Hospitality, Inc.*	800	5,040
Tile Shop Holdings, Inc.*	1,200	5,256
Tilly's, Inc., Class A*	800	7,240
TravelCenters of America, Inc.*	400	17,912
Warby Parker, Inc., Class A*	3,000	40,470
Wingstop, Inc.	1,030	141,749
Winmark Corp.	106	24,998
World Fuel Services Corp.	2,200	60,126
Zumiez, Inc.*	503	10,935
		3,623,711
Savings & Loans — 1.0%
Axos Financial, Inc.*	2,000	76,440
Banc of California, Inc.	1,900	30,267
Berkshire Hills Bancorp, Inc.	1,442	43,116
Brookline Bancorp, Inc.	2,522	35,686
Capitol Federal Financial, Inc.	4,400	38,060
Flushing Financial Corp.	1,038	20,116
Greene County Bancorp, Inc.	100	5,742
Home Bancorp, Inc.	300	12,009
HomeTrust Bancshares, Inc.	500	12,085
Northfield Bancorp, Inc.	1,593	25,058
Northwest Bancshares, Inc.	4,155	58,087
OceanFirst Financial Corp.	1,910	40,588
Pacific Premier Bancorp, Inc.	3,246	102,444
Provident Financial Services, Inc.	2,474	52,845
Southern Missouri Bancorp, Inc.	300	13,749
The Hingham Institution For Savings	43	11,866
Washington Federal, Inc.	2,200	73,810
Waterstone Financial, Inc.	800	13,792
WSFS Financial Corp.	2,174	98,569
		764,329
Semiconductors — 2.4%
ACM Research, Inc., Class A*	1,600	12,336

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Alpha & Omega Semiconductor Ltd.*	700	$ 19,999
Ambarella, Inc.*	1,241	102,048
Amkor Technology, Inc.	3,611	86,592
Arteris, Inc.*	300	1,290
Atomera, Inc.*	600	3,732
Axcelis Technologies, Inc.*	1,125	89,280
AXT, Inc.*	1,700	7,446
CEVA, Inc.*	871	22,280
Cohu, Inc.*	1,724	55,254
Diodes, Inc.*	1,599	121,748
FormFactor, Inc.*	2,629	58,443
Impinj, Inc.*	800	87,344
Kulicke & Soffa Industries, Inc.	2,000	88,520
MACOM Technology Solutions Holdings, Inc.*	1,722	108,452
MaxLinear, Inc.*	2,443	82,940
Onto Innovation, Inc.*	1,747	118,953
Ouster, Inc.*	5,100	4,401
Photronics, Inc.*	2,092	35,208
Power Integrations, Inc.	1,954	140,141
Rambus, Inc.*	3,823	136,940
Rockley Photonics Holdings Ltd.*	3,300	462
Semtech Corp.*	2,209	63,376
Silicon Laboratories, Inc.*	1,163	157,784
SiTime Corp.*	551	55,993
SkyWater Technology, Inc.*	300	2,133
SMART Global Holdings, Inc.*	1,800	26,784
Synaptics, Inc.*	1,393	132,558
Ultra Clean Holdings, Inc.*	1,600	53,040
Veeco Instruments, Inc.*	1,854	34,447
		1,909,924
Software — 5.0%
1Life Healthcare, Inc.*	6,300	105,273
8X8, Inc.*	3,700	15,984
ACI Worldwide, Inc.*	3,927	90,321
ACV Auctions, Inc., Class A*	4,300	35,303
Adeia, Inc.	3,753	35,578
Agilysys, Inc.*	676	53,499
Alignment Healthcare, Inc.*	3,600	42,336
Alkami Technology, Inc.*	1,400	20,426
Allscripts Healthcare Solutions, Inc.*	3,700	65,268
Altair Engineering, Inc., Class A*	1,800	81,846
American Software, Inc., Class A	1,093	16,045
Amplitude, Inc., Class A*	1,800	21,744
Apollo Medical Holdings, Inc.*	1,300	38,467
Appfolio, Inc., Class A*	650	68,497
Appian Corp., Class A*	1,375	44,770
Asana, Inc., Class A*	2,600	35,802
Avaya Holdings Corp.*	2,800	549
AvePoint, Inc.*	4,200	17,262
Avid Technology, Inc.*	1,300	34,567
AvidXchange Holdings, Inc.*	4,800	47,712
Bandwidth, Inc., Class A*	739	16,960
Benefitfocus, Inc.*	900	9,414
	Number of Shares	Value†

Software — (continued)
BigCommerce Holdings, Inc.*	2,100	$ 18,354
Blackbaud, Inc.*	1,650	97,119
Blackline, Inc.*	1,939	130,437
Blend Labs, Inc., Class A*	6,000	8,640
Box, Inc., Class A*	4,800	149,424
Brightcove, Inc.*	1,200	6,276
C3.ai, Inc., Class A*	2,400	26,856
Cardlytics, Inc.*	1,100	6,358
Cerence, Inc.*	1,400	25,942
Clear Secure, Inc., Class A	2,200	60,346
CommVault Systems, Inc.*	1,548	97,276
Computer Programs and Systems, Inc.*	447	12,167
Consensus Cloud Solutions, Inc.*	667	35,858
CS Disco, Inc.*	900	5,688
CSG Systems International, Inc.	1,081	61,833
Cvent Holding Corp.*	1,500	8,100
Daily Journal Corp.*	41	10,271
Digi International, Inc.*	1,257	45,943
Digimarc Corp.*	400	7,396
Digital Turbine Inc*	3,200	48,768
DigitalOcean Holdings, Inc.*	2,400	61,128
Domo, Inc., Class B*	1,100	15,664
Donnelley Financial Solutions, Inc.*	900	34,785
Duck Creek Technologies, Inc.*	2,500	30,125
Duolingo, Inc.*	800	56,904
E2open Parent Holdings, Inc.*	6,500	38,155
Ebix, Inc.	936	18,683
eGain Corp.*	500	4,515
Enfusion, Inc., Class A*	700	6,769
EngageSmart, Inc.*	1,100	19,360
Envestnet, Inc.*	1,913	118,032
Everbridge, Inc.*	1,293	38,247
EverCommerce, Inc.*	1,100	8,184
Evolent Health, Inc., Class A*	2,800	78,624
Faraday Future Intelligent Electric, Inc.*	3,200	929
Fastly, Inc., Class A*	3,600	29,484
ForgeRock, Inc., Class A*	1,400	31,878
Health Catalyst, Inc.*	1,800	19,134
Hims & Hers Health, Inc.*	4,000	25,640
HireRight Holdings Corp.*	700	8,302
IBEX Holdings Ltd.*	300	7,455
Inspired Entertainment, Inc.*	700	8,869
Instructure Holdings, Inc.*	700	16,408
Intapp, Inc.*	500	12,470
IonQ, Inc.*	3,900	13,455
Latch, Inc.*	2,300	1,633
LivePerson, Inc.*	2,525	25,603
Loyalty Ventures, Inc.*	700	1,687
Matterport, Inc.*	7,200	20,160
MeridianLink, Inc.*	800	10,984
MicroStrategy, Inc., Class A*	317	44,878
Model N, Inc.*	1,200	48,672
Momentive Global, Inc.*	4,400	30,800
N-able, Inc.*	2,200	22,616
NextGen Healthcare, Inc.*	2,004	37,635

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Nutex Health, Inc.*	9,600	$ 18,240
Olo, Inc., Class A*	2,900	18,125
ON24, Inc.*	1,600	13,808
Outbrain, Inc.*	1,000	3,620
Outset Medical, Inc.*	1,700	43,894
PagerDuty, Inc.*	3,000	79,680
PDF Solutions, Inc.*	1,000	28,520
Pear Therapeutics, Inc.*	2,300	2,714
Phreesia, Inc.*	1,800	58,248
Playstudios, Inc.*	2,600	10,088
Porch Group, Inc.*	2,500	4,700
PowerSchool Holdings, Inc., Class A*	1,600	36,928
Privia Health Group, Inc.*	1,500	34,065
Progress Software Corp.	1,526	76,987
PROS Holdings, Inc.*	1,417	34,376
PubMatic, Inc., Class A*	1,400	17,934
Rackspace Technology, Inc.*	1,800	5,310
Red Violet, Inc.*	300	6,906
Sapiens International Corp. N.V.	1,100	20,328
Schrodinger, Inc.*	1,800	33,642
Sharecare, Inc.*	10,100	16,160
Simulations Plus, Inc.	500	18,285
Skillsoft Corp.*	2,700	3,510
Skillz, Inc.*	10,000	5,065
SolarWinds Corp.*	1,600	14,976
Sprout Social, Inc., Class A*	1,601	90,392
SPS Commerce, Inc.*	1,253	160,923
Sumo Logic, Inc.*	3,900	31,590
Upland Software, Inc.*	900	6,417
UserTesting, Inc.*	2,000	15,020
Verint Systems, Inc.*	2,195	79,635
Veritone, Inc.*	800	4,240
Verra Mobility Corp.*	5,100	70,533
Viant Technology, Inc., Class A*	400	1,608
Vimeo, Inc.*	4,700	16,121
Weave Communications, Inc.*	1,100	5,038
WM Technology, Inc.*	2,300	2,323
Workiva, Inc.*	1,700	142,749
Yext, Inc.*	4,500	29,385
Zeta Global Holdings Corp., Class A*	3,700	30,229
Zuora, Inc., Class A*	3,900	24,804
		4,025,658
Telecommunications — 1.8%
A10 Networks, Inc.	2,300	38,249
ADTRAN Holdings, Inc.	2,705	50,827
Anterix, Inc.*	600	19,302
ATN International, Inc.	398	18,033
Aviat Networks, Inc.*	400	12,476
Calix, Inc.*	1,993	136,381
Cambium Networks Corp.*	400	8,668
Casa Systems, Inc.*	1,200	3,276
Clearfield, Inc.*	400	37,656
CommScope Holding Co., Inc.*	7,200	52,920
	Number of Shares	Value†

Telecommunications — (continued)
Consolidated Communications Holdings, Inc.*	2,571	$ 9,204
Credo Technology Group Holding Ltd.*	3,300	43,923
Cyxtera Technologies, Inc.*	1,400	2,688
DigitalBridge Group, Inc.	5,575	60,990
DZS, Inc.*	600	7,608
EchoStar Corp., Class A*	1,200	20,016
Extreme Networks, Inc.*	4,547	83,256
Globalstar, Inc.*	24,500	32,585
Gogo, Inc.*	1,600	23,616
Harmonic, Inc.*	3,270	42,837
IDT Corp., Class B*	600	16,902
Infinera Corp.*	6,594	44,444
Inseego Corp.*	2,800	2,359
InterDigital, Inc.	1,094	54,131
Iridium Communications, Inc.*	4,400	226,160
KORE Group Holdings, Inc.*	1,100	1,386
Maxar Technologies, Inc.	2,500	129,350
NETGEAR, Inc.*	929	16,824
Ondas Holdings, Inc.*	1,100	1,749
Ooma, Inc.*	700	9,534
Planet Labs PBC*	5,100	22,185
Preformed Line Products Co.	145	12,077
Ribbon Communications, Inc.*	1,843	5,142
Shenandoah Telecommunications Co.	1,718	27,282
Starry Group Holdings, Inc., Class A*	800	39
Telephone and Data Systems, Inc.	3,300	34,617
Terran Orbital Corp.*	800	1,264
United States Cellular Corp.*	500	10,425
Viavi Solutions, Inc.*	7,700	80,927
		1,401,308
Textiles — 0.1%
UniFirst Corp.	514	99,197
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	1,200	13,092
Vinco Ventures, Inc.*	6,000	2,784
		15,876
Transportation — 1.8%
Air Transport Services Group, Inc.*	1,985	51,570
ArcBest Corp.	895	62,686
Ardmore Shipping Corp.*	1,500	21,615
Atlas Air Worldwide Holdings, Inc.*	948	95,558
Costamare, Inc.	1,900	17,632
Covenant Logistics Group, Inc.	400	13,828
CryoPort, Inc.*	1,500	26,025
Daseke, Inc.*	1,300	7,397
DHT Holdings, Inc.	4,900	43,512
Dorian LPG Ltd.	1,032	19,556
Eagle Bulk Shipping, Inc.	514	25,669
FLEX LNG Ltd.	1,000	32,690
Forward Air Corp.	996	104,470
Frontline Ltd.	4,400	53,416
Genco Shipping & Trading Ltd.	1,100	16,896

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Golden Ocean Group Ltd.	4,000	$ 34,760
Heartland Express, Inc.	1,567	24,038
Hub Group, Inc., Class A*	1,143	90,857
International Seaways, Inc.	1,631	60,380
Marten Transport Ltd.	2,126	42,052
Matson, Inc.	1,300	81,263
Nordic American Tankers Ltd.	7,067	21,625
PAM Transportation Services, Inc.*	200	5,180
Radiant Logistics, Inc.*	1,000	5,090
Safe Bulkers, Inc.	2,600	7,566
Saia, Inc.*	911	191,019
Scorpio Tankers, Inc.	1,640	88,183
SFL Corp. Ltd.	3,784	34,889
Teekay Corp.*	2,700	12,258
Teekay Tankers Ltd., Class A*	900	27,729
Universal Logistics Holdings, Inc.	300	10,032
Werner Enterprises, Inc.	2,252	90,666
		1,420,107
Trucking and Leasing — 0.2%
GATX Corp.	1,200	127,608
The Greenbrier Cos., Inc.	1,047	35,106
		162,714
Water — 0.5%
American States Water Co.	1,297	120,037
Artesian Resources Corp., Class A	313	18,336
California Water Service Group	1,866	113,154
Global Water Resources, Inc.	500	6,640
Middlesex Water Co.	631	49,641
SJW Group	911	73,964
The York Water Co.	497	22,355
		404,127
TOTAL COMMON STOCKS (Cost $77,595,803)		73,736,934

REAL ESTATE INVESTMENT TRUSTS — 6.9%
Apartments — 0.3%
Apartment Investment and Management Co., Class A	5,000	35,600
BRT Apartments Corp.	500	9,820
Centerspace	561	32,914
Independence Realty Trust, Inc.	7,692	129,687
NexPoint Residential Trust, Inc.	800	34,816
		242,837
Building & Real Estate — 0.1%
Invesco Mortgage Capital, Inc.	1,012	12,883
MFA Financial, Inc.	3,575	35,213
Orchid Island Capital, Inc.	1,340	14,070
Two Harbors Investment Corp.	2,900	45,733
		107,899
Diversified — 1.2%
Alexander & Baldwin, Inc.	2,456	46,001
American Assets Trust, Inc.	1,700	45,050
	Number of Shares	Value†

Diversified — (continued)
Armada Hoffler Properties, Inc.	2,100	$ 24,150
Broadstone Net Lease, Inc.	6,100	98,881
Clipper Realty, Inc.	600	3,840
Farmland Partners, Inc.	1,500	18,690
Gladstone Commercial Corp.	1,252	23,162
Gladstone Land Corp.	1,000	18,350
Global Net Lease, Inc.	3,533	44,410
InvenTrust Properties Corp.	2,400	56,808
iStar, Inc.	2,218	16,923
LXP Industrial Trust	9,615	96,342
One Liberty Properties, Inc.	510	11,332
Outfront Media, Inc.	5,200	86,216
Postal Realty Trust, Inc., Class A	500	7,265
PotlatchDeltic Corp.	2,774	122,028
Safehold, Inc.	869	24,871
The GEO Group, Inc.*	4,252	46,560
The Necessity Retail REIT, Inc.	4,700	27,871
UMH Properties, Inc.	1,768	28,465
Uniti Group, Inc.	8,300	45,899
Washington Real Estate Investment Trust	3,006	53,507
		946,621
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,000	86,940
Healthcare — 0.6%
CareTrust REIT, Inc.	3,295	61,221
Community Healthcare Trust, Inc.	800	28,640
Diversified Healthcare Trust	8,600	5,562
Global Medical REIT, Inc.	1,900	18,012
LTC Properties, Inc.	1,317	46,793
National Health Investors, Inc.	1,457	76,085
Physicians Realty Trust	8,000	115,760
Sabra Health Care REIT, Inc.	7,793	96,867
Universal Health Realty Income Trust	420	20,047
		468,987
Hotels & Resorts — 0.8%
Apple Hospitality REIT, Inc.	7,400	116,772
Ashford Hospitality Trust, Inc.*	1,490	6,660
Braemar Hotels & Resorts, Inc.	2,800	11,508
Chatham Lodging Trust	1,500	18,405
DiamondRock Hospitality Co.	7,023	57,519
Hersha Hospitality Trust, Class A	1,117	9,517
Pebblebrook Hotel Trust	4,393	58,822
RLJ Lodging Trust	5,580	59,092
Ryman Hospitality Properties, Inc.	1,912	156,363
Service Properties Trust	5,500	40,095
Summit Hotel Properties, Inc.	3,400	24,548
Sunstone Hotel Investors, Inc.	7,347	70,972
Xenia Hotels & Resorts, Inc.	4,000	52,720
		682,993
Industrial — 0.4%
Indus Realty Trust, Inc.	201	12,761

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — (continued)
Innovative Industrial Properties, Inc.	977	$ 99,019
STAG lndustrial, Inc.	6,200	200,322
		312,102
Mortgage Banks — 0.9%
AFC Gamma, Inc.	600	9,438
Apollo Commercial Real Estate Finance, Inc.	4,956	53,327
Arbor Realty Trust, Inc.	5,800	76,502
Ares Commercial Real Estate Corp.	2,000	20,580
ARMOUR Residential REIT, Inc.	4,875	27,446
Blackstone Mortgage Trust, Inc., Class A	5,800	122,786
BrightSpire Capital, Inc.	3,500	21,805
Broadmark Realty Capital, Inc.	4,600	16,376
Chimera Investment Corp.	8,300	45,650
Dynex Capital, Inc.	1,669	21,230
Ellington Financial, Inc.	1,900	23,503
Franklin BSP Realty Trust, Inc.	2,712	34,985
Granite Point Mortgage Trust, Inc.	1,700	9,112
KKR Real Estate Finance Trust, Inc.	2,100	29,316
Ladder Capital Corp.	3,976	39,919
New York Mortgage Trust, Inc.	13,900	35,584
Nexpoint Real Estate Finance, Inc.	300	4,767
PennyMac Mortgage Investment Trust	2,992	37,071
Ready Capital Corp.	2,382	26,535
Redwood Trust, Inc.	4,277	28,912
TPG RE Finance Trust, Inc.	2,100	14,259
		699,103
Office Property — 0.6%
Brandywine Realty Trust	5,500	33,825
City Office REIT, Inc.	1,400	11,732
Corporate Office Properties Trust	3,900	101,166
Easterly Government Properties, Inc.	3,000	42,810
Empire State Realty Trust, Inc., Class A	4,700	31,678
Equity Commonwealth	3,700	92,389
Franklin Street Properties Corp.	3,145	8,586
Office Properties Income Trust	1,669	22,281
Orion Office REIT, Inc.	1,900	16,226
Paramount Group, Inc.	6,800	40,392
Piedmont Office Realty Trust, Inc., Class A	4,200	38,514
Veris Residential, Inc.*	2,800	44,604
		484,203
Real Estate — 0.0%
Angel Oak Mortgage, Inc.	600	2,838
Regional Malls — 0.2%
CBL & Associates Properties, Inc.	900	20,772
Tanger Factory Outlet Centers, Inc.	3,500	62,790
The Macerich Co.	7,500	84,450
		168,012
Single Tenant — 0.6%
Agree Realty Corp.	3,096	219,599
	Number of Shares	Value†

Single Tenant — (continued)
Essential Properties Realty Trust, Inc.	4,800	$ 112,656
Four Corners Property Trust, Inc.	3,000	77,790
Getty Realty Corp.	1,469	49,726
		459,771
Storage & Warehousing — 0.2%
Industrial Logistics Properties Trust	2,258	7,384
Plymouth Industrial REIT, Inc.	1,400	26,852
Terreno Realty Corp.	2,575	146,440
		180,676
Strip Centers — 0.9%
Acadia Realty Trust	3,320	47,642
Alexander's, Inc.	69	15,184
CTO Realty Growth, Inc.	759	13,875
Kite Realty Group Trust	7,449	156,801
NETSTREIT Corp.	2,100	38,493
Phillips Edison & Co., Inc.	4,000	127,360
Retail Opportunity Investments Corp.	4,200	63,126
RPT Realty	3,041	30,532
Saul Centers, Inc.	351	14,279
SITE Centers Corp.	6,600	90,156
Urban Edge Properties	3,900	54,951
Urstadt Biddle Properties, Inc., Class A	916	17,358
Whitestone REIT	1,400	13,496
		683,253
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,828,259)		5,526,235

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Durata Therapeutics CVR Shares*	500	0
PLBY Group, Inc.*	1,000	0
Progenic Pharmaceuticals CVR*	2,601	111
Tobira Therapeutic, Inc. CVR*	400	5,668
Trius Therapeutics CVR*	1,200	0
Zogenix, Inc. CVR*	1,775	1,207
TOTAL RIGHTS (Cost $152)		7,059

WARRANTS — 0.0%
Nabors Industries Ltd. Expiration Date 06/11/26*	87	2,862
Chord Energy Corp. Expiration Date 09/01/24*	204	4,160
Chord Energy Corp. Expiration Date 09/01/25*	102	1,855
TOTAL WARRANTS (Cost $3,666)		8,877

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $801,436)	801,436	$ 801,436
TOTAL INVESTMENTS — 99.9% (Cost $85,229,316)		$ 80,080,541
Other Assets & Liabilities — 0.1%		70,435
TOTAL NET ASSETS — 100.0%		$ 80,150,976

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 71,085
Aerospace & Defense	0.9%	646,821
Agriculture	0.3%	237,138
Airlines	0.3%	189,009
Apparel	0.8%	566,601
Auto Manufacturers	0.3%	204,469
Auto Parts & Equipment	1.4%	1,045,018
Banks	10.4%	7,633,126
Beverages	0.7%	510,479
Biotechnology	7.5%	5,542,279
Building Materials	1.5%	1,070,686
Chemicals	2.2%	1,640,454
Coal	0.6%	424,751
Commercial Services	5.7%	4,184,927
Computers	2.0%	1,507,592
Cosmetics & Personal Care	0.4%	262,978
Distribution & Wholesale	0.6%	413,865
Diversified Financial Services	2.8%	2,083,726
Electric	1.8%	1,358,759
Electrical Components & Equipment	0.8%	614,653
Electronics	1.9%	1,411,833
Energy-Alternate Sources	0.8%	602,069
Engineering & Construction	1.8%	1,318,510
Entertainment	1.1%	786,331
Environmental Control	0.7%	478,835
Food	1.7%	1,276,807
Food Service	0.0%	18,681
Forest Products & Paper	0.2%	116,325
Gas	1.3%	975,860
Hand & Machine Tools	0.4%	276,397
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Healthcare Products	4.1%	$ 3,052,891
Healthcare Services	1.6%	1,190,579
Holding Companies	0.0%	11,096
Home Builders	1.4%	1,050,724
Home Furnishings	0.4%	283,577
Household Products & Wares	0.4%	267,285
Housewares	0.0%	10,074
Insurance	2.7%	1,952,999
Internet	1.8%	1,300,532
Investment Companies	0.1%	88,085
Iron & Steel	0.6%	432,734
Leisure Time	0.6%	407,247
Lodging	0.2%	154,839
Machinery — Construction & Mining	0.4%	315,442
Machinery — Diversified	1.9%	1,424,990
Media	0.6%	421,383
Metal Fabricate/Hardware	1.0%	724,500
Mining	0.8%	575,980
Miscellaneous Manufacturing	1.3%	937,649
Office & Business Equipment	0.1%	82,660
Office Furnishings	0.1%	90,937
Oil & Gas	4.4%	3,279,120
Oil & Gas Services	1.2%	904,923
Packaging and Containers	0.4%	306,500
Pharmaceuticals	3.2%	2,388,658
Pipelines	0.3%	216,063
Private Equity	0.0%	1,507
Real Estate	0.7%	516,026
Real Estate Investment Trusts	0.1%	50,919
Retail	4.9%	3,623,711
Savings & Loans	1.0%	764,329
Semiconductors	2.6%	1,909,924
Software	5.5%	4,025,658
Telecommunications	1.9%	1,401,308
Textiles	0.1%	99,197
Toys, Games & Hobbies	0.0%	15,876
Transportation	1.9%	1,420,107
Trucking and Leasing	0.2%	162,714
Water	0.5%	404,127
	100.0%	$73,736,934
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks	$73,736,934	$73,736,934	$ —	$— (1)
Real Estate Investment Trusts	5,526,235	5,526,235	—	—
Rights	7,059	—	7,059	—

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Small Cap Index Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Warrants	$ 8,877	$ 8,877	$ —	$—
Short-Term Investments	801,436	801,436	—	—
Total Investments	$ 80,080,541	$ 80,073,482	$ 7,059	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(2)
Futures Contracts	$(25,736)	$(25,736)	$—	$—
Total Liabilities—Other Financial Instruments	$ (25,736)	$ (25,736)	$ —	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini Russell 2000 Index	03/17/23	11	50	$1,771	$973,995	$—	$(25,736)
							$—	$(25,736)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.4%
Australia — 7.7%
Ampol Ltd.	1,380	$ 26,527
ANZ Group Holdings Ltd.	17,497	281,858
APA Group	7,172	52,423
Aristocrat Leisure Ltd.	3,475	71,605
ASX Ltd.	1,174	54,070
Aurizon Holdings Ltd.	11,109	28,144
BHP Group Ltd.	29,706	920,201
BlueScope Steel Ltd.	2,897	33,018
Brambles Ltd.	8,039	65,925
Cochlear Ltd.	399	55,105
Coles Group Ltd.	7,769	88,066
Commonwealth Bank of Australia	9,975	692,812
Computershare Ltd.	3,143	55,367
CSL Ltd.	2,823	550,468
Dexus	6,508	34,167
Endeavour Group Ltd.	8,189	35,638
Fortescue Metals Group Ltd.	9,878	138,066
Goodman Group	10,204	120,003
IDP Education Ltd.	1,223	22,539
IGO Ltd.	4,110	37,596
Insurance Australia Group Ltd.	14,240	45,777
Lendlease Corp. Ltd.	4,030	21,392
Macquarie Group Ltd.	2,148	242,484
Medibank Pvt. Ltd.	16,587	33,092
Mineral Resources Ltd.	1,033	54,188
Mirvac Group	21,784	31,515
National Australia Bank Ltd.	18,548	376,591
Newcrest Mining Ltd.	5,408	75,833
Northern Star Resources Ltd.	7,072	52,922
Orica Ltd.	2,727	27,882
Origin Energy Ltd.	9,942	52,036
Pilbara Minerals Ltd.*	15,300	38,743
Qantas Airways Ltd.*	5,515	22,323
QBE Insurance Group Ltd.	8,610	78,107
Ramsay Health Care Ltd.	1,112	48,829
REA Group Ltd.	317	23,840
Reece Ltd.	1,201	11,480
Rio Tinto Ltd.	2,168	171,111
Santos Ltd.	18,536	91,164
Scentre Group	29,458	57,342
SEEK Ltd.	2,081	29,585
Sonic Healthcare Ltd.	2,760	56,169
South32 Ltd.	21,214	58,161
South32 Ltd.	5,653	15,552
Stockland	13,685	33,704
Suncorp Group Ltd.	7,163	58,370
Telstra Corp. Ltd.	23,429	63,362
The GPT Group	11,476	32,730
The Lottery Corp. Ltd.*	13,454	41,009
Transurban Group	17,957	157,983
Treasury Wine Estates Ltd.	4,318	39,891
Vicinity Centres	23,482	31,708
Washington H. Soul Pattinson & Co., Ltd.	1,266	23,752
Wesfarmers Ltd.	6,630	206,772
	Number of Shares	Value†

Australia — (continued)
Westpac Banking Corp.	20,496	$ 324,483
WiseTech Global Ltd.	856	29,440
Woodside Energy Group Ltd.	11,109	269,040
Woolworths Group Ltd.	7,088	161,857
		6,553,817
Austria — 0.2%
Erste Group Bank AG	1,952	62,455
OMV AG	873	44,908
Verbund AG	390	32,783
voestalpine AG	691	18,304
		158,450
Belgium — 0.9%
Ageas N.V.	981	43,529
Anheuser-Busch InBev N.V.	5,084	306,214
D'ieteren Group	146	28,019
Elia Group S.A.	201	28,575
Groupe Bruxelles Lambert N.V.	606	48,430
KBC Group N.V.	1,454	93,616
Sofina S.A.	94	20,756
Solvay S.A.	426	43,071
UCB S.A.	717	56,495
Umicore S.A.	1,237	45,497
Warehouses De Pauw CVA	878	25,152
		739,354
Chile — 0.1%
Antofagasta PLC	2,391	44,634
Denmark — 2.9%
A.P. Moller - Maersk A/S, Class A	18	39,669
A.P. Moller - Maersk A/S, Class B	29	64,920
Carlsberg A/S, Class B	589	78,129
Chr Hansen Holding A/S	640	46,037
Coloplast A/S, Class B	690	80,835
Danske Bank A/S	4,173	82,304
Demant A/S*	562	15,672
DSV A/S	1,093	172,844
Genmab A/S*	384	162,353
Novo Nordisk A/S, Class B	9,710	1,318,769
Novozymes A/S, Class B	1,184	60,069
Orsted A/S	1,146	103,605
Pandora A/S	553	39,087
ROCKWOOL A/S, Class B	55	12,876
Tryg A/S	2,166	51,476
Vestas Wind Systems A/S	5,898	172,049
		2,500,694
Finland — 1.2%
Elisa OYJ	843	44,683
Fortum OYJ	2,676	44,566
Kesko OYJ, Class B	1,564	34,558
Kone OYJ, Class B	1,978	102,405
Neste OYJ	2,466	113,725
Nokia OYJ	31,588	146,748
Nordea Bank Abp	19,652	210,511

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Finland — (continued)
Orion OYJ, Class B	645	$ 35,361
Sampo OYJ, Class A	2,884	150,630
Stora Enso OYJ, Class R	3,355	47,304
UPM-Kymmene OYJ	3,110	116,381
Wartsila OYJ Abp	2,745	23,146
		1,070,018
France — 11.3%
Accor S.A.*	1,048	26,145
Aeroports de Paris*	181	24,249
Air Liquide S.A.	3,066	435,174
Airbus S.E.	3,462	411,640
Alstom S.A.	1,917	46,902
Amundi S.A.	376	21,323
Arkema S.A.	352	31,661
AXA S.A.	10,940	304,740
BioMerieux	262	27,527
BNP Paribas S.A.	6,505	370,389
Bollore S.E.	5,309	29,669
Bouygues S.A.	1,346	40,369
Bureau Veritas S.A.	1,739	45,830
Capgemini S.E.	956	159,820
Carrefour S.A.	3,435	57,454
Cie de Saint-Gobain	2,882	140,990
Cie Generale des Etablissements Michelin SCA	4,101	114,243
Covivio	291	17,273
Credit Agricole S.A.	7,341	77,222
Danone S.A.	3,752	197,752
Dassault Aviation S.A.	153	25,948
Dassault Systemes S.E.	3,889	139,847
Edenred	1,506	81,965
Eiffage S.A.	504	49,576
Electricite de France S.A.	3,398	43,625
Engie S.A.	10,664	152,560
EssilorLuxottica S.A.	1,702	307,948
Eurazeo S.E.	255	15,876
Gecina S.A.	271	27,609
Getlink S.E.	2,692	43,107
Hermes International	185	286,353
Ipsen S.A.	217	23,341
Kering S.A.	438	222,910
Klepierre S.A.*	1,311	30,259
La Francaise des Jeux SAEM	613	24,666
Legrand S.A.	1,556	124,763
L'Oreal S.A.	1,415	506,708
LVMH Moet Hennessy Louis Vuitton S.E.	1,623	1,181,046
Orange S.A.	12,056	119,621
Pernod Ricard S.A.	1,207	237,444
Publicis Groupe S.A.*	1,328	84,836
Remy Cointreau S.A.	142	23,943
Renault S.A.*	1,171	39,075
Safran S.A.	1,999	250,383
Sanofi	6,687	644,805
	Number of Shares	Value†

France — (continued)
Sartorius Stedim Biotech	168	$ 54,595
Schneider Electric S.E.	3,178	446,301
SEB S.A.	152	12,753
Societe Generale S.A.	4,819	120,878
Sodexo S.A.	538	51,475
Teleperformance	356	85,107
Thales S.A.	620	79,217
TotalEnergies S.E.	14,590	915,861
Ubisoft Entertainment S.A.*	564	15,933
Unibail-Rodamco-Westfield*	660	34,502
Unibail-Rodamco-Westfield*	1,213	3,172
Valeo	1,257	22,460
Veolia Environnement S.A.	3,874	99,540
Vinci S.A.	3,148	313,815
Vivendi S.E.	4,358	41,632
Wendel S.E.	159	14,852
Worldline S.A.*	1,449	56,746
		9,637,425
Germany — 7.4%
adidas AG	1,008	136,611
Allianz S.E.	2,393	511,044
BASF S.E.	5,374	264,608
Bayer AG	5,751	296,005
Bayerische Motoren Werke AG	1,934	171,227
Bechtle AG	502	17,745
Beiersdorf AG	611	69,820
Brenntag S.E.	874	55,739
Carl Zeiss Meditec AG	220	27,653
Commerzbank AG*	6,114	57,164
Continental AG	668	39,822
Covestro AG	1,146	44,644
Daimler Truck Holding AG*	2,630	80,851
Delivery Hero S.E.*	1,001	48,038
Deutsche Bank AG	12,049	135,450
Deutsche Boerse AG	1,110	191,131
Deutsche Lufthansa AG*	3,546	29,230
Deutsche Post AG	5,796	216,925
Deutsche Telekom AG	18,982	377,677
E.ON S.E.	13,090	130,141
Evonik Industries AG	1,156	22,049
Fresenius Medical Care AG & Co., KGaA	1,239	40,469
Fresenius S.E. & Co., KGaA	2,529	70,640
GEA Group AG	840	34,161
Hannover Rueck S.E.	365	72,017
HeidelbergCement AG	878	49,752
HelloFresh S.E.*	1,016	22,174
Henkel AG & Co., KGaA	622	39,973
Infineon Technologies AG	7,639	232,164
Knorr-Bremse AG	447	24,318
LEG Immobilien S.E.	441	28,761
Mercedes-Benz Group AG	4,697	307,160
Merck KGaA	754	145,477
MTU Aero Engines AG	325	69,919

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	820	$ 265,246
Nemetschek S.E.	350	17,894
Puma S.E.	646	39,046
Rational AG	30	17,815
Rheinmetall AG	264	52,556
RWE AG	3,752	165,867
SAP S.E.	6,121	631,937
Scout24 S.E.	493	24,814
Siemens AG	4,484	618,125
Siemens Energy AG	2,663	50,001
Siemens Healthineers AG	1,639	81,756
Symrise AG	772	83,843
Telefonica Deutschland Holding AG	5,808	14,264
United Internet AG	577	11,635
Volkswagen AG	179	28,081
Vonovia S.E.	4,340	102,235
Zalando S.E.*	1,338	47,104
		6,312,778
Hong Kong — 2.9%
AIA Group Ltd.	70,000	773,037
BOC Hong Kong Holdings Ltd.	21,500	72,988
Budweiser Brewing Co., APAC, Ltd.	10,400	32,510
CK Asset Holdings Ltd.	12,034	73,807
CK Hutchison Holdings Ltd.	16,128	96,620
CK Infrastructure Holdings Ltd.	3,500	18,263
CLP Holdings Ltd.	9,500	69,213
ESR Group Ltd.	11,600	24,250
Futu Holdings Ltd., ADR*	300	12,195
Galaxy Entertainment Group Ltd.	13,000	85,471
Hang Lung Properties Ltd.	12,000	23,376
Hang Seng Bank Ltd.	4,600	76,298
Henderson Land Development Co., Ltd.	8,891	30,951
HK Electric Investments & HK Electric Investments Ltd.	15,777	10,432
HKT Trust & HKT Ltd.	23,240	28,449
Hong Kong & China Gas Co., Ltd.	65,112	61,753
Hong Kong Exchanges & Clearing Ltd.	7,084	304,401
Hongkong Land Holdings Ltd.	6,900	31,746
Jardine Matheson Holdings Ltd.	900	45,784
Link REIT	12,302	90,018
MTR Corp. Ltd.	9,171	48,504
New World Development Co., Ltd.	8,458	23,726
Power Assets Holdings Ltd.	8,000	43,724
Sino Land Co., Ltd.	21,372	26,657
SITC International Holdings Co., Ltd.	8,000	17,732
Sun Hung Kai Properties Ltd.	8,661	118,304
Swire Pacific Ltd., Class A	3,000	26,298
Swire Properties Ltd.	7,136	18,075
Techtronic Industries Co., Ltd.	8,000	88,855
WH Group Ltd.	50,872	29,670
Wharf Real Estate Investment Co., Ltd.	10,000	58,241
Xinyi Glass Holdings Ltd.	11,000	20,323
		2,481,671
	Number of Shares	Value†

Ireland — 1.0%
AerCap Holdings N.V.*	800	$ 46,656
AIB Group PLC	6,449	24,754
Bank of Ireland Group PLC	6,455	61,512
CRH PLC	4,410	175,386
DCC PLC	577	28,372
Experian PLC	5,380	182,212
Flutter Entertainment PLC*	975	133,606
James Hardie Industries PLC	2,516	45,284
Kerry Group PLC, Class A	925	83,555
Kingspan Group PLC	940	50,895
Smurfit Kappa Group PLC	1,428	52,922
		885,154
Israel — 0.7%
Azrieli Group Ltd.	257	17,139
Bank Hapoalim BM	7,360	66,269
Bank Leumi Le-Israel BM	9,130	76,042
Bezeq The Israeli Telecommunication Corp., Ltd.	11,692	20,058
Check Point Software Technologies Ltd.*	612	77,210
CyberArk Software Ltd.*	200	25,930
Elbit Systems Ltd.	163	26,509
ICL Group Ltd.	4,391	31,727
Israel Discount Bank Ltd., Class A	7,042	36,970
Mizrahi Tefahot Bank Ltd.	844	27,240
Nice Ltd.*	369	70,987
Teva Pharmaceutical Industries Ltd.*	5,764	53,154
Teva Pharmaceutical Industries Ltd., ADR*	500	4,560
Tower Semiconductor Ltd.*	651	28,416
Wix.com Ltd.*	311	23,894
ZIM Integrated Shipping Services Ltd.	500	8,595
		594,700
Italy — 1.9%
Amplifon SpA	758	22,634
Assicurazioni Generali SpA	6,714	119,392
Davide Campari-Milano N.V.	3,207	32,558
DiaSorin SpA	153	21,409
Enel SpA	47,582	255,903
Eni SpA	14,613	207,789
Ferrari N.V.	736	157,827
FinecoBank Banca Fineco SpA	3,527	58,570
Infrastrutture Wireless Italiane SpA	2,052	20,701
Intesa Sanpaolo SpA	97,660	216,357
Mediobanca Banca di Credito Finanziario SpA	3,592	34,516
Moncler SpA	1,189	63,180
Nexi SpA*	3,202	25,276
Poste Italiane SpA	3,173	30,957
Prysmian SpA	1,441	53,541
Recordati Industria Chimica e Farmaceutica SpA	636	26,437
Snam SpA	12,195	59,132
Telecom Italia SpA*	60,149	13,940

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Terna - Rete Elettrica Nazionale	8,507	$ 62,826
UniCredit SpA	11,213	159,107
		1,642,052
Japan — 21.4%
Advantest Corp.	1,100	70,453
Aeon Co., Ltd.	3,800	80,239
AGC, Inc.	1,100	36,504
Aisin Corp.	900	23,863
Ajinomoto Co., Inc.	2,800	85,577
ANA Holdings, Inc.*	1,000	21,178
Asahi Group Holdings Ltd.	2,800	87,157
Asahi Intecc Co., Ltd.	1,300	21,206
Asahi Kasei Corp.	7,600	54,101
Astellas Pharma, Inc.	10,700	162,700
Azbil Corp.	700	17,575
Bandai Namco Holdings, Inc.	1,200	75,215
Bridgestone Corp.	3,400	120,384
Brother Industries Ltd.	1,400	21,159
Canon, Inc.	5,800	125,536
Capcom Co., Ltd.	1,000	31,920
Central Japan Railway Co.	800	98,224
Chubu Electric Power Co., Inc.	3,900	40,328
Chugai Pharmaceutical Co., Ltd.	3,900	99,476
Concordia Financial Group Ltd.	6,600	27,558
CyberAgent, Inc.	2,400	21,367
Dai Nippon Printing Co., Ltd.	1,200	24,107
Daifuku Co., Ltd.	600	27,968
Dai-ichi Life Holdings, Inc.	5,900	133,242
Daiichi Sankyo Co., Ltd.	10,300	331,523
Daikin Industries Ltd.	1,500	227,570
Daito Trust Construction Co., Ltd.	300	30,715
Daiwa House Industry Co., Ltd.	3,600	82,931
Daiwa House REIT Investment Corp.*	13	28,986
Daiwa Securities Group, Inc.	8,100	35,792
Denso Corp.	2,500	122,600
Dentsu Group, Inc.	1,300	40,782
Disco Corp.	200	57,004
East Japan Railway Co.	1,800	102,524
Eisai Co., Ltd.	1,500	98,928
ENEOS Holdings, Inc.	18,590	63,307
FANUC Corp.	1,100	164,611
Fast Retailing Co., Ltd.	300	182,560
Fuji Electric Co., Ltd.	700	26,417
FUJIFILM Holdings Corp.	2,100	105,003
Fujitsu Ltd.	1,100	146,649
GLP J-Reit*	26	29,944
GMO Payment Gateway, Inc.	200	16,540
Hakuhodo DY Holdings, Inc.	1,500	15,054
Hamamatsu Photonics K.K.	800	38,182
Hankyu Hanshin Holdings, Inc.	1,400	41,479
Hikari Tsushin, Inc.	100	14,075
Hirose Electric Co., Ltd.	120	15,051
Hitachi Construction Machinery Co., Ltd.	700	15,601
	Number of Shares	Value†

Japan — (continued)
Hitachi Ltd.	5,700	$ 286,803
Honda Motor Co., Ltd.	9,500	216,686
Hoshizaki Corp.	600	21,097
Hoya Corp.	2,100	201,135
Hulic Co., Ltd.	2,300	18,061
Ibiden Co., Ltd.	700	25,244
Idemitsu Kosan Co., Ltd.	1,256	29,405
Iida Group Holdings Co., Ltd.	900	13,665
Inpex Corp.	6,000	64,473
Isuzu Motors Ltd.	3,500	40,575
Ito En Ltd.	300	10,918
ITOCHU Corp.	7,000	219,609
Itochu Techno-Solutions Corp.	600	13,917
Japan Airlines Co., Ltd.*	800	16,294
Japan Exchange Group, Inc.	2,900	41,797
Japan Metropolitan Fund Invest	42	33,412
Japan Post Bank Co., Ltd.	2,500	21,432
Japan Post Holdings Co., Ltd.	14,300	120,320
Japan Post Insurance Co., Ltd.	1,100	19,346
Japan Real Estate Investment Corp.	7	30,746
Japan Tobacco, Inc.	7,200	145,154
JFE Holdings, Inc.	3,000	34,811
JSR Corp.	1,100	21,539
Kajima Corp.	2,600	30,257
Kakaku.com, Inc.	800	12,837
Kao Corp.	2,900	115,131
KDDI Corp.	9,400	285,073
Keio Corp.	600	21,978
Keisei Electric Railway Co., Ltd.	800	22,729
Keyence Corp.	1,140	442,599
Kikkoman Corp.	800	42,109
Kintetsu Group Holdings Co., Ltd.	1,000	33,016
Kirin Holdings Co., Ltd.	5,000	76,207
Kobayashi Pharmaceutical Co., Ltd.	300	20,563
Kobe Bussan Co., Ltd.	800	23,057
Koei Tecmo Holdings Co., Ltd.	780	14,107
Koito Manufacturing Co., Ltd.	1,200	17,890
Komatsu Ltd.	5,400	116,716
Konami Group Corp.	500	22,681
Kose Corp.	200	21,731
Kubota Corp.	5,900	80,602
Kurita Water Industries Ltd.	600	24,783
Kyocera Corp.	1,900	94,310
Kyowa Kirin Co., Ltd.	1,600	36,646
Lasertec Corp.	400	65,308
Lixil Corp.	1,800	27,137
M3, Inc.	2,700	73,341
Makita Corp.	1,200	27,954
Marubeni Corp.	9,000	103,104
Mazda Motor Corp.	3,400	25,487
McDonald's Holdings Co., Japan Ltd.	500	19,003
MEIJI Holdings Co., Ltd.	600	30,755
MINEBEA MITSUMI, Inc.	2,200	32,595
MISUMI Group, Inc.	1,700	36,948
Mitsubishi Chemical Group Corp.	7,700	39,863

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsubishi Corp.	7,400	$ 240,239
Mitsubishi Electric Corp.	11,700	115,935
Mitsubishi Estate Co., Ltd.	6,900	89,380
Mitsubishi HC Capital, Inc.	3,900	19,182
Mitsubishi Heavy Industries Ltd.	1,900	75,081
Mitsubishi UFJ Financial Group, Inc.	70,000	469,939
Mitsui & Co., Ltd.	8,400	244,656
Mitsui Chemicals, Inc.	1,100	24,707
Mitsui Fudosan Co., Ltd.	5,300	96,868
Mitsui OSK Lines Ltd.	1,900	47,477
Mizuho Financial Group, Inc.	14,108	198,758
MonotaRO Co., Ltd.	1,500	21,129
MS&AD Insurance Group Holdings, Inc.	2,690	85,999
Murata Manufacturing Co., Ltd.	3,400	167,672
NEC Corp.	1,400	49,097
Nexon Co., Ltd.	2,800	62,862
NGK Insulators Ltd.	1,500	19,016
Nidec Corp.	2,600	133,794
Nihon M&A Center Holdings, Inc.	1,800	22,149
Nintendo Co., Ltd.	6,459	271,579
Nippon Building Fund, Inc.	9	40,246
NIPPON EXPRESS HOLDINGS, INC.	400	22,844
Nippon Paint Holdings Co., Ltd.	5,000	39,270
Nippon Prologis REIT, Inc.*	13	30,479
Nippon Sanso Holdings Corp.	1,000	14,485
Nippon Shinyaku Co., Ltd.	300	17,025
Nippon Steel Corp.	4,717	81,845
Nippon Telegraph & Telephone Corp.	7,000	199,630
Nippon Yusen K.K.	2,800	66,026
Nissan Chemical Corp.	700	30,525
Nissan Motor Co., Ltd.	13,900	43,499
Nisshin Seifun Group, Inc.	1,015	12,757
Nissin Foods Holdings Co., Ltd.	300	23,758
Nitori Holdings Co., Ltd.	500	65,331
Nitto Denko Corp.	800	46,076
Nomura Holdings, Inc.	17,600	65,216
Nomura Real Estate Holdings, Inc.	700	14,968
Nomura Real Estate Master Fund, Inc.*	26	32,211
Nomura Research Institute Ltd.	2,030	48,261
NTT Data Corp.	3,800	55,376
Obayashi Corp.	3,900	29,459
Obic Co., Ltd.	404	59,311
Odakyu Electric Railway Co., Ltd.	1,800	23,311
Oji Holdings Corp.	4,700	18,983
Olympus Corp.	7,100	125,227
Omron Corp.	1,100	53,161
Ono Pharmaceutical Co., Ltd.	2,200	51,422
Open House Group Co., Ltd.	500	18,205
Oracle Corp. Japan	200	13,004
Oriental Land Co., Ltd.	1,200	174,629
ORIX Corp.	7,200	115,248
Osaka Gas Co., Ltd.	2,300	37,060
Otsuka Corp.	700	22,064
Otsuka Holdings Co., Ltd.	2,300	75,009
Pan Pacific International Holdings Corp.	2,300	42,720
	Number of Shares	Value†

Japan — (continued)
Panasonic Corp.	12,900	$ 107,960
Persol Holdings Co., Ltd.	1,000	21,270
Rakuten Group, Inc.*	5,500	24,789
Recruit Holdings Co., Ltd.	8,400	262,937
Renesas Electronics Corp.*	7,000	61,868
Resona Holdings, Inc.	12,300	67,557
Ricoh Co., Ltd.	3,500	26,639
Rohm Co., Ltd.	500	35,845
SBI Holdings, Inc.	1,510	28,770
SCSK Corp.	1,000	15,137
Secom Co., Ltd.	1,200	68,469
Seiko Epson Corp.	1,700	24,733
Sekisui Chemical Co., Ltd.	2,300	32,058
Sekisui House Ltd.	3,700	65,598
Seven & i Holdings Co., Ltd.	4,400	188,568
SG Holdings Co., Ltd.	1,700	23,572
Sharp Corp.	1,200	8,620
Shimadzu Corp.	1,400	39,634
Shimano, Inc.	400	63,208
Shimizu Corp.	3,400	18,142
Shin-Etsu Chemical Co., Ltd.	2,200	268,647
Shionogi & Co., Ltd.	1,500	74,840
Shiseido Co., Ltd.	2,300	112,732
Shizuoka Financial Group, Inc.	2,800	22,438
SMC Corp.	334	139,463
SoftBank Corp.	16,800	190,070
SoftBank Group Corp.	7,100	300,280
Sompo Holdings, Inc.	1,825	80,744
Sony Group Corp.	7,400	564,040
Square Enix Holdings Co., Ltd.	500	23,213
Subaru Corp.	3,700	56,018
SUMCO Corp.	2,100	27,822
Sumitomo Chemical Co., Ltd.	9,200	32,988
Sumitomo Corp.	6,800	113,037
Sumitomo Electric Industries Ltd.	4,300	48,583
Sumitomo Metal Mining Co., Ltd.	1,500	52,708
Sumitomo Mitsui Financial Group, Inc.	7,600	305,767
Sumitomo Mitsui Trust Holdings, Inc.	2,043	71,292
Sumitomo Realty & Development Co., Ltd.	1,800	42,422
Suntory Beverage & Food Ltd.	800	27,242
Suzuki Motor Corp.	2,200	70,460
Sysmex Corp.	1,000	60,371
T&D Holdings, Inc.	3,200	45,807
Taisei Corp.	1,100	35,470
Takeda Pharmaceutical Co., Ltd.	8,795	274,815
TDK Corp.	2,300	74,827
Terumo Corp.	3,900	110,567
The Chiba Bank Ltd.	3,300	24,077
The Kansai Electric Power Co., Inc.	4,200	40,786
TIS, Inc.	1,300	34,166
Tobu Railway Co., Ltd.	1,100	25,657
Toho Co., Ltd.	700	26,982
Tokio Marine Holdings, Inc.	10,700	228,578

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Tokyo Electric Power Co. Holdings, Inc.*	9,300	$ 33,493
Tokyo Electron Ltd.	900	264,446
Tokyo Gas Co., Ltd.	2,200	43,076
Tokyu Corp.	3,200	40,301
TOPPAN Inc.	1,500	22,151
Toray Industries, Inc.	8,400	46,716
Toshiba Corp.	2,300	79,923
Tosoh Corp.	1,600	19,027
TOTO Ltd.	800	27,136
Toyota Industries Corp.	800	43,461
Toyota Motor Corp.	62,140	847,748
Toyota Tsusho Corp.	1,200	44,141
Trend Micro, Inc.*	800	37,414
Unicharm Corp.	2,400	91,887
USS Co., Ltd.	1,300	20,627
Welcia Holdings Co., Ltd.	600	13,986
West Japan Railway Co.	1,300	56,445
Yakult Honsha Co., Ltd.	700	45,568
Yamaha Corp.	800	29,686
Yamaha Motor Co., Ltd.	1,800	40,682
Yamato Holdings Co., Ltd.	1,600	25,354
Yaskawa Electric Corp.	1,400	44,668
Yokogawa Electric Corp.	1,400	22,219
Z Holdings Corp.	16,100	40,210
ZOZO, Inc.	800	19,757
		18,280,386
Jordan — 0.0%
Hikma Pharmaceuticals PLC	864	16,101
Luxembourg — 0.2%
ArcelorMittal S.A.	3,184	84,001
Aroundtown S.A.	6,122	14,261
Eurofins Scientific S.E.	816	58,587
Tenaris S.A.	2,782	48,790
		205,639
Macao — 0.1%
Sands China Ltd.*	14,800	48,547
Netherlands — 4.5%
ABN AMRO Bank N.V.	2,447	33,886
Adyen N.V.*	127	176,308
Aegon N.V.	10,361	52,496
Akzo Nobel N.V.	1,054	70,726
Argenx S.E.*	321	120,505
ASM International N.V.	272	69,016
ASML Holding N.V.	2,384	1,299,881
Euronext N.V.	518	38,348
EXOR N.V.*	660	48,321
Heineken Holding N.V.	613	47,342
Heineken N.V.	1,512	142,419
IMCD N.V.	347	49,635
ING Groep N.V.	22,040	268,473
JDE Peet's N.V.	515	14,896
	Number of Shares	Value†

Netherlands — (continued)
Just Eat Takeaway.com N.V.*	1,067	$ 22,711
Koninklijke Ahold Delhaize N.V.	6,109	175,642
Koninklijke DSM N.V.	1,019	125,128
Koninklijke KPN N.V.	18,759	58,064
Koninklijke Philips N.V.	5,366	80,743
NN Group N.V.	1,618	66,164
OCI NV*	619	22,131
Prosus N.V.*	4,856	335,275
QIAGEN N.V.*	1,373	69,021
Randstad N.V.	725	44,299
Stellantis N.V.	4,487	63,749
Stellantis N.V.	8,372	118,969
Universal Music Group N.V.	4,222	102,099
Wolters Kluwer N.V.	1,556	162,813
		3,879,060
New Zealand — 0.2%
Auckland International Airport Ltd.*	7,648	37,931
Fisher & Paykel Healthcare Corp. Ltd.	3,529	50,496
Mercury NZ Ltd.	4,381	15,477
Meridian Energy Ltd.	7,863	26,154
Spark New Zealand Ltd.	11,452	39,209
Xero Ltd.*	777	37,050
		206,317
Norway — 0.8%
Adevinta ASA*	1,674	11,085
Aker BP ASA	1,791	55,669
DNB Bank ASA	5,415	106,947
Equinor ASA	5,569	200,151
Gjensidige Forsikring ASA	1,242	24,361
Kongsberg Gruppen ASA	500	21,282
Mowi ASA	2,508	42,737
Norsk Hydro ASA	8,146	60,870
Orkla ASA	4,507	32,529
Salmar ASA	343	13,451
Telenor ASA	4,219	39,418
Yara International ASA	1,012	44,444
		652,944
Portugal — 0.2%
EDP - Energias de Portugal S.A.	16,741	83,451
Galp Energia SGPS S.A.	3,064	41,335
Jeronimo Martins SGPS S.A.	1,733	37,494
		162,280
Singapore — 1.5%
CapitaLand Ascendas REIT	20,490	41,965
CapitaLand Integrated Commercial Trust	29,400	44,841
Capitaland Investment Ltd.	15,807	43,686
CDL Hospitality Trusts	477	446
City Developments Ltd.	2,500	15,368
DBS Group Holdings Ltd.	10,548	266,987
Genting Singapore Ltd.	36,200	25,834
Grab Holdings Ltd., Class A*	6,900	22,218
Jardine Cycle & Carriage Ltd.	600	12,811

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Keppel Corp. Ltd.	8,700	$ 47,182
Mapletree Logistics Trust	20,077	23,874
Mapletree Pan Asia Commercial Trust	12,700	15,868
Oversea-Chinese Banking Corp. Ltd.	19,791	180,020
Sea Ltd., ADR*	2,100	109,263
Singapore Airlines Ltd.	7,900	32,618
Singapore Exchange Ltd.	5,000	33,434
Singapore Technologies Engineering Ltd.	9,500	23,772
Singapore Telecommunications Ltd.	48,000	92,030
United Overseas Bank Ltd.	6,937	158,898
UOL Group Ltd.	2,407	12,102
Venture Corp. Ltd.	1,700	21,668
Wilmar International Ltd.	11,600	36,138
		1,261,023
Spain — 2.4%
Acciona S.A.	148	27,237
ACS Actividades de Construccion y Servicios S.A.	1,241	35,509
Aena SME S.A.*	452	56,662
Amadeus IT Group S.A.*	2,629	136,387
Banco Bilbao Vizcaya Argentaria S.A.	35,463	213,603
Banco Santander S.A.	98,280	293,868
CaixaBank S.A.	25,785	101,098
Cellnex Telecom S.A.	3,166	105,020
Corp. ACCIONA Energias Renovables S.A.	397	15,340
EDP Renovaveis S.A.	1,747	38,496
Enagas S.A.	1,501	24,959
Endesa S.A.	1,891	35,639
Ferrovial S.A.	2,833	74,178
Grifols S.A.*	1,885	21,769
Iberdrola S.A.	35,402	413,265
Industria de Diseno Textil S.A.	6,371	169,220
Naturgy Energy Group S.A.	843	21,909
Red Electrica Corp. S.A.	2,449	42,584
Repsol S.A.	8,043	128,021
Telefonica S.A.	30,268	109,573
		2,064,337
Sweden — 3.0%
Alfa Laval AB	1,754	50,738
Assa Abloy AB, Class B	5,845	125,722
Atlas Copco AB, Class A	15,698	185,996
Atlas Copco AB, Class B	9,087	96,955
Boliden AB*	1,554	58,372
Electrolux AB, Class B	1,401	18,929
Embracer Group AB*	4,059	18,428
Epiroc AB, Class A	3,883	70,706
Epiroc AB, Class B	2,199	35,376
EQT AB	1,802	38,284
Essity AB, Class B	3,542	92,755
Evolution AB	1,065	103,736
Fastighets AB Balder, Class B*	3,781	17,647
Getinge AB, Class B	1,344	27,943
	Number of Shares	Value†

Sweden — (continued)
H & M Hennes & Mauritz AB, Class B	4,438	$ 47,826
Hexagon AB, Class B	11,349	118,995
Holmen AB, Class B	551	21,899
Husqvarna AB, Class B	2,510	17,629
Industrivarden AB, Class A	694	16,880
Industrivarden AB, Class C	848	20,574
Indutrade AB	1,630	33,056
Investment AB Latour, Class B	921	17,418
Investor AB, Class A	3,008	55,963
Investor AB, Class B	10,649	192,757
Kinnevik AB, Class B*	1,467	20,192
L E Lundbergforetagen AB, Class B	471	20,080
Lifco AB, Class B	1,359	22,747
Nibe Industrier AB, Class B	8,810	82,231
Sagax AB, Class B	1,162	26,401
Sandvik AB	6,212	112,261
Securitas AB, Class B	3,022	25,216
Skandinaviska Enskilda Banken AB, Class A	9,412	108,359
Skanska AB, Class B	1,869	29,628
SKF AB, Class B	2,120	32,380
Svenska Cellulosa AB SCA, Class B	3,681	46,619
Svenska Handelsbanken AB, Class A	8,477	85,346
Swedbank AB, Class A	5,265	89,553
Swedish Orphan Biovitrum AB*	982	20,324
Tele2 AB, Class B	3,448	28,128
Telefonaktiebolaget LM Ericsson, Class B	17,669	103,530
Telia Co., AB	16,043	40,994
Volvo AB, Class A	1,208	22,935
Volvo AB, Class B	8,812	159,176
Volvo Car AB, Class B*	3,803	17,317
		2,578,001
Switzerland — 10.6%
ABB Ltd.	9,198	280,332
Adecco Group AG*	908	29,869
Alcon, Inc.	2,921	200,436
Bachem Holding AG, Class B	200	17,354
Baloise Holding AG	279	43,024
Banque Cantonale Vaudoise	182	17,450
Barry Callebaut AG	21	41,470
BKW AG	127	17,377
Chocoladefabriken Lindt & Spruengli AG	1	102,883
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	6	61,140
Cie Financiere Richemont S.A., Class A	3,057	396,370
Clariant AG*	1,199	19,042
Coca-Cola HBC AG*	1,222	28,887
Credit Suisse Group AG*	20,764	61,991
EMS-Chemie Holding AG	43	29,124
Geberit AG	209	98,665
Givaudan S.A.	54	165,397
Glencore PLC*	57,212	381,527

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Holcim AG*	3,237	$ 167,558
Julius Baer Group Ltd.*	1,240	72,169
Kuehne + Nagel International AG	329	76,487
Logitech International S.A.	1,002	62,133
Lonza Group AG	435	213,531
Nestle S.A.	16,134	1,863,629
Novartis AG	12,688	1,148,232
Partners Group Holding AG	132	116,884
Roche Holding AG	4,121	1,294,973
Roche Holding AG	156	60,449
Schindler Holding AG	125	22,544
Schindler Holding AG, Participation Certificates	234	44,011
SGS S.A.	38	88,515
SIG Group AG*	1,861	40,665
Sika AG	854	205,304
Sonova Holding AG	312	74,100
STMicroelectronics N.V.	3,989	141,753
Straumann Holding AG	650	74,536
Swiss Life Holding AG	179	92,267
Swiss Prime Site AG*	461	39,956
Swiss Re AG	1,761	164,656
Swisscom AG	150	82,172
Temenos AG	390	21,455
The Swatch Group AG	176	50,023
The Swatch Group AG	298	15,495
UBS Group AG	19,606	364,402
VAT Group AG*	163	44,746
Zurich Insurance Group AG	881	421,186
		9,056,169
United Arab Emirates — 0.0%
NMC Health PLC*	538	0
United Kingdom — 14.3%
3i Group PLC	5,661	91,297
abrdn PLC	13,258	30,127
Admiral Group PLC	1,092	28,033
Anglo American PLC	7,436	291,193
Ashtead Group PLC	2,572	146,102
Associated British Foods PLC	2,147	40,704
AstraZeneca PLC	9,089	1,229,918
Auto Trader Group PLC	5,606	34,911
AVEVA Group PLC	707	27,366
Aviva PLC	16,295	86,439
BAE Systems PLC	18,291	188,917
Barclays PLC	93,905	178,684
Barratt Developments PLC	6,327	30,220
Berkeley Group Holdings PLC	623	28,402
BP PLC	110,290	636,367
British American Tobacco PLC	12,524	495,426
BT Group PLC	42,147	56,910
Bunzl PLC	2,044	68,004
Burberry Group PLC	2,268	55,140
CNH Industrial N.V.	5,953	95,498
Coca-Cola Europacific Partners PLC	1,234	68,151
	Number of Shares	Value†

United Kingdom — (continued)
Compass Group PLC	10,329	$ 238,518
Croda International PLC	846	67,323
Diageo PLC	13,346	584,179
Entain PLC	3,405	54,225
GSK PLC	23,826	411,790
Haleon PLC*	29,595	117,096
Halma PLC	2,279	54,274
Hargreaves Lansdown PLC	2,149	22,130
HSBC Holdings PLC	117,061	725,490
Imperial Brands PLC	5,266	131,182
Informa PLC	8,400	62,662
InterContinental Hotels Group PLC	1,066	61,166
Intertek Group PLC	978	47,582
J. Sainsbury PLC	10,110	26,517
JD Sports Fashion PLC	15,834	24,062
Johnson Matthey PLC	1,119	28,599
Kingfisher PLC	11,961	33,984
Land Securities Group PLC	4,270	31,902
Legal & General Group PLC	36,138	108,347
Lloyds Banking Group PLC	398,788	217,624
London Stock Exchange Group PLC	1,922	165,141
M&G PLC	15,177	34,319
Melrose Industries PLC	23,250	37,458
Mondi PLC	2,953	49,938
National Grid PLC	21,415	256,538
NatWest Group PLC	30,926	98,630
Next PLC	747	52,343
Ocado Group PLC*	3,089	22,930
Pearson PLC	3,709	41,881
Persimmon PLC	1,943	28,489
Phoenix Group Holdings PLC	4,526	33,155
Prudential PLC	16,072	219,146
Reckitt Benckiser Group PLC	4,188	290,297
RELX PLC	6,807	188,200
RELX PLC	4,430	122,716
Rentokil Initial PLC	14,597	89,681
Rio Tinto PLC	6,588	463,690
Rolls-Royce Holdings PLC*	49,855	55,687
Schroders PLC	4,547	23,892
Segro PLC	7,317	67,406
Severn Trent PLC	1,481	47,315
Shell PLC	42,608	1,201,154
Smith & Nephew PLC	5,282	70,540
Smiths Group PLC	2,084	39,996
Spirax-Sarco Engineering PLC	418	53,391
SSE PLC	6,227	128,070
St. James's Place PLC	3,047	40,139
Standard Chartered PLC	14,561	108,604
Taylor Wimpey PLC	21,314	26,103
Tesco PLC	43,504	117,238
The British Land Co., PLC	5,472	25,980
The Sage Group PLC	5,891	53,047
Unilever PLC	8,385	423,341
Unilever PLC	6,538	328,056
United Utilities Group PLC	4,089	48,857

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Vodafone Group PLC	154,210	$ 156,171
Whitbread PLC	1,238	38,277
WPP PLC	6,325	62,491
		12,266,768
TOTAL COMMON STOCKS (Cost $66,789,603)		83,298,319

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	341	28,777
Dr. Ing. h.c. F. Porsche AG*	686	69,227
Henkel AG & Co., KGaA	1,081	74,927
Porsche Automobil Holding S.E.	927	50,555
Sartorius AG	146	57,652
Volkswagen AG	1,083	134,346
TOTAL PREFERRED STOCKS (Cost $409,938)		415,484

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,051,801)	1,051,801	1,051,801
TOTAL INVESTMENTS — 99.2% (Cost $68,251,342)		$ 84,765,604
Other Assets & Liabilities — 0.8%		717,360
TOTAL NET ASSETS — 100.0%		$ 85,482,964

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
K.K.— Kabushiki Kaisha
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.

Country Weightings as of 12/31/2022††
Japan	22%
United Kingdom	14
France	11
Switzerland	11
Germany	8
Australia	8
Netherlands	5
Other	21
Total	100%
††	% of total investments as of December 31, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$ 203,163
Aerospace & Defense	1.4%	1,184,548
Agriculture	1.0%	807,900
Airlines	0.2%	121,643
Apparel	2.3%	1,921,106
Auto Manufacturers	3.0%	2,466,840
Auto Parts & Equipment	0.7%	572,322
Banks	10.7%	8,927,571
Beverages	2.3%	1,873,725
Biotechnology	1.0%	871,004
Building Materials	1.7%	1,385,029
Chemicals	2.8%	2,352,438
Commercial Services	2.6%	2,170,974
Computers	1.1%	893,124
Cosmetics & Personal Care	2.3%	1,879,257
Distribution & Wholesale	1.3%	1,110,444
Diversified Financial Services	1.6%	1,361,161
Electric	2.8%	2,367,514
Electrical Components & Equipment	1.1%	926,096
Electronics	1.2%	1,025,720
Energy-Alternate Sources	0.2%	187,389
Engineering & Construction	1.2%	1,015,040
Entertainment	0.9%	758,391
Environmental Control	0.0%	24,783
Food	4.7%	3,882,458
Food Service	0.4%	289,993
Forest Products & Paper	0.4%	354,046
Gas	0.3%	247,889
Hand & Machine Tools	0.3%	266,785
Healthcare Products	2.0%	1,632,906
Healthcare Services	0.7%	548,844
Holding Companies	0.1%	72,082
Home Builders	0.3%	260,073
Home Furnishings	0.9%	751,214
Household Products & Wares	0.4%	330,270
Insurance	5.5%	4,560,994
Internet	1.1%	924,273
Investment Companies	0.6%	520,015
Iron & Steel	0.5%	444,233
Leisure Time	0.2%	133,576
Lodging	0.3%	274,974
Machinery — Construction & Mining	1.1%	878,480
Machinery — Diversified	2.0%	1,681,248
Media	0.4%	338,657
Metal Fabricate/Hardware	0.2%	162,864

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Developed International Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Mining	3.3%	$ 2,723,113
Miscellaneous Manufacturing	1.1%	942,479
Office & Business Equipment	0.3%	281,911
Oil & Gas	4.9%	4,117,268
Packaging and Containers	0.1%	40,665
Pharmaceuticals	9.7%	8,053,217
Pipelines	0.1%	52,423
Private Equity	0.4%	306,027
Real Estate	1.3%	1,069,487
Real Estate Investment Trusts	1.3%	1,047,460
Retail	1.8%	1,513,984
Semiconductors	2.8%	2,335,154
Shipbuilding	0.0%	21,282
Software	1.4%	1,194,350
Telecommunications	3.2%	2,695,116
Toys, Games & Hobbies	0.4%	346,794
Transportation	1.7%	1,398,821
Water	0.2%	195,712
	100.0%	$83,298,319
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 6,553,817	$ 281,858	$ 6,271,959	$—
Austria	158,450	—	158,450	—
Belgium	739,354	—	739,354	—
Chile	44,634	—	44,634	—
Denmark	2,500,694	—	2,500,694	—
Finland	1,070,018	—	1,070,018	—
France	9,637,425	—	9,637,425	—
Germany	6,312,778	—	6,312,778	—
Hong Kong	2,481,671	12,195	2,469,476	—
Ireland	885,154	46,656	838,498	—
Israel	594,700	140,189	454,511	—
Italy	1,642,052	—	1,642,052	—
Japan	18,280,386	—	18,280,386	—
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Jordan	$ 16,101	$ —	$ 16,101	$—
Luxembourg	205,639	—	205,639	—
Macao	48,547	—	48,547	—
Netherlands	3,879,060	—	3,879,060	—
New Zealand	206,317	—	206,317	—
Norway	652,944	—	652,944	—
Portugal	162,280	—	162,280	—
Singapore	1,261,023	131,481	1,129,542	—
Spain	2,064,337	—	2,064,337	—
Sweden	2,578,001	—	2,578,001	—
Switzerland	9,056,169	—	9,056,169	—
United Arab Emirates	—	—	—	—
United Kingdom	12,266,768	—	12,266,768	—
Total Common Stocks	$ 83,298,319	$ 612,379	$ 82,685,940	$ —
Preferred Stocks	415,484	—	415,484	—
Short-Term Investments	1,051,801	1,051,801	—	—
Total Investments	$ 84,765,604	$ 1,664,180	$ 83,101,424	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(2,850)	$(2,850)	$—	$—
Total Liabilities—Other Financial Instruments	$ (2,850)	$ (2,850)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2022 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	03/17/23	21	50	$1,949	$2,046,870	$—	$(2,850)
							$—	$(2,850)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 93.6%
Canada — 10.6%
Canadian National Railway Co.	45,869	$ 5,448,722
Constellation Software, Inc.	9,966	15,559,620
Intact Financial Corp.	44,999	6,477,663
		27,486,005
China — 2.3%
Yum China Holdings, Inc.	106,029	5,920,648
France — 13.6%
Air Liquide S.A.	55,273	7,845,198
EssilorLuxottica S.A.	39,989	7,235,338
Hermes International	6,314	9,773,141
L'Oreal S.A.	17,322	6,202,969
Sartorius Stedim Biotech	12,508	4,064,701
		35,121,347
Hong Kong — 2.1%
Budweiser Brewing Co., APAC, Ltd.	1,718,379	5,371,646
India — 3.1%
Tata Consultancy Services Ltd.	202,753	7,973,691
Ireland — 4.1%
Experian PLC	190,560	6,453,950
Flutter Entertainment PLC*	29,661	4,064,488
		10,518,438
Italy — 2.6%
Ferrari N.V.	31,898	6,840,164
Japan — 6.4%
Hoya Corp.	39,386	3,772,335
Keyence Corp.	10,138	3,936,026
Obic Co., Ltd.	60,809	8,927,312
		16,635,673
Luxembourg — 1.4%
Eurofins Scientific S.E.	49,544	3,557,171
Netherlands — 6.5%
Adyen N.V.*	1,347	1,869,973
IMCD N.V.	24,374	3,486,495
Wolters Kluwer N.V.	109,953	11,504,967
		16,861,435
Sweden — 1.4%
Epiroc AB, Class A	206,223	3,755,137
Switzerland — 9.5%
Alcon, Inc.	84,449	5,794,803
Lonza Group AG	7,483	3,673,221
Nestle S.A.	91,639	10,585,169
Roche Holding AG	14,359	4,512,137
		24,565,330
United Kingdom — 20.5%
Ashtead Group PLC	62,591	3,555,469
Diageo PLC	227,875	9,974,516
Halma PLC	149,321	3,556,072
	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group PLC	127,157	$ 10,925,482
RELX PLC	490,092	13,550,080
Rentokil Initial PLC	1,337,261	8,215,821
Spirax-Sarco Engineering PLC	26,086	3,331,980
		53,109,420
United States — 9.5%
Aon PLC, Class A	32,252	9,680,115
Mastercard, Inc., Class A	25,376	8,823,997
Mettler-Toledo International, Inc.*	4,209	6,083,899
		24,588,011
TOTAL COMMON STOCKS (Cost $248,680,352)		242,304,116

SHORT-TERM INVESTMENTS — 6.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $15,762,222)	15,762,222	15,762,222
TOTAL INVESTMENTS — 99.7% (Cost $264,442,574)		$ 258,066,338
Other Assets & Liabilities — 0.3%		838,755
TOTAL NET ASSETS — 100.0%		$ 258,905,093

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2022††
United Kingdom	21%
United States	16
France	14
Canada	11
Switzerland	9
Netherlands	7
Japan	6
Other	16
Total	100%
††	% of total investments as of December 31, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	4.0%	$ 9,773,141
Auto Manufacturers	2.8%	6,840,164
Beverages	6.3%	15,346,162
Chemicals	3.2%	7,845,198
Commercial Services	13.9%	33,645,293

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
International Equity Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Computers	7.0%	$ 16,901,003
Cosmetics & Personal Care	2.6%	6,202,969
Distribution & Wholesale	1.4%	3,486,495
Diversified Financial Services	8.2%	19,749,479
Electronics	5.5%	13,412,306
Entertainment	1.7%	4,064,488
Food	4.4%	10,585,169
Healthcare Products	7.1%	17,094,842
Healthcare Services	3.0%	7,230,392
Insurance	6.7%	16,157,778
Machinery — Construction & Mining	1.6%	3,755,137
Machinery — Diversified	3.0%	7,268,006
Media	4.7%	11,504,967
Pharmaceuticals	1.9%	4,512,137
Retail	2.4%	5,920,648
Software	6.4%	15,559,620
Transportation	2.2%	5,448,722
	100.0%	$242,304,116
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$27,486,005	$27,486,005	$ —	$—
China	5,920,648	—	5,920,648	—
France	35,121,347	—	35,121,347	—
Hong Kong	5,371,646	—	5,371,646	—
India	7,973,691	—	7,973,691	—
Ireland	10,518,438	—	10,518,438	—
Italy	6,840,164	—	6,840,164	—
Japan	16,635,673	—	16,635,673	—
Luxembourg	3,557,171	—	3,557,171	—
Netherlands	16,861,435	—	16,861,435	—
Sweden	3,755,137	—	3,755,137	—
Switzerland	24,565,330	—	24,565,330	—
United Kingdom	53,109,420	—	53,109,420	—
United States	24,588,011	24,588,011	—	—
Total Common Stocks	$ 242,304,116	$ 52,074,016	$ 190,230,100	$ —
Short-Term Investments	15,762,222	15,762,222	—	—
Total Investments	$ 258,066,338	$ 67,836,238	$ 190,230,100	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 99.0%
Brazil — 7.4%
Banco BTG Pactual S.A.	189,269	$ 858,203
Hapvida Participacoes e Investimentos S.A.*	1,126,557	1,083,936
Lojas Renner S.A.	349,528	1,355,809
Raia Drogasil S.A.	519,146	2,332,334
TOTVS S.A.	189,392	990,768
WEG S.A.	52,289	381,391
		7,002,441
China — 30.8%
Alibaba Group Holding Ltd.*	134,733	1,478,414
Alibaba Group Holding Ltd., ADR*	2,786	245,419
Chacha Food Co., Ltd., Class A	181,388	1,301,813
China Tourism Group Duty Free Corp. Ltd., Class A	42,268	1,308,349
ENN Energy Holdings Ltd.	85,762	1,197,928
Foshan Haitian Flavouring & Food Co., Ltd., Class A	46,607	532,445
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	265,127	1,178,924
JD.com, Inc., ADR	11,614	651,894
JD.com, Inc., Class A	111,329	3,107,932
Kweichow Moutai Co., Ltd., Class A	7,948	1,966,146
Meituan, Class B*	108,745	2,409,336
Midea Group Co., Ltd., Class A	196,514	1,458,388
NetEase, Inc.	37,610	545,496
NetEase, Inc., ADR	11,389	827,183
Shanghai M&G Stationery, Inc., Class A	183,423	1,447,272
Shenzhen Inovance Technology Co., Ltd., Class A	117,356	1,170,961
Shenzhou International Group Holdings Ltd.	95,440	1,064,333
Tencent Holdings Ltd.	99,106	4,202,130
Wuxi Biologics Cayman, Inc.*	64,876	491,365
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	225,461	1,300,698
Yum China Holdings, Inc.	19,621	1,095,634
		28,982,060
Colombia — 1.4%
Bancolombia S.A., ADR	47,030	1,342,236
Hong Kong — 3.8%
Hong Kong Exchanges & Clearing Ltd.	57,766	2,482,220
Techtronic Industries Co., Ltd.	95,894	1,065,080
		3,547,300
India — 20.5%
Cipla Ltd.	107,405	1,395,432
Eicher Motors Ltd.	68,457	2,662,237
HCL Technologies Ltd.	84,151	1,055,328
Hindustan Unilever Ltd.	41,156	1,271,451
Housing Development Finance Corp. Ltd.	108,128	3,437,493
Infosys Ltd.	77,016	1,404,102
Kotak Mahindra Bank Ltd.	92,066	2,025,572
Power Grid Corp. of India Ltd.	408,724	1,053,775
	Number of Shares	Value†

India — (continued)
Reliance Industries Ltd.	103,732	$ 3,184,636
Tata Consultancy Services Ltd.	30,719	1,208,090
Voltas Ltd.	60,539	584,144
		19,282,260
Indonesia — 7.6%
Avia Avian Tbk PT	25,859,451	1,046,504
Bank Central Asia Tbk PT	3,179,673	1,743,536
Bank Rakyat Indonesia Persero Tbk PT	9,137,585	2,897,074
Telekom Indonesia Persero Tbk PT	5,988,671	1,442,145
		7,129,259
Macao — 1.0%
Sands China Ltd.*	291,658	956,705
Mexico — 4.0%
Wal-Mart de Mexico S.A.B. de C.V.	1,068,438	3,776,666
Netherlands — 2.1%
Heineken N.V.	20,755	1,954,961
Singapore — 2.2%
Oversea-Chinese Banking Corp. Ltd.	84,385	767,569
United Overseas Bank Ltd.	57,473	1,316,468
		2,084,037
South Africa — 1.3%
Clicks Group Ltd.	77,696	1,234,997
South Korea — 3.6%
Samsung Electronics Co., Ltd.	67,464	2,961,214
SK Hynix, Inc.	7,844	468,005
		3,429,219
Taiwan — 8.6%
Accton Technology Corp.	156,761	1,190,412
President Chain Store Corp.	318,992	2,820,419
Taiwan Semiconductor Manufacturing Co., Ltd.	277,650	4,032,440
		8,043,271
Thailand — 1.6%
SCB X PCL	475,583	1,467,082
United Arab Emirates — 2.7%
Americana Restaurants International PLC*	1,599,909	1,293,832
First Abu Dhabi Bank PJSC	257,385	1,195,899
		2,489,731
Uruguay — 0.4%
MercadoLibre, Inc.*	487	412,119
TOTAL COMMON STOCKS (Cost $104,163,680)		93,134,344

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Emerging Markets Equity Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,249,895)	1,249,895	$ 1,249,895
TOTAL INVESTMENTS — 100.3% (Cost $105,413,575)		$ 94,384,239
Other Assets & Liabilities — (0.3)%		(309,001)
TOTAL NET ASSETS — 100.0%		$ 94,075,238

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PCL— Public Company Limited.
PJSC— Private Joint Stock Company.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
Country Weightings as of 12/31/2022††
China	31%
India	20
Taiwan	9
Indonesia	8
Brazil	7
Mexico	4
Hong Kong	4
Other	17
Total	100%
††	% of total investments as of December 31, 2022.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	1.1%	$ 1,064,333
Banks	13.7%	12,755,436
Beverages	4.2%	3,921,107
Building Materials	0.6%	584,144
Chemicals	1.1%	1,046,504
Computers	2.8%	2,612,192
Diversified Financial Services	7.3%	6,777,916
Electric	1.1%	1,053,775
Electrical Components & Equipment	1.4%	1,300,698
Electronics	1.3%	1,170,961
Food	3.2%	3,013,182
Gas	1.3%	1,197,928
Hand & Machine Tools	1.2%	1,065,080
Healthcare Services	1.7%	1,575,301
Home Furnishings	1.6%	1,458,388
Household Products & Wares	1.4%	1,271,451
Internet	13.4%	12,507,244
Leisure Time	2.9%	2,662,237
Lodging	1.0%	956,705
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Machinery — Diversified	0.4%	$ 381,391
Oil & Gas	3.4%	3,184,636
Pharmaceuticals	1.5%	1,395,432
Retail	17.9%	16,665,312
Semiconductors	8.0%	7,461,659
Software	3.7%	3,418,775
Telecommunications	2.8%	2,632,557
	100.0%	$ 93,134,344
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Brazil	$ 7,002,441	$ 7,002,441	$ —	$—
China	28,982,060	1,724,496	27,257,564	—
Colombia	1,342,236	1,342,236	—	—
Hong Kong	3,547,300	—	3,547,300	—
India	19,282,260	—	19,282,260	—
Indonesia	7,129,259	1,046,504	6,082,755	—
Macao	956,705	—	956,705	—
Mexico	3,776,666	3,776,666	—	—
Netherlands	1,954,961	—	1,954,961	—
Singapore	2,084,037	—	2,084,037	—
South Africa	1,234,997	1,234,997	—	—
South Korea	3,429,219	—	3,429,219	—
Taiwan	8,043,271	—	8,043,271	—
Thailand	1,467,082	—	1,467,082	—
United Arab Emirates	2,489,731	1,293,832	1,195,899	—
Uruguay	412,119	412,119	—	—
Total Common Stocks	$ 93,134,344	$ 17,833,291	$ 75,301,053	$ —
Short-Term Investments	1,249,895	1,249,895	—	—
Total Investments	$ 94,384,239	$ 19,083,186	$ 75,301,053	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 2.9%
Lodging — 0.9%
Boyd Gaming Corp.	17,233	$ 939,716
Real Estate — 2.0%
Jones Lang LaSalle, Inc.*	12,301	1,960,410
TOTAL COMMON STOCKS (Cost $2,256,966)		2,900,126

REAL ESTATE INVESTMENT TRUSTS — 94.8%
Apartments — 18.1%
American Homes 4 Rent, Class A	64,462	1,942,885
Apartment Income REIT Corp.	45,629	1,565,531
Camden Property Trust	29,127	3,258,729
Essex Property Trust, Inc.	2,345	496,952
Invitation Homes, Inc.	160,190	4,748,031
Mid-America Apartment Communities, Inc.	19,219	3,017,191
UDR, Inc.	77,199	2,989,917
		18,019,236
Diversified — 22.7%
American Tower Corp.	32,300	6,843,078
Crown Castle, Inc.	30,749	4,170,794
Digital Realty Trust, Inc.	51,104	5,124,198
Equinix, Inc.	6,177	4,046,120
SBA Communications Corp.	6,111	1,712,975
Weyerhaeuser Co.	22,430	695,330
		22,592,495
Healthcare — 8.7%
Healthcare Realty Trust, Inc.	102,281	1,970,955
Healthpeak Properties, Inc.	51,743	1,297,197
Welltower, Inc.	81,989	5,374,379
		8,642,531
Hotels & Resorts — 2.3%
Host Hotels & Resorts, Inc.	144,879	2,325,308
Industrial — 13.3%
Americold Realty Trust, Inc.	107,290	3,037,380
Prologis, Inc.	90,905	10,247,721
		13,285,101
Manufactured Homes — 3.5%
Sun Communities, Inc.	24,104	3,446,872
Office Property — 1.9%
Highwoods Properties, Inc.	66,770	1,868,225
Regional Malls — 6.3%
Simon Property Group, Inc.	53,146	6,243,592
Single Tenant — 7.0%
Realty Income Corp.	81,858	5,192,253
Spirit Realty Capital, Inc.	43,309	1,729,328
		6,921,581
Storage & Warehousing — 8.0%
Extra Space Storage, Inc.	8,659	1,274,432
	Number of Shares	Value†

Storage & Warehousing — (continued)
Public Storage	23,797	$ 6,667,681
		7,942,113
Strip Centers — 3.0%
Kimco Realty Corp.	97,326	2,061,365
SITE Centers Corp.	68,447	934,986
		2,996,351
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $97,396,860)		94,283,405

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $2,048,589)	2,048,589	2,048,589
TOTAL INVESTMENTS — 99.7% (Cost $101,702,415)		$ 99,232,120
Other Assets & Liabilities — 0.3%		272,602
TOTAL NET ASSETS — 100.0%		$ 99,504,722

†	See Security Valuation Note.
*	Non-income producing security.
REIT— Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 2,900,126	$ 2,900,126	$—	$—
Real Estate Investment Trusts	94,283,405	94,283,405	—	—
Short-Term Investments	2,048,589	2,048,589	—	—
Total Investments	$ 99,232,120	$ 99,232,120	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 64.7%
Penn Series Flexibly Managed Fund*	41,347	$ 3,314,390
Penn Series Index 500 Fund*	390,641	13,231,013
Penn Series Large Cap Growth Fund*	17,801	553,249
Penn Series Large Cap Value Fund*	82,604	3,352,067
Penn Series Large Core Value Fund*	120,162	3,354,928
Penn Series Large Growth Stock Fund*	10,742	540,016
Penn Series Mid Cap Growth Fund*	34,577	1,096,430
Penn Series Mid Cap Value Fund*	42,766	1,116,623
Penn Series Mid Core Value Fund*	83,978	2,788,895
Penn Series Real Estate Securities Fund*	57,900	1,626,413
Penn Series Small Cap Growth Fund*	21,619	1,115,520
Penn Series Small Cap Index Fund*	61,288	1,665,192
Penn Series SMID Cap Growth Fund*	27,192	1,097,481
Penn Series SMID Cap Value Fund*	34,229	1,122,361
TOTAL AFFILIATED EQUITY FUNDS (Cost $31,464,112)		35,974,578

AFFILIATED FIXED INCOME FUNDS — 8.0%
Penn Series High Yield Bond Fund*	104,934	1,655,858
Penn Series Limited Maturity Bond Fund*	218,342	2,790,414
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $4,417,400)		4,446,272

AFFILIATED INTERNATIONAL EQUITY FUNDS — 26.7%
Penn Series Developed International Index Fund*	334,925	4,997,078
Penn Series Emerging Markets Equity Fund*	309,385	3,338,271
Penn Series International Equity Fund*	191,473	6,556,034
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $14,550,417)		14,891,383

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $372,575)	372,575	372,575
TOTAL INVESTMENTS — 100.1% (Cost $50,804,504)		$ 55,684,808
Other Assets & Liabilities — (0.1)%		(67,418)
TOTAL NET ASSETS — 100.0%		$ 55,617,390

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$35,974,578	$35,974,578	$—	$—
Affiliated Fixed Income Funds	4,446,272	4,446,272	—	—
Affiliated International Equity Funds	14,891,383	14,891,383	—	—
Short-Term Investments	372,575	372,575	—	—
Total Investments	$ 55,684,808	$ 55,684,808	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Flexibly Managed Fund*	143,594	$ 11,510,472
Penn Series Index 500 Fund*	1,187,056	40,205,605
Penn Series Large Cap Growth Fund*	61,819	1,921,349
Penn Series Large Cap Value Fund*	286,878	11,641,523
Penn Series Large Core Value Fund*	417,315	11,651,428
Penn Series Large Growth Stock Fund*	37,305	1,875,313
Penn Series Mid Cap Growth Fund*	120,078	3,807,662
Penn Series Mid Cap Value Fund*	74,262	1,938,970
Penn Series Mid Core Value Fund*	291,649	9,685,662
Penn Series Real Estate Securities Fund*	201,067	5,647,965
Penn Series Small Cap Growth Fund*	37,539	1,937,040
Penn Series Small Cap Index Fund*	283,794	7,710,696
Penn Series SMID Cap Growth Fund*	47,217	1,905,678
Penn Series SMID Cap Value Fund*	118,874	3,897,878
TOTAL AFFILIATED EQUITY FUNDS (Cost $94,783,096)		115,337,241

AFFILIATED FIXED INCOME FUNDS — 18.0%
Penn Series High Yield Bond Fund*	364,431	5,750,726
Penn Series Limited Maturity Bond Fund*	1,516,617	19,382,362
Penn Series Quality Bond Fund*	638,538	9,507,829
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $34,617,242)		34,640,917

AFFILIATED INTERNATIONAL EQUITY FUNDS — 21.8%
Penn Series Developed International Index Fund*	904,686	13,497,917
Penn Series Emerging Markets Equity Fund*	895,412	9,661,493
Penn Series International Equity Fund*	554,129	18,973,367
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,613,667)		42,132,777

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,002,929)	1,002,929	1,002,929
TOTAL INVESTMENTS — 100.1% (Cost $170,016,934)		$ 193,113,864
Other Assets & Liabilities — (0.1)%		(258,926)
TOTAL NET ASSETS — 100.0%		$ 192,854,938

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 115,337,241	$ 115,337,241	$—	$—
Affiliated Fixed Income Funds	34,640,917	34,640,917	—	—
Affiliated International Equity Funds	42,132,777	42,132,777	—	—
Short-Term Investments	1,002,929	1,002,929	—	—
Total Investments	$ 193,113,864	$ 193,113,864	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.8%
Penn Series Flexibly Managed Fund*	164,315	$ 13,171,498
Penn Series Index 500 Fund*	1,099,619	37,244,107
Penn Series Large Cap Growth Fund*	70,740	2,198,593
Penn Series Large Cap Value Fund*	164,140	6,660,803
Penn Series Large Core Value Fund*	318,358	8,888,547
Penn Series Large Growth Stock Fund*	42,688	2,145,906
Penn Series Mid Cap Growth Fund*	137,404	4,357,084
Penn Series Mid Core Value Fund*	333,737	11,083,415
Penn Series Real Estate Securities Fund*	153,382	4,308,500
Penn Series Small Cap Index Fund*	243,562	6,617,569
Penn Series SMID Cap Growth Fund*	54,030	2,180,653
Penn Series SMID Cap Value Fund*	68,014	2,230,184
TOTAL AFFILIATED EQUITY FUNDS (Cost $80,342,310)		101,086,859

AFFILIATED FIXED INCOME FUNDS — 37.8%
Penn Series High Yield Bond Fund*	556,035	8,774,239
Penn Series Limited Maturity Bond Fund*	2,603,275	33,269,852
Penn Series Quality Bond Fund*	2,776,619	41,343,852
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $83,188,316)		83,387,943

AFFILIATED INTERNATIONAL EQUITY FUNDS — 15.9%
Penn Series Developed International Index Fund*	591,571	8,826,246
Penn Series Emerging Markets Equity Fund*	1,024,646	11,055,927
Penn Series International Equity Fund*	443,863	15,197,887
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $32,932,670)		35,080,060

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $1,091,879)	1,091,879	1,091,879
TOTAL INVESTMENTS — 100.0% (Cost $197,555,175)		$ 220,646,741
Other Assets & Liabilities — (0.0)%		(53,716)
TOTAL NET ASSETS — 100.0%		$ 220,593,025

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$101,086,859	$101,086,859	$—	$—
Affiliated Fixed Income Funds	83,387,943	83,387,943	—	—
Affiliated International Equity Funds	35,080,060	35,080,060	—	—
Short-Term Investments	1,091,879	1,091,879	—	—
Total Investments	$ 220,646,741	$ 220,646,741	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	80,251	$ 6,432,902
Penn Series Index 500 Fund*	236,935	8,024,989
Penn Series Large Cap Growth Fund*	25,912	805,347
Penn Series Large Cap Value Fund*	60,123	2,439,791
Penn Series Large Core Value Fund*	116,613	3,255,821
Penn Series Mid Core Value Fund*	73,347	2,435,864
Penn Series Real Estate Securities Fund*	56,186	1,578,275
Penn Series Small Cap Index Fund*	29,739	807,999
Penn Series SMID Cap Value Fund*	24,913	816,906
TOTAL AFFILIATED EQUITY FUNDS (Cost $22,402,856)		26,597,894

AFFILIATED FIXED INCOME FUNDS — 56.5%
Penn Series High Yield Bond Fund*	254,586	4,017,360
Penn Series Limited Maturity Bond Fund*	1,589,216	20,310,182
Penn Series Quality Bond Fund*	1,445,281	21,520,239
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $47,049,514)		45,847,781

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	162,515	2,424,721
Penn Series Emerging Markets Equity Fund*	150,124	1,619,842
Penn Series International Equity Fund*	116,133	3,976,390
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,996,143)		8,020,953

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $718,140)	718,140	718,140
TOTAL INVESTMENTS — 100.1% (Cost $78,166,653)		$ 81,184,768
Other Assets & Liabilities — (0.1)%		(106,031)
TOTAL NET ASSETS — 100.0%		$ 81,078,737

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$26,597,894	$26,597,894	$—	$—
Affiliated Fixed Income Funds	45,847,781	45,847,781	—	—
Affiliated International Equity Funds	8,020,953	8,020,953	—	—
Short-Term Investments	718,140	718,140	—	—
Total Investments	$ 81,184,768	$ 81,184,768	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2022
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.6%
Penn Series Flexibly Managed Fund*	46,940	$ 3,762,710
Penn Series Index 500 Fund*	83,153	2,816,398
Penn Series Large Core Value Fund*	51,156	1,428,261
Penn Series Mid Core Value Fund*	28,601	949,826
Penn Series Real Estate Securities Fund*	16,434	461,644
TOTAL AFFILIATED EQUITY FUNDS (Cost $8,141,401)		9,418,839

AFFILIATED FIXED INCOME FUNDS — 75.6%
Penn Series High Yield Bond Fund*	148,904	2,349,707
Penn Series Limited Maturity Bond Fund*	1,338,451	17,105,407
Penn Series Quality Bond Fund*	1,127,128	16,782,931
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,022,509)		36,238,045

AFFILIATED INTERNATIONAL EQUITY FUNDS — 2.9%
Penn Series Developed International Index Fund*	63,370	945,479
Penn Series International Equity Fund*	13,586	465,184
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,358,930)		1,410,663

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.030%) (Cost $903,187)	903,187	903,187
TOTAL INVESTMENTS — 100.0% (Cost $48,426,027)		$ 47,970,734
Other Assets & Liabilities — (0.0)%		(20,791)
TOTAL NET ASSETS — 100.0%		$ 47,949,943

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2022 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2022	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 9,418,839	$ 9,418,839	$—	$—
Affiliated Fixed Income Funds	36,238,045	36,238,045	—	—
Affiliated International Equity Funds	1,410,663	1,410,663	—	—
Short-Term Investments	903,187	903,187	—	—
Total Investments	$ 47,970,734	$ 47,970,734	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 165,488,259	$ 222,118,526	$ 351,341,648	$ 137,159,267
Cash	—	72	2,323	383,690
Initial margin held by broker for open futures	—	307,498	1,342,154	8
Foreign currency at value	—	—	—	108,803
Interest and dividends receivable	350,922	1,535,943	2,354,497	2,229,635
Tax reclaims receivable	—	—	—	139
Receivable for investment securities sold	—	—	—	866,320
Receivable for capital stock sold	—	2,685	3,794	1,197
Other assets	4,775	6,244	9,808	3,752
Total Assets	165,843,956	223,970,968	355,054,224	140,752,811
LIABILITIES:
Payable for investment securities purchased	—	—	—	6,111
Payable for capital stock redeemed	—	20,989	29,114	14,043
Futures variation margin payable	—	25,625	124,188	—
Payable to investment adviser (See Note 3)	46,866	87,309	137,905	54,968
Payable to the administrator (See Note 3)	13,457	16,997	26,887	10,467
Other liabilities	461,105	95,968	146,383	64,716
Total Liabilities	521,428	246,888	464,477	150,305
NET ASSETS	$165,322,528	$223,724,080	$354,589,747	$140,602,506
Investments at cost	$ 165,488,259	$ 236,781,600	$ 394,070,086	$ 145,059,950
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 165,322,528	$ 241,434,408	$ 421,254,166	$ 154,364,306
Total distributable earnings (loss)	—	(17,710,328)	(66,664,419)	(13,761,800)
NET ASSETS	$165,322,528	$223,724,080	$354,589,747	$140,602,506

Shares outstanding, $0.10 par value, 500 million shares authorized	165,300,966
Shares outstanding, $0.10 par value, 250 million shares authorized			23,810,461	8,910,515
Shares outstanding, $0.0001 par value, 250 million shares authorized		17,507,993
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 12.78	$ 14.89	$ 15.78

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 70,042,417	$ —	$ —
Investments of unaffiliated issuers at value	4,609,203,867	313,864	235,880,088	62,505,551
Cash	639,994	—	—	500
Foreign currency at value	220,705	—	224	—
Interest and dividends receivable	17,027,174	143	49,812	36,149
Tax reclaims receivable	160,936	—	6,291	24,842
Receivable for investment securities sold	20,768,366	10,765	242,275	—
Receivable for capital stock sold	32,420	—	3,106	151,021
Other assets	123,226	1,887	6,860	1,627
Total Assets	4,648,176,688	70,369,076	236,188,656	62,719,690
LIABILITIES:
Written options at value	6,900,032	—	—	—
Payable for investment securities purchased	39,790,427	—	—	—
Payable for capital stock redeemed	11,433	10,159	39,504	608
Payable to investment adviser (See Note 3)	2,729,272	—	150,363	29,747
Payable to the administrator (See Note 3)	347,343	5,335	18,844	4,676
Other liabilities	1,582,273	30,510	133,862	30,007
Total Liabilities	51,360,780	46,004	342,573	65,038
NET ASSETS	$4,596,815,908	$70,323,072	$235,846,083	$62,654,652
Investments of affiliated issuers at cost	$ —	$ 53,694,786	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,771,723,012	$ 313,864	$ 204,834,625	$ 49,764,940
Written options, premiums received	$ (24,373,588)	$ —	$ —	$ —
Foreign currency at cost	$ 211,322	$ —	$ 210	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,786,973,743	$ 53,978,912	$ 205,981,275	$ 50,031,702
Total distributable earnings (loss)	(190,157,835)	16,344,160	29,864,808	12,622,950
NET ASSETS	$4,596,815,908	$70,323,072	$235,846,083	$62,654,652

Shares outstanding, $0.10 par value, 250 million shares authorized	57,346,483		4,691,236
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,669,467		2,016,141
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 80.16	$ 26.34	$ 50.27	$ 31.08

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 93,562,244	$ 165,646,218	$ 160,893,466	$ 621,446,994
Cash	—	39,396	—	—
Initial margin held by broker for open futures	—	—	—	275,600
Foreign currency at value	3,067	—	—	—
Interest and dividends receivable	6,068	228,375	203,149	551,794
Tax reclaims receivable	11,902	130,699	33,417	—
Receivable for capital stock sold	—	537	119,020	151,620
Other assets	2,762	4,518	4,124	16,121
Total Assets	93,586,043	166,049,743	161,253,176	622,442,129
LIABILITIES:
Payable for investment securities purchased	—	373,704	—	—
Payable for capital stock redeemed	11,815	10,612	17,380	15,760
Futures variation margin payable	—	—	—	14,827
Payable to investment adviser (See Note 3)	49,750	98,711	92,306	67,812
Payable to the administrator (See Note 3)	7,565	13,151	12,070	46,286
Other liabilities	51,727	72,813	66,604	229,887
Total Liabilities	120,857	568,991	188,360	374,572
NET ASSETS	$ 93,465,186	$165,480,752	$161,064,816	$622,067,557
Investments at cost	$135,966,530	$ 151,494,867	$ 150,045,386	$ 363,779,475
Foreign currency at cost	$ 2,912	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 175,033,913	$ 152,243,939	$ 151,068,373	$ 371,708,117
Total distributable earnings (loss)	(81,568,727)	13,236,813	9,996,443	250,359,440
NET ASSETS	$ 93,465,186	$165,480,752	$161,064,816	$622,067,557

Shares outstanding, $0.10 par value, 250 million shares authorized		4,078,041
Shares outstanding, $0.0001 par value, 250 million shares authorized	4,179,193		5,767,960	18,367,223
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 22.36	$ 40.58	$ 27.92	$ 33.87

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 134,987,380	$ 88,663,812	$ 86,502,333	$ 70,264,571
Cash	—	—	500	—
Interest and dividends receivable	49,903	133,830	202,823	25,957
Tax reclaims receivable	—	—	26,235	—
Receivable for investment securities sold	288,381	—	330,329	180,526
Receivable for capital stock sold	71,612	1,641	36,316	179
Unrealized appreciation of forward foreign currency contracts	—	—	5,005	—
Other assets	3,599	2,284	2,198	1,905
Total Assets	135,400,875	88,801,567	87,105,739	70,473,138
LIABILITIES:
Foreign currency overdraft	—	—	74	—
Payable for investment securities purchased	412,501	—	8,957	—
Payable for capital stock redeemed	529	2,732	2,330	4,028
Payable to investment adviser (See Note 3)	82,075	41,233	51,548	46,016
Payable to the administrator (See Note 3)	10,279	6,660	6,465	5,417
Unrealized depreciation of forward foreign currency contracts	—	—	38,749	—
Other liabilities	63,060	42,645	47,476	36,479
Total Liabilities	568,444	93,270	155,599	91,940
NET ASSETS	$134,832,431	$88,708,297	$86,950,140	$ 70,381,198
Investments at cost	$ 121,828,778	$ 76,699,095	$ 86,552,454	$ 74,095,627
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 121,836,251	$ 79,516,949	$ 87,852,670	$ 80,731,305
Total distributable earnings (loss)	12,996,180	9,191,348	(902,530)	(10,350,107)
NET ASSETS	$134,832,431	$88,708,297	$86,950,140	$ 70,381,198

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,252,029	3,397,420	2,618,173	1,743,947
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 31.71	$ 26.11	$ 33.21	$ 40.36

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 54,671,595	$ 96,419,721	$ 154,593,009	$ 80,080,541
Cash	—	—	954	—
Initial margin held by broker for open futures	—	—	—	63,800
Interest and dividends receivable	62,066	38,194	244,671	100,493
Tax reclaims receivable	—	—	3,271	—
Receivable for investment securities sold	13,524	—	27,990	—
Receivable for capital stock sold	600	80,534	88	537
Other assets	1,435	2,612	4,050	2,124
Total Assets	54,749,220	96,541,061	154,874,033	80,247,495
LIABILITIES:
Payable for investment securities purchased	16,307	—	954	—
Payable for capital stock redeemed	2,271	428	6,524	6,293
Futures variation margin payable	—	—	—	3,410
Payable to investment adviser (See Note 3)	39,435	61,252	97,329	20,782
Payable to the administrator (See Note 3)	4,152	7,389	11,888	6,130
Other liabilities	34,187	45,715	74,420	59,904
Total Liabilities	96,352	114,784	191,115	96,519
NET ASSETS	$54,652,868	$96,426,277	$154,682,918	$80,150,976
Investments at cost	$ 55,566,510	$ 77,811,077	$ 155,465,597	$ 85,229,316
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 56,202,280	$ 77,899,543	$ 157,402,857	$ 85,637,513
Total distributable earnings (loss)	(1,549,412)	18,526,734	(2,719,939)	(5,486,537)
NET ASSETS	$54,652,868	$96,426,277	$154,682,918	$80,150,976

Shares outstanding, $0.10 par value, 500 million shares authorized	1,666,939		3,559,068
Shares outstanding, $0.0001 par value, 250 million shares authorized		1,868,772		2,949,508
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 32.79	$ 51.60	$ 43.46	$ 27.17

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 84,765,604	$ 258,066,338	$ 94,384,239	$ 99,232,120
Initial margin held by broker for open futures	112,211	—	—	—
Foreign currency at value	73,964	—	—	—
Interest and dividends receivable	89,508	108,058	97,434	304,352
Tax reclaims receivable	583,316	1,034,283	62,382	—
Receivable for investment securities sold	—	46,307	1,279,359	140,608
Receivable for capital stock sold	716	3,186	1,983	4,729
Other assets	2,112	6,713	2,486	2,642
Total Assets	85,627,431	259,264,885	95,827,883	99,684,451
LIABILITIES:
Cash overdraft	1,108	31	—	—
Foreign currency overdraft	—	12	357	—
Payable for investment securities purchased	—	—	1,442,866	63,345
Payable for capital stock redeemed	4,957	14,090	71,071	1,454
Futures variation margin payable	21,105	—	—	—
Payable to investment adviser (See Note 3)	22,335	181,846	70,252	60,230
Payable to the administrator (See Note 3)	6,302	19,578	6,997	7,511
Deferred Indian capital gains tax	—	—	52,544	—
Other liabilities	88,660	144,235	108,558	47,189
Total Liabilities	144,467	359,792	1,752,645	179,729
NET ASSETS	$85,482,964	$258,905,093	$94,075,238	$ 99,504,722
Investments at cost	$ 68,251,342	$ 264,442,574	$ 105,413,575	$ 101,702,415
Foreign currency at cost	$ 73,405	$ —	$ —	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 70,550,244	$ 279,535,753	$ 114,048,257	$102,593,690
Total distributable earnings (loss)	14,932,720	(20,630,660)	(19,973,019)	(3,088,968)
NET ASSETS	$85,482,964	$258,905,093	$94,075,238	$ 99,504,722

Shares outstanding, $0.10 par value, 250 million shares authorized		7,561,311
Shares outstanding, $0.0001 par value, 250 million shares authorized	5,727,734		8,717,243	3,541,817
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 14.92	$ 34.24	$ 10.79	$ 28.09

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 55,312,233	$ 192,110,935	$ 219,554,862	$80,466,628
Investments of unaffiliated issuers at value	372,575	1,002,929	1,091,879	718,140
Interest and dividends receivable	174	445	811	353
Receivable for investment securities sold	13,523	12,031	—	31,740
Receivable for capital stock sold	—	1,935	75,351	353
Other assets	1,449	5,159	5,947	2,188
Total Assets	55,699,954	193,133,434	220,728,850	81,219,402
LIABILITIES:
Payable for investment securities purchased	—	—	17,899	—
Payable for capital stock redeemed	49,947	175,127	—	95,005
Payable to investment adviser (See Note 3)	5,765	20,015	22,666	8,388
Payable to the administrator (See Note 3)	4,180	14,653	16,753	6,161
Other liabilities	22,672	68,701	78,507	31,111
Total Liabilities	82,564	278,496	135,825	140,665
NET ASSETS	$55,617,390	$192,854,938	$220,593,025	$ 81,078,737
Investments of affiliated issuers at cost	$ 50,431,929	$ 169,014,005	$ 196,463,296	$ 77,448,513
Investments of unaffiliated issuers at cost	$ 372,575	$ 1,002,929	$ 1,091,879	$ 718,140
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 50,835,788	$ 169,853,778	$ 197,553,327	$ 78,128,577
Total distributable earnings (loss)	4,781,602	23,001,160	23,039,698	2,950,160
NET ASSETS	$55,617,390	$192,854,938	$220,593,025	$ 81,078,737

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,417,229	8,099,159	10,714,826	4,430,457
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 23.01	$ 23.81	$ 20.59	$ 18.30

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2022

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 47,067,547
Investments of unaffiliated issuers at value	903,187
Interest and dividends receivable	419
Receivable for investment securities sold	4,770
Receivable for capital stock sold	3,355
Other assets	1,309
Total Assets	47,980,587
LIABILITIES:
Payable for capital stock redeemed	2,086
Payable to investment adviser (See Note 3)	4,923
Payable to the administrator (See Note 3)	3,630
Other liabilities	20,005
Total Liabilities	30,644
NET ASSETS	$47,949,943
Investments of affiliated issuers at cost	$ 47,522,840
Investments of unaffiliated issuers at cost	$ 903,187
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 48,406,203
Total distributable earnings (loss)	(456,260)
NET ASSETS	$47,949,943

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,065,492
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 15.64
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 386,188	$ 19,577	$ 300,414	$ 170,352
Interest	2,294,193	4,163,527	12,936,264	8,026,864
Foreign taxes withheld	—	(582)	—	(3,153)
Total Investment Income	2,680,381	4,182,522	13,236,678	8,194,063
EXPENSES:
Investment advisory fees (See Note 3)	559,185	1,100,699	1,786,933	688,719
Shareholder servicing fees (See Note 3)	152,505	216,961	359,346	134,749
Administration fees (See Note 3)	50,835	72,321	119,782	44,916
Accounting fees (See Note 3)	104,725	140,534	199,782	94,861
Directors’ fees and expenses	12,295	18,169	30,551	11,354
Custodian fees and expenses	11,699	17,794	30,282	11,345
Pricing fees	9,766	23,870	26,497	22,840
Professional fees	16,508	23,973	39,889	14,983
Printing fees	12,209	17,264	28,028	11,291
Recaptured administration fee (See Note 3)	499,153	—	—	—
Recaptured advisory fee (See Note 3)	1,016,358	—	—	—
Other expenses	41,668	58,968	80,834	51,007
Total Expenses	2,486,906	1,690,553	2,701,924	1,086,065
Less: Waivers and reimbursement from administrator (See Note 3)	(51,456)	—	—	—
Less: Waivers and reimbursement from advisor (See Note 3)	(170,455)	—	—	—
Net Expenses	2,264,995	1,690,553	2,701,924	1,086,065
Net Investment Income (Loss)	415,386	2,491,969	10,534,754	7,107,998
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	(60,542)	(8,722,774)	(5,810,715)
Futures contracts	—	(2,458,487)	(14,745,741)	—
Net realized gain (loss)	—	(2,519,029)	(23,468,515)	(5,810,715)
Net change in unrealized appreciation (depreciation) of:
Investments	—	(11,638,718)	(49,240,943)	(11,977,427)
Futures contracts	—	3,648	(132,187)	—
Foreign currencies	—	—	—	(7,467)
Net change in unrealized appreciation (depreciation)	—	(11,635,070)	(49,373,130)	(11,984,894)
Net Realized and Unrealized Gain (Loss)	—	(14,154,099)	(72,841,645)	(17,795,609)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 415,386	$ (11,662,130)	$ (62,306,891)	$ (10,687,611)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 39,076,695	$ 3,576	$ 1,277,580	$ 711,430
Interest	67,324,983	—	—	—
Foreign taxes withheld	(272,909)	—	(21,366)	(8,571)
Total Investment Income	106,128,769	3,576	1,256,214	702,859
EXPENSES:
Investment advisory fees (See Note 3)	33,420,282	—	2,122,789	366,439
Shareholder servicing fees (See Note 3)	4,381,175	69,697	267,773	59,963
Administration fees (See Note 3)	1,460,392	23,232	89,258	19,988
Accounting fees (See Note 3)	1,113,594	12,000	164,874	46,638
Directors’ fees and expenses	367,291	5,929	23,596	5,072
Custodian fees and expenses	369,335	5,830	23,990	5,715
Pricing fees	28,083	3,970	9,968	6,840
Professional fees	508,789	7,303	51,747	7,428
Printing fees	327,401	6,547	22,118	5,856
Other expenses	711,579	33,031	116,785	68,093
Total Expenses	42,687,921	167,539	2,892,898	592,032
Net Investment Income (Loss)	63,440,848	(163,963)	(1,636,684)	110,827
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	5,927,097	—	—
Unaffiliated investments	448,786,371	—	56,411	6,011,145
Written options	14,141,395	—	—	—
Foreign currencies	(157,835)	—	6,916	(1,261)
Forward foreign currency contracts	—	—	—	(41)
Net realized gain (loss)	462,769,931	5,927,097	63,327	6,009,843
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	(20,658,543)	—	—
Unaffiliated Investments	(1,253,942,068)	—	(163,378,860)	(21,529,154)
Written options	69,224,799	—	—	—
Foreign currencies	8,329	—	(79)	(1,293)
Net change in unrealized appreciation (depreciation)	(1,184,708,940)	(20,658,543)	(163,378,939)	(21,530,447)
Net Realized and Unrealized Gain (Loss)	(721,939,009)	(14,731,446)	(163,315,612)	(15,520,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (658,498,161)	$(14,895,409)	$(164,952,296)	$ (15,409,777)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 278,277	$ 3,950,495	$ 3,344,395	$ 9,996,405
Foreign taxes withheld	(11,730)	(51,320)	(35,742)	(2,662)
Total Investment Income	266,547	3,899,175	3,308,653	9,993,743
EXPENSES:
Investment advisory fees (See Note 3)	735,877	1,215,679	1,137,468	790,144
Shareholder servicing fees (See Note 3)	110,382	164,171	153,344	558,858
Administration fees (See Note 3)	36,794	54,724	51,114	186,286
Accounting fees (See Note 3)	81,183	111,206	105,191	263,696
Directors’ fees and expenses	9,898	13,703	12,814	46,401
Custodian fees and expenses	10,077	13,505	12,897	44,400
Pricing fees	4,887	8,213	5,042	12,755
Professional fees	13,039	18,829	18,182	64,970
Printing fees	9,960	13,385	12,612	42,695
Other expenses	72,249	75,315	67,959	171,303
Total Expenses	1,084,346	1,688,730	1,576,623	2,181,508
Net Investment Income (Loss)	(817,799)	2,210,445	1,732,030	7,812,235
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(37,633,876)	17,885,266	15,734,508	17,841,696
Futures contracts	—	—	—	(1,215,561)
Foreign currencies	31	—	—	—
Net realized gain (loss)	(37,633,845)	17,885,266	15,734,508	16,626,135
Net change in unrealized appreciation (depreciation) of:
Investments	(70,234,868)	(28,935,192)	(23,945,117)	(151,198,752)
Futures contracts	—	—	—	(249,672)
Foreign currencies	(731)	—	—	—
Net change in unrealized appreciation (depreciation)	(70,235,599)	(28,935,192)	(23,945,117)	(151,448,424)
Net Realized and Unrealized Gain (Loss)	(107,869,444)	(11,049,926)	(8,210,609)	(134,822,289)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (108,687,243)	$ (8,839,481)	$(6,478,579)	$ (127,010,054)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 719,477	$ 1,671,505	$ 2,386,105	$ 376,061
Foreign taxes withheld	—	(2,788)	(30,649)	(602)
Total Investment Income	719,477	1,668,717	2,355,456	375,459
EXPENSES:
Investment advisory fees (See Note 3)	1,068,119	512,281	611,469	575,210
Shareholder servicing fees (See Note 3)	137,329	83,828	79,757	69,025
Administration fees (See Note 3)	45,777	27,943	26,586	23,008
Accounting fees (See Note 3)	96,294	65,102	62,033	53,678
Directors’ fees and expenses	11,865	7,002	6,632	5,892
Custodian fees and expenses	11,583	6,950	8,382	5,673
Pricing fees	6,382	6,505	7,904	5,824
Professional fees	15,986	9,775	9,834	8,383
Printing fees	11,839	7,493	7,160	6,542
Other expenses	83,877	53,407	105,676	54,027
Total Expenses	1,489,051	780,286	925,433	807,262
Less: Waivers and reimbursement from advisor (See Note 3)	—	(7,208)	—	—
Net Expenses	1,489,051	773,078	925,433	807,262
Net Investment Income (Loss)	(769,574)	895,639	1,430,023	(431,803)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	18,194,659	3,672,049	11,043,351	(6,440,593)
Written options	(599,148)	—	—	—
Purchased options	(50,746)	—	—	—
Foreign currencies	—	(4)	(5,482)	125
Forward foreign currency contracts	—	—	421,658	—
Net realized gain (loss)	17,544,765	3,672,045	11,459,527	(6,440,468)
Net change in unrealized appreciation (depreciation) of:
Investments	(80,138,500)	(10,489,152)	(14,241,046)	(22,327,156)
Written options	129,840	—	—	—
Purchased options	18,377	—	—	—
Foreign currencies	—	(11)	(2,067)	—
Forward foreign currency contracts	—	—	34,930	—
Net change in unrealized appreciation (depreciation)	(79,990,283)	(10,489,163)	(14,208,183)	(22,327,156)
Net Realized and Unrealized Gain (Loss)	(62,445,518)	(6,817,118)	(2,748,656)	(28,767,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (63,215,092)	$ (5,921,479)	$ (1,318,633)	$ (29,199,427)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 1,060,493	$ 647,527	$ 2,823,991	$ 1,111,684
Foreign taxes withheld	(2,373)	(3,223)	(6,464)	(1,838)
Total Investment Income	1,058,120	644,304	2,817,527	1,109,846
EXPENSES:
Investment advisory fees (See Note 3)	504,188	796,739	1,228,810	252,000
Shareholder servicing fees (See Note 3)	54,020	97,616	153,168	75,600
Administration fees (See Note 3)	18,007	32,539	51,056	25,200
Accounting fees (See Note 3)	42,016	74,060	105,093	58,800
Directors’ fees and expenses	4,555	8,391	12,908	6,320
Custodian fees and expenses	4,544	8,708	12,902	6,124
Pricing fees	5,609	7,817	8,810	35,108
Professional fees	6,619	12,080	17,737	13,566
Printing fees	5,324	8,737	12,673	6,925
Other expenses	62,867	58,148	119,544	110,796
Total Expenses	707,749	1,104,835	1,722,701	590,439
Net Investment Income (Loss)	350,371	(460,531)	1,094,826	519,407
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,608,981	5,732,856	3,930,070	1,645,604
Futures contracts	—	—	—	(271,201)
Foreign currencies	(12)	(2,732)	—	(8)
Forward foreign currency contracts	—	545	—	—
Net realized gain (loss)	5,608,969	5,730,669	3,930,070	1,374,395
Net change in unrealized appreciation (depreciation) of:
Investments	(17,056,286)	(38,714,386)	(33,397,911)	(22,738,077)
Futures contracts	—	—	—	(49,188)
Foreign currencies	—	65	—	—
Net change in unrealized appreciation (depreciation)	(17,056,286)	(38,714,321)	(33,397,911)	(22,787,265)
Net Realized and Unrealized Gain (Loss)	(11,447,317)	(32,983,652)	(29,467,841)	(21,412,870)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,096,946)	$ (33,444,183)	$ (28,373,015)	$(20,893,463)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 3,290,949	$ 3,295,452	$ 2,283,642	$ 2,986,344
Foreign taxes withheld	(321,154)	(348,578)	(294,943)	—
Total Investment Income	2,969,795	2,946,874	1,988,699	2,986,344
EXPENSES:
Investment advisory fees (See Note 3)	283,107	2,222,503	920,669	805,373
Shareholder servicing fees (See Note 3)	84,932	252,643	95,242	103,548
Administration fees (See Note 3)	28,311	84,214	31,747	34,516
Accounting fees (See Note 3)	75,053	188,429	83,053	77,427
Directors’ fees and expenses	7,321	21,712	8,116	9,192
Custodian fees and expenses	24,859	73,058	67,643	8,926
Pricing fees	93,513	11,456	15,509	5,467
Professional fees	54,257	38,821	41,720	11,860
Printing fees	7,708	20,467	8,332	9,491
Other expenses	188,435	95,114	131,649	46,410
Total Expenses	847,496	3,008,417	1,403,680	1,112,210
Net Investment Income (Loss)	2,122,299	(61,543)	585,019	1,874,134
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,540,483	(14,177,925)	(8,032,311)	8,045,533
Futures contracts	(464,940)	—	—	—
Foreign currencies	(55,715)	(656,449)	(207,943)	—
Forward foreign currency contracts	1,536	—	—	—
Net realized gain (loss)	1,021,364	(14,834,374)	(8,240,254)	8,045,533
Net change in unrealized appreciation (depreciation) of:
Investments	(20,836,040)	(61,403,232)	(22,139,889)	(44,510,305)
Futures contracts	(54,964)	—	—	—
Foreign currencies	(21,061)	(39,875)	(5,608)	—
Net change in unrealized appreciation (depreciation)	(20,912,065)	(61,443,107)	(22,145,497)	(44,510,305)
Net Realized and Unrealized Gain (Loss)	(19,890,701)	(76,277,481)	(30,385,751)	(36,464,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,768,402)	$(76,339,024)	$(29,800,732)	$(34,590,638)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2022

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 3,995	$ 11,784	$ 12,302	$ 7,507
Total Investment Income	3,995	11,784	12,302	7,507
EXPENSES:
Investment advisory fees (See Note 3)	71,589	251,300	287,480	106,411
Shareholder servicing fees (See Note 3)	53,692	189,420	218,848	79,808
Administration fees (See Note 3)	17,897	63,140	72,949	26,603
Accounting fees (See Note 3)	12,000	21,047	24,316	12,000
Directors’ fees and expenses	4,553	16,053	18,605	6,776
Custodian fees and expenses	4,460	15,687	18,217	6,608
Pricing fees	3,970	3,970	3,970	3,970
Professional fees	5,607	19,797	22,794	8,339
Printing fees	5,330	15,456	17,683	7,267
Other expenses	23,135	41,862	46,215	26,646
Total Expenses	202,233	637,732	731,077	284,428
Net Investment Income (Loss)	(198,238)	(625,948)	(718,775)	(276,921)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	3,813,358	15,582,873	15,829,136	4,771,109
Net change in unrealized appreciation (depreciation) of affiliated investments	(14,389,212)	(50,153,411)	(53,845,211)	(15,579,538)
Net Realized and Unrealized Gain (Loss)	(10,575,854)	(34,570,538)	(38,016,075)	(10,808,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,774,092)	$(35,196,486)	$(38,734,850)	$ (11,085,350)
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 10,637
Total Investment Income	10,637
EXPENSES:
Investment advisory fees (See Note 3)	62,282
Shareholder servicing fees (See Note 3)	46,712
Administration fees (See Note 3)	15,570
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	3,933
Custodian fees and expenses	3,837
Pricing fees	3,970
Professional fees	4,848
Printing fees	4,778
Other expenses	22,088
Total Expenses	180,018
Net Investment Income (Loss)	(169,381)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	1,643,768
Net change in unrealized appreciation (depreciation) of affiliated investments	(7,148,313)
Net Realized and Unrealized Gain (Loss)	(5,504,545)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (5,673,926)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 415,386	$ 16,716	$ 2,491,969	$ 3,792,737
Net realized gain (loss)	—	2,714	(2,519,029)	(227,082)
Net change in unrealized appreciation (depreciation)	—	—	(11,635,070)	(2,512,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	415,386	19,430	(11,662,130)	1,052,973
Distributions from:
Distributable earnings	(415,386)	(16,716)	—	—
Total Distributions	(415,386)	(16,716)	—	—
Capital Share Transactions (1):
Shares issued	104,403,034	135,442,747	29,962,838	54,991,956
Shares issued in lieu of cash distributions	415,389	16,716	—	—
Shares redeemed	(101,697,413)	(133,727,825)	(54,561,039)	(50,938,391)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,121,010	1,731,638	(24,598,201)	4,053,565
Total Increase (Decrease)	3,121,010	1,734,352	(36,260,331)	5,106,538
Net Assets:
Beginning of period	162,201,518	160,467,166	259,984,411	254,877,873
End of period	$ 165,322,528	$ 162,201,518	$ 223,724,080	$ 259,984,411
(1) Shares Issued and Redeemed:
Shares issued	104,399,829	135,442,747	2,301,847	4,107,612
Shares issued in lieu of cash distributions	415,389	16,716	—	—
Shares redeemed	(101,697,413)	(133,727,825)	(4,223,027)	(3,805,410)
	3,117,805	1,731,638	(1,921,180)	302,202
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 10,534,754	$ 9,519,197	$ 7,107,998	$ 6,975,214
Net realized gain (loss)	(23,468,515)	1,316,279	(5,810,715)	6,519,498
Net change in unrealized appreciation (depreciation)	(49,373,130)	(14,198,475)	(11,984,894)	(5,155,856)
Net Increase (Decrease) in Net Assets Resulting from Operations	(62,306,891)	(3,362,999)	(10,687,611)	8,338,856
Capital Share Transactions (1):
Shares issued	19,526,045	63,716,703	10,250,624	15,459,601
Shares redeemed	(74,695,779)	(72,761,498)	(28,391,945)	(21,758,474)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(55,169,734)	(9,044,795)	(18,141,321)	(6,298,873)
Total Increase (Decrease)	(117,476,625)	(12,407,794)	(28,828,932)	2,039,983
Net Assets:
Beginning of period	472,066,372	484,474,166	169,431,438	167,391,455
End of period	$ 354,589,747	$ 472,066,372	$ 140,602,506	$169,431,438
(1) Shares Issued and Redeemed:
Shares issued	1,223,192	3,710,167	639,277	936,393
Shares redeemed	(4,795,215)	(4,230,720)	(1,788,791)	(1,322,604)
	(3,572,023)	(520,553)	(1,149,514)	(386,211)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 63,440,848	$ 41,801,770	$ (163,963)	$ (171,009)
Net realized gain (loss)	462,769,931	612,729,648	5,927,097	9,391,510
Net change in unrealized appreciation (depreciation)	(1,184,708,940)	218,125,111	(20,658,543)	3,806,283
Net Increase (Decrease) in Net Assets Resulting from Operations	(658,498,161)	872,656,529	(14,895,409)	13,026,784
Capital Share Transactions (1):
Shares issued	84,773,529	78,991,493	2,360,560	4,700,832
Shares redeemed	(317,124,224)	(350,338,635)	(9,894,988)	(9,322,437)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(232,350,695)	(271,347,142)	(7,534,428)	(4,621,605)
Total Increase (Decrease)	(890,848,856)	601,309,387	(22,429,837)	8,405,179
Net Assets:
Beginning of period	5,487,664,764	4,886,355,377	92,752,909	84,347,730
End of period	$ 4,596,815,908	$5,487,664,764	$ 70,323,072	$ 92,752,909
(1) Shares Issued and Redeemed:
Shares issued	1,016,335	929,618	83,940	162,133
Shares redeemed	(3,829,470)	(4,131,573)	(352,454)	(317,193)
	(2,813,135)	(3,201,955)	(268,514)	(155,060)
	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,636,684)	$ (2,594,374)	$ 110,827	$ 36,523
Net realized gain (loss)	63,327	59,901,290	6,009,843	8,403,431
Net change in unrealized appreciation (depreciation)	(163,378,939)	7,107,520	(21,530,447)	8,730,895
Net Increase (Decrease) in Net Assets Resulting from Operations	(164,952,296)	64,414,436	(15,409,777)	17,170,849
Capital Share Transactions (1):
Shares issued	18,308,685	16,606,702	13,984,872	5,333,971
Shares redeemed	(46,197,710)	(58,120,448)	(14,936,577)	(12,024,711)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,889,025)	(41,513,746)	(951,705)	(6,690,740)
Total Increase (Decrease)	(192,841,321)	22,900,690	(16,361,482)	10,480,109
Net Assets:
Beginning of period	428,687,404	405,786,714	79,016,134	68,536,025
End of period	$ 235,846,083	$428,687,404	$ 62,654,652	$ 79,016,134
(1) Shares Issued and Redeemed:
Shares issued	302,960	213,275	432,074	159,695
Shares redeemed	(769,912)	(740,342)	(470,225)	(348,367)
	(466,952)	(527,067)	(38,151)	(188,672)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (817,799)	$ (1,619,382)	$ 2,210,445	$ 1,561,813
Net realized gain (loss)	(37,633,845)	41,852,998	17,885,266	32,298,494
Net change in unrealized appreciation (depreciation)	(70,235,599)	(48,219,459)	(28,935,192)	13,408,379
Net Increase (Decrease) in Net Assets Resulting from Operations	(108,687,243)	(7,985,843)	(8,839,481)	47,268,686
Capital Share Transactions (1):
Shares issued	12,050,227	17,243,325	9,088,325	8,082,948
Shares redeemed	(15,377,067)	(25,806,226)	(37,364,224)	(30,566,489)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,326,840)	(8,562,901)	(28,275,899)	(22,483,541)
Total Increase (Decrease)	(112,014,083)	(16,548,744)	(37,115,380)	24,785,145
Net Assets:
Beginning of period	205,479,269	222,028,013	202,596,132	177,810,987
End of period	$ 93,465,186	$ 205,479,269	$ 165,480,752	$ 202,596,132
(1) Shares Issued and Redeemed:
Shares issued	429,268	338,124	225,288	208,887
Shares redeemed	(523,646)	(500,372)	(927,337)	(794,797)
	(94,378)	(162,248)	(702,049)	(585,910)
	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,732,030	$ 2,311,499	$ 7,812,235	$ 6,707,780
Net realized gain (loss)	15,734,508	30,721,742	16,626,135	45,700,232
Net change in unrealized appreciation (depreciation)	(23,945,117)	8,290,741	(151,448,424)	108,515,289
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,478,579)	41,323,982	(127,010,054)	160,923,301
Capital Share Transactions (1):
Shares issued	9,698,515	9,614,251	100,330,717	38,832,262
Shares redeemed	(31,290,700)	(40,761,500)	(49,975,201)	(96,966,378)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,592,185)	(31,147,249)	50,355,516	(58,134,116)
Total Increase (Decrease)	(28,070,764)	10,176,733	(76,654,538)	102,789,185
Net Assets:
Beginning of period	189,135,580	178,958,847	698,722,095	595,932,910
End of period	$ 161,064,816	$ 189,135,580	$ 622,067,557	$ 698,722,095
(1) Shares Issued and Redeemed:
Shares issued	345,892	364,000	2,891,568	1,041,297
Shares redeemed	(1,133,290)	(1,529,299)	(1,381,713)	(2,630,019)
	(787,398)	(1,165,299)	1,509,855	(1,588,722)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (769,574)	$ (1,316,903)	$ 895,639	$ 542,837
Net realized gain (loss)	17,544,765	34,156,474	3,672,045	14,042,856
Net change in unrealized appreciation (depreciation)	(79,990,283)	(1,438,703)	(10,489,163)	3,104,740
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,215,092)	31,400,868	(5,921,479)	17,690,433
Capital Share Transactions (1):
Shares issued	9,502,829	11,782,143	3,034,315	5,865,740
Shares redeemed	(21,501,923)	(30,128,689)	(12,480,927)	(14,241,668)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,999,094)	(18,346,546)	(9,446,612)	(8,375,928)
Total Increase (Decrease)	(75,214,186)	13,054,322	(15,368,091)	9,314,505
Net Assets:
Beginning of period	210,046,617	196,992,295	104,076,388	94,761,883
End of period	$ 134,832,431	$ 210,046,617	$ 88,708,297	$104,076,388
(1) Shares Issued and Redeemed:
Shares issued	275,380	276,197	115,871	226,526
Shares redeemed	(615,548)	(708,179)	(479,169)	(551,073)
	(340,168)	(431,982)	(363,298)	(324,547)
	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,430,023	$ 1,262,614	$ (431,803)	$ (785,842)
Net realized gain (loss)	11,459,527	17,392,267	(6,440,468)	17,862,730
Net change in unrealized appreciation (depreciation)	(14,208,183)	1,914,097	(22,327,156)	(9,805,272)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,318,633)	20,568,978	(29,199,427)	7,271,616
Capital Share Transactions (1):
Shares issued	9,300,540	8,047,009	8,005,802	16,757,559
Shares redeemed	(15,568,725)	(28,155,842)	(12,205,016)	(16,259,146)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,268,185)	(20,108,833)	(4,199,214)	498,413
Total Increase (Decrease)	(7,586,818)	460,145	(33,398,641)	7,770,029
Net Assets:
Beginning of period	94,536,958	94,076,813	103,779,839	96,009,810
End of period	$ 86,950,140	$ 94,536,958	$ 70,381,198	$103,779,839
(1) Shares Issued and Redeemed:
Shares issued	282,346	256,449	188,022	298,608
Shares redeemed	(469,033)	(888,283)	(283,169)	(292,408)
	(186,687)	(631,834)	(95,147)	6,200

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 350,371	$ 410,699	$ (460,531)	$ (869,061)
Net realized gain (loss)	5,608,969	11,185,789	5,730,669	21,339,622
Net change in unrealized appreciation (depreciation)	(17,056,286)	8,043,754	(38,714,321)	(8,563,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,096,946)	19,640,242	(33,444,183)	11,906,610
Capital Share Transactions (1):
Shares issued	3,422,649	8,649,638	3,808,563	7,555,073
Shares redeemed	(9,483,217)	(14,151,233)	(14,148,539)	(21,846,222)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,060,568)	(5,501,595)	(10,339,976)	(14,291,149)
Total Increase (Decrease)	(17,157,514)	14,138,647	(43,784,159)	(2,384,539)
Net Assets:
Beginning of period	71,810,382	57,671,735	140,210,436	142,594,975
End of period	$ 54,652,868	$ 71,810,382	$ 96,426,277	$ 140,210,436
(1) Shares Issued and Redeemed:
Shares issued	98,720	241,807	68,527	114,121
Shares redeemed	(272,040)	(405,692)	(258,309)	(331,087)
	(173,320)	(163,885)	(189,782)	(216,966)
	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,094,826	$ 411,564	$ 519,407	$ 282,211
Net realized gain (loss)	3,930,070	47,543,690	1,374,395	12,592,002
Net change in unrealized appreciation (depreciation)	(33,397,911)	(1,680,539)	(22,787,265)	(2,656,160)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,373,015)	46,274,715	(20,893,463)	10,218,053
Capital Share Transactions (1):
Shares issued	3,305,496	10,348,403	12,224,597	26,580,797
Shares redeemed	(19,422,177)	(37,362,659)	(10,007,228)	(13,823,850)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,116,681)	(27,014,256)	2,217,369	12,756,947
Total Increase (Decrease)	(44,489,696)	19,260,459	(18,676,094)	22,975,000
Net Assets:
Beginning of period	199,172,614	179,912,155	98,827,070	75,852,070
End of period	$ 154,682,918	$ 199,172,614	$ 80,150,976	$ 98,827,070
(1) Shares Issued and Redeemed:
Shares issued	72,474	215,026	422,005	757,555
Shares redeemed	(421,146)	(777,855)	(344,097)	(406,236)
	(348,672)	(562,829)	77,908	351,319

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 2,122,299	$ 1,866,783	$ (61,543)	$ (339,271)
Net realized gain (loss)	1,021,364	2,882,380	(14,834,374)	63,990,279
Net change in unrealized appreciation (depreciation)	(20,912,065)	6,539,323	(61,443,107)	(23,183,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,768,402)	11,288,486	(76,339,024)	40,467,612
Capital Share Transactions (1):
Shares issued	7,718,029	9,600,052	16,630,475	18,978,194
Shares redeemed	(18,624,691)	(16,026,129)	(34,391,040)	(42,714,865)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,906,662)	(6,426,077)	(17,760,565)	(23,736,671)
Total Increase (Decrease)	(28,675,064)	4,862,409	(94,099,589)	16,730,941
Net Assets:
Beginning of period	114,158,028	109,295,619	353,004,682	336,273,741
End of period	$ 85,482,964	$ 114,158,028	$ 258,905,093	$353,004,682
(1) Shares Issued and Redeemed:
Shares issued	521,454	559,616	468,851	468,705
Shares redeemed	(1,271,728)	(938,773)	(968,456)	(1,026,636)
	(750,274)	(379,157)	(499,605)	(557,931)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 585,019	$ 104,632	$ 1,874,134	$ 1,161,507
Net realized gain (loss)	(8,240,254)	19,486,168	8,045,533	16,592,735
Net change in unrealized appreciation (depreciation)	(22,145,497)	(26,890,936)	(44,510,305)	28,759,376
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,800,732)	(7,300,136)	(34,590,638)	46,513,618
Capital Share Transactions (1):
Shares issued	8,573,775	16,132,556	7,779,188	4,276,599
Shares redeemed	(15,335,050)	(23,530,604)	(13,744,643)	(31,792,613)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,761,275)	(7,398,048)	(5,965,455)	(27,516,014)
Total Increase (Decrease)	(36,562,007)	(14,698,184)	(40,556,093)	18,997,604
Net Assets:
Beginning of period	130,637,245	145,335,429	140,060,815	121,063,211
End of period	$ 94,075,238	$ 130,637,245	$ 99,504,722	$ 140,060,815
(1) Shares Issued and Redeemed:
Shares issued	744,680	1,095,679	251,703	132,791
Shares redeemed	(1,303,830)	(1,555,915)	(431,770)	(1,001,340)
	(559,150)	(460,236)	(180,067)	(868,549)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (198,238)	$ (229,248)	$ (625,948)	$ (706,097)
Net realized gain (loss)	3,813,358	8,475,044	15,582,873	20,521,343
Net change in unrealized appreciation (depreciation)	(14,389,212)	2,360,017	(50,153,411)	14,233,495
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,774,092)	10,605,813	(35,196,486)	34,048,741
Capital Share Transactions (1):
Shares issued	1,857,156	3,928,352	4,513,287	8,425,976
Shares redeemed	(6,122,373)	(13,951,031)	(22,934,766)	(23,086,058)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,265,217)	(10,022,679)	(18,421,479)	(14,660,082)
Total Increase (Decrease)	(15,039,309)	583,134	(53,617,965)	19,388,659
Net Assets:
Beginning of period	70,656,699	70,073,565	246,472,903	227,084,244
End of period	$ 55,617,390	$ 70,656,699	$ 192,854,938	$ 246,472,903
(1) Shares Issued and Redeemed:
Shares issued	76,954	151,870	177,164	319,365
Shares redeemed	(254,702)	(553,262)	(931,456)	(874,683)
	(177,748)	(401,392)	(754,292)	(555,318)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (718,775)	$ (840,649)	$ (276,921)	$ (298,717)
Net realized gain (loss)	15,829,136	25,886,652	4,771,109	7,087,205
Net change in unrealized appreciation (depreciation)	(53,845,211)	5,964,759	(15,579,538)	1,139,596
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,734,850)	31,010,762	(11,085,350)	7,928,084
Capital Share Transactions (1):
Shares issued	2,547,458	5,382,276	5,867,987	12,980,442
Shares redeemed	(31,280,697)	(34,241,634)	(13,478,661)	(15,618,874)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,733,239)	(28,859,358)	(7,610,674)	(2,638,432)
Total Increase (Decrease)	(67,468,089)	2,151,404	(18,696,024)	5,289,652
Net Assets:
Beginning of period	288,061,114	285,909,710	99,774,761	94,485,109
End of period	$ 220,593,025	$ 288,061,114	$ 81,078,737	$ 99,774,761
(1) Shares Issued and Redeemed:
Shares issued	119,618	237,623	305,070	650,921
Shares redeemed	(1,463,661)	(1,499,453)	(712,205)	(788,191)
	(1,344,043)	(1,261,830)	(407,135)	(137,270)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/22	Year Ended 12/31/21
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (169,381)	$ (199,764)
Net realized gain (loss)	1,643,768	3,989,908
Net change in unrealized appreciation (depreciation)	(7,148,313)	(1,118,481)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,673,926)	2,671,663
Capital Share Transactions (1):
Shares issued	2,532,432	11,180,718
Shares redeemed	(8,096,370)	(16,518,862)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,563,938)	(5,338,144)
Total Increase (Decrease)	(11,237,864)	(2,666,481)
Net Assets:
Beginning of period	59,187,807	61,854,288
End of period	$ 47,949,943	$ 59,187,807
(1) Shares Issued and Redeemed:
Shares issued	154,884	657,075
Shares redeemed	(499,986)	(972,219)
	(345,102)	(315,144)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	— (a)	— (a)	— (a)	0.02	0.01
Total from investment operations	—	—	—	0.02	0.01
Less distributions:
Net investment income	— (a)	— (a)	— (a)	(0.02)	(0.01)
Total distributions	—	—	—	(0.02)	(0.01)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	0.25%	0.01%	0.24%	1.61%	0.55%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 165,323	$ 162,202	$ 160,467	$ 112,938	$ 110,933
Ratio of net expenses to average net assets[3]	1.34%	0.03%	0.28%	0.59%	1.26%
Ratio of total expenses to average net assets[4]	0.57%	0.57%	0.58%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets	0.25%	0.01%	0.21%	1.60%	0.55%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 13.38	$ 13.33	$ 12.86	$ 12.26	$ 12.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.20	0.24	0.37	0.32
Net realized and unrealized gain (loss) on investment transactions	(0.73)	(0.15)	0.23	0.23	(0.15)
Total from investment operations	(0.60)	0.05	0.47	0.60	0.17
Net asset value, end of period	$ 12.78	$ 13.38	$ 13.33	$ 12.86	$ 12.26
Total return[2]	(4.49%)	0.38%	3.65%	4.89%	1.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 223,724	$ 259,984	$ 254,878	$ 244,998	$ 233,216
Ratio of total expenses to average net assets	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.03%	1.46%	1.86%	2.92%	2.61%
Portfolio turnover rate	38%	73%	99%	54%	79%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 17.24	$ 17.36	$ 16.01	$ 14.66	$ 14.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.41	0.34	0.35	0.45	0.41
Net realized and unrealized gain (loss) on investment transactions	(2.76)	(0.46)	1.00	0.90	(0.43)
Total from investment operations	(2.35)	(0.12)	1.35	1.35	(0.02)
Net asset value, end of period	$ 14.89	$ 17.24	$ 17.36	$ 16.01	$ 14.66
Total return[2]	(13.63%)	(0.69%)	8.43%	9.21%	(0.14%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 354,590	$ 472,066	$ 484,474	$ 433,734	$ 409,027
Ratio of total expenses to average net assets	0.68%	0.66%	0.67%	0.67%	0.66%
Ratio of net investment income (loss) to average net assets	2.64%	2.00%	2.11%	2.92%	2.81%
Portfolio turnover rate	38%	59%	75%	47%	59%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 16.84	$ 16.02	$ 14.90	$ 12.88	$ 13.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.76	0.68	0.71	0.68	0.66
Net realized and unrealized gain (loss) on investment transactions	(1.82)	0.14	0.41	1.34	(0.96)
Total from investment operations	(1.06)	0.82	1.12	2.02	(0.30)
Net asset value, end of period	$ 15.78	$ 16.84	$ 16.02	$ 14.90	$ 12.88
Total return[2]	(6.30%)	5.12%	7.52%	15.68%	(2.35%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 140,603	$ 169,431	$ 167,391	$ 159,896	$ 150,324
Ratio of total expenses to average net assets	0.73%	0.71%	0.72%	0.71%	0.77%
Ratio of net investment income (loss) to average net assets	4.75%	4.15%	4.73%	4.83%	5.02%
Portfolio turnover rate	84%	94%	128%	133%	115%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 91.22	$ 77.12	$ 65.45	$ 52.56	$ 52.31
Income (loss) from investment operations:
Net investment income (loss)[1]	1.08	0.68	0.72	0.84	1.22
Net realized and unrealized gain (loss) on investment transactions	(12.14)	13.42	10.95	12.05	(0.97)
Total from investment operations	(11.06)	14.10	11.67	12.89	0.25
Net asset value, end of period	$ 80.16	$ 91.22	$ 77.12	$ 65.45	$ 52.56
Total return[2]	(12.12%)	18.29%	17.83%	24.53%	0.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 4,596,816	$ 5,487,665	$ 4,886,355	$ 4,418,265	$ 3,698,250
Ratio of total expenses to average net assets	0.88%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	1.30%	0.80%	1.07%	1.40%	2.28%
Portfolio turnover rate	87%	51%	88%	45%	69%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 31.57	$ 27.27	$ 23.76	$ 19.53	$ 20.12
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.06)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.17)	4.36	3.56	4.27	(0.55)
Total from investment operations	(5.23)	4.30	3.51	4.23	(0.59)
Net asset value, end of period	$ 26.34	$ 31.57	$ 27.27	$ 23.76	$ 19.53
Total return[2]	(16.57%)	15.77%	14.77%	21.66%	(2.93%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,323	$ 92,753	$ 84,348	$ 81,070	$ 74,832
Ratio of total expenses to average net assets[3]	0.22%	0.19%	0.20%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	(0.21%)	(0.19%)	(0.20%)	(0.20%)	(0.19%)
Portfolio turnover rate	5%	11%	15%	6%	8%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 83.11	$ 71.38	$ 52.10	$ 39.95	$ 40.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.33)	(0.48)	(0.29)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(32.51)	12.21	19.57	12.23	(0.51)
Total from investment operations	(32.84)	11.73	19.28	12.15	(0.53)
Net asset value, end of period	$ 50.27	$ 83.11	$ 71.38	$ 52.10	$ 39.95
Total return[2]	(39.52%)	16.44%	37.01%	30.41%	(1.31%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 235,846	$ 428,687	$ 405,787	$ 331,420	$ 282,675
Ratio of total expenses to average net assets	0.97%	0.93%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.55%)	(0.61%)	(0.50%)	(0.18%)	(0.05%)
Portfolio turnover rate	29%	24%	35%	26%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 38.46	$ 30.56	$ 25.02	$ 17.90	$ 17.78
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.02	0.05	0.08	0.08
Net realized and unrealized gain (loss) on investment transactions	(7.43)	7.88	5.49	7.04	0.04
Total from investment operations	(7.38)	7.90	5.54	7.12	0.12
Net asset value, end of period	$ 31.08	$ 38.46	$ 30.56	$ 25.02	$ 17.90
Total return[2]	(19.19%)	25.85%	22.14%	39.78%	0.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 62,655	$ 79,016	$ 68,536	$ 63,219	$ 53,444
Ratio of total expenses to average net assets	0.89%	0.85%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	0.17%	0.05%	0.19%	0.35%	0.40%
Portfolio turnover rate	32%	16%	34%	24%	25%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 48.08	$ 50.05	$ 28.52	$ 22.41	$ 21.67
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.19)	(0.37)	(0.22)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(25.53)	(1.60)	21.75	6.18	0.76
Total from investment operations	(25.72)	(1.97)	21.53	6.11	0.74
Net asset value, end of period	$ 22.36	$ 48.08	$ 50.05	$ 28.52	$ 22.41
Total return[2]	(53.49%)	(3.94%)	75.49%	27.27%	3.42%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 93,465	$ 205,479	$ 222,028	$ 135,930	$ 118,365
Ratio of total expenses to average net assets	0.88%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	(0.67%)	(0.72%)	(0.60%)	(0.26%)	(0.09%)
Portfolio turnover rate	50%	68%	74%	74%	72%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 42.38	$ 33.14	$ 32.39	$ 26.22	$ 28.41
Income (loss) from investment operations:
Net investment income (loss)[1]	0.49	0.31	0.35	0.31	0.35
Net realized and unrealized gain (loss) on investment transactions	(2.29)	8.93	0.40	5.86	(2.54)
Total from investment operations	(1.80)	9.24	0.75	6.17	(2.19)
Net asset value, end of period	$ 40.58	$ 42.38	$ 33.14	$ 32.39	$ 26.22
Total return[2]	(4.25%)	27.88%	2.32%	23.53%	(7.71%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 165,481	$ 202,596	$ 177,811	$ 196,108	$ 179,441
Ratio of total expenses to average net assets	0.93%	0.91%	0.92%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	1.21%	0.80%	1.20%	1.05%	1.22%
Portfolio turnover rate	64%	49%	56%	62%	108%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 28.85	$ 23.18	$ 22.58	$ 17.41	$ 18.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.32	0.31	0.30	0.26
Net realized and unrealized gain (loss) on investment transactions	(1.21)	5.35	0.29	4.87	(1.49)
Total from investment operations	(0.93)	5.67	0.60	5.17	(1.23)
Net asset value, end of period	$ 27.92	$ 28.85	$ 23.18	$ 22.58	$ 17.41
Total return[2]	(3.22%)	24.46%	2.66%	29.70%	(6.60%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 161,065	$ 189,136	$ 178,959	$ 192,959	$ 176,072
Ratio of total expenses to average net assets	0.93%	0.92%	0.91%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	1.02%	1.22%	1.52%	1.48%	1.39%
Portfolio turnover rate	50%	57%	80%	65%	76%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 41.45	$ 32.31	$ 27.30	$ 20.83	$ 21.87
Income (loss) from investment operations:
Net investment income (loss)[1]	0.45	0.38	0.39	0.40	0.35
Net realized and unrealized gain (loss) on investment transactions	(8.03)	8.76	4.62	6.07	(1.39)
Total from investment operations	(7.58)	9.14	5.01	6.47	(1.04)
Net asset value, end of period	$ 33.87	$ 41.45	$ 32.31	$ 27.30	$ 20.83
Total return[2]	(18.29%)	28.29%	18.35%	31.06%	(4.76%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 622,068	$ 698,722	$ 595,933	$ 494,540	$ 416,864
Ratio of total expenses to average net assets	0.35%	0.34%	0.36%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.26%	1.03%	1.44%	1.63%	1.56%
Portfolio turnover rate	4%	3%	19%	3%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 45.74	$ 39.21	$ 26.23	$ 19.01	$ 18.96
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.17)	(0.28)	(0.11)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(13.86)	6.81	13.09	7.29	0.11
Total from investment operations	(14.03)	6.53	12.98	7.22	0.05
Net asset value, end of period	$ 31.71	$ 45.74	$ 39.21	$ 26.23	$ 19.01
Total return[2]	(30.67%)	16.66%	49.48%	37.98%	0.26%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 134,832	$ 210,047	$ 196,992	$ 148,766	$ 112,502
Ratio of total expenses to average net assets	0.98%	0.98%	0.95%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	(0.50%)	(0.64%)	(0.38%)	(0.32%)	(0.28%)
Portfolio turnover rate	29%	25%	26%	22%	42%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.67	$ 23.20	$ 26.45	$ 22.60	$ 26.65
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.14	0.23	0.29	0.23
Net realized and unrealized gain (loss) on investment transactions	(1.81)	4.33	(3.48)	3.56	(4.28)
Total from investment operations	(1.56)	4.47	(3.25)	3.85	(4.05)
Net asset value, end of period	$ 26.11	$ 27.67	$ 23.20	$ 26.45	$ 22.60
Total return[2]	(5.64%)	19.27%	(12.29%)	17.04%	(15.20%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 88,708	$ 104,076	$ 94,762	$ 116,799	$ 141,771
Ratio of net expenses to average net assets[3]	0.83%	0.82%	0.82%	0.80%	0.79%
Ratio of total expenses to average net assets[4]	0.84%	0.82%	0.82%	0.80%	0.79%
Ratio of net investment income (loss) to average net assets	0.96%	0.54%	1.13%	1.14%	0.85%
Portfolio turnover rate	46%	59%	122% (a)	14%	33%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 33.70	$ 27.37	$ 26.94	$ 20.92	$ 24.06
Income (loss) from investment operations:
Net investment income (loss)[1]	0.53	0.39	0.35	0.35	0.28
Net realized and unrealized gain (loss) on investment transactions	(1.02)	5.94	0.08	5.67	(3.42)
Total from investment operations	(0.49)	6.33	0.43	6.02	(3.14)
Net asset value, end of period	$ 33.21	$ 33.70	$ 27.37	$ 26.94	$ 20.92
Total return[2]	(1.45%)	23.13%	1.60%	28.78%	(13.05%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 86,950	$ 94,537	$ 94,077	$ 99,799	$ 79,292
Ratio of total expenses to average net assets	1.04%	1.00%	1.04%	1.05%	1.06%
Ratio of net investment income (loss) to average net assets	1.61%	1.25%	1.46%	1.44%	1.16%
Portfolio turnover rate	74%	51%	75%	50%	60%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 56.43	$ 52.38	$ 34.39	$ 24.93	$ 26.38
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.24)	(0.43)	(0.25)	(0.18)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	(15.83)	4.48	18.24	9.64	(1.35)
Total from investment operations	(16.07)	4.05	17.99	9.46	(1.45)
Net asset value, end of period	$ 40.36	$ 56.43	$ 52.38	$ 34.39	$ 24.93
Total return[2]	(28.48%)	7.73%	52.31%	37.95%	(5.50%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 70,381	$ 103,780	$ 96,010	$ 70,961	$ 59,882
Ratio of total expenses to average net assets	1.05%	1.02%	1.05%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets	(0.56%)	(0.77%)	(0.65%)	(0.59%)	(0.35%)
Portfolio turnover rate	70%	65%	97%	70%	83%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 39.02	$ 28.78	$ 28.37	$ 23.67	$ 27.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.22	0.18	0.18	0.10
Net realized and unrealized gain (loss) on investment transactions	(6.43)	10.02	0.23	4.52	(4.33)
Total from investment operations	(6.23)	10.24	0.41	4.70	(4.23)
Net asset value, end of period	$ 32.79	$ 39.02	$ 28.78	$ 28.37	$ 23.67
Total return[2]	(15.97%)	35.58%	1.45%	19.86%	(15.16%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 54,653	$ 71,810	$ 57,672	$ 85,324	$ 80,919
Ratio of total expenses to average net assets	1.18%	1.15%	1.17%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets	0.58%	0.61%	0.77%	0.66%	0.36%
Portfolio turnover rate	42%	53%	55%	32%	47%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 68.11	$ 62.66	$ 47.45	$ 37.00	$ 38.80
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.23)	(0.41)	(0.28)	(0.18)	(0.15)
Net realized and unrealized gain (loss) on investment transactions	(16.28)	5.86	15.49	10.63	(1.65)
Total from investment operations	(16.51)	5.45	15.21	10.45	(1.80)
Net asset value, end of period	$ 51.60	$ 68.11	$ 62.66	$ 47.45	$ 37.00
Total return[2]	(24.24%)	8.70%	32.06%	28.24%	(4.64%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 96,426	$ 140,210	$ 142,595	$ 118,244	$ 93,243
Ratio of total expenses to average net assets	1.02%	0.99%	1.01%	1.02%	1.00%
Ratio of net investment income (loss) to average net assets	(0.42%)	(0.61%)	(0.60%)	(0.40%)	(0.36%)
Portfolio turnover rate	13%	19%	28%	21%	22%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 50.97	$ 40.24	$ 39.32	$ 31.96	$ 37.11
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.10	0.19	0.24	0.17
Net realized and unrealized gain (loss) on investment transactions	(7.80)	10.63	0.73	7.12	(5.32)
Total from investment operations	(7.51)	10.73	0.92	7.36	(5.15)
Net asset value, end of period	$ 43.46	$ 50.97	$ 40.24	$ 39.32	$ 31.96
Total return[2]	(14.74%)	26.67%	2.34%	23.03%	(13.88%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 154,683	$ 199,173	$ 179,912	$ 205,049	$ 211,285
Ratio of total expenses to average net assets	1.01%	0.98%	1.02%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.64%	0.21%	0.58%	0.65%	0.46%
Portfolio turnover rate	57%	67%	84%	54%	55%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 34.42	$ 30.10	$ 25.22	$ 20.26	$ 22.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.10	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investment transactions	(7.43)	4.22	4.78	4.83	(2.74)
Total from investment operations	(7.25)	4.32	4.88	4.96	(2.60)
Net asset value, end of period	$ 27.17	$ 34.42	$ 30.10	$ 25.22	$ 20.26
Total return[2]	(21.06%)	14.35%	19.35%	24.48%	(11.37%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 80,151	$ 98,827	$ 75,852	$ 69,993	$ 70,724
Ratio of net expenses to average net assets[3]	0.70%	0.70%	0.74%	0.72%	0.65%
Ratio of total expenses to average net assets[4]	0.70%	0.70%	0.75%	0.72%	0.65%
Ratio of net investment income (loss) to average net assets	0.62%	0.30%	0.43%	0.55%	0.59%
Portfolio turnover rate	18%	31%	27%	16%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 17.62	$ 15.94	$ 14.79	$ 12.22	$ 14.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.34	0.28	0.19	0.33	0.31
Net realized and unrealized gain (loss) on investment transactions	(3.04)	1.40	0.96	2.24	(2.31)
Total from investment operations	(2.70)	1.68	1.15	2.57	(2.00)
Net asset value, end of period	$ 14.92	$ 17.62	$ 15.94	$ 14.79	$ 12.22
Total return[2]	(15.32%)	10.54%	7.78%	21.03%	(14.07%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 85,483	$ 114,158	$ 109,296	$ 111,067	$ 98,471
Ratio of total expenses to average net assets	0.90%	0.85%	0.89%	0.82%	0.79%
Ratio of net investment income (loss) to average net assets	2.25%	1.66%	1.39%	2.41%	2.24%
Portfolio turnover rate	3%	3%	5%	6%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 43.79	$ 39.02	$ 33.95	$ 26.51	$ 30.26
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.04)	(0.05)	0.20	0.19
Net realized and unrealized gain (loss) on investment transactions	(9.54)	4.81	5.12	7.24	(3.94)
Total from investment operations	(9.55)	4.77	5.07	7.44	(3.75)
Net asset value, end of period	$ 34.24	$ 43.79	$ 39.02	$ 33.95	$ 26.51
Total return[2]	(21.81%)	12.23%	14.93%	28.07%	(12.39%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 258,905	$ 353,005	$ 336,274	$ 325,965	$ 296,892
Ratio of total expenses to average net assets	1.07%	1.03%	1.06%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	(0.02%)	(0.10%)	(0.14%)	0.66%	(0.66%)
Portfolio turnover rate	52%	76%	75%	50%	50%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 14.08	$ 14.93	$ 13.52	$ 11.39	$ 13.80
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.01	(0.02)	0.14	0.09
Net realized and unrealized gain (loss) on investment transactions	(3.36)	(0.86)	1.43	1.99	(2.50)
Total from investment operations	(3.29)	(0.85)	1.41	2.13	(2.41)
Net asset value, end of period	$ 10.79	$ 14.08	$ 14.93	$ 13.52	$ 11.39
Total return[2]	(23.37%)	(5.69%)	10.43%	18.70%	(17.46%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 94,075	$ 130,637	$ 145,335	$ 147,412	$ 146,973
Ratio of total expenses to average net assets	1.33%	1.25%	1.32%	1.34%	1.32%
Ratio of net investment income (loss) to average net assets	0.55%	0.07%	(0.19%)	1.11%	0.73%
Portfolio turnover rate	64%	68%	121% (a)	35%	45%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 37.63	$ 26.37	$ 27.25	$ 20.57	$ 21.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.52	0.28	0.39	0.41	0.43
Net realized and unrealized gain (loss) on investment transactions	(10.06)	10.98	(1.27)	6.27	(1.33)
Total from investment operations	(9.54)	11.26	(0.88)	6.68	(0.90)
Net asset value, end of period	$ 28.09	$ 37.63	$ 26.37	$ 27.25	$ 20.57
Total return[2]	(25.35%)	42.70%	(3.23%)	32.47%	(4.19%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 99,505	$ 140,061	$ 121,063	$ 133,068	$ 114,366
Ratio of total expenses to average net assets	0.97%	0.95%	0.97%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.63%	0.89%	1.59%	1.64%	2.05%
Portfolio turnover rate	27%	34%	64%	74%	66%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.23	$ 23.39	$ 21.41	$ 17.37	$ 19.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.08)	(0.07)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(4.14)	3.92	2.05	4.10	(1.77)
Total from investment operations	(4.22)	3.84	1.98	4.04	(1.83)
Net asset value, end of period	$ 23.01	$ 27.23	$ 23.39	$ 21.41	$ 17.37
Total return[2]	(15.50%)	16.42%	9.25%	23.26%	(9.53%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 55,617	$ 70,657	$ 70,074	$ 72,017	$ 64,604
Ratio of total expenses to average net assets[3]	0.34%	0.33%	0.33%	0.33%	0.32%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.33%)	(0.33%)	(0.33%)	(0.32%)
Portfolio turnover rate	17%	18%	17%	14%	19%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.84	$ 24.14	$ 22.06	$ 18.12	$ 19.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.08)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	(3.96)	3.78	2.14	4.00	(1.48)
Total from investment operations	(4.03)	3.70	2.08	3.94	(1.54)
Net asset value, end of period	$ 23.81	$ 27.84	$ 24.14	$ 22.06	$ 18.12
Total return[2]	(14.47%)	15.33%	9.43%	21.75%	(7.83%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 192,855	$ 246,473	$ 227,084	$ 232,308	$ 217,918
Ratio of total expenses to average net assets[3]	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.29%)	(0.30%)	(0.29%)	(0.29%)
Portfolio turnover rate	15%	12%	17%	12%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 23.89	$ 21.46	$ 19.55	$ 16.48	$ 17.51
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.07)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(3.24)	2.50	1.97	3.12	(0.98)
Total from investment operations	(3.30)	2.43	1.91	3.07	(1.03)
Net asset value, end of period	$ 20.59	$ 23.89	$ 21.46	$ 19.55	$ 16.48
Total return[2]	(13.81%)	11.32%	9.77%	18.63%	(5.88%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 220,593	$ 288,061	$ 285,910	$ 298,115	$ 291,618
Ratio of total expenses to average net assets[3]	0.30%	0.29%	0.30%	0.30%	0.29%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.29%)	(0.30%)	(0.30%)	(0.29%)
Portfolio turnover rate	11%	12%	17%	9%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 20.62	$ 18.99	$ 17.58	$ 15.31	$ 15.86
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	(2.26)	1.69	1.46	2.32	(0.50)
Total from investment operations	(2.32)	1.63	1.41	2.27	(0.55)
Net asset value, end of period	$ 18.30	$ 20.62	$ 18.99	$ 17.58	$ 15.31
Total return[2]	(11.25%)	8.58%	8.02%	14.83%	(3.47%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 81,079	$ 99,775	$ 94,485	$ 93,947	$ 88,927
Ratio of total expenses to average net assets[3]	0.32%	0.31%	0.32%	0.32%	0.31%
Ratio of net investment income (loss) to average net assets	(0.31%)	(0.31%)	(0.31%)	(0.31%)	(0.30%)
Portfolio turnover rate	16%	20%	23%	13%	17%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 17.35	$ 16.60	$ 15.51	$ 13.99	$ 14.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(1.66)	0.81	1.14	1.57	(0.15)
Total from investment operations	(1.71)	0.75	1.09	1.52	(0.19)
Net asset value, end of period	$ 15.64	$ 17.35	$ 16.60	$ 15.51	$ 13.99
Total return[2]	(9.86%)	4.52%	7.03%	10.87%	(1.34%)

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 47,950	$ 59,188	$ 61,854	$ 59,832	$ 57,092
Ratio of total expenses to average net assets[3]	0.35%	0.33%	0.33%	0.34%	0.33%
Ratio of net investment income (loss) to average net assets	(0.33%)	(0.33%)	(0.33%)	(0.31%)	(0.31%)
Portfolio turnover rate	12%	23%	30%	18%	23%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Effective September 8, 2022, in conjunction with and pursuant to the requirements of the 1940 Act and Rule 2a-5 (the “Rule”), the Board of the Penn Series Funds, Inc. (“Board”) has designated Penn Mutual Asset Management LLC (“PMAM” or the “Adviser”) as the Valuation Designee for the Funds. As Valuation Designee, PMAM has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. PMAM has adopted policies and procedures related to the Rule, and established a Valuation Committee for Registered Investment Companies to oversee valuation practices including fair valuation of all Fund investments. Note that prior to September 8, 2022, fair-value determinations were performed in accordance with the Funds’ policies and procedures approved by the Board and implemented through a Fair Value Committee of the Funds with members designated by the Board.
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these valuation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.
Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Level 3 items at December 31, 2022 consist of $14,013,835 and $1,481,800 of equities in the Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Private Investments Issued by Special Purpose Acquisition Companies — Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). Certain Funds may acquire equity securitites of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPE are valued based upon valuations of the underlying SPACs.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on debt and fixed income securities are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Expenses included in

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs. Other expenses attributable to the Funds are allocated in accordance with methodologies, which are reviewed with the Board of Directors no less than annually.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2022 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2022, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At December 31, 2022, Emerging Markets Equity Fund had accrued capital gains taxes of $52,544 which is reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2022, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $210,704 and $354,209, respectively, which is reflected in the Net realized gain (loss) on Investments line item in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.
Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Morgan Stanley Investment Management Inc.	0.60%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Delaware Investments Fund Advisers	0.70%

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Mid Cap Value Fund	Janus Henderson Investors US LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Henderson Investors US LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.
Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.
Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%
Fund	Expense Limitation
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

As of December 31, 2022, the Mid Cap Value Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
December 31, 2025
Mid Cap Value Fund	$ 7,208
During the year ended December 31, 2022, previously waived Money Market Fund advisory fees of $1,016,358 were recaptured by PMAM and $499,153 recaptured by PMAM and Penn Mutual. These fees are shown as recaptured advisory fees and recaptured adminstrative fees on the statement of operations.
Total fees of $596,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2022. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.
4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2022 are as follows:

Money Market Fund	$ 7,232,515
Limited Maturity Bond Fund	69,446,127
Quality Bond Fund	52,865,736
Large Growth Stock Fund	7,627,145
Large Core Value Fund	12,990,836
Index 500 Fund	15,269,332
SMID Cap Growth Fund	3,813,643
SMID Cap Value Fund	4,914,540
Small Cap Index Fund	3,864,859
Developed International Index Fund	3,857,544
International Equity Fund	6,078,655
Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2022 were as follows:

SMID Cap Growth Fund	$ 5,036
Small Cap Value Fund	12,458
Cross trades for the year ended December 31, 2022, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the year ended December 31, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Gain (Loss)
Flexibly Managed Fund	$ 1,021,206	$ —	$ —
Large Cap Growth Fund	45,123	34,486	(19,685)

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2022 as follows:
Balanced Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.9%
Penn Series Index 500 Fund*	$55,850,210	$2,696,701	$ 6,464,519	$4,961,687	$ (14,904,034)	$42,140,045	1,244,170	$—
Affiliated Fixed Income Funds — 39.7%
Penn Series Quality Bond Fund*	36,822,571	1,353,511	5,484,611	965,410	(5,754,509)	27,902,372	1,873,900	—
	$ 92,672,781	$ 4,050,212	$11,949,130	$ 5,927,097	$(20,658,543)	$ 70,042,417		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 64.7%
Penn Series Flexibly Managed Fund*	$ 4,165,160	$ 159,255	$ 515,414	$ 243,157	$ (737,768)	$ 3,314,390	41,347	$—
Penn Series Index 500 Fund*	10,460,839	5,658,467	1,014,229	282,485	(2,156,549)	13,231,013	390,641	—
Penn Series Large Cap Growth Fund*	2,110,377	105,794	1,236,938	575,983	(1,001,967)	553,249	17,801	—
Penn Series Large Cap Value Fund*	5,642,609	125,770	2,173,058	654,054	(897,308)	3,352,067	82,604	—
Penn Series Large Core Value Fund*	5,639,110	112,365	2,148,961	797,731	(1,045,317)	3,354,928	120,162	—
Penn Series Large Growth Stock Fund*	688,346	218,875	77,300	39,199	(329,104)	540,016	10,742	—
Penn Series Mid Cap Growth Fund*	1,406,625	292,598	161,007	95,609	(537,395)	1,096,430	34,577	—
Penn Series Mid Cap Value Fund*	1,414,876	31,511	250,042	(5,996)	(73,726)	1,116,623	42,766	—
Penn Series Mid Core Value Fund*	3,545,116	97,608	796,475	205,701	(263,055)	2,788,895	83,978	—
Penn Series Real Estate Securities Fund*	2,159,022	205,854	203,759	71,019	(605,723)	1,626,413	57,900	—
Penn Series Small Cap Growth Fund*	1,405,228	237,324	186,999	54,693	(394,726)	1,115,520	21,619	—
Penn Series Small Cap Index Fund*	2,114,988	228,337	237,715	(59,549)	(380,869)	1,665,192	61,288	—
Penn Series SMID Cap Growth Fund*	1,399,268	319,494	219,666	109,266	(510,881)	1,097,481	27,192	—
Penn Series SMID Cap Value Fund*	1,406,866	90,578	158,591	46,604	(263,096)	1,122,361	34,229	—
Affiliated Fixed Income Funds — 8.0%
Penn Series High Yield Bond Fund*	2,077,891	57,649	349,971	66,213	(195,924)	1,655,858	104,934	—
Penn Series Limited Maturity Bond Fund*	3,447,096	187,501	698,102	45,509	(191,590)	2,790,414	218,342	—
Affiliated International Equity Funds — 26.7%
Penn Series Developed International Index Fund*	8,430,576	342,224	2,379,331	349,708	(1,746,099)	4,997,078	334,925	—
Penn Series Emerging Markets Equity Fund*	4,168,887	667,926	531,069	(76,769)	(890,704)	3,338,271	309,385	—
Penn Series International Equity Fund*	8,497,242	912,229	1,004,767	318,741	(2,167,411)	6,556,034	191,473	—
	$ 70,180,122	$10,051,359	$14,343,394	$3,813,358	$(14,389,212)	$55,312,233		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.8%
Penn Series Flexibly Managed Fund*	$ 14,587,377	$ 395,816	$ 1,735,155	$ 862,279	$ (2,599,845)	$ 11,510,472	143,594	$—
Penn Series Index 500 Fund*	31,749,501	17,614,701	3,491,460	1,297,517	(6,964,654)	40,205,605	1,187,056	—
Penn Series Large Cap Growth Fund*	7,390,520	392,299	4,359,753	2,091,955	(3,593,672)	1,921,349	61,819	—
Penn Series Large Cap Value Fund*	19,760,562	281,370	7,545,910	2,655,394	(3,509,893)	11,641,523	286,878	—
Penn Series Large Core Value Fund*	19,748,491	249,695	7,473,232	2,883,995	(3,757,521)	11,651,428	417,315	—
Penn Series Large Growth Stock Fund*	2,410,629	772,557	288,702	148,432	(1,167,603)	1,875,313	37,305	—
Penn Series Mid Cap Growth Fund*	4,925,785	1,034,127	600,347	357,990	(1,909,893)	3,807,662	120,078	—
Penn Series Mid Cap Value Fund*	2,477,391	32,766	431,116	21,476	(161,547)	1,938,970	74,262	—
Penn Series Mid Core Value Fund*	12,414,906	220,295	2,745,251	876,888	(1,081,176)	9,685,662	291,649	—
Penn Series Real Estate Securities Fund*	7,560,457	675,532	708,143	248,071	(2,127,952)	5,647,965	201,067	—
Penn Series Small Cap Growth Fund*	2,460,462	419,180	346,176	108,262	(704,688)	1,937,040	37,539	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Moderately Aggressive Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Penn Series Small Cap Index Fund*	$ 9,875,121	$ 1,074,298	$ 1,180,845	$ 288,689	$ (2,346,567)	$ 7,710,696	283,794	$—
Penn Series SMID Cap Growth Fund*	2,450,063	562,937	404,486	224,758	(927,594)	1,905,678	47,217	—
Penn Series SMID Cap Value Fund*	4,926,657	284,998	550,320	107,875	(871,332)	3,897,878	118,874	—
Affiliated Fixed Income Funds — 18.0%
Penn Series High Yield Bond Fund*	7,277,548	128,852	1,199,457	380,394	(836,611)	5,750,726	364,431	—
Penn Series Limited Maturity Bond Fund*	24,146,584	1,029,865	4,761,798	311,713	(1,344,002)	19,382,362	1,516,617	—
Penn Series Quality Bond Fund*	12,078,290	453,776	1,419,761	135,193	(1,739,669)	9,507,829	638,538	—
Affiliated International Equity Funds — 21.8%
Penn Series Developed International Index Fund*	22,143,448	891,579	5,870,880	1,323,985	(4,990,215)	13,497,917	904,686	—
Penn Series Emerging Markets Equity Fund*	12,167,611	1,916,860	1,572,591	187,470	(3,037,857)	9,661,493	895,412	—
Penn Series International Equity Fund*	24,797,590	2,713,540	3,127,180	1,070,537	(6,481,120)	18,973,367	554,129	—
	$245,348,993	$31,145,043	$49,812,563	$15,582,873	$ (50,153,411)	$ 192,110,935		$—
*	Non-income producing security.
Moderate Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 45.8%
Penn Series Flexibly Managed Fund*	$ 17,135,094	$ 339,406	$ 2,288,790	$ 1,533,964	$ (3,548,176)	$ 13,171,498	164,315	$—
Penn Series Index 500 Fund*	34,426,314	13,126,949	4,175,383	1,173,134	(7,306,907)	37,244,107	1,099,619	—
Penn Series Large Cap Growth Fund*	5,787,708	282,920	2,725,248	1,316,501	(2,463,288)	2,198,593	70,740	—
Penn Series Large Cap Value Fund*	14,507,719	215,992	7,444,303	2,304,741	(2,923,346)	6,660,803	164,140	—
Penn Series Large Core Value Fund*	14,498,853	90,625	5,110,723	1,898,172	(2,488,380)	8,888,547	318,358	—
Penn Series Large Growth Stock Fund*	2,831,694	899,246	403,032	208,329	(1,390,331)	2,145,906	42,688	—
Penn Series Mid Cap Growth Fund*	5,786,485	1,207,331	832,397	493,930	(2,298,265)	4,357,084	137,404	—
Penn Series Mid Core Value Fund*	14,583,756	127,679	3,398,506	898,816	(1,128,330)	11,083,415	333,737	—
Penn Series Real Estate Securities Fund*	5,921,055	500,033	661,720	302,722	(1,753,590)	4,308,500	153,382	—
Penn Series Small Cap Index Fund*	8,700,554	943,822	1,231,158	303,105	(2,098,754)	6,617,569	243,562	—
Penn Series SMID Cap Growth Fund*	2,878,159	658,470	536,712	281,677	(1,100,941)	2,180,653	54,030	—
Penn Series SMID Cap Value Fund*	2,893,667	157,221	377,364	107,198	(550,538)	2,230,184	68,014	—
Affiliated Fixed Income Funds — 37.8%
Penn Series High Yield Bond Fund*	11,398,091	98,417	2,014,061	766,827	(1,475,035)	8,774,239	556,035	—
Penn Series Limited Maturity Bond Fund*	39,708,871	1,897,884	6,590,466	410,690	(2,157,127)	33,269,852	2,603,275	—
Penn Series Quality Bond Fund*	56,750,229	1,286,789	9,428,211	1,392,549	(8,657,504)	41,343,852	2,776,619	—
Affiliated International Equity Funds — 15.9%
Penn Series Developed International Index Fund*	14,450,945	577,503	3,854,380	1,168,218	(3,516,040)	8,826,246	591,571	—
Penn Series Emerging Markets Equity Fund*	14,292,746	2,095,454	2,019,989	98,110	(3,410,394)	11,055,927	1,024,646	—
Penn Series International Equity Fund*	20,390,937	2,287,987	3,073,225	1,170,453	(5,578,265)	15,197,887	443,863	—
	$286,942,877	$26,793,728	$56,165,668	$15,829,136	$(53,845,211)	$219,554,862		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 32.8%
Penn Series Flexibly Managed Fund*	$ 7,906,973	$ 737,287	$ 1,271,621	$ 657,259	$ (1,596,996)	$ 6,432,902	80,251	$—
Penn Series Index 500 Fund*	5,957,187	4,290,981	1,162,946	381,786	(1,442,019)	8,024,989	236,935	—
Penn Series Large Cap Growth Fund*	2,002,998	223,563	1,015,290	438,068	(843,992)	805,347	25,912	—
Penn Series Large Cap Value Fund*	5,020,806	387,174	2,754,742	791,216	(1,004,663)	2,439,791	60,123	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Moderately Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Penn Series Large Core Value Fund*	$ 5,017,732	$ 278,398	$ 1,828,761	$ 607,453	$ (819,001)	$ 3,255,821	116,613	$—
Penn Series Mid Core Value Fund*	3,028,250	173,405	718,935	178,513	(225,369)	2,435,864	73,347	—
Penn Series Real Estate Securities Fund*	2,049,087	333,807	289,128	105,304	(620,795)	1,578,275	56,186	—
Penn Series Small Cap Index Fund*	1,003,663	189,754	175,746	(41,813)	(167,859)	807,999	29,739	—
Penn Series SMID Cap Value Fund*	1,001,429	120,740	149,052	41,932	(198,143)	816,906	24,913	—
Affiliated Fixed Income Funds — 56.5%
Penn Series High Yield Bond Fund*	4,930,926	289,007	894,609	289,856	(597,820)	4,017,360	254,586	—
Penn Series Limited Maturity Bond Fund*	22,577,566	3,041,846	4,282,276	276,830	(1,303,784)	20,310,182	1,589,216	—
Penn Series Quality Bond Fund*	28,479,024	2,013,437	5,281,581	701,243	(4,391,884)	21,520,239	1,445,281	—
Affiliated International Equity Funds — 9.9%
Penn Series Developed International Index Fund*	3,000,693	473,662	595,101	92,811	(547,344)	2,424,721	162,515	—
Penn Series Emerging Markets Equity Fund*	1,978,565	425,356	314,004	(29,303)	(440,772)	1,619,842	150,124	—
Penn Series International Equity Fund*	5,040,580	965,527	930,574	279,954	(1,379,097)	3,976,390	116,133	—
	$98,995,479	$13,943,944	$21,664,366	$4,771,109	$(15,579,538)	$80,466,628		$—
*	Non-income producing security.
Conservative Allocation Fund	Total Value at 12/31/21	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/22	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.6%
Penn Series Flexibly Managed Fund*	$ 4,670,678	$ 416,863	$ 772,251	$ 270,326	$ (822,906)	$ 3,762,710	46,940	$—
Penn Series Index 500 Fund*	2,346,382	1,287,897	382,496	103,369	(538,754)	2,816,398	83,153	—
Penn Series Large Cap Value Fund	1,186,693	78,658	1,216,085	318,769	(368,035)	—	—	—
Penn Series Large Core Value Fund*	1,778,879	116,714	413,440	126,919	(180,811)	1,428,261	51,156	—
Penn Series Mid Core Value Fund*	1,193,024	52,894	278,010	76,787	(94,869)	949,826	28,601	—
Penn Series Real Estate Securities Fund*	605,498	94,838	87,622	27,918	(178,988)	461,644	16,434	—
Affiliated Fixed Income Funds — 75.6%
Penn Series High Yield Bond Fund*	2,912,574	125,774	507,158	80,098	(261,581)	2,349,707	148,904	—
Penn Series Limited Maturity Bond Fund*	19,131,755	2,282,517	3,445,799	225,534	(1,088,600)	17,105,407	1,338,451	—
Penn Series Quality Bond Fund*	22,619,234	1,327,389	4,269,442	363,356	(3,257,606)	16,782,931	1,127,128	—
Affiliated International Equity Funds — 2.9%
Penn Series Developed International Index Fund*	1,181,954	182,114	242,017	27,504	(204,076)	945,479	63,370	—
Penn Series International Equity Fund*	595,678	112,739	114,334	23,188	(152,087)	465,184	13,586	—
	$58,222,349	$6,078,397	$11,728,654	$1,643,768	$ (7,148,313)	$47,067,547		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the year ended December 31, 2022, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 1,135,805	$ 9,962,636	$ 89,888,123	$ 104,956,976
Quality Bond Fund	40,933,693	59,749,026	108,911,436	143,672,434
High Yield Bond Fund	—	—	117,399,324	125,284,624
Flexibly Managed Fund	939,498,188	495,566,335	3,093,875,260	3,495,391,143
Balanced Fund	—	—	4,050,212	11,949,130
Large Growth Stock Fund	—	—	86,724,121	119,561,154
Large Cap Growth Fund	—	—	21,396,068	22,704,151
Large Core Growth Fund	—	—	64,203,018	60,934,201

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Large Cap Value Fund	$ —	$ —	$ 111,474,693	$ 140,460,845
Large Core Value Fund	—	—	85,321,124	107,278,969
Index 500 Fund	—	—	81,413,597	27,737,462
Mid Cap Growth Fund	—	—	44,288,130	57,430,483
Mid Cap Value Fund	—	—	42,221,213	51,040,774
Mid Core Value Fund	—	—	64,362,458	68,548,939
SMID Cap Growth Fund	—	—	53,330,915	58,083,792
SMID Cap Value Fund	—	—	25,207,060	30,960,422
Small Cap Growth Fund	—	—	13,748,724	24,641,265
Small Cap Value Fund	—	—	95,828,831	111,129,965
Small Cap Index Fund	—	—	19,244,787	15,438,488
Developed International Index Fund	—	—	3,099,554	10,293,966
International Equity Fund	—	—	140,003,763	161,087,935
Emerging Markets Equity Fund	—	—	67,054,078	70,011,139
Real Estate Securities Fund	—	—	31,064,287	38,616,021
Aggressive Allocation Fund	—	—	10,051,359	14,343,394
Moderately Aggressive Allocation Fund	—	—	31,145,043	49,812,563
Moderate Allocation Fund	—	—	26,793,728	56,165,668
Moderately Conservative Allocation Fund	—	—	13,943,944	21,664,366
Conservative Allocation Fund	—	—	6,078,397	11,728,654
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2022, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2022, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$ (5,838)	$ 5,838
Limited Maturity Bond Fund	(2,879,070)	2,879,070
Quality Bond Fund	(10,870,035)	10,870,035
High Yield Bond Fund	(7,107,998)	7,107,998
Flexibly Managed Fund	(563,322,183)	563,322,183
Balanced Fund	(5,635,556)	5,635,556
Large Growth Stock Fund	1,360,265	(1,360,265)
Large Cap Growth Fund	(6,206,236)	6,206,236
Large Core Growth Fund	836,112	(836,112)
Large Cap Value Fund	(20,305,733)	20,305,733
Large Core Value Fund	(16,165,845)	16,165,845
Index 500 Fund	(24,171,178)	24,171,178
Mid Cap Growth Fund	(16,400,961)	16,400,961
Mid Cap Value Fund	(882,836)	882,836
Mid Core Value Fund	(12,451,942)	12,451,942
SMID Cap Growth Fund	431,678	(431,678)
SMID Cap Value Fund	(5,658,046)	5,658,046
Small Cap Growth Fund	(5,189,331)	5,189,331
Small Cap Value Fund	(5,083,772)	5,083,772
Small Cap Index Fund	(1,810,955)	1,810,955
Developed International Index Fund	(2,576,329)	2,576,329
International Equity Fund	928,696	(928,696)
Emerging Markets Equity Fund	(973,379)	973,379
Real Estate Securities Fund	(9,965,421)	9,965,421
Aggressive Allocation Fund	(3,681,114)	3,681,114
Moderately Aggressive Allocation Fund	(14,931,835)	14,931,835
Moderate Allocation Fund	(15,073,374)	15,073,374
Moderately Conservative Allocation Fund	(4,520,106)	4,520,106
Conservative Allocation Fund	(1,455,841)	1,455,841
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2022 and 2021 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Money Market Fund	$ 416,654	$ 21,353	$ —	$ —	$ 416,654	$ 21,353

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Limited Maturity Bond Fund	$ 2,879,070	$ 3,660,375	$ —	$ —	$ 2,879,070	$ 3,660,375
Quality Bond Fund	10,870,035	10,408,652	—	581,151	10,870,035	10,989,803
High Yield Bond Fund	7,107,998	6,975,214	—	—	7,107,998	6,975,214
Flexibly Managed Fund	63,279,640	195,736,954	500,042,543	453,781,423	563,322,183	649,518,377
Balanced Fund	1,220,706	1,241,162	6,907,651	12,884,778	8,128,357	14,125,940
Large Growth Stock Fund	—	5,933,272	269,503	51,380,783	269,503	57,314,055
Large Cap Growth Fund	83,436	872,268	6,101,261	7,539,927	6,184,697	8,412,195
Large Core Growth Fund	—	4,420,923	—	36,000,990	—	40,421,913
Large Cap Value Fund	2,008,550	7,212,972	18,225,021	20,887,442	20,233,571	28,100,414
Large Core Value Fund	3,262,793	11,009,430	12,903,052	21,210,050	16,165,845	32,219,480
Index 500 Fund	7,812,235	7,510,040	16,358,943	44,177,839	24,171,178	51,687,879
Mid Cap Growth Fund	—	—	17,170,535	33,041,972	17,170,535	33,041,972
Mid Cap Value Fund	882,988	542,837	—	—	882,988	542,837
Mid Core Value Fund	2,964,608	6,948,194	9,487,334	11,497,689	12,451,942	18,445,883
SMID Cap Growth Fund	—	2,306,213	—	14,714,496	—	17,020,709
SMID Cap Value Fund	803,079	2,864,643	4,854,967	—	5,658,046	2,864,643
Small Cap Growth Fund	—	3,001,820	5,712,638	17,548,296	5,712,638	20,550,116
Small Cap Value Fund	1,094,826	20,918,874	3,988,946	24,016,729	5,083,772	44,935,603
Small Cap Index Fund	514,315	1,856,813	1,296,640	10,911,503	1,810,955	12,768,316
Developed International Index Fund	1,643,076	2,667,317	805,805	2,436,570	2,448,881	5,103,887
International Equity Fund	—	5,989,745	—	57,422,610	—	63,412,355
Emerging Markets Equity Fund	936,610	5,615,466	—	13,295,608	936,610	18,911,074
Real Estate Securities Fund	2,347,183	1,161,507	7,618,238	12,868,114	9,965,421	14,029,621

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2022	2021	2022	2021	2022	2021
Aggressive Allocation Fund	$ 543,618	$ 1,681,712	$ 6,088,579	$ 14,115,541	$ 6,632,197	$ 15,797,253
Moderately Aggressive Allocation Fund	2,194,205	6,036,323	22,959,200	39,308,858	25,153,405	45,345,181
Moderate Allocation Fund	3,167,916	6,688,233	22,349,076	43,116,939	25,516,992	49,805,172
Moderately Conservative Allocation Fund	1,333,510	2,238,079	6,810,924	11,019,657	8,144,434	13,257,736
Conservative Allocation Fund	864,365	1,173,776	2,367,906	5,120,919	3,232,271	6,294,695
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2022, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Limited Maturity Bond Fund	$ (1,106,372)	$ (1,982,215)
Quality Bond Fund	(9,733,260)	(13,930,059)
High Yield Bond Fund	(3,566,539)	(2,290,906)
Large Core Growth Fund	(17,773,124)	(19,910,318)
Mid Cap Value Fund	(1,914,841)	(814,427)
SMID Cap Growth Fund	(6,278,231)	—
International Equity Fund	(12,725,732)	(549,930)
Emerging Markets Equity Fund	(6,488,820)	(1,234,620)
During the year ended December 31, 2022, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Mid Cap Value Fund	$ 5,643,795

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Tax cost of securities:
At December 31, 2022, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2022 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 165,488,259	$ —	$ —	$ —
Limited Maturity Bond Fund	236,781,600	403,474	(15,025,215)	(14,621,741)
Quality Bond Fund	394,342,750	350,038	(43,351,138)	(43,001,100)
High Yield Bond Fund	145,059,950	299,347	(8,203,702)	(7,904,355)
Flexibly Managed Fund	4,816,838,853	131,558,937	(321,716,772)	(190,157,835)
Balanced Fund	54,012,120	17,863,362	(1,519,202)	16,344,160
Large Growth Stock Fund	206,015,065	59,425,330	(29,560,522)	29,864,808
Large Cap Growth Fund	49,882,498	14,158,771	(1,535,821)	12,622,950
Large Core Growth Fund	137,447,494	1,169,719	(45,055,004)	(43,885,285)
Large Cap Value Fund	152,409,405	19,590,922	(6,354,109)	13,236,813
Large Core Value Fund	150,897,023	18,915,575	(8,919,132)	9,996,443
Index 500 Fund	371,087,554	275,678,118	(25,318,678)	250,359,440
Mid Cap Growth Fund	121,991,200	31,802,679	(18,806,499)	12,996,180
Mid Cap Value Fund	76,743,201	15,428,320	(3,507,704)	11,920,616
Mid Core Value Fund	87,402,538	4,628,739	(5,531,269)	(902,530)
SMID Cap Growth Fund	74,336,447	4,774,990	(8,846,866)	(4,071,876)
SMID Cap Value Fund	56,221,007	4,940,938	(6,490,350)	(1,549,412)
Small Cap Growth Fund	77,893,007	25,754,656	(7,227,922)	18,526,734
Small Cap Value Fund	157,312,948	13,527,111	(16,247,050)	(2,719,939)
Small Cap Index Fund	85,567,078	14,963,711	(20,450,248)	(5,486,537)
Developed International Index Fund	69,822,898	32,141,927	(17,209,207)	14,932,720
International Equity Fund	265,460,598	15,447,550	(22,802,548)	(7,354,998)
Emerging Markets Equity Fund	106,577,603	3,610,390	(15,859,969)	(12,249,579)
Real Estate Securities Fund	102,321,088	8,504,408	(11,593,376)	(3,088,968)
Aggressive Allocation Fund	50,903,206	5,805,468	(1,023,866)	4,781,602
Moderately Aggressive Allocation Fund	170,112,704	26,566,717	(3,565,557)	23,001,160
Moderate Allocation Fund	197,607,044	27,284,587	(4,244,889)	23,039,698
Moderately Conservative Allocation Fund	78,234,608	4,804,432	(1,854,272)	2,950,160
Conservative Allocation Fund	48,426,994	1,336,572	(1,792,832)	(456,260)
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.
Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2022. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at December 31, 2022 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of December 31, 2022 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.
The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2022:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2022:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 21,303	$ —	$ —	$ (636)
Quality Bond Fund	—	—	111,908	—	—	—
Flexibly Managed Fund	—	—	—	(6,900,032)	—	—
Index 500 Fund	—	—	—	(162,808)	—	—
Mid Core Value Fund	—	5,005	—	—	(38,749)	—
Small Cap Index Fund	—	—	—	(25,736)	—	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Developed International Index Fund	$—	$ —	$ —	$ (2,850)	$ —	$ —
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2022:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Citigroup	ISDA	$ —	$ (1,401,904)	$ (1,401,904)	$—	$ (1,401,904)
Credit Suisse	ISDA	—	(1,177)	(1,177)	—	(1,177)
Goldman Sachs	ISDA	—	(1,249,220)	(1,249,220)	—	(1,249,220)
JP Morgan	ISDA	—	(2,063,714)	(2,063,714)	—	(2,063,714)
WellsFargo	ISDA	—	(2,184,017)	(2,184,017)	—	(2,184,017)
Total		$ —	$(6,900,032)	$(6,900,032)	$—	$(6,900,032)
Mid Core Value Fund
Bank of America	Fx Letter	4,685	—	4,685	—	4,685

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
JPMorgan	Fx Letter	$ —	$ (38,191)	$ (38,191)	$—	$ (38,191)
UBS Securities	Fx Letter	320	(558)	(238)	—	(238)
Total		$ 5,005	$ (38,749)	$ (33,744)	$—	$ (33,744)
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2022:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (2,458,487)
Quality Bond Fund	—	—	(14,745,741)
Flexibly Managed Fund	14,141,395	—	—
Large Cap Growth Fund	—	(41)	—
Index 500 Fund	(1,215,561)	—	—
Mid Cap Growth Fund	(649,894)	—	—
Mid Core Value Fund	—	421,658	—
Small Cap Growth Fund	—	545	—
Small Cap Index Fund	(271,201)	—	—
Developed International Index Fund	(464,940)	1,536	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 3,648
Quality Bond Fund	—	—	(132,187)
Flexibly Managed Fund	69,224,799	—	—
Index 500 Fund	(249,672)	—	—
Mid Cap Growth Fund	148,217	—	—
Mid Core Value Fund	—	34,930	—
Small Cap Growth Fund	—	65	—
Small Cap Index Fund	(49,188)	—	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Developed International Index Fund	$ (54,964)	$ —	$ —
The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2022. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 41,475,325	$ (626,719)	$ —	$ —
Quality Bond Fund	—	129,676,288	(2,928,750)	—	—
Flexibly Managed Fund	—	—	—	—	(26,785,122)
Index 500 Fund	—	6,380,600	—	—	—
Mid Cap Growth Fund	—	—	—	3,885	(100,156)
Mid Core Value Fund	(5,888,435)	—	—	—	—
Small Cap Index Fund	—	1,052,829	—	—	—
Developed International Index Fund	—	2,658,100	—	—	—
The Large Cap Growth Fund and Small Cap Growth Fund had derivative activity during the period but did not have open positions at any quarter-end.
8 — Credit and Market Risk
An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The High Yield Bond, Flexibly Managed, Large Core Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2022

investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of June 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.
Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.
11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Directors
Penn Series Funds, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent, underlying companies, agent banks and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.
Philadelphia, Pennsylvania
February 23, 2023

Penn Series Funds, Inc.
December 31, 2022

Tax Information (unaudited)
Each Fund reports the following amounts distributed during the year ended December 31, 2022 as capital gain dividends:
Fund	Long-Term Capital Gains
Flexibly Managed Fund	$ 500,042,543
Balanced Fund	6,907,651
Large Growth Stock Fund	269,503
Large Cap Growth Fund	6,101,261
Large Cap Value Fund	18,225,021
Large Core Value Fund	12,903,052
Index 500 Fund	16,358,943
Mid Cap Growth Fund	17,170,535
Mid Core Value Fund	9,487,334
SMID Cap Value Fund	4,854,967
Small Cap Growth Fund	5,712,638
Small Cap Value Fund	3,988,946
Small Cap Index Fund	1,296,640
Developed International Index Fund	805,805
Real Estate Securities Fund	7,618,238
Aggressive Allocation Fund	6,088,579
Moderately Aggressive Allocation Fund	22,959,200
Moderate Allocation Fund	22,349,076
Moderately Conservative Allocation Fund	6,810,924
Conservative Allocation Fund	2,367,906
Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2022 as being eligible for the dividends received deduction available to corporate shareholders:
Fund
Quality Bond Fund	2.39%
High Yield Bond Fund	0.77%
Flexibly Managed Fund	47.87%
Balanced Fund	45.03%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	85.92%
Index 500 Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	56.51%
SMID Cap Value Fund	98.71%
Small Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
Emerging Markets Equity Fund	2.08%
Real Estate Securities Fund	1.22%
Aggressive Allocation Fund	70.17%
Moderately Aggressive Allocation Fund	44.22%
Moderate Allocation Fund	28.69%
Moderately Conservative Allocation Fund	23.44%
Conservative Allocation Fund	13.49%

Penn Series Funds, Inc.
December 31, 2022

Tax Information (unaudited) continued
Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended December 31, 2022 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.
Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.
Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.
Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present).	29	Director, CSS Industries (2005-2020).
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.
INTERESTED DIRECTORS
David M. O’Malley (1974)*	Director and Chairman of the Board; No set term; served since 2022.	Chairman (2022 – Present), Chairman and Chief Executive Officer (2014 – 2021), PMAM; President and Chief Executive Officer (2022 – Present), President and Chief Operating Officer (2016 – 2021), Penn Mutual.	29	None.
* The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
Keith Huckerby (1971)*	President; One year; served since 2022.	Senior Managing Director and Chief Operating Officer (2022 – Present), President and Chief Operating Officer (2019 – 2021), President and Chief Marketing Officer (2014 – 2018), PMAM.
Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), PMAM.
Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Controller and Treasurer (2015 - Present), PMAM.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Victoria Robinson (1965)*	Chief Compliance Officer One year; served since October 2021; served 2014-2019. Secretary One year; served since 2019. AML Officer One year; served since 2019.	Chief Ethics and Compliance Officer, Penn Mutual and insurance affiliates (May 2019 – Present); Chief Compliance Officer, PMAM (October 2021 –
Present; served 2008 – 2019); Chief Compliance Officer, HTK (August 2019 – Present).
* The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

About The Penn Mutual Life Insurance Company
Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.
Visit Penn Mutual at www.pennmutual.com.

THE PENN MUTUAL
LIFE INSURANCE COMPANY
© 2023 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com
PM8942	01/23

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $536,000 for 2022 and $537,500 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date March 7, 2023

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date March 7, 2023

* Print the name and title of each signing officer under his or her signature.